United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05398

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.




ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------


INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

TOTAL RETURN PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Total Return Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation. The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) and common stocks.

INVESTMENT RESULTS

The table on page 4 shows the performance for the Portfolio and its new composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, in addition to the individual components of the composite, for the one-, five- and 10-year periods ended December 31, 2004.

Previously, the equity portion of the Portfolio's composite benchmark consisted of 60% of the S&P 500 Stock Index. However, from this point on, the equity portion of the Portfolio will use the Russell 1000 Value Index in place of the S&P 500 Stock Index, as the Russell 1000 Value Index more closely reflects the Portfolio's equity strategy.

For the annual period ended December 31, 2004, the Portfolio's Class A shares underperformed the new composite benchmark. The performance of the Portfolio's equity allocation during the annual period was hindered by an overweighted position in health care and by an underweighted position in utilities. Performance was aided by an overweighted position in transportation and an underweighted position in technology.

The Portfolio's fixed-income allocation was structured to capture two investment themes which were expected to unfold over the course of 2004. First, a turn in the monetary policy cycle was expected to bring about a meaningful rise in market rates. Second, the cyclical strengthening of balance sheets and a concurrent fall in default rates was expected to result in an ongoing tightening of credit spreads. These themes were embedded in the Portfolio through a short duration exposure, and by overweighting BBB-rated bonds. The credit allocation proved positive to returns as the overall risk premium of corporate bonds narrowed over the course of the year, and lower credit quality bonds outperformed those of higher quality bonds, according to the Lehman Brothers family of bond indices.

Additionally, the Portfolio's security selection added incrementally to its sector allocation. However, the Portfolio's short duration exposure did not prove positive, and essentially offset the positive returns earned in credit. When the U.S. Federal Reserve (the "Fed") raised policy rates by 125 basis points from June of 2004 through December of 2004, the impact on the market rates was unusual in that the term structure of rates actually fell, according to the LB Government/Credit Index. During this period of Fed tightening, the long rates rallied more than the short-term rates, causing the Portfolio's short duration exposure to detract from relative returns.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual reporting period was characterized by a solid economic environment, offset to some degree by rising oil prices and increased short-term interest rates. Robust economic growth, fueled by business and consumer spending, contributed to a strong period of expansion. Employment growth, which had been lagging the economic recovery, began to improve, helping to keep consumer spending strong. The Fed finally began to tighten monetary policy, reversing an easing trend that had been in place since January 2001. During the annual reporting period, the Fed raised rates 125 basis points to 2.25%. However, it appears that this had relatively little impact on monetary conditions because core inflation rose by roughly the same amount, so real policy rates stayed at essentially zero. Moreover, the trade-weighted dollar actually depreciated, which, all else being equal, typically stimulates growth via trade. Market rates had a mixed response to the turn in the monetary policy cycle; short term rates rose, but intermediate and long-term rates actually fell, a highly unusual response during the early stages of a monetary tightening cycle. Corporate profits remained very strong throughout the annual reporting period and overall credit metrics (leverage and interest coverage) continued to improve while default rates fell to historically low levels; this facilitated the ongoing contraction in credit risk premiums. Of note, the lower the credit quality, the greater the contraction in risk premiums.

The investment discipline utilized by the Portfolio's equity management team was largely focused on stock selection (as opposed to sector rotation). The equity team had expected long-term interest rates to follow


1


TOTAL RETURN PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

short-term rates higher, thereby resulting in higher bond yields (which would negatively impact utility valuations) and net interest margin pressure at banks. The equity team further believed that interest rate pressures would cause multiple contractions in these sectors which had been trading at close to historic valuations. In fact, long-term rates have continued to decline even in the face of rising short-term rates, and interest-rate sensitive sectors have outperformed, as valuations have remained at high levels.

The fixed-income team's strategy was to position the Portfolio for the turn in the monetary policy cycle by shortening duration versus the Portfolio's composite benchmark in order to make the Portfolio less price sensitive to a rise in market rates. Unfortunately, this detracted from performance as market rates actually fell on average as the Fed tightened from June to December, an unusual response as discussed above. The fixed-income team also positioned the Portfolio to capture the excess return that would be generated by corporate bonds in a period of contracting risk premiums. This was a successful strategy at both the sector and security selection level. Netting the Portfolio's duration and corporate strategy proved to be modestly positive to returns compared to the Portfolio's composite benchmark.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Total Return Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


2


TOTAL RETURN PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NONE OF THE FOLLOWING INDICES OR COMPOSITES REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The unmanaged Russell 1000 Value Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The new composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. The old benchmark represents a 60%/40% blend of the S&P 500 Stock Index and the LB Government/Credit Index, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Total Return Portfolio.

A WORD ABOUT RISK

Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as covered call options and forward commitments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


TOTAL RETURN PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS                      -------------------------------------------
PERIODS ENDED DECEMBER 31, 2004                           1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio Class A           9.07%          5.97%         11.13%
-------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                  16.49%          5.27%         13.83%
-------------------------------------------------------------------------------------------------
S&P 500 Stock Index                                       10.87%         -2.30%         12.07%
-------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                    4.19%          8.00%          7.80%
-------------------------------------------------------------------------------------------------
New Composite: 60% Russell 1000 Value Index/
40% LB Government/Credit Index                            11.57%          6.36%         11.42%
-------------------------------------------------------------------------------------------------
Old Composite: 60% S&P 500 Stock Index/
40% LB Government/Credit Index                             8.20%          1.82%         10.36%
-------------------------------------------------------------------------------------------------



ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO CLASS A: $28,724
COMPOSITE (60/40 RUSSELL 1000 VALUE INDEX/LB GOVT/CREDIT INDEX): $30,305 RUSSELL 1000 VALUE INDEX: $36,509
COMPOSITE (60/40 S&P 500 STOCK INDEX/LB GOVT/CREDIT INDEX): $28,138
S&P 500 STOCK INDEX: $31,245
LEHMAN BROTHERS GOVT/CREDIT INDEX: $21,201


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]



                              Composite                      Composite
                               (60/40                         (60/40
                               Russell                        S&P 500
         AllianceBernstein    1000 Value       Russell          Stock                          Lehman
            Total Return      Index / LB        1000         Index / LB        S&P 500        Brothers
              Portfolio      Govt/Credit        Value        Govt/Credit        Stock       Govt/Credit
               Class A          Index)          Index           Index)          Index           Index
---------------------------------------------------------------------------------------------------------
12/31/94       $ 10,000        $ 10,000        $ 10,000        $ 10,000        $ 10,000        $ 10,000
12/31/95       $ 12,367        $ 13,071        $ 13,836        $ 13,022        $ 13,753        $ 11,924
12/31/96       $ 14,243        $ 14,920        $ 16,830        $ 14,966        $ 16,909        $ 12,270
12/31/97       $ 17,250        $ 18,652        $ 22,751        $ 18,545        $ 22,549        $ 13,468
12/31/98       $ 20,181        $ 21,108        $ 26,307        $ 22,430        $ 28,997        $ 14,744
12/31/99       $ 21,498        $ 21,857        $ 28,240        $ 25,067        $ 35,096        $ 14,427
12/31/00       $ 24,190        $ 23,813        $ 30,220        $ 24,886        $ 31,902        $ 16,137
12/31/01       $ 24,739        $ 23,824        $ 28,531        $ 23,959        $ 28,112        $ 17,508
12/31/02       $ 22,122        $ 22,657        $ 24,103        $ 21,841        $ 21,902        $ 19,441
12/31/03       $ 26,336        $ 27,163        $ 31,341        $ 26,006        $ 28,181        $ 20,348
12/31/04       $ 28,724        $ 30,305        $ 36,509        $ 28,138        $ 31,245        $ 21,201



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Total Return Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmarks. The Portfolio's new composite benchmark is a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively. The Portfolio's prior composite benchmark was a 60%/40% blend of the S&P 500 Stock Index and the LB Government/Credit Index, respectively. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


4


TOTAL RETURN PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                              BEGINNING             ENDING
                                            ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
TOTAL RETURN PORTFOLIO                      JULY 1, 2004      DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,070.66            $3.70            0.71%
Hypothetical (5% return before expenses)         $1,000            $1,021.57            $3.61            0.71%

CLASS B
Actual                                           $1,000            $1,069.28            $4.99            0.96%
Hypothetical (5% return before expenses)         $1,000            $1,020.31            $4.88            0.96%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


5


TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

U.S. Treasury Notes                              $ 46,305,980          19.4%
-------------------------------------------------------------------------------
U.S. Treasury Bonds                                11,833,228           5.0
-------------------------------------------------------------------------------
General Electric Co. (Bonds & Common Stock)         6,540,166           2.7
-------------------------------------------------------------------------------
Citigroup, Inc.                                     5,661,151           2.4
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                5,645,527           2.4
-------------------------------------------------------------------------------
Viacom, Inc. Cl. B (Bonds & Common Stock)           5,245,400           2.2
-------------------------------------------------------------------------------
American International Group, Inc.                  5,214,198           2.2
-------------------------------------------------------------------------------
ConocoPhillips                                      5,105,604           2.1
-------------------------------------------------------------------------------
Federal National Mortgage Assoc.
  (Bonds & Common Stock)                            4,667,272           1.9
-------------------------------------------------------------------------------
Bank of America Corp.                               4,304,284           1.8
                                                 ------------          ----
-------------------------------------------------------------------------------
                                                 $100,522,810          42.1%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
DECEMBER 31, 2004
_______________________________________________________________________________


                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

U.S. Government & Sponsored Agency Obligations   $ 60,577,607          25.4%
-------------------------------------------------------------------------------
Finance                                            47,598,293          19.9
-------------------------------------------------------------------------------
Consumer Services                                  20,577,564           8.6
-------------------------------------------------------------------------------
Energy                                             20,415,897           8.6
-------------------------------------------------------------------------------
Healthcare                                         12,867,518           5.4
-------------------------------------------------------------------------------
Capital Goods                                      12,739,418           5.3
-------------------------------------------------------------------------------
Consumer Staples                                   12,687,080           5.3
-------------------------------------------------------------------------------
Utilities                                          12,581,991           5.3
-------------------------------------------------------------------------------
Technology                                         11,388,698           4.8
-------------------------------------------------------------------------------
Transportation                                      5,910,655           2.5
-------------------------------------------------------------------------------
Industrials                                         4,423,326           1.8
-------------------------------------------------------------------------------
Basic Industry                                      4,035,432           1.7
-------------------------------------------------------------------------------
Consumer Manufacturing                              3,355,527           1.4
-------------------------------------------------------------------------------
Multi-Industry Companies                            2,098,340           0.9
-------------------------------------------------------------------------------
Aerospace & Defense                                 1,043,712           0.4
-------------------------------------------------------------------------------
Sovereign Debt Obligations                            956,046           0.4
-------------------------------------------------------------------------------
Municipal Obligation                                  436,240           0.2
-------------------------------------------------------------------------------
Miscellaneous/Conglomerate                            377,643           0.2
                                                 ------------         -----
-------------------------------------------------------------------------------
Total Investments*                                234,070,987          98.1
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            4,575,609           1.9
                                                 ------------         -----
-------------------------------------------------------------------------------
Net Assets                                       $238,646,596         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term obligations.


6


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-58.2%
FINANCE-15.0%
BANKING-MONEY CENTER-2.7%
JPMorgan Chase & Co.                                  144,720     $   5,645,527
Wachovia Corp.                                         16,300           857,380
                                                                  -------------
                                                                      6,502,907
                                                                  -------------
BANKING-REGIONAL-1.8%
Bank of America Corp.                                  91,600         4,304,284
                                                                  -------------
BROKERAGE & MONEY MANAGEMENT-1.3%
Merrill Lynch & Co., Inc.                              35,600         2,127,812
Morgan Stanley                                         18,900         1,049,328
                                                                  -------------
                                                                      3,177,140
                                                                  -------------
INSURANCE-5.1%
ACE Ltd. (Cayman Islands)                              67,400         2,881,350
AFLAC, Inc.                                            27,500         1,095,600
Allstate Corp.                                         23,000         1,189,560
American International Group, Inc.                     79,400         5,214,198
Axis Capital Holdings Ltd. (Bermuda)                   14,200           388,512
MetLife, Inc.                                          33,100         1,340,881
                                                                  -------------
                                                                     12,110,101
                                                                  -------------
MORTGAGE BANKING-1.2%
Fannie Mae                                             31,300         2,228,873
The PMI Group, Inc.                                    13,600           567,800
                                                                  -------------
                                                                      2,796,673
                                                                  -------------
MISCELLANEOUS-2.9%
Citigroup, Inc.                                       117,500         5,661,150
MBNA Corp.                                             45,625         1,286,169
                                                                  -------------
                                                                      6,947,319
                                                                  -------------
                                                                     35,838,424
                                                                  -------------
ENERGY-7.8%
DOMESTIC INTEGRATED-0.7%
Occidental Petroleum Corp.                             28,000         1,634,080
                                                                  -------------
DOMESTIC PRODUCERS-0.7%
Noble Energy, Inc.                                     26,400         1,627,824
                                                                  -------------
INTERNATIONAL-3.1%
BP p.l.c. (ADR) (United Kingdom)                       41,900         2,446,960
ChevronTexaco Corp.                                    39,400         2,068,894
Exxon Mobil Corp.                                      55,900         2,865,434
                                                                  -------------
                                                                      7,381,288
                                                                  -------------
OIL SERVICE-1.2%
EnCana Corp. (Canada)                                  16,600           947,196
Halliburton Co.                                        17,700           694,548
Nabors Industries Ltd. (Bermuda)(a)                    25,300         1,297,637
                                                                  -------------
                                                                      2,939,381
                                                                  -------------
MISCELLANEOUS-2.1%
ConocoPhillips                                         58,800         5,105,604
                                                                  -------------
                                                                     18,688,177
                                                                  -------------
CONSUMER SERVICES-7.7%
BROADCASTING & CABLE-5.3%
Clear Channel Communications, Inc.                     48,900         1,637,661
Comcast Corp. Cl. A(a)                                 36,750         1,223,040
Comcast Corp. Special Cl. A(a)                         46,600         1,530,344
Time Warner, Inc.(a)                                  113,100         2,198,664
Viacom, Inc. Cl. B                                    141,200         5,138,268
Westwood One, Inc.(a)                                  32,200           867,146
                                                                  -------------
                                                                     12,595,123
                                                                  -------------
ENTERTAINMENT & LEISURE-0.7%
Carnival Corp. (Panama)                                30,400         1,751,952
                                                                  -------------
RESTAURANT & LODGING-0.5%
McDonald's Corp.                                       32,900         1,054,774
                                                                  -------------
RETAIL-GENERAL MERCHANDISE-1.2%
The Home Depot, Inc.                                   67,400         2,880,676
                                                                  -------------
                                                                     18,282,525
                                                                  -------------
CAPITAL GOODS-5.3%
ELECTRICAL EQUIPMENT-1.1%
Emerson Electric Co.                                   17,300         1,212,730
Johnson Controls, Inc.                                 21,800         1,382,992
                                                                  -------------
                                                                      2,595,722
                                                                  -------------
MACHINERY-1.2%
Ingersoll-Rand Co. Cl. A
(Bermuda)                                              24,200         1,943,260
PACCAR, Inc.                                           12,200           981,856
                                                                  -------------
                                                                      2,925,116
                                                                  -------------
MISCELLANEOUS-3.0%
General Electric Co.                                  150,200         5,482,300
United Technologies Corp.                              16,800         1,736,280
                                                                  -------------
                                                                      7,218,580
                                                                  -------------
                                                                     12,739,418
                                                                  -------------


7


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

HEALTHCARE-5.2%
BIOTECHNOLOGY-0.3%
Applera Corp.-Applied Biosystems Group                 33,300     $     696,303
                                                                  -------------
DRUGS-0.4%
Pfizer, Inc.                                           33,900           911,571
                                                                  -------------
MEDICAL PRODUCTS-1.5%
Beckman Coulter, Inc.                                  14,200           951,258
Boston Scientific Corp.(a)                             76,100         2,705,355
                                                                  -------------
                                                                      3,656,613
                                                                  -------------
MEDICAL SERVICES-3.0%
Caremark Rx, Inc.(a)                                   35,300         1,391,879
UnitedHealth Group, Inc.                               20,200         1,778,206
Wellpoint Inc.                                         34,600         3,979,000
                                                                  -------------
                                                                      7,149,085
                                                                  -------------
                                                                     12,413,572
                                                                  -------------
CONSUMER STAPLES-4.7%
BEVERAGES-0.5%
Anheuser-Busch Cos., Inc.                              12,900           654,417
PepsiCo, Inc.                                          12,800           668,160
                                                                  -------------
                                                                      1,322,577
                                                                  -------------
COSMETICS-1.2%
Avon Products, Inc.                                    72,580         2,808,846
                                                                  -------------
FOOD-0.3%
Dean Foods Co.(a)                                      21,600           711,720
                                                                  -------------
HOUSEHOLD PRODUCTS-1.1%
The Procter & Gamble Co.                               46,400         2,555,712
                                                                  -------------
TOBACCO-1.4%
Altria Group, Inc.                                     56,600         3,458,260
                                                                  -------------
MISCELLANEOUS-0.2%
Fortune Brands, Inc.                                    5,500           424,490
                                                                  -------------
                                                                     11,281,605
                                                                  -------------
TECHNOLOGY-3.6%
COMMUNICATION-EQUIPMENT MANUFACTURERS-0.3%
Corning, Inc.                                          59,300           697,961
                                                                  -------------
COMPUTER HARDWARE/ STORAGE-1.4%
EMC Corp.(a)                                           50,000           743,500
Hewlett-Packard Co.                                    55,300         1,159,641
International Business Machines Corp. (IBM)            14,500         1,429,410
                                                                  -------------
                                                                      3,332,551
                                                                  -------------
SEMI-CONDUCTOR CAPITAL
EQUIPMENT-0.2%
Applied Materials, Inc.(a)                             30,600           523,260
                                                                  -------------
SEMI-CONDUCTOR COMPONENTS-0.3%
Marvell Technology Group Ltd. (Bermuda)(a)             18,000           638,460
                                                                  -------------
SOFTWARE-1.4%
Microsoft Corp.                                       130,000         3,472,300
                                                                  -------------
                                                                      8,664,532
                                                                  -------------
UTILITIES-3.1%
ELECTRIC & GAS UTILITY-1.6%
Entergy Corp.                                          21,000         1,419,390
Exelon Corp.                                           36,400         1,604,148
PPL Corp.                                              14,800           788,544
                                                                  -------------
                                                                      3,812,082
                                                                  -------------
TELEPHONE UTILITY-1.5%
BellSouth Corp.                                        26,600           739,214
Sprint Corp. (FON Group)                               55,500         1,379,175
Verizon Communications, Inc.                           33,200         1,344,932
                                                                  -------------
                                                                      3,463,321
                                                                  -------------
                                                                      7,275,403
                                                                  -------------
TRANSPORTATION-2.3%
RAILROAD-2.3%
Burlington Northern Santa Fe Corp.                     56,700         2,682,477
Union Pacific Corp.                                    40,400         2,716,900
                                                                  -------------
                                                                      5,399,377
                                                                  -------------
BASIC INDUSTRY-1.2%
CHEMICALS-0.9%
Air Products and Chemicals, Inc.                       21,200         1,228,964
E.I. du Pont de Nemours and Co.                        18,900           927,045
                                                                  -------------
                                                                      2,156,009
                                                                  -------------
CONTAINERS-0.0%
Ball Corp.                                              2,200            96,756
                                                                  -------------
MINING & METALS-0.3%
Alcoa, Inc.                                            21,000           659,820
                                                                  -------------
                                                                      2,912,585
                                                                  -------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

CONSUMER MANUFACTURING-1.0%
BUILDING & RELATED-1.0%
American Standard Cos., Inc.(a)                        44,400     $   1,834,608
Mohawk Industries, Inc.(a)                              4,900           447,125
                                                                  -------------
                                                                      2,281,733
                                                                  -------------
MULTI-INDUSTRY COMPANIES-0.9%
3M Co.                                                 13,200         1,083,324
Tyco International Ltd.                                28,400         1,015,016
                                                                  -------------
                                                                      2,098,340
                                                                  -------------
AEROSPACE & DEFENSE-0.4%
AEROSPACE-0.4%
Northrop Grumman Corp.                                 19,200         1,043,712
                                                                  -------------
Total Common Stocks
  (cost $106,293,845)                                               138,919,403
                                                                  -------------
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-25.4%
Federal National Mortgage Assoc.
  6.625%, 10/15/07                                    $ 2,250         2,438,399
U.S. Treasury Bonds
  3.625%, 5/15/13                                       3,045         2,950,675
  4.00%, 2/15/14                                        1,165         1,148,936
  4.25%, 8/15/13                                        1,085         1,093,562
  5.375%, 2/15/31                                       3,885         4,200,959
  6.875%, 8/15/25                                         650           818,721
  8.125%, 8/15/21                                          35            48,461
  11.25%, 2/15/15                                       1,000         1,571,914
U.S. Treasury Notes
  2.00%, 8/31/05                                       15,000        14,941,410
  3.00%, 11/15/07-2/15/09                               2,000         1,972,984
  3.125%, 4/15/09                                         650           640,149
  4.00%, 11/15/12                                       5,145         5,136,356
  4.25%, 8/15/14                                          335           335,746
  4.625%, 5/15/06                                       7,125         7,289,210
  5.625%, 5/15/08                                       5,425         5,818,736
  5.75%, 8/15/10                                        1,295         1,425,765
  6.00%, 8/15/09                                          220           242,636
  6.125%, 8/15/07                                         100           107,320
  6.25%, 2/15/07                                        4,600         4,896,125
  6.875%, 5/15/06                                       2,750         2,895,558
  7.50%, 2/15/05                                          600           603,985
                                                                  -------------
Total U.S. Government &
  Government Sponsored
  Agency Obligations
  (cost $59,414,079)                                                 60,577,607
                                                                  -------------
CORPORATE DEBT OBLIGATIONS-13.3%
AUTOMOTIVE-1.0%
Ford Motor Credit Co.
  7.00%, 10/01/13                                         200           212,026
  7.375%, 2/01/11                                         650           700,538
  7.875%, 6/15/10                                         100           110,176
General Motors Corp.
  7.20%, 1/15/11                                          250           256,411
  8.375%, 7/15/33                                         850           880,671
Lear Corp.
  8.11%, 5/15/09                                          200           226,830
                                                                  -------------
                                                                      2,386,652
                                                                  -------------
BANKING-1.6%
Abbey National Capital Trust I Plc
  8.963%, 12/29/49(b)                                     291           405,579
ABN Amro Holdings
  6.523%, 12/29/49 (c)                                    250           274,683
Barclays Bank Plc
  8.55%, 9/29/49(b)(c)                                     50            60,884
Development Bank of Singapore
  7.125%, 5/15/11(c)                                      500           569,881
Dresdner Funding Trust I
  8.151%, 6/30/31(c)                                      150           185,424
Fuji JGB Investment pfd. Mizuho
  9.87%, 6/30/08(b)(c)                                    500           584,925
HBOS Plc (United Kingdom)
  5.375%, 11/29/49(b)(c)                                  250           256,327
HSBC Bank USA
  5.875%, 11/01/34                                        560           567,055
Northern Rock Plc
  5.60%, 4/30/49                                          300           309,748
Sanwa Bank Ltd.
  7.40%, 6/15/11                                          200           229,306
UBS Preferred Funding Trust II
  7.247%, 6/26/49(b)                                      250           287,191
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                          200           222,874
                                                                  -------------
                                                                      3,953,877
                                                                  -------------
BROADCASTING/MEDIA-0.4%
News America Holdings
  9.25%, 2/01/13                                          100           128,872
News America Holdings, Inc.
  8.25%, 10/17/96                                          60            73,619
Primedia, Inc.
  8.00%, 5/15/13                                          100           102,875
Time Warner, Inc.
  6.875%, 5/01/12                                         150           170,828
  7.75%, 6/15/05                                          140           142,636


9


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Viacom, Inc.
  5.625%, 8/15/12                                       $ 100     $     107,132
WPP Finance (UK) Corp.
  5.875%, 6/15/14(c)                                      250           260,185
                                                                  -------------
                                                                        986,147
                                                                  -------------
BUILDING/REAL ESTATE-0.3%
CRH America, Inc.
  6.95%, 3/15/12                                          250           284,964
EOP Operating LP
  7.875%, 7/15/31                                         200           242,428
  8.375%, 3/15/06                                          35            36,917
William Lyon Homes
  10.75%, 4/01/13                                         100           112,375
                                                                  -------------
                                                                        676,684
                                                                  -------------
CABLE-0.3%
British Sky Broadcasting
  8.20%, 7/15/09                                          100           115,702
Continental Cablevision, Inc.
  9.00%, 9/01/08                                          200           233,626
Innova S. de R.L., SA (Mexico)
  9.375%, 9/19/13                                         100           113,750
Rogers Cable, Inc. (Canada)
  6.25%, 6/15/13                                          100           100,250
Shaw Communications, Inc. (Canada)
  7.20%, 12/15/11                                         100           110,375
                                                                  -------------
                                                                        673,703
                                                                  -------------
CHEMICALS-0.1%
Eastman Chemical
  7.25%, 1/15/24                                          175           200,808
                                                                  -------------
COMMUNICATIONS-0.4%
British Telecommunications Plc (United Kingdom)
  8.875%, 12/15/30                                        175           234,329
Qwest Services Corp.
  14.00%, 12/15/10(c)                                     259           311,448
Sprint Capital Corp.
  6.875%, 11/15/28                                        450           492,653
                                                                  -------------
                                                                      1,038,430
                                                                  -------------
COMMUNICATIONS-MOBILE-0.9%
America Movil SA de CV (Mexico)
  5.50%, 3/01/14                                          125           123,488
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                          325           438,202
Bellsouth Corp.
  5.20%, 9/15/14                                          100           101,922
Cincinnati Bell, Inc.
  8.375%, 1/15/14                                         100           101,250
Inmarsat Finance Plc
  7.625%, 6/30/12                                         100           104,000
Kyivstar
  10.375%, 8/17/09                                        200           220,000
Nextel Communications, Inc.
  5.95%, 3/15/14                                          100           103,500
SBC Communications
  6.45%, 6/15/34                                          525           562,467
Telecom Italia
  4.00%, 11/15/08                                         250           249,044
TELUS Corp. (Canada)
  7.50%, 6/01/07                                          200           217,300
                                                                  -------------
                                                                      2,221,173
                                                                  -------------
CONGLOMERATE/MISCELLANEOUS-0.2%
Cendant Corp.
  6.25%, 1/15/08                                          250           266,804
Hutchison Whamp International Ltd.
  7.45%, 11/24/33 (c)                                     100           110,839
                                                                  -------------
                                                                        377,643
                                                                  -------------
CONSUMER MANUFACTURING-0.1%
Jostens IH Corp.
  7.625%, 10/01/12(c)                                     185           192,400
                                                                  -------------
CONTAINERS-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                         200           200,911
                                                                  -------------
ENERGY-0.3%
Devon Financing Corp.
  7.875%, 9/30/31                                         300           377,724
Williams Cos., Inc.
  7.875%, 9/01/21                                         200           223,000
XTO Energy, Inc.
  7.50%, 4/15/12                                          100           117,021
                                                                  -------------
                                                                        717,745
                                                                  -------------
ENTERTAINMENT/LEISURE-0.1%
Six Flags, Inc.
  9.75%, 4/15/13                                          200           203,000
                                                                  -------------
FINANCIAL-2.3%
Capital One Bank
  6.50%, 6/13/13                                          400           437,075
Chohung Bank (South Korea)
  11.875%, 4/01/10(b)(c)                                   80            81,720
Countrywide Home Loan, Inc.
  4.25%, 12/19/07                                         250           252,794
General Electric Capital Corp.
  5.00%, 6/15/07                                          500           516,858
  5.875%, 2/15/12                                         500           541,008
Goldman Sachs Capital I
  6.345%, 2/15/34                                         250           260,326


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

Goldman Sachs Group, Inc.
  6.60%, 1/15/12                                        $ 500     $     558,019
  6.65%, 5/15/09                                          200           220,695
Household Finance Corp.
  5.75%, 1/30/07                                          200           208,772
  6.50%, 1/24/06                                           75            77,533
  7.875%, 3/01/07                                         150           163,227
iStar Financial, Inc.
  5.70%, 3/01/14                                          200           204,710
  6.00%, 12/15/10                                         200           210,965
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         150           176,062
Markel Capital Trust I
  8.71%, 1/01/46                                          200           210,000
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                          500           536,637
Morgan Stanley
  7.75%, 6/15/05                                          125           127,728
Rabobank Capital Fund II
  5.26%, 12/29/49 (c)                                     230           234,023
The Hartford Financial Services, Inc.
  6.375%, 11/01/08                                        125           134,222
Tig Holding
  8.597%, 1/15/27(c)                                      350           307,125
                                                                  -------------
                                                                      5,459,499
                                                                  -------------
FOOD/BEVERAGE-0.4%
Dimon, Inc. Series B
  9.625%, 10/15/11                                        200           219,000
Kellogg Co. Cl.B
  6.60%, 4/01/11                                          300           336,068
Kraft Foods, Inc.
  5.25%, 10/01/13                                         300           308,655
                                                                  -------------
                                                                        863,723
                                                                  -------------
HEALTHCARE-0.2%
HCA, Inc.
  6.25%, 2/15/13                                          450           453,946
                                                                  -------------
HOTEL/LODGING-0.1%
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                         200           212,750
                                                                  -------------
INDUSTRIAL-0.6%
CRH America, Inc.
  6.40%, 10/15/33                                         300           327,693
Imperial Tobacco (Netherlands)
  7.125%, 4/01/09                                         170           187,296
Inco Ltd.
  7.75%, 5/15/12                                          200           236,796
Trimas Corp.
  9.875%, 6/15/12                                         200           212,000
Tyco International Group, SA
  6.375%, 10/15/11                                        200           220,811
Waste Management, Inc.
  6.375%, 11/15/12                                        175           193,854
                                                                  -------------
                                                                      1,378,450
                                                                  -------------
INSURANCE-0.6%
American Reinsurance
  7.45%, 12/15/26                                         140           155,356
Loews Corp.
  6.75%, 12/15/06                                         100           105,839
Mangrove Bay Pass-Through Trust
  6.102%, 7/15/33(b)(c)                                   400           396,904
North Front Pass-Through Trust
  5.81%, 12/15/24 (c)                                     250           254,229
Royal Bank of Scotland Group Plc (United Kingdom)
  7.648%, 8/29/49(b)                                      250           304,356
Zurich Capital Trust
  8.376%, 6/01/37                                         200           224,553
                                                                  -------------
                                                                      1,441,237
                                                                  -------------
INSURANCE CARRIERS-0.2%
Liberty Mutual Group
  5.75%, 3/15/14 (c)                                      350           344,093
Royal & Sun Alliance Insurance
  8.95%, 10/15/29                                         150           189,422
                                                                  -------------
                                                                        533,515
                                                                  -------------
METALS & MINING-0.1%
International Steel Group
  6.50%, 4/15/14                                          205           219,863
                                                                  -------------
MUNICIPAL OBLIGATION-0.2%
Dallas-Fort Worth Texas
  International Airport Facility
  7.07%, 11/01/24                                         400           436,240
                                                                  -------------
NON-AIR TRANSPORTATION-0.2%
Bombardier Capital, Inc.
  7.50%, 10/17/05(c)                                      125           126,875
CSX Corp.
  5.50%, 8/01/13                                          100           104,581
  6.75%, 3/15/11                                          250           279,822
                                                                  -------------
                                                                        511,278
                                                                  -------------
OIL SERVICE-0.2%
Enterprise Products
  5.60%, 10/15/14(c)                                      150           151,331
Valero Energy Corp.
  4.75%, 6/15/13                                          300           296,354
                                                                  -------------
                                                                        447,685
                                                                  -------------


11


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

PAPER/PACKAGING-0.3%
Abitibi-Consolidated, Inc. (Canada)
  8.30%, 8/01/05                                        $  25     $      25,563
Domtar, Inc. (Canada)
  7.875%, 10/15/11                                        250           288,516
Georgia-Pacific Corp.
  7.25%, 6/01/28                                          275           294,249
Owens-Brockway Glass
  8.875%, 2/15/09                                         150           162,938
                                                                  -------------
                                                                        771,266
                                                                  -------------
PETROLEUM PRODUCTS-0.2%
Amerada Hess Corp.
  7.30%, 8/15/31                                          350           390,460
Tengizchevroil Finance Co.
  6.124%, 11/15/14 (c)                                    130           130,325
                                                                  -------------
                                                                        520,785
                                                                  -------------
PUBLIC UTILITIES-ELECTRIC & GAS-1.6%
American Electric Power Co., Inc. Series C
  5.375%, 3/15/10                                         250           261,606
Calpine Corp.
  8.50%, 7/15/10(c)                                       200           171,500
CenterPoint Energy Resources Corp. Series B
  7.875%, 4/01/13                                         200           237,718
Consumers Energy Co. Series B
  5.375%, 4/15/13                                         150           155,129
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                          200           251,147
DPL Capital Trust II
  8.125%, 9/01/31                                         550           623,094
DPL, Inc.
  6.875%, 9/01/11                                         450           491,459
FirstEnergy Corp. Series C
  7.375%, 11/15/31                                        500           570,992
Nevada Power Co. Series A
  8.25%, 6/01/11                                          200           229,750
NiSource Finance Corp.
  7.875%, 11/15/10                                        250           293,895
Xcel Energy, Inc.
  7.00%, 12/01/10                                         175           197,265
Yorkshire Power
  8.25%, 2/15/05(c)                                       150           152,910
Yorkshire Power Series B
  6.496%, 2/25/08                                         200           211,089
                                                                  -------------
                                                                      3,847,554
                                                                  -------------


-------------------------------------------------------------------------------
                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

RETAIL-0.1%
TM Group Holdings (United Kingdom)
  11.00%, 5/15/08                                         211           219,440
                                                                  -------------
SUPERMARKET/DRUG-0.2%
Couche-Tard Finance Corp.
  7.50%, 12/15/13                                         200           214,500
Safeway, Inc.
  5.80%, 8/15/12                                          310           327,252
                                                                  -------------
                                                                        541,752
                                                                  -------------
TECHNOLOGY-0.0%
Motorola, Inc.
  7.625%, 11/15/10                                        100           115,996
                                                                  -------------
Total Corporate Debt Obligations
  (cost $30,220,481)                                                 31,804,152
                                                                  -------------
PREFERRED STOCKS-0.7%
AUTOMOTIVE-0.2%
Ford Motor Co. Capital Trust II                        10,000           527,900
                                                                  -------------
BANKING-0.1%
Royal Bank of Scotland Group Plc                       10,000           245,100
                                                                  -------------
COMMUNICATIONS-0.1%
Centaur Funding Corp. (Cayman Islands)(c)                 200           262,000
                                                                  -------------
PUBLIC UTILITIES-ELECTRIC & GAS-0.2%
DTE Energy Trust I                                     20,000           535,600
                                                                  -------------
FINANCIAL-0.1%
Sovereign REIT(c)                                          90           136,350
                                                                  -------------
Total Preferred Stocks
  (cost $1,560,503)                                                   1,706,950
                                                                  -------------
SOVEREIGN DEBT OBLIGATIONS-0.4%
Korea Development Bank (South Korea)
  5.75%, 9/10/13                                    $     200           210,546
United Mexican States (Mexico)
  6.375%, 1/16/13                                         700           745,500
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $899,728)                                                       956,046
                                                                  -------------


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK-0.1%
FINANCE-0.1%
MORTGAGE BANKING-0.1%
Sovereign Capital Trust IV
  4.375%, 3/01/34
  (cost $200,000)                                       4,000     $     195,000
                                                                  -------------
YANKEE BOND-0.1%
Petronas Capital Ltd.
  7.00%, 5/22/12(c)
  (cost $149,804)                                      $  150           171,829
                                                                  -------------
SHORT-TERM INVESTMENT-1.3%
TIME DEPOSIT-1.3%
The Bank of New York
  1.50%, 1/03/05
  (cost $3,213,000)                                     3,213         3,213,000
                                                                  -------------
TOTAL INVESTMENTS-99.5%
  (cost $201,951,440)                                               237,543,987
Other assets less liabilities-0.5%                                    1,102,609
                                                                  -------------
NET ASSETS-100%                                                   $ 238,646,596
                                                                  =============


(a)  Non-income producing security.

(b)  Variable rate coupon, rate shown as of December 31, 2004.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of these securities amounted to $6,037,958 or 2.5% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

Pfd. - Preferred Stock

See Notes to Financial Statements.


13


TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $201,951,440)         $ 237,543,987
  Dividends and interest receivable                                   1,377,386
  Receivable for investment securities sold                             439,002
  Receivable for capital stock sold                                     217,509
                                                                  -------------
  Total assets                                                      239,577,884
                                                                  -------------
LIABILITIES
  Due to custodian                                                       98,716
  Payable for investment securities purchased                           570,206
  Advisory fee payable                                                  110,428
  Administrative fee payable                                             17,500
  Payable for capital stock redeemed                                     14,835
  Distribution fee payable                                               11,730
  Transfer agent fee payable                                                 56
  Accrued expenses                                                      107,817
                                                                  -------------
  Total liabilities                                                     931,288
                                                                  -------------
NET ASSETS                                                        $ 238,646,596
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      12,613
  Additional paid-in capital                                        212,649,790
  Undistributed net investment income                                 5,783,168
  Accumulated net realized loss on investment transactions          (15,391,522)
  Net unrealized appreciation of investments                         35,592,547
                                                                  -------------
                                                                  $ 238,646,596
                                                                  =============
CLASS A SHARES
  Net assets                                                      $ 193,600,017
                                                                  =============
  Shares of capital stock outstanding                                10,220,850
                                                                  =============
  Net asset value per share                                       $       18.94
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  45,046,579
                                                                  =============
  Shares of capital stock outstanding                                 2,392,268
                                                                  =============
  Net asset value per share                                       $       18.83
                                                                  =============


See Notes to Financial Statements.


14


TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $   4,599,444
  Dividends (net of foreign taxes withheld of $3,623)                 2,925,113
                                                                  -------------
  Total investment income                                             7,524,557
                                                                  -------------
EXPENSES
  Advisory fee                                                        1,375,159
  Distribution fee -- Class B                                            92,987
  Custodian                                                             163,735
  Administrative                                                         69,000
  Printing                                                               66,774
  Audit                                                                  41,750
  Legal                                                                   5,000
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                          19,298
                                                                  -------------
  Total expenses                                                      1,835,562
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (116,078)
                                                                  -------------
  Net expenses                                                        1,719,484
                                                                  -------------
  Net investment income                                               5,805,073
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                        4,604,488
  Net change in unrealized appreciation/depreciation
    of investments                                                    9,537,757
                                                                  -------------
  Net gain on investment transactions                                14,142,245
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  19,947,318
                                                                  =============


See Notes to Financial Statements.


15


TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2004             2003
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    5,805,073   $    5,005,227
  Net realized gain (loss) on investment
    transactions                                     4,604,488         (989,573)
  Net change in unrealized appreciation/
    depreciation of investments                      9,537,757       30,153,121
                                                --------------   --------------
  Net increase in net assets from operations        19,947,318       34,168,775

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A(4,209,896)(4,737,202)
    Class B(804,109)(245,968)

CAPITAL STOCK TRANSACTIONS
    Net increase                                     2,962,939       16,592,502
                                                --------------   --------------
    Total increase                                  17,896,252       45,778,107

NET ASSETS
    Beginning of period                            220,750,344      174,972,237
                                                --------------   --------------
  End of period (including undistributed
    net investment income of $5,783,168
    and $4,992,100, respectively)               $  238,646,596   $  220,750,344
                                                ==============   ==============


See Notes to Financial Statements.


16


TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Total Return Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


17


TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $116,078. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $103,358, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                  PURCHASES          SALES
                                                ==============   ==============
Investment securities
  (excluding U.S. government securities)        $   57,034,812   $   61,897,476
U.S. government securities                          85,217,084       69,973,655


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  202,438,613
                                                                 ==============
Gross unrealized appreciation                                    $   36,948,169
Gross unrealized depreciation                                        (1,842,795)
                                                                 --------------
Net unrealized appreciation                                      $   35,105,374
                                                                 ==============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.


19


TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              531,722     1,150,300   $   9,591,065   $  18,599,550
Shares issued in
  reinvestment
  of dividends           240,428       281,808       4,209,896       4,737,202
Shares redeemed       (1,661,415)   (1,543,162)    (29,948,111)    (24,808,763)
                     -----------   -----------   -------------   -------------
Net decrease            (889,265)     (111,054)  $ (16,147,150)  $  (1,472,011)
                     ===========   ===========   =============   =============

CLASS B
Shares sold            1,218,508     1,612,646   $  21,798,149   $  26,328,138
Shares issued in
  reinvestment
  of dividends            46,134        14,676         804,109         245,968
Shares redeemed         (196,051)     (519,958)     (3,492,169)     (8,509,593)
                     -----------   -----------   -------------   -------------
Net increase           1,068,591     1,107,364   $  19,110,089   $  18,064,513
                     ===========   ===========   =============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                   2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary income                             $   5,014,005    $   4,983,170
                                              -------------    -------------
Total taxable distributions                       5,014,005        4,983,170
                                              -------------    -------------
Total distributions paid                      $   5,014,005    $   4,983,170
                                              =============    =============


21


TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  5,783,168
Accumulated capital and other losses                            (14,904,349)(a)
Unrealized appreciation/(depreciation)                           35,105,374(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $ 25,984,193
                                                               ============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $14,904,349 of which $11,906,542 expires in the year 2010 and $2,997,807 expires in year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year the Portfolio utilized capital loss carry forward of $4,383,881.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current fiscal year there were no permanent differences.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants



22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


23


TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002        2001(a)      2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.76       $15.30       $17.65       $18.01       $17.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .46(c)       .42          .45          .44          .48
Net realized and unrealized gain (loss)
  on investment transactions                    1.12         2.47        (2.29)        (.01)        1.63
Net increase (decrease) in net asset
  value from operations                         1.58         2.89        (1.84)         .43         2.11

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.40)        (.43)        (.32)        (.28)        (.39)
Distributions from net realized gain on
  investment transactions                         -0-          -0-        (.19)        (.42)       (1.20)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-        (.09)          -0-
Total dividends and distributions               (.40)        (.43)        (.51)        (.79)       (1.59)
Net asset value, end of period                $18.94       $17.76       $15.30       $17.65       $18.01

TOTAL RETURN
Total investment return based on
  net asset value (d)                           9.07%       19.05%      (10.58)%       2.27%       12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $193,600     $197,334     $171,670     $183,098      $90,736
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .71%         .79%         .79%         .78%         .87%
  Expenses, before waivers and
    reimbursements                               .76%         .79%         .79%         .78%         .87%
  Net investment income                         2.57%(c)     2.60%        2.76%        2.50%        2.77%
Portfolio turnover rate                           60%          81%          57%          71%         102%



See footnote summary on page 25.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 CLASS B
                                            --------------------------------------------------
                                                                                    OCTOBER 26,
                                                    YEAR ENDED DECEMBER 31,         2001(e) TO
                                            -------------------------------------   DECEMBER 31,
                                                2004         2003        2002        2001(a)
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.69       $15.27       $17.65       $17.56

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .43(c)       .36          .39          .06
Net realized and unrealized gain
  (loss) on investment transactions             1.10         2.48        (2.27)         .03
Net increase (decrease) in net asset
  value from operations                         1.53         2.84        (1.88)         .09

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.42)        (.31)          -0-
Distributions from net realized gain
  on investment transactions                      -0-          -0-        (.19)          -0-
Total dividends and distributions               (.39)        (.42)        (.50)          -0-
Net asset value, end of period                $18.83       $17.69       $15.27       $17.65

TOTAL RETURN
Total investment return based on
  net asset value (d)                           8.79%       18.78%      (10.80)%        .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $45,047      $23,417       $3,302       $1,570
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .96%        1.05%        1.05%        1.00%(f)
  Expenses, before waivers and
    reimbursements                              1.01%        1.05%        1.05%        1.00%(f)
  Net investment income                         2.35%(c)     2.29%        2.51%        1.80%(f)
Portfolio turnover rate                           60%          81%          57%          71%



(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and B shares was to decrease net investment income per share by $.02 and $.02, respectively, increase net realized and unrealized gain (loss) on investments per share by $.02 and $.02, respectively, and decrease the ratio of net investment income to average net assets from 2.61% to 2.50% for Class A and from 2.41% to 1.80% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Total Return Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Total Return Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 4, 2005


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 41% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.


26


TOTAL RETURN PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Goverance and Nominating Committee.


27


TOTAL RETURN PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                 PORTFOLIOS
                                                                                   IN FUND             OTHER
  NAME, ADDRESS,                        PRINCIPAL                                   COMPLEX         DIRECTORSHIP
  DATE OF BIRTH                        OCCUPATION(S)                              OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                   DURING PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                  113               None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
Chairman of the Board          associated since prior to 2000. He was formerly
9/7/32                         Deputy Comptroller and Chief Investment
(1990)                         Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief             94               None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,            95               None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,          98               None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


28


TOTAL RETURN PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*           PRINCIPAL POSITION(S)               PRINCIPAL OCCUPATION
 AND DATE OF BIRTH             HELD WITH FUND                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                    Executive Vice President of Alliance Capital
10/2/57                                                  Management Corporation ("ACMC")** since
                                                         2001; prior thereto, Chief Executive Officer
                                                         of Sanford C. Bernstein & Co., LLC and its
                                                         predecessor since prior to 2000.

Philip L. Kirstein          Senior Vice President        Senior Vice President and Independent
5/29/45                     President and Independent    Compliance Officer--Mutual Funds of
                            Compliance Officer           ACMC,** with which he has been
                                                         associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart,
                                                         LLP from 2003 to October 2004, and General
                                                         Counsel and First Vice President of Merrill
                                                         Lynch Investment Managers L.P. since prior to
                                                         2000 until March 2003.

Thomas J. Bardong           Vice President               Senior Vice President of ACMC**, with
4/28/45                                                  which he has been associated since prior to
                                                         2000.

Frank Caruso                Vice President               Senior Vice President of Shields/ACMC**,
10/28/56                                                 with which he has been associated since prior
                                                         to 2000.

Susanne M. Lent(1)          Vice President               Senior Vice President of ACMC** with which
8/29/69                                                  she has been associated since prior to 2000.

Paul C. Rissman             Vice President               Executive Vice President of ACMC**, with
11/10/56                                                 which he has been associated since prior to
                                                         2000.

Mark R. Manley              Secretary                    Senior Vice President Deputy General
10/23/62                                                 Counsel and Chief Compliance Officer of
                                                         ACMC**, with which he has
                                                         been associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief          Senior Vice President of Alliance Global
10/4/50                     Financial Officer            Investor Services, Inc. ("AGIS")** and
                                                         Vice President of AllianceBernstein
                                                         Investment Research and Management, Inc.
                                                         ("ABIRM")**, with which he has been
                                                         associated since prior to 2000.

Thomas R. Manley            Controller                   Vice President of ACMC**, with which he
8/3/51                                                   has been associated since prior to 2000.




(1) Ms. Lent is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2004

-------------------------------------------------------------------------------
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
-------------------------------------------------------------------------------

Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


INTERNATIONAL VALUE PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein research unit ("Bernstein"). In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-year period ended December 31, 2004, and since inception of the Portfolio's Class A shares on May 10, 2001.

The Portfolio outperformed the MSCI EAFE Index for the annual reporting period ended December 31, 2004 and is meaningfully ahead since its inception. The Portfolio is managed using a research-driven, bottom-up stock selection process, so its performance was a function of individual stock selection rather than sector and country over- and underweights. Many of the Portfolio's stock selections in the finance, industrial commodities, consumer staples and energy sectors outperformed the market and their sector peers, contributing to this year's relative return. Many holdings in the financial sector rose as improved economic conditions led to an amelioration in credit quality, particularly in South Korea and Japan. Many of the Portfolio's energy stocks benefited from the high price of crude oil and from healthy refining margins, especially energy holdings in emerging markets. Among the Portfolio's industrial commodities holdings, picks within the steel industry performed especially well as stronger-than-expected demand, particularly from China, led to a near-doubling of the price of steel.

There were also a few disappointments during the year. A few technology holdings fared poorly during the annual reporting period as investors fretted about the lackluster growth of information technology (IT) spending. In addition, a couple of the Portfolio's Japanese automobile holdings lagged the market as investors worried that the falling U.S. dollar and rising steel costs would erode profits. In both cases, the Portfolio's management team felt that investors have over reacted to recent bad news, and believed that the earnings prospects for these companies was better than their share price implied.

MARKET REVIEW AND INVESTMENT STRATEGY

International stocks continued their rally during the annual reporting period ended December 31, 2004 even though the rise was more muted than that of the previous year. Investors spent much of the year worrying about potential obstacles to continued economic expansion, including record high oil prices, policy changes in China, restrained capital spending, and a falling U.S. dollar. However, in the end, economic and corporate earnings growth proved quite resilient. In fact, profit growth surpassed analysts' expectations in every region of the world, providing a firm foundation for higher market values. Energy stocks were among the year's strongest performers because of high oil prices and expanded refining margins. Other industrial commodities such as steel, coal, and copper all rose markedly in price because of very high demand, and the companies that provide these commodities recorded sharply higher profits. On the other hand, medical stocks performed poorly, reflecting investor fears about litigation threats and the downward pressure on drug prices. The technology sector also trailed the market because of disappointment about the slow upswing in IT spending. Moreover, from a U.S. perspective, international markets got a further boost from the fall in the U.S. dollar. All else being equal, a cheaper U.S. dollar makes assets denominated in other currencies more valuable, adding to international stock returns.

The Portfolio maintained and benefited from a cyclical tilt in its positioning during the annual reporting period. This tilt was not the result of any broad macroeconomic call; rather, fundamental research showed that the prospective profitability of many cyclical companies (e.g. energy, construction and housing, industrial commodity, and financial stocks--all sectors where the Portfolio's


1


INTERNATIONAL VALUE PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

selections did very well) was not reflected in these companies' share prices. Over the course of the year, many of the Portfolio's holdings that had risen to their fair value were sold, specifically several commodity, banking and automobile-related names. Their proceeds were then invested in areas that the management team found more attractive, including undervalued holdings in insurance, oil, and technology.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund International Value Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


2


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Value Portfolio.

A Word About Risk

Substantially all of the Portfolio's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times buy and sell foreign currencies or enter into forward foreign currency exchange contracts and can invest up to 50% of its assets in such financial instruments. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

-------------------------------------------------------------------------------
(Historical Performance continued on next page)


3


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2004

                                                          RETURNS
                                                 -----------------------------
                                                                      SINCE
                                                  1 YEAR            INCEPTION*
-------------------------------------------------------------------------------
  AllianceBernstein International
    Value Portfolio Class A                       25.12%              15.51%
  MSCI EAFE Index                                 20.70%               5.27%

* Since inception of the Portfolio's Class A shares on 5/10/01.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/10/01*-12/31/04

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A: $16,909

MSCI EAFE INDEX: $12,061


[Graphic ommitted, data below]

                      AllianceBernstein International
                           Value Portfolio Class A     MSCI EAFE Index
-------------------------------------------------------------------------------
5/10/01*                           10000                    10000
12/31/01                            9870                     8513
12/31/02                            9362                     7180
12/31/03                           13515                     9992
12/31/04                           16909                    12061


* Since inception of the portfolio's class a shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in alliancebernstein international value portfolio class a shares (from 5/10/01* to 12/31/04) as compared to the performance of the portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

-------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.


4


INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning         Ending       Expenses   Annualized
International Value     Account Value   Account Value   Paid During   Expense
  Portfolio             July 1, 2004  December 31, 2004   Period*      Ratio*
-------------------------------------------------------------------------------

Class A
Actual                      $1,000        $1,201.30        $5.20       0.94%
Hypothetical
  (5% return
  before expenses)          $1,000        $1,020.41        $5.23       0.94%

Class B
Actual                      $1,000        $1,199.28        $6.63       1.20%
Hypothetical
  (5% return
  before expenses)          $1,000        $1,019.10        $6.09       1.20%

-------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


5


INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Canon, Inc.                                  $ 11,512,351             3.5%
Assurance Generales de France                  10,175,011             3.1
Arcelor                                        10,017,702             3.0
ING Groep N.V.                                  9,806,495             3.0
Sanofi-Aventis                                  8,908,746             2.7
Sumitomo Mitsui Financial Group, Inc.           8,777,882             2.6
Honda Motor Co., Ltd.                           8,731,063             2.6
Continental AG                                  8,325,003             2.5
BP p.l.c.                                       8,207,654             2.5
Royal Bank of Scotland Group Plc                8,147,667             2.4
                                             $ 92,609,574            27.9%

SECTOR DIVERSIFICATION
December 31, 2004
_______________________________________________________________________________

                                                                  PERCENT OF
SECTOR                                       U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Finance                                      $119,082,827            35.9%
Industrial Commodities                         41,547,483            12.5
Capital Equipment                              37,011,589            11.2
Energy                                         35,057,896            10.6
Technology / Electronics                       26,046,525             7.8
Construction & Housing                         20,798,710             6.3
Medical                                        13,923,748             4.2
Telecommunications                             13,640,870             4.1
Consumer Staples                                8,809,241             2.7
Consumer Cyclical                               4,473,344             1.3
Total Investments*                            320,392,233            96.6
Cash and receivables,
  net of liabilities                           11,145,518             3.4
Net Assets                                   $331,537,751           100.0%

-------------------------------------------------------------------------------
* Excludes short-term investments.


6


INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COUNTRY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
United Kingdom                               $ 66,376,427            20.0%
Japan                                          59,805,537            18.0
France                                         50,410,355            15.2
Canada                                         22,535,585             6.8
Germany                                        19,182,054             5.8
Korea                                          17,835,376             5.4
Taiwan                                         11,269,890             3.4
Singapore                                      10,322,285             3.1
Spain                                           9,880,818             3.0
Netherlands                                     9,806,495             2.9
Belgium                                         7,196,620             2.2
Brazil                                          6,680,100             2.0
Italy                                           6,642,578             2.0
Switzerland                                     6,515,890             2.0
Sweden                                          4,898,984             1.5
Peoples Republic of China                       3,401,504             1.0
Israel                                          3,343,818             1.0
Other*                                          4,287,917             1.3
Total Investments                             320,392,233            96.6
Cash and receivables,
  net of liabilities                           11,145,518             3.4
Net Assets                                   $331,537,751           100.0%

-------------------------------------------------------------------------------
* The Fund's country breakdowns are expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Hungary and Thailand.


7


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.6%
BELGIUM-2.2%
Delhaize Group                                   94,589     $  7,196,620

BRAZIL-2.0%
Petroleo Brasilerio, SA (ADR)                   145,000        5,250,450
Votorantim Celulose e Papel, SA                  88,250        1,429,650
                                                             ------------
                                                               6,680,100

CANADA-6.8%
Alcan, Inc.                                     130,500        6,404,373
Bank of Nova Scotia                             213,668        7,258,096
Magna International, Inc. Cl.A                   23,550        1,937,423
Manulife Financial Corp.                        150,000        6,935,693
                                                             ------------
                                                              22,535,585

FRANCE-15.2%
Arcelor                                         434,360       10,017,702
Assurance Generales de France                   136,300       10,175,011
BNP Paribas, SA                                  36,200        2,623,761
Compagnie de Saint Gobain                        43,200        2,602,514
Credit Agricole, SA                             172,400        5,204,064
Renault, SA                                      73,900        6,189,595
Sanofi-Aventis                                  111,427        8,908,746
Societe Generale                                 46,320        4,688,962
                                                             ------------
                                                              50,410,355

GERMANY-5.8%
Continental AG                                  130,900        8,325,003
Depfa Bank Plc                                  216,300        3,643,418
Heidelberger Zement AG                           65,150        3,947,787
MAN AG                                           85,100        3,265,846
                                                             ------------
                                                              19,182,054

HUNGARY-0.7%
MOL Magyar Olaj-es Gazipari Rt. (GDR)            34,630        2,435,459

ISRAEL-1.0%
Bank Hapoalim Ltd.                              990,700        3,343,818

ITALY-2.0%
Eni S.p.A.                                      265,000        6,642,578

JAPAN-18.0%
Aiful Corp.                                      67,600        7,473,367
Canon, Inc.                                     212,000       11,512,351
Honda Motor Co., Ltd.                           167,000        8,731,063
JFE Holdings, Inc.                              208,500        5,957,313
Nippon Meat Packer, Inc.                        119,000        1,612,621
Nissan Motor Co., Ltd.                          461,400        5,078,969
Promise Co., Ltd.                                92,200        6,602,060
Sumitomo Mitsui Financial Group, Inc.             1,201        8,777,882
UFJ Holdings, Inc. (a)                              663        4,059,911
                                                             ------------
                                                              59,805,537

KOREA-5.4%
Hyundai Motor Co., Ltd.                          65,200        3,483,690
Kookmin Bank (a)                                100,000        3,912,769
POSCO                                            38,600        6,946,483
Shinhan Financial Group Co.,
  Ltd.                                          155,600        3,492,434
                                                             ------------
                                                              17,835,376

NETHERLANDS-2.9%
ING Groep N.V.                                  324,271        9,806,495

PEOPLES REPUBLIC OF CHINA-1.0%
China Petroleum Chemical Corp.
  (Sinopec)                                   8,312,000        3,401,504

SINGAPORE-3.1%
Flextronics International Ltd. (a)              236,200        3,264,284
Singapore Telecommunications Ltd.             4,842,643        7,058,001
                                                             ------------
                                                              10,322,285

SPAIN-3.0%
ACS, Actividades de Construccion y
  Servicios, SA                                 114,717        2,613,025
Repsol YPF, SA                                  279,400        7,267,793
                                                             ------------
                                                               9,880,818

SWEDEN-1.5%
Svenska Cellulosa AB Cl.B                       114,800        4,898,984

SWITZERLAND-2.0%
Credit Suisse Group (a)                         155,000        6,515,890


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)       U.S. $ Value
-------------------------------------------------------------------------------
TAIWAN-3.4%
Compal Electronics, Inc.
  (GDR)                                       1,195,042       $5,977,122

TAIWAN SEMICONDUCTOR
Manufacturing Co., Ltd.
  (ADR)                                         623,412        5,292,768
                                                             ------------
                                                              11,269,890

THAILAND-0.6%
PTT Public Co., Ltd.                            416,000        1,852,458

UNITED KINGDOM-20.0%
Aviva Plc                                       636,497        7,653,283
BP Plc                                          843,500        8,207,654
George Wimpey Plc                               336,800        2,615,590
GlaxoSmithKline Plc                             213,600        5,015,002
HBOS Plc                                        464,310        7,546,688
InterContinental Hotels Group
  Plc                                           113,271        1,408,113
Persimmon Plc                                    79,131        1,048,844
RMC Group Plc                                   304,900        4,969,859
Royal & Sun Alliance
  Insurance Group Plc                           819,150        1,221,558
Royal Bank of Scotland Group
  Plc                                           242,600        8,147,667
Taylor Woodrow Plc                              574,800        3,001,091
Vodafone Group Plc                            2,419,500        6,582,869
Whitbread Plc                                   188,900        3,065,231
Xstrata Plc                                     330,000        5,892,978
                                                             ------------
                                                              66,376,427

Total Common Stocks
  (cost $243,947,301)                                        320,392,233

SHORT-TERM INVESTMENT-3.4%
TIME DEPOSIT-3.4%
The Bank of New York
  1.50%, 1/03/05
  (cost $11,376,000)                            $11,376    $  11,376,000

TOTAL INVESTMENTS-100.0%
  (cost $255,323,301)                                        331,768,233
Other assets less liabilities-(0.0%)                            (230,482)

NET ASSETS-100%                                            $ 331,537,751

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)


                                                                 Value at
                       Number of    Expiration     Original     December 31,    Unrealized
     Type              Contracts      Month          Value           2004      Appreciation
--------------------------------------------------------------------------------------------
EURO STOXX 50              135       Mar 2005     $5,363,663     $5,409,542       $ 45,879
FTSE 100 IDX FUT            22       Mar 2005      2,006,105      2,026,360         20,255
                                                                                  --------
                                                                                  $ 66,134

-------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


9


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $255,323,301)         $331,768,233
  Cash                                                                     702
  Foreign cash, at value (cost $1,255,233)                            1,287,802(a)
  Receivable for foreign currency contracts                          1,651,116
  Dividends and interest receivable                                    479,511
  Receivable for capital stock sold                                    431,546
                                                                  ------------
  Total assets                                                     335,618,910
                                                                  ------------
LIABILITIES
  Payable for investment securities purchased and foreign
    currency contracts                                               3,332,597
  Payable for capital stock redeemed                                   210,453
  Advisory fee payable                                                 160,689
  Foreign capital gain tax payable                                     113,070
  Distribution fee payable                                              55,517
  Payable for variation margin on futures contracts                     30,402
  Transfer agent fee payable                                                68
  Accrued expenses                                                     178,363
                                                                  ------------
  Total liabilities                                                  4,081,159
                                                                  ------------
NET ASSETS                                                        $331,537,751
                                                                  ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     19,948
  Additional paid-in capital                                       244,681,608
  Undistributed net investment income                                2,459,321
  Accumulated net realized gain on investment and foreign
    currency transactions                                            7,897,162
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     76,479,712
                                                                  ------------
                                                                  $331,537,751
                                                                  ============
Class A Shares
  Net assets                                                      $ 47,094,918
                                                                  ============
  Shares of capital stock outstanding                                2,819,895
                                                                  ============
  Net asset value per share                                       $      16.70
                                                                  ============
Class B Shares
  Net assets                                                      $284,442,833
                                                                  ============
  Shares of capital stock outstanding                               17,127,805
                                                                  ============
  Net asset value per share                                       $      16.61
                                                                  ============

(a) An amount of U.S. $458,695 has been segregated as collateral for the financial futures contracts outstanding at December 31, 2004.
     See Notes to Financial Statements.


10


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $751,903)           $  4,773,074
  Interest                                                              70,890
                                                                  ------------
  Total investment income                                            4,843,964
                                                                  ------------
EXPENSES
  Advisory fee                                                       1,897,186
  Distribution fee--Class B                                            435,830
  Custodian                                                            290,372
  Printing                                                              76,169
  Administrative                                                        69,000
  Audit                                                                 41,750
  Legal                                                                 14,464
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                          5,088
                                                                  ------------
  Total expenses                                                     2,831,718
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                      (380,760)
                                                                  ------------
  Net expenses                                                       2,450,958
                                                                  ------------
  Net investment income                                              2,393,006
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          8,166,804
    Futures                                                            764,069
    Foreign currency transactions                                       93,235
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     44,481,262
    Futures                                                            (50,169)
    Foreign currency denominated assets and liabilities                256,187
                                                                  ------------
  Net gain on investment and foreign currency transactions          53,711,388
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 56,104,394
                                                                  ============



See Notes to Financial Statements.


11


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                    Year Ended       Year Ended
                                                    December 31,    December 31,
                                                       2004            2003
                                                   ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  2,393,006    $   680,489
  Net realized gain on investment and foreign
    currency transactions                            9,024,108          10,435
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities     44,687,280      33,356,129
                                                  ------------    ------------
  Net increase in net assets from operations        56,104,394      34,047,053
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Class A                                             (191,011)        (88,130)
  Class B                                             (705,496)       (155,555)
  Net realized gain on investment transactions
  Class A                                              (78,951)             -0-
  Class B                                             (352,748)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                     132,797,869      69,636,068
                                                  ------------    ------------
  Total increase                                   187,574,057     103,439,436
NET ASSETS
  Beginning of period                              143,963,694      40,524,258
                                                  ------------    ------------
  End of period (including undistributed net
    investment income of $2,459,321 and
    $869,587, respectively)                       $331,537,751    $143,963,694
                                                  ============    ============


See Notes to Financial Statements.


12


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes toFinancial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2004, there were no expenses waived by the Adviser.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $311,760. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has voluntarily agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $69,000 for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $540,696, of which $62,440 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   Purchases          Sales
                                                  ============     ===========
Investment securities (excluding U.S.
  government securities)                          $179,242,251     $47,364,423
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $255,363,550
                                                                  ============
Gross unrealized appreciation                                     $ 77,130,002
Gross unrealized depreciation                                         (725,319)
                                                                  ------------
Net unrealized appreciation                                       $ 76,404,683
                                                                  ============


15


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              738,827     1,698,934    $ 10,579,597    $ 17,079,554
Shares issued in
  reinvestment of
  dividends and
  distributions           19,619         8,034         269,962          88,130
Shares redeemed         (290,296)     (894,222)     (4,116,268)     (9,125,866)
                       ----------    ----------     -----------     -----------
Net increase             468,150       812,746    $  6,733,291    $  8,041,818
                      ===========    ==========   =============   =============
Class B
Shares sold            9,118,920    10,300,772    $131,486,643    $109,827,156
Shares issued in
  reinvestment of
  dividends and
  distributions           77,188        14,219       1,058,244         155,555
Shares redeemed         (455,690)   (4,729,080)     (6,480,309)    (48,388,461)
                       ---------     ---------      ----------      ----------
Net increase           8,740,418     5,585,911    $126,064,578    $ 61,594,250
                       ==========    =========    ============    ============

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                       2004             2003
                                                    ==========       ===========
Distributions paid from:
  Ordinary income                                   $1,328,206        $243,685
                                                    ----------        --------
Total distributions paid                            $1,328,206        $243,685
                                                    ==========        ========


17


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $5,035,013
Undistributed long-term capital gains                             5,361,719
Unrealized appreciation/(depreciation)                           76,439,463(a)
                                                                -----------
Total accumulated earnings/(deficit)                            $86,836,195
                                                                ===========

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net increase in undistributed net investment income, and a decrease in accumulated net realized gain on investment and foreign currency transactions. The reclassification had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


19


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ---------------------------------------------------
                                                                 CLASS A
                                            ---------------------------------------------------
                                                                                      May 10,
                                                    Year Ended December 31,          2001(a) to
                                            --------------------------------------  December 31,
                                                2004         2003         2002         2001
                                            ------------  -----------  -----------  -----------
Net asset value, beginning of period          $13.45        $9.35        $9.87       $10.00
                                           ---------    ---------    ---------    ---------
Income From Investment Operations
Net investment income (b)(c)                     .20          .13          .13          .04
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  3.16         4.01         (.64)        (.17)
                                           ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value
  from operations                               3.36         4.14         (.51)        (.13)
                                           ---------    ---------    ---------    ---------
Less: Dividends and Distributions
Dividends from net investment income            (.08)        (.04)        (.01)          -0-
Distributions from net realized gain
  on investment transactions                    (.03)          -0-          -0-          -0-
                                           ---------    ---------    ---------    ---------
Total dividends and distributions               (.11)        (.04)        (.01)          -0-
                                           ---------    ---------    ---------    ---------
Net asset value, end of period                $16.70       $13.45        $9.35        $9.87
                                           =========    =========    =========    =========
Total Return
Total investment return based on
  net asset value (d)                          25.12%       44.36%       (5.15)%      (1.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $47,095      $31,628      $14,391       $3,913
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%        1.20%        1.17%         .95%(e)
  Expenses, before waivers and
    reimbursements                              1.13%        1.49%        2.20%        8.41%(e)
  Net investment income (c)                     1.42%        1.16%        1.30%         .59%(e)
Portfolio turnover rate                           23%          14%          19%          22%

See footnote summary on page 21.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ---------------------------------------------------
                                                                 CLASS B
                                            ---------------------------------------------------
                                                                                      May 10,
                                                    Year Ended December 31,          2001(f) to
                                            --------------------------------------  December 31,
                                                2004         2003         2002         2001
                                            ------------  -----------  -----------  -----------
Net asset value, beginning of period          $13.39        $9.33        $9.87       $10.25
                                           ---------    ---------    ---------    ---------
Income From Investment Operations
Net investment income (b)(c)                     .15          .08          .08          .01
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  3.16         4.01         (.61)        (.39)
                                           ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value
  from operations                               3.31         4.09         (.53)        (.38)
                                           ---------    ---------    ---------    ---------
Less: Dividends and Distributions
Dividends from net investment income            (.06)        (.03)        (.01)          -0-
Distributions from net realized gain
  on investment transactions                    (.03)          -0-          -0-          -0-
                                           ---------    ---------    ---------    ---------
Total dividends and distributions               (.09)        (.03)        (.01)          -0-
                                           ---------    ---------    ---------    ---------
Net asset value, end of period                $16.61       $13.39        $9.33        $9.87
                                           =========    =========    =========    =========
Total Return
Total investment return based on
  net asset value (d)                          24.86%       43.95%       (5.36)%      (3.71)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $284,443     $112,336      $26,133       $1,828
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.20%        1.45%        1.44%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.38%        1.74%        2.47%        9.31%(e)
  Net investment income (c)                     1.07%         .38%         .86%         .17%(e)
Portfolio turnover rate                           23%          14%          19%          22%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP
                                                        New York, New York
                                                        February 4, 2005


22


INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.


23


INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                              IN FUND               OTHER
   NAME, ADDRESS,                          PRINCIPAL                          COMPLEX            DIRECTORSHIP
   DATE OF BIRTH                          OCCUPATION(S)                     OVERSEEN BY            HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                    DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent             113                 None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
9/7/32                        associated since prior to 2000. He was formerly
(1990)                        Deputy Comptroller and Chief Investment
Chairman of thE Board         Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief       94                  None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,      95                  None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,    98                  None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.

*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and Governance and Nominating Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.



24


INTERNATIONAL VALUE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*     PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
 AND DATE OF BIRTH      HELD WITH FUND                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer            President                Executive Vice President of Alliance Capital
10/2/57                                           Management Corporation ("ACMC")** since 2001;
                                                  prior thereto, Chief Executive Officer of Sanford C.
                                                  Bernstein & Co., LLC and its predecessor since prior
                                                  to 2000.

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer - Mutual Funds of ACMC,** with which he
                         Compliance Officer       has been associated since October 2004. Prior thereto,
                                                  he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October 2004, and General
                                                  Counsel and First Vice President of Merrill Lynch
                                                  Investment Managers L.P. since prior to 2000 until
                                                  March 2003.

Thomas J. Bardong        Vice President           Senior Vice President of ACMC**, with which he has
4/28/45                                           been associated since prior to 2000.

Kevin F. Simms(1)        Vice President           Senior Vice President of ACMC** and a co-Chief
3/23/66                                           Investment Officer of International Value Equities since
                                                  2003, which he has assumed in addition to his role as
                                                  Director of Research of Global and International Value
                                                  Equities at ACMC** since 2000. Prior thereto he was
                                                  Director of Research for Emerging-Markets Equities
                                                  at Sanford C. Bernstein & Co., Inc. since prior to 2000.

Mark R. Manley           Secretary                Senior Vice President, Deputy General Counsel and
10/23/62                                          Chief Compliance Officer of ACMC**, with which he
                                                  has been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of
                                                  AllianceBernstein Investment Research and
                                                  Management, Inc. ("ABIRM")**, with which he
                                                  has been associated since prior to 2000.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2000.


(1) Ms Sharon Fay and Messrs. Simms, Giulio A. Martini and Henry D'Auria are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

--------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------


----------------------------
INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
----------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

REAL ESTATE INVESTMENT PORTFOLIO

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard and Poor's (S&P) 500 Stock Index and the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, for the one- and five-year periods ended December 31, 2004, and since the Portfolio's Class A shares on January 9, 1997.

During the annual reporting period ended December 31, 2004, the Portfolio outperformed both the NAREIT Equity Index and the S&P 500 Stock Index. The portfolio's strong security selection drove positive relative performance. Sector selection was a minor detractor of overall performance for the year. During the annual reporting period, the Portfolio maintained an above market-weight position in retail, lodging and industrial/office properties and below market-weight positions in health care, diversified and residential properties. During the annual period, performance was strong across all sectors with retail outperforming other property types.

Stock selection contributed to relative performance in all of the sectors where the Portfolio maintained an above market-weight position. Security selection was particularly strong in the office/industrial properties where the Portfolio's investments were focused on companies exposed to markets that displayed fundamental improvement ahead of other geographical regions. In the retail sector, the Portfolio benefited from a trend in regional mall consolidation when a key holding was acquired by a larger competitor for an attractive premium. In the lodging sector, most of the Portfolio's holdings performed well. In this sector, the Portfolio also benefited from having invested in a resort operator which was acquired by a private equity group for a 25% premium. Both of these takeovers occurred in the second half of the year.

MARKET REVIEW AND INVESTMENT STRATEGY

In general, REIT fundamentals progressed positively as a result of an improved economic climate. Occupancy rates for industrial space increased meaningfully, companies continued to experience strong traffic at retail centers, and hotels benefited from a pick-up in business and tourist travelers. However, the recovery in fundamentals for office and residential properties lagged other sectors. Disappointing job growth and the resulting weak office space demand in most regions of the country continued to impact earnings prospects for office properties. Apartment properties also experienced poor fundamentals as record low mortgage rates continued to discourage renters and favor home ownership. In addition, slow job growth negatively impacted the absorption of vacant apartments and rent levels throughout most regions. Despite differing fundamental outlooks, stock prices for REITs in all sectors were lifted by an ongoing investor appetite for the yield and stability that was provided by property compared to other investment alternatives.

During the annual period ended December 31, 2004, the Portfolio maintained an overweighted position in lodging/resorts properties. Lodging fundamentals improved throughout the year and towards year-end; lodging revenues per average room (RevPAR) were approximately 8% higher than the prior year. This increase was the result of both occupancy and average daily rate increases. Healthy demand for lodging has been driven by rebounding business travel and a weak dollar that is both attracting tourism and encouraging U.S. travelers to travel domestically. The Portfolio also maintained an overweighted position in retail, a sector that continued to benefit from strong consumer spending. Finally, the Portfolio's overweighted position in office properties focused on select geographical locations where fundamental improvement was increasingly evident. Apartments continued to be underweighted due to the weak fundamentals of this property type in a low mortgage rate environment that favors ownership. The Portfolio held below market-weight positions in health care because valuations of most REITs in this sector did not properly reflect tenant risk associated with these properties.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Real Estate Investment Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE
THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN
PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX AND THE UNMANAGED NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Portfolio.

A WORD ABOUT RISK

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. The Portfolio will invest substantially all of its assets in REITs and real estate companies and is subject to greater risk than would a fund with a more diversified portfolio. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

                                                 RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS     --------------------------------------
PERIODS ENDED DECEMBER 31, 2004      1 YEAR      5 YEARS   SINCE INCEPTION*
                                     --------------------------------------
AllianceBernstein Real Estate
  Investment Portfolio
    Class A                          35.63%       22.16%       12.61%
    S&P 500 Stock Index              10.87%       -2.30%        7.74%
    NAREIT Equity Index              31.58%       21.95%       12.43%


* Since Inception of the Portfolio's Class A shares on 1/9/97.

ALLIANCEBERNSTEIN REAL ESATE INVESTMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/9/97*-12/31/04


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A: $25,784 NAREIT EQUITY INDEX: $25,523
S&P 500 STOCK INDEX: $18,127


           AllianceBernstein
              Real Estate
          Investment Portfolio      S&P 500               NAREIT
                Class A           Stock Index          Equity Index
-------------------------------------------------------------------
1/9/97*       $ 10,000             $ 10,000             $ 10,000
12/31/97      $ 12,340             $ 13,082             $ 12,026
12/31/98      $  9,987             $ 16,823             $  9,921
12/31/99      $  9,476             $ 20,361             $  9,463
12/31/00      $ 12,006             $ 18,509             $ 11,958
12/31/01      $ 13,301             $ 16,310             $ 13,624
12/31/02      $ 13,647             $ 12,707             $ 14,145
12/31/03      $ 19,010             $ 16,350             $ 19,397
12/31/04      $ 25,784             $ 18,127             $ 25,523


* Since Inception of the Fund's Class A shares on 1/9/97. Daily data is not available for the NAREIT Equity Index until 12/31/98. The first plot point for the NAREIT Equity Index is measured from 12/31/96 to 12/31/97.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 1/9/97* to 12/31/04) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                             BEGINNING             ENDING
                                           ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
REAL ESTATE INVESTMENT PORTFOLIO            JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                        $1,000            $1,270.61             $4.39             0.77%
Hypothetical (5% return before expenses)      $1,000            $1,021.27             $3.91             0.77%

CLASS B
Actual                                        $1,000            $1,269.47             $5.82             1.02%
Hypothetical (5% return before expenses)      $1,000            $1,020.01             $5.18             1.02%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________


COMPANY                                    U.S. $  VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
ProLogis                                    $11,075,148                7.1%
Simon Property Group, Inc.                   10,431,271                6.7
Developers Diversified Realty Corp.           8,550,099                5.5
Host Marriott Corp.                           8,065,260                5.2
Equity Residential                            7,268,562                4.7
General Growth Properties, Inc.               6,942,720                4.4
Alexandria Real Estate Equities, Inc.         6,429,888                4.1
Vornado Realty Trust                          5,938,140                3.8
Duke Realty Corp.                             5,622,858                3.6
Archstone-Smith Trust                         5,078,580                3.3
                                            ------------             ------
                                            $75,402,526               48.4%


INDUSTRY DIVERSIFICATION
December 31, 2004

INDUSTRY                                  U.S. $  VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Office                                     $28,749,034                18.4%
Apartments                                   24,075,662               15.4
Regional Malls                               22,704,527               14.6
Shopping Centers                             19,220,716               12.3
Industrial                                   18,654,467               12.0
Lodging                                      15,272,388                9.8
Diversified                                  10,815,518                6.9
Office - Industrial Mix                       6,587,472                4.2
Storage                                       3,529,602                2.3
Healthcare                                      749,320                0.5
                                            ------------             ------
Total Investments*                          150,358,706               96.4
Cash and receivables, net of liabilities      5,539,053                3.6
                                            ------------             ------
Net Assets                                 $155,897,759              100.0%


* Excludes short-term investments.

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-96.4%
REAL ESTATE INVESTMENT TRUSTS-96.4%
OFFICE-18.4%
Alexandria Real Estate Equities, Inc.            86,400     $  6,429,888
Boston Properties, Inc.                          77,500        5,011,925
Corporate Office Properties Trust               164,000        4,813,400
Equity Office Properties Trust                   51,500        1,499,680
Glenborough Realty Trust, Inc.                   67,700        1,440,656
Mack-Cali Realty Corp.                           77,000        3,544,310
Prentiss Properties Trust                        81,700        3,120,940
SL Green Realty Corp.                            47,700        2,888,235
                                                             -----------
                                                              28,749,034
                                                             -----------
APARTMENTS-15.4%
Archstone-Smith Trust                           132,600        5,078,580
Camden Property Trust                            97,500        4,972,500
Equity Residential                              200,900        7,268,562
Essex Property Trust, Inc.                       26,700        2,237,460
United Dominion Realty Trust, Inc.              182,200        4,518,560
                                                             -----------
                                                              24,075,662
                                                             -----------
REGIONAL MALLS-14.6%
General Growth Properties, Inc.                 192,000        6,942,720
Simon Property Group, Inc.                      161,300       10,431,271
The Macerich Co.                                 33,000        2,072,400
The Mills Corp.                                  51,100        3,258,136
                                                             -----------
                                                              22,704,527
                                                             -----------
SHOPPING CENTERS-12.3%
Developers Diversified Realty Corp.             192,700        8,550,099
Equity One, Inc.                                 59,200        1,404,816
Kimco Realty Corp.                               12,900          748,071
Pan Pacific Retail Properties, Inc.              46,100        2,890,470
Regency Centers Corp.                            60,500        3,351,700
Tanger Factory Outlet Centers, Inc.              86,000        2,275,560
                                                             -----------
                                                              19,220,716
                                                             -----------
INDUSTRIAL-12.0%
AMB Property Corp.                               95,300        3,849,167
EastGroup Properties, Inc.                       78,600        3,011,952
First Potomac Realty Trust                       31,500          718,200
ProLogis                                        255,600       11,075,148
                                                             -----------
                                                              18,654,467
                                                             -----------
LODGING-9.8%
Hilton Hotels Corp.                              71,000        1,614,540
Host Marriott Corp.                             466,200        8,065,260
LaSalle Hotel Properties                         43,600        1,387,788
Starwood Hotels & Resorts Worldwide, Inc.        72,000        4,204,800
                                                             -----------
                                                              15,272,388
                                                             -----------
DIVERSIFIED-6.9%
iStar Financial, Inc.                            91,300        4,132,238
Vornado Realty Trust                             78,000        5,938,140
Washington Real Estate Investment Trust          22,000          745,140
                                                             -----------
                                                              10,815,518
                                                             -----------
OFFICE - INDUSTRIAL MIX-4.2%
Duke Realty Corp.                               164,700        5,622,858
Reckson Associates Realty Corp.                  29,400          964,614
                                                             -----------
                                                               6,587,472
                                                             -----------
STORAGE-2.3%
Shurgard Storage Centers, Inc. Cl.A              80,200        3,529,602
                                                             -----------
HEALTHCARE-0.5%
Windrose Medical Properties Trust                52,000          749,320
                                                             -----------
Total Common Stocks
  (cost $96,036,020)                                         150,358,706
                                                             -----------
SHORT-TERM INVESTMENT-1.5%
TIME DEPOSIT-1.5%
The Bank of New York
  1.50%, 1/03/05
  (cost $2,363,000)                             $ 2,363        2,363,000
                                                             -----------
TOTAL INVESTMENTS-97.9%
  (cost $98,399,020)                                         152,721,706
Other assets less liabilities-2.1%                             3,176,053
                                                             -----------
NET ASSETS-100%                                             $155,897,759
                                                             -----------


See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $98,399,020)           $152,721,706
  Cash                                                                      292
  Receivable for investment securities sold                           3,923,367
  Dividends and interest receivable                                     667,721
  Receivable for capital stock sold                                      18,803
                                                                   ------------
  Total assets                                                      157,331,889
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased                         1,029,821
  Payable for capital stock redeemed                                    218,348
  Advisory fee payable                                                   90,878
  Administrative fee payable                                             17,500
  Distribution fee payable                                               13,906
  Transfer agent fee payable                                                 60
  Accrued expenses                                                       63,617
                                                                   ------------
  Total liabilities                                                   1,434,130
                                                                   ------------
NET ASSETS                                                         $155,897,759
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      7,565
  Additional paid-in capital                                         89,957,429
  Undistributed net investment income                                 2,742,103
  Accumulated net realized gain on investment transactions            8,867,976
  Net unrealized appreciation of investments                         54,322,686
                                                                   ------------
                                                                   $155,897,759
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 88,441,048
                                                                   ============
  Shares of capital stock outstanding                                 4,280,450
                                                                   ============
  Net asset value per share                                        $     20.66
                                                                   ============
CLASS B SHARES
  Net assets                                                       $ 67,456,711
                                                                   ============
  Shares of capital stock outstanding                                 3,284,549
                                                                   ============
  Net asset value per share                                        $      20.54
                                                                   ============


See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

                               ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                                        $ 3,854,924
  Interest                                                              16,032
                                                                   -----------
  Total investment income                                            3,870,956
                                                                   -----------
EXPENSES
  Advisory fee                                                         989,685
  Distribution fee--Class B                                            135,416
  Custodian                                                            113,196
  Administrative                                                        69,000
  Audit                                                                 41,750
  Printing                                                              39,379
  Legal                                                                  8,887
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                          4,705
                                                                   -----------
  Total expenses                                                     1,403,877
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                      (288,189)
                                                                   -----------
  Net expenses                                                       1,115,688
                                                                   -----------
  Net investment income                                              2,755,268
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       9,975,335
  Net change in unrealized appreciation/depreciation
    of investments                                                  27,859,871
                                                                   -----------
  Net gain on investment transactions                               37,835,206
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $40,590,474
                                                                   ===========


See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   2,755,268    $   2,888,091
  Net realized gain on investment transactions      9,975,335        1,406,199
  Net change in unrealized appreciation/
    depreciation of investments                    27,859,871       24,701,512
                                                -------------    -------------
  Net increase in net assets from operations       40,590,474       28,995,802
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                        (1,670,715)      (1,491,301)
    Class B                                        (1,210,837)        (676,451)
CAPITAL STOCK TRANSACTIONS
  Net increase                                      5,553,162       19,119,814
                                                -------------    -------------
  Total increase                                   43,262,084       45,947,864
NET ASSETS
  Beginning of period                             112,635,675       66,687,811
                                                -------------    -------------
  End of period (including undistributed
    net investment income of $2,742,103 and
    $2,868,387, respectively)                    $155,897,759     $112,635,675
                                                =============    =============


See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .90% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $288,189. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $134,533, of which $39,150 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   PURCHASES          SALES
                                                  -----------      -----------
Investment securities
  (excluding U. S. government securities)         $49,552,336      $44,633,834
U.S. government securities                                 -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $98,709,944
                                                                   -----------
Gross unrealized appreciation                                      $54,011,762
Gross unrealized depreciation                                               -0-
                                                                   -----------
Net unrealized appreciation                                        $54,011,762
                                                                   -----------

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                                SHARES                       AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                          2004          2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              892,997       929,384   $  15,537,262   $  12,364,972
Shares issued in
  reinvestment
  of dividends           105,875       115,158       1,670,715       1,491,301
Shares redeemed       (1,116,458)     (991,714)    (18,939,018)    (12,805,746)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)            (117,586)       52,828   $  (1,731,041)  $   1,050,527
                     ------------  ------------  --------------  --------------

CLASS B
Shares sold              980,923     1,417,075   $  16,451,716   $  18,602,093
Shares issued
  in reinvestment
  of dividends            77,074        52,439       1,210,837         676,451

Shares redeemed         (597,834)      (92,900)    (10,378,350)     (1,209,257)
                     ------------  ------------  --------------  --------------
Net increase             460,163     1,376,614   $   7,284,203   $  18,069,287
                     ===========   ===========   =============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                   2004                  2003
                                                ----------            ----------
Distributions paid from:
  Ordinary income                               $2,881,552            $2,167,752
                                                ----------            ----------
Total taxable distributions                      2,881,552             2,167,752
                                                ----------            ----------
Total distributions paid                        $2,881,552            $2,167,752
                                                ==========            ==========

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $ 6,153,120
Undistributed long term capital gain                                5,767,883(a)
Unrealized appreciation/(depreciation)                             54,011,762(b)
                                                                  -----------
Total accumulated earnings/(deficit)                              $65,932,765
                                                                  ===========

(a) During the fiscal year, the Portfolio utilized capital loss carryforwards of $660,047.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, there were no permanent differences.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   CLASS A
                                         --------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------
                                            2004         2003         2002         2001         2000
                                        -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period       $15.62       $11.52       $11.50       $10.75        $8.87
                                        -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                     .39(b)       .46          .44(b)       .47(b)       .48(b)
Net realized and unrealized gain
  (loss) on investment transactions          5.05         3.99         (.12)         .67         1.84
                                        -----------  -----------  -----------  -----------  -----------
Net increase in net asset
  value from operations                      5.44         4.45          .32         1.14         2.32
                                        -----------  -----------  -----------  -----------  -----------
LESS: DIVIDENDS
Dividends from net investment income         (.40)        (.35)        (.30)        (.39)        (.44)
                                        -----------  -----------  -----------  -----------  -----------
Net asset value, end of period             $20.66       $15.62       $11.52       $11.50       $10.75
                                        ===========  ===========  ===========  ===========  ===========
TOTAL RETURN
Total investment return based
  on net asset value (c)                    35.63%       39.30%        2.60%       10.79%       26.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $88,441      $68,717      $50,062      $39,417      $29,124
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                            .77%        1.24%        1.06%         .95%         .95%
  Expenses, before waivers and
    reimbursements                            .99%        1.24%        1.29%        1.39%        1.67%
  Net investment income                      2.26%(b)     3.50%        3.70%(b)     4.32%(b)     4.87%(b)
Portfolio turnover rate                        35%          23%          31%          33%          25%


See footnote summary on page 18.

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS B
                                             ------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                                                                       April 24, 2001(d)
                                                                                              to
                                                 2004         2003         2002        December 31, 2001
                                             -----------  -----------  -----------     ------------------
Net asset value, beginning of period           $15.55       $11.48       $11.49            $10.46
                                             -----------  -----------  -----------        ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                         .34(b)       .43          .40(b)            .31(b)
Net realized and unrealized gain (loss) on
  investment transactions                        5.03         3.98         (.11)             1.11
                                             -----------  -----------  -----------        ----------
Net increase in net asset value
  from operations                                5.37        4.41           .29              1.42
                                             -----------  -----------  -----------        ----------
LESS: DIVIDENDS
Dividends from net investment income             (.38)       (.34)        (.30)              (.39)
                                             -----------  -----------  -----------        ----------
Net asset value, end of period                 $20.54      $15.55       $11.48             $11.49
                                             ===========  ===========  ===========        ===========
TOTAL RETURN
Total investment return based
  on net asset value (c)                       35.28%       39.02%        2.31%             13.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $67,457      $43,919      $16,626             $5,603
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.02%        1.49%        1.31%              1.20%(e)
  Expenses, before waivers and
    reimbursements                              1.24%        1.49%        1.52%              1.84%(e)
  Net investment income                         2.02%(b)     3.22%        3.43%(b)           4.40%(b)(e)
Portfolio turnover rate                           35%          23%          31%                33%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005

REAL ESTATE INVESTMENT PORTFOLIO

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.

REAL ESTATE INVESTMENT PORTFOLIO

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                  IN FUND              OTHER
NAME, ADDRESS,                        PRINCIPAL                                  COMPLEX           DIRECTORSHIP
DATE OF BIRTH                       OCCUPATION(S)                              OVERSEEN BY            HELD BY
(YEAR ELECTED*)                  DURING PAST 5 YEARS                             DIRECTOR            DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#      Investment adviser and an independent                   113            None
2 Sound View Drive           consultant. He was formerly Senior Manager
Suite 100                    of Barrett Associates, Inc., a registered
Greenwich, CT 06830          investment adviser, with which he had been
CHAIRMAN OF THE BOARD        associated since prior to 2000. He was formerly
9/7/32                       Deputy Comptroller and Chief Investment
(1990)                       Officer of the State Of New York and, prior
                             thereto, Chief Investment Officer of the
                             New York Bank for Savings.

Ruth Block, #, **            Formerly Executive Vice President and Chief             94             None
500 SE Mizner Blvd.          Insurance Officer of The Equitable Life
Boca Raton, FL 33432         Assurance Society of the United States;
11/7/30                      Chairman and Chief Executive Officer of Evlico;
(1992)                       Director of Avon, BP (oil and gas), Ecolab
                             Incorporated (specialty chemicals), Tandem
                             Financial Group and Donaldson, Lufkin &
                             Jenrette Securities Corporation; former Governor
                             at Large National Association of Securities
                             Dealers, Inc.

David H. Dievler,#           Independent consultant. Until December 1994,           95              None
P.O. Box 167                 he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762        Management Corporation ("ACMC") responsible
10/23/29                     for mutual fund administration. Prior to joining
(1990)                       ACMC in 1984, he was Chief Financial Officer of
                             Eberstadt Asset Management since 1968. Prior to
                             that, he was a Senior Manager at Price Waterhouse
                             & Co. Member of American Institute of Certified
                             Public Accountants since 1953.

John H. Dobkin,#             Consultant. Formerly President of Save Venice,          98             None
P.O. Box 12                  Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504          Senior Advisor from June 1999-June 2000
2/19/42                      and President of Historic Hudson Valley (historic
(1992)                       preservation) from December 1989-May 1999.
                             Previously, Director of the National Academy
                             Of Design and during 1988-1992, Director and
                             Chairman of the Audit Committee of ACMC.

------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

REAL ESTATE INVESTMENT PORTFOLIO

                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
________________________________________________________________________________

OFFICER INFORMATION (1)

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*            PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH              HELD WITH FUND                        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President                    Executive Vice President of Alliance Capital
10/2/57                                                  Management Corporation ("ACMC")** since 2001; prior
                                                         thereto, Chief Executive Officer of Sanford C.
                                                         Bernstein & Co., LLC and its predecessor since prior
                                                         to 2000.

Philip L. Kirstein          Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                     and Independent              Officer-Mutual Funds of ACMC,** with which he
                            Compliance Officer           has been associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                         October 2003 to October 2004, and General Counsel
                                                         and First Vice President of Merrill Lynch Investment
                                                         Managers L.P. since prior to 2000 until March 2003.

Thomas J. Bardong            Vice President              Senior Vice President of ACMC**, with which he has
4/28/45                                                  been associated since prior to 2000.

Teresa Marziano              Vice President              Senior Vice President of ACMC since October 2000
9/1/54                                                   and co-Chief Investment Officer of Real Estate
                                                         Investments since July 2004. Prior thereto, she was a
                                                         Senior Analyst of investment research at Sanford C.
                                                         Bernstein & Co., Inc. ("Bernstein") since prior to
                                                         2000.

Joseph G. Paul               Vice President              Senior Vice President of ACMC, co-Chief Investment
2/6/60                                                   Officer of Real Estate Investments since July 2004; and
                                                         Chief Investment Officer of Small and Mid Capitalization
                                                         Value Equities since 2002. He is also Chief Investment
                                                         Officer of Advanced Value at ACMC since October 2000, and
                                                         held the same position at SCB since prior to 2000.

Mark R. Manley               Secretary                   Senior Vice President, Deputy General Counsel and Chief
10/23/62                                                 Compliance Officer of ACMC**, with which he has been
                                                         associated since prior to 2000.

Mark D. Gersten              Treasurer and Chief         Senior Vice President of Alliance Global Investor
10/4/50                      Financial Officer           Services, Inc. ("AGIS")** and Vice President of
                                                         AllianceBernstein Investment Research and Management,
                                                         Inc. ("ABIRM")**, with which he has been associated
                                                         since prior to 2000.

Thomas R. Manley             Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                   associated since prior to 2000.


------------------------------------------------------------------------------

(1) The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Portfolio are made by the REIT Investment Policy Group, comprised of senior Value Team members.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                                ALLIANCEBERNSTEIN
           ----------------------------------------------------------
                                VARIABLE PRODUCTS
           ----------------------------------------------------------
                                   SERIES FUND
           ----------------------------------------------------------
                                ALLIANCEBERNSTEIN
           ----------------------------------------------------------
                                 SMALL CAP VALUE
           ----------------------------------------------------------
                                    PORTFOLIO
           ----------------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 2004

================================================================================
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
================================================================================



Investment Products Offered
=============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
=============================


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SMALL CAP VALUE PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================


LETTER TO INVESTORS
February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance Capital Management L.P. ("Alliance"), the Portfolio's investment manager, to be undervalued. In selecting securities for the Portfolio, fundamental research is used to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its new benchmark, the Russell 2500 Value Index, for the 1-year period ended December 31, 2004 and since inception of the Portfolio's Class A shares on May 2, 2001. We have also included the Portfolio's performance versus its prior benchmark, the Russell 2500 Index. The Portfolio is now using the Russell 2500 Value Index as its benchmark, as it is more reflective of the Portfolio's investment strategy than its previous benchmark, the Russell 2500 Index.

The Portfolio outperformed the style-neutral Russell 2500 Index for the annual reporting period ended December 31, 2004, but slightly underperformed its new benchmark, the Russell 2500 Value Index. The Portfolio's underperformance versus the benchmark during the annual reporting period can be attributed to two broad issues: an underweighted position in financial stocks, especially real estate investment trusts (REITs), and an overweighted position in consumer cyclicals, specifically retailers. REITs enjoyed a period of dramatic outperformance during the reporting period, as yield-starved investors allocated increasing weights of their portfolios towards these stocks. The Portfolio's overweighted position in retailers also detracted from performance, as investors were concerned that the 2004 holiday season may have resulted in lackluster sales. Contributors to performance included holdings in other pro-cyclical sectors, including materials and processing and producer durables stocks. Recent dramatic commodity price inflation, driven by robust global economic growth, especially in China, has provided a strong tailwind for these stocks.

Security selection was essentially neutral during the annual period under review. Stocks in the Portfolio's producer durables and materials and processing holdings contributed positively to performance, while holdings in financials (primarily REITs) and autos & transportation detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY
2004 has gone into the books as another great year for small- and mid-capitalization stocks. For the sixth consecutive year, the Russell 2500 Index outperformed the Standard & Poor's (S&P) 500 Stock Index. This strong performance for these stocks helped the Portfolio's absolute returns but created some relative underperformance as the smallest companies, which lie below the Portfolio's purchase threshold, had strong returns. Within the small- and mid-cap universe, larger stocks are now much cheaper than smaller stocks and the Portfolio has been positioned to take advantage of this valuation disparity, leaving it with an average market cap that is 46% larger than that of the Russell 2500 Value Index.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Small Cap Value Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

SMALL CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
================================================================================

An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.


Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
Neither the unmanaged Russell 2500 Value Index nor the unmanaged Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Value Portfolio.

A Word About Risk
Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


--------------------------------------------------------------------------------
(Historical Performance continued on next page)

SMALL CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
================================================================================

                                                             Returns
  THE PORTFOLIO VS. ITS BENCHMARK                  ----------------------------
  PERIODS ENDED DECEMBER 31, 2004                   1 Year      Since Inception*
--------------------------------------------------------------------------------
  AllianceBernstein Small Cap Value
     Portfolio Class A                              19.30%           16.81%
--------------------------------------------------------------------------------
  Russell 2500 Value Index                          21.58%           15.03%
--------------------------------------------------------------------------------
  Russell 2500 Index                                18.29%           10.21%
--------------------------------------------------------------------------------
* Inception Date: 5/2/01 for Class A shares.


ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/01* - 12/31/04


AllianceBernstein Small Cap Value Portfolio Class A: $17,673

Russell 2500 Value Index: $16,715

Russell 2500 Index: $14,285

                     [TABLE BELOW REPRESENT MOUNTAIN CHART]


                    AllianceBernstein
                     Small Cap Value          Russell 2500          Russell 2500
                    Portfolio Class A          Value Index              Index
--------------------------------------------------------------------------------
5/2/01*                 $10,000                   $10,000             $10,000
12/31/01                $11,180                   $10,525             $10,097
12/31/02                $10,487                   $ 9,486             $ 8,299
12/31/03                $14,814                   $13,748             $12,076
12/31/04                $17,673                   $16,715             $14,285


* Since inception of the Portfolio's Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/04) as compared to the performance of the Portfolio's new benchmark, the Russell 2500 Value Index, and its prior benchmark, the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains.



--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

SMALL CAP VALUE PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
================================================================================

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning          Ending
                                         Account Value     Account Value      Expenses Paid       Annualized
Small Cap Value Portfolio                July 1, 2004    December 31, 2004   During Period*     Expense Ratio*
-------------------------              ----------------   ----------------   ----------------   ----------------
Class A
Actual.................................   $    1,000       $    1,111.56        $     4.67             0.88%
Hypothetical
   (5% return before expenses) ........   $    1,000       $    1,020.71        $     4.47             0.88%

Class B
Actual.................................   $    1,000       $    1,110.46        $     6.05             1.14%
Hypothetical
   (5% return before expenses).........   $    1,000       $    1,019.41        $     5.79             1.14%


--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

SMALL CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================



============================================================================================================
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
============================================================================================================
   A.G.Edwards, Inc.                                        $    4,830,878                     1.9%
-----------------------------------------------------------------------------------------------------------
   Jones Apparel Group, Inc.                                     4,743,129                     1.8
-----------------------------------------------------------------------------------------------------------
   MAF Bancorp, Inc.                                             4,719,322                     1.8
-----------------------------------------------------------------------------------------------------------
   PacifiCare Health Systems, Inc.                               4,566,816                     1.8
-----------------------------------------------------------------------------------------------------------
   Liz Claiborne, Inc.                                           4,562,901                     1.7
-----------------------------------------------------------------------------------------------------------
   Cytec Industries, Inc.                                        4,555,812                     1.7
-----------------------------------------------------------------------------------------------------------
   Radian Group, Inc.                                            4,504,104                     1.7
-----------------------------------------------------------------------------------------------------------
   Constellation Brands, Inc. Cl.A                               4,502,168                     1.7
-----------------------------------------------------------------------------------------------------------
   Moog, Inc. Cl.A                                               4,453,370                     1.7
-----------------------------------------------------------------------------------------------------------
   BJ's Wholesale Club, Inc.                                     4,352,022                     1.7
                                                            --------------                    -----
                                                            $   45,790,522                    17.5%

SECTOR DIVERSIFICATION
December 31, 2004


============================================================================================================
   SECTOR                                                     U.S. $ VALUE             PERCENT OF NET ASSETS
============================================================================================================
   Financial                                                $   54,164,004                    20.7%
------------------------------------------------------------------------------------------------------------
   Consumer Cyclicals                                           52,162,641                    20.0
------------------------------------------------------------------------------------------------------------
   Capital Equipment                                            29,231,239                    11.2
------------------------------------------------------------------------------------------------------------
   Commodities                                                  19,936,093                     7.6
------------------------------------------------------------------------------------------------------------
   Non-Financial                                                17,874,507                     6.8
------------------------------------------------------------------------------------------------------------
   Technology                                                   16,038,954                     6.1
------------------------------------------------------------------------------------------------------------
   Consumer Growth                                              15,947,434                     6.1
------------------------------------------------------------------------------------------------------------
   Consumer Staples                                             14,697,068                     5.6
------------------------------------------------------------------------------------------------------------
   Utilities                                                    10,745,837                     4.1
------------------------------------------------------------------------------------------------------------
   Services                                                      6,317,190                     2.4
------------------------------------------------------------------------------------------------------------
   Industrial Resources                                          5,733,399                     2.2
------------------------------------------------------------------------------------------------------------
   Energy                                                        4,284,677                     1.7
                                                               -----------                    -----
   Total Investments*                                          247,133,043                    94.5
------------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                     14,363,474                     5.5
                                                               -----------                    -----
   Net Assets                                               $  261,496,517                   100.0%


--------------------------------------------------------------------------------
*Excludes short-term investments.

SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================



Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-94.5%
FINANCIAL-20.7%
MAJOR REGIONAL
   BANKS-4.8%
Banknorth Group, Inc. ..............................        34,000   $ 1,244,400
Central Pacific Financial Corp. ....................        27,500       994,675
Hibernia Corp. Cl. A ...............................        86,300     2,546,713
Popular, Inc. ......................................        92,000     2,652,360
UnionBanCal Corp. ..................................        45,900     2,959,632
Whitney Holding Corp. ..............................        48,000     2,159,520
                                                                     -----------
                                                                      12,557,300
                                                                     -----------
MULTI-LINE
INSURANCE-3.1%
PacifiCare Health Systems,
   Inc. (a) ........................................        80,800     4,566,816
StanCorp Financial Group,
   Inc. ............................................        41,500     3,423,750
                                                                     -----------
                                                                       7,990,566
                                                                     -----------
PROPERTY-CASUALTY
INSURANCE-4.0%
Fidelity National Financial,
   Inc. ............................................        25,100     1,146,317
Old Republic International
Corp. ..............................................       148,700     3,762,110
PartnerRe Ltd. (Bermuda) ...........................        17,700     1,096,338
Radian Group, Inc. .................................        84,600     4,504,104
                                                                     -----------
                                                                      10,508,869
                                                                     -----------
REAL ESTATE INVESTMENT
TRUST-0.4%
FelCor Lodging Trust,
   Inc. (a) ........................................        70,000     1,025,500
                                                                     -----------
SAVINGS AND LOAN-6.6%
Astoria Financial Corp. ............................        90,600     3,621,282
Commercial Federal Corp. ...........................       110,700     3,288,897
MAF Bancorp, Inc. ..................................       105,295     4,719,322
Sovereign Bancorp, Inc. ............................       135,000     3,044,250
Washington Federal, Inc. ...........................        97,104     2,577,140
                                                                     -----------
                                                                      17,250,891
                                                                     -----------
MISCELLANEOUS
   FINANCIAL-1.8%
A.G. Edwards, Inc. .................................       111,800     4,830,878
                                                                     -----------
                                                                      54,164,004
                                                                     -----------
CONSUMER
CYCLICALS-20.0%
AUTOS & AUTO PARTS-4.1%
American Axle & Manufacturing
Holdings, Inc. .....................................        82,000     2,514,120
BorgWarner, Inc. ...................................        42,000     2,275,140
Dana Corp. .........................................       175,300     3,037,949
Group 1 Automotive, Inc. (a) .......................        89,400     2,816,100
                                                                     -----------
                                                                      10,643,309
                                                                     -----------
RETAILERS-10.5%
AutoNation, Inc. (a) ...............................       163,400     3,138,914
BJ's Wholesale Club, Inc. (a) ......................       149,400     4,352,022
Borders Group, Inc. ................................       156,100     3,964,940
Federated Department Stores,
   Inc. ............................................        23,800     1,375,402
Foot Locker, Inc. ..................................        36,000       969,480
Neiman Marcus Group, Inc.
   Cl. A ...........................................        55,800     3,991,932
Office Depot, Inc. (a) .............................       191,800     3,329,648
Payless ShoeSource, Inc. (a) .......................       288,700     3,551,010
RadioShack Corp. ...................................        81,300     2,673,144
                                                                     -----------
                                                                      27,346,492
                                                                     -----------
TEXTILES/SHOES -
   APPAREL MFG.-4.7%
Jones Apparel Group, Inc. ..........................       129,700     4,743,129
Liz Claiborne, Inc. ................................       108,100     4,562,901
Reebok International Ltd. ..........................        15,000       660,000
V.F. Corp. .........................................        44,500     2,464,410
                                                                     -----------
                                                                      12,430,440
                                                                     -----------
MISCELLANEOUS
   CONSUMER
CYCLICALS-0.7%
Brunswick Corp. ....................................        35,200     1,742,400
                                                                     -----------
                                                                      52,162,641
                                                                     -----------
CAPITAL
   EQUIPMENT-11.2%
AUTO TRUCKS-PARTS-3.9%
ArvinMeritor, Inc. .................................       191,600     4,286,092
Modine Manufacturing Co. ...........................        89,500     3,022,415
PACCAR, Inc. .......................................        34,500     2,776,560
                                                                     -----------
                                                                      10,085,067
                                                                     -----------
ELECTRICAL
   EQUIPMENT-1.8%

Anixter International, Inc. ........................        51,600     1,857,084
Cooper Industries Ltd. Cl. A .......................        42,200     2,864,958
                                                                     -----------
                                                                       4,722,042
                                                                     -----------
MACHINERY-3.2%
Lincoln Electric Holdings, Inc. ....................        62,000     2,141,480
Moog, Inc. Cl. A (a) ...............................        98,200     4,453,370
Terex Corp. (a) ....................................        39,000     1,858,350
                                                                     -----------
                                                                       8,453,200
                                                                     -----------
MISCELLANEOUS CAPITAL
   GOODS-2.3%
Parker-Hannifin Corp. ..............................        34,500     2,613,030
Textron, Inc. ......................................        45,500     3,357,900
                                                                     -----------
                                                                       5,970,930
                                                                     -----------
                                                                      29,231,239
                                                                     -----------
                                        6

                                 AllianceBernstein Variable Products Series Fund
================================================================================



Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------
COMMODITIES-7.6%
CHEMICALS-3.6%
Albemarle Corp. ....................................        88,300   $ 3,418,093
Crompton Corp. .....................................       133,200     1,571,760
Cytec Industries, Inc. .............................        88,600     4,555,812
                                                                     -----------
                                                                       9,545,665
                                                                     -----------
CONTAINERS -
   METAL/GLASS/PAPER-0.7%
Ball Corp. .........................................        43,000     1,891,140
                                                                     -----------
PAPER-0.8%
MeadWestvaco Corp. .................................        60,660     2,055,767
                                                                     -----------
MISCELLANEOUS
   INDUSTRIAL
   COMMODITIES-1.3%
United Stationers, Inc. (a) ........................        70,995     3,279,969
                                                                     -----------
MISCELLANEOUS
METALS-1.2%
Reliance Steel & Aluminum
   Co.  ............................................        81,200     3,163,552
                                                                     -----------
                                                                      19,936,093
                                                                     -----------
NON-FINANCIAL-6.8%
BUILDING MATERIALS -
   CEMENT-1.0%
Texas Industries, Inc. .............................        41,500     2,588,770
                                                                     -----------
BUILDING MATERIALS -
   HEAT/PLUMBING/AIR-1.1%
Hughes Supply, Inc. ................................        94,000     3,040,900
                                                                     -----------
HOME BUILDING-1.6%
Pulte Homes, Inc. ..................................        66,200     4,223,560
                                                                     -----------
MISCELLANEOUS
   BUILDING-3.1%
Beazer Homes USA, Inc. .............................        29,700     4,342,437
Harsco Corp. .......................................        66,000     3,678,840
                                                                     -----------
                                                                       8,021,277
                                                                     -----------
                                                                      17,874,507
                                                                     -----------
TECHNOLOGY-6.1%
COMMUNICATION -
   EQUIP. MFRS.-2.7%
ADC Telecommunications,
   Inc. (a) ........................................       636,000     1,704,480
Andrew Corp. (a) ...................................       218,100     2,972,703
Nortel Networks Corp. (a) ..........................       316,100     1,103,189
Tellabs, Inc. (a) ..................................       157,000     1,348,630
                                                                     -----------
                                                                       7,129,002
                                                                     -----------
COMPUTER-0.5%
Western Digital Corp. (a) ..........................       115,700     1,254,188
                                                                     -----------
SEMICONDUCTORS-1.3%
Vishay Intertechnology,
   Inc. (a) ........................................       237,100     3,561,242
MISCELLANEOUS
   INDUSTRIAL
   TECHNOLOGY-1.6%
Arrow Electronics, Inc. (a) ........................        21,000       510,300
Avnet, Inc. (a) ....................................        22,000       401,280
Solectron Corp. (a) ................................       107,400       572,442
Tech Data Corp. (a) ................................        57,500     2,610,500
                                                                     -----------
                                                                       4,094,522
                                                                     -----------
                                                                      16,038,954
                                                                     -----------
CONSUMER GROWTH-6.1%
HOSPITAL
   MANAGEMENT-1.0%
Universal Health Services,
   Inc. Cl. B ......................................        56,000     2,492,000
HOSPITAL SUPPLIES-1.6%
Owens & Minor, Inc. ................................       152,000     4,281,840
                                                                     -----------
PHOTOGRAPHY-1.3%
IKON Office Solutions, Inc. ........................       302,900     3,501,524
                                                                     -----------
PUBLISHING-0.6%
The Readers Digest Association,
   Inc. ............................................       105,000     1,460,550
                                                                     -----------
MISCELLANEOUS
   CONSUMER
   GROWTH-1.6%
URS Corp. (a) ......................................       131,200     4,211,520
                                                                     -----------
                                                                      15,947,434
                                                                     -----------
CONSUMER STAPLES-5.6%
BEVERAGES-1.7%
Constellation Brands, Inc.
   Cl. A (a) .......................................        96,800     4,502,168
                                                                     -----------
FOODS-3.5%
Corn Products International,
   Inc. ............................................        33,000     1,767,480
Del Monte Foods Co. (a) ............................       322,600     3,555,052
Universal Corp. ....................................        80,200     3,836,768
                                                                     -----------
                                                                       9,159,300
                                                                     -----------
RETAIL STORES - FOOD-0.4%
SUPERVALU, Inc. ....................................        30,000     1,035,600
                                                                     -----------
                                                                      14,697,068
                                                                     -----------

SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================



Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------
UTILITIES-4.1%
ELECTRIC
   COMPANIES-4.1%
Constellation Energy Group,
   Inc. .......................................          41,000   $   1,792,110
Northeast Utilities ...........................         129,200       2,435,420
PNM Resources, Inc. ...........................          96,300       2,435,427
Puget Energy, Inc. ............................         120,800       2,983,760
WPS Resources Corp. ...........................          22,000       1,099,120
                                                                  -------------
                                                                     10,745,837
                                                                  -------------
SERVICES-2.4%
TRUCKERS-1.5%
USF Corp. .....................................         103,000       3,908,850
                                                                  -------------
MISCELLANEOUS
   INDUSTRIAL
   TRANSPORTATION-0.9%
SEACOR Holdings, Inc. (a) .....................          45,100       2,408,340
                                                                  -------------
                                                                      6,317,190
                                                                  -------------
INDUSTRIAL
   RESOURCES-2.2%
ALUMINUM-0.9%
Mueller Industries, Inc. ......................          75,000       2,415,000
                                                                  -------------
STEEL-0.8%
United States Steel Corp. .....................          38,700       1,983,375
                                                                  -------------
MISCELLANEOUS
   METALS-0.5%
Silgan Holdings, Inc. .........................          21,900       1,335,024
                                                                  -------------
                                                                      5,733,399
                                                                  -------------
ENERGY-1.7%
OILS-INTEGRATED
  DOMESTIC-1.7%
Amerada Hess Corp. ............................          16,400       1,351,032
Pogo Producing Co. ............................          60,500       2,933,645
                                                                  -------------
                                                                      4,284,677
                                                                  -------------
Total Common Stocks
   (cost $194,627,999) ........................                     247,133,043
                                                                  -------------
SHORT-TERM
   INVESTMENT-5.8%
TIME DEPOSIT-5.8%
The Bank of New York
   1.50%, 1/03/05
   (cost $15,197,000) .........................   $      15,197      15,197,000
                                                                  -------------
TOTAL
   INVESTMENTS-100.3%
   (cost $209,824,999) ........................                     262,330,043
Other assets less
liabilities-(0.3%) ............................                        (833,526)
                                                                  -------------
NET ASSETS-100% ...............................                   $ 261,496,517
                                                                  =============


--------------------------------------------------------------------------------
(a) Non-income producing security.

   See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


ASSETS
   Investments in securities, at value (cost $209,824,999)...............    $  262,330,043
   Cash .................................................................               885
   Dividends and interest receivable.....................................           290,450
   Receivable for investment securities sold.............................           132,525
   Receivable for capital stock sold.....................................            52,623
                                                                             --------------
   Total assets..........................................................       262,806,526
                                                                             --------------
LIABILITIES
   Payable for investment securities purchased...........................           845,898
   Payable for capital stock redeemed....................................           177,025
   Advisory fee payable..................................................           158,721
   Distribution fee payable..............................................            29,175
   Transfer agent fee payable............................................                68
   Accrued expenses......................................................            99,122
                                                                             --------------
   Total liabilities.....................................................         1,310,009
                                                                             --------------
NET ASSETS...............................................................    $  261,496,517
                                                                             ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par.................................................    $       15,555
   Additional paid-in capital............................................       195,100,782
   Undistributed net investment income...................................         1,735,313
   Accumulated net realized gain on investment transactions..............        12,139,823
   Net unrealized appreciation of investments............................        52,505,044
                                                                             --------------
                                                                             $  261,496,517
                                                                             ==============
Class A Shares
   Net assets............................................................    $  118,980,848
                                                                             ==============
   Shares of capital stock outstanding...................................         7,065,085
                                                                             ==============
   Net asset value per share.............................................    $        16.84
                                                                             ==============
Class B Shares
   Net assets............................................................    $  142,515,669
                                                                             ==============
   Shares of capital stock outstanding...................................         8,490,373
                                                                             ==============
   Net asset value per share.............................................    $        16.79
                                                                             ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004     AllianceBernstein Variable Products Series Fund
================================================================================



INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,242)..........................    $    3,723,958
   Interest.....................................................................            96,623
                                                                                    --------------
   Total investment income......................................................         3,820,581
                                                                                    --------------
EXPENSES
   Advisory fee.................................................................         1,885,238
   Distribution fee--Class B....................................................           266,143
   Custodian....................................................................           123,893
   Administrative...............................................................            69,000
   Printing.....................................................................            65,866
   Audit........................................................................            41,750
   Legal........................................................................             2,340
   Directors' fees..............................................................             1,000
   Transfer agency..............................................................               859
   Miscellaneous................................................................             3,980
                                                                                    --------------
   Total expenses...............................................................         2,460,069
   Less: expenses waived and reimbursed by the Adviser (see Note B).............          (400,458)
                                                                                    --------------
   Net expenses.................................................................         2,059,611
                                                                                    --------------
   Net investment income........................................................         1,760,970
                                                                                    --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.................................        12,197,879
   Net change in unrealized appreciation/depreciation of investments............        25,133,503
                                                                                    --------------
   Net gain on investment transactions..........................................        37,331,382
                                                                                    --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................    $   39,092,352
                                                                                    ==============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2004               2003
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $    1,760,970     $      247,937
   Net realized gain on investment transactions.........................         12,197,879          4,696,947
   Net change in unrealized appreciation/depreciation of investments....         25,133,503         36,071,777
                                                                             --------------     --------------
   Net increase in net assets from operations...........................         39,092,352         41,016,661
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................           (181,706)          (375,698)
     Class B............................................................            (80,321)          (199,672)
   Net realized gain on investment transactions
     Class A............................................................         (2,336,222)          (896,307)
     Class B............................................................         (2,409,632)          (529,290)
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................         53,508,942         56,463,493
                                                                             --------------     --------------
   Total increase.......................................................         87,593,413         95,479,187
NET ASSETS
   Beginning of period..................................................        173,903,104         78,423,917
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $1,735,313 and $236,370, respectively).............................     $  261,496,517     $  173,903,104
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


NOTE A: Significant Accounting Policies
The AllianceBernstein Small Cap Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2004, there were no expenses waived by the Adviser.

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $331,458. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Because of the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $69,000 for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $275,109, of which $147,039 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $  109,065,779     $   59,503,711
U.S. government securities..............................................                 -0-                -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................................................    $  209,824,999
                                                                                                ==============
Gross unrealized appreciation...............................................................    $   54,463,055
Gross unrealized depreciation...............................................................        (1,958,011)
                                                                                                --------------
Net unrealized appreciation.................................................................    $   52,505,044
                                                                                                ==============


                                 AllianceBernstein Variable Products Series Fund
================================================================================


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                                      ===================================== ===================================
                                                    Shares                                Amount
                                      ===================================== ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2004               2003               2004               2003
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold..........................       1,690,352          1,773,991     $   25,588,665     $   21,676,008
Shares issued in reinvestment
   of dividends and distributions....         172,225            105,912          2,517,928          1,272,005
Shares redeemed......................      (1,075,133)          (916,018)       (16,276,570)       (10,323,748)
                                       --------------     --------------     --------------     --------------
Net increase.........................         787,444            963,885     $   11,830,023     $   12,624,265
                                       ==============     ==============     ==============     ==============


SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


                                      ===================================== ===================================
                                                    Shares                                Amount
                                      ===================================== ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2004               2003               2004               2003
                                      ----------------   ----------------   ----------------   ----------------
Class B
Shares sold.......................          3,830,995          4,982,506     $   57,835,750     $   60,285,362
Shares issued in reinvestment
   of dividends and distributions.            170,661             60,747          2,489,953            728,963
Shares redeemed...................         (1,247,227)        (1,489,294)       (18,646,784)       (17,175,097)
                                       --------------     --------------     --------------     --------------
Net increase......................          2,754,429          3,553,959     $   41,678,919     $   43,839,228
                                       ==============     ==============     ==============     ==============


NOTE F: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE H: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                                                2004               2003
                                                                          ----------------   ----------------
Distributions paid from:
   Ordinary income....................................................    $     1,422,125    $     1,591,215
   Net long-term capital gains........................................          3,585,756            409,752
                                                                          ---------------    ---------------
Total taxable distributions...........................................          5,007,881          2,000,967
                                                                          ---------------    ---------------
Total distributions paid..............................................    $     5,007,881    $     2,000,967
                                                                          ===============    ===============

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income............................................................    $     5,161,210
Undistributed long-term capital gains....................................................          8,760,273
Accumulated capital and other losses ....................................................            (46,347)(a)
Unrealized appreciation/(depreciation)...................................................         52,505,044(b)
                                                                                             ---------------
Total accumulated earnings/(deficit).....................................................    $    66,380,180
                                                                                             ===============


(a) Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post October capital losses of $46,347.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current year there were no permanent differences.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


NOTE I: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             ===================================================
                                                                                  Class A
                                                             ===================================================
                                                                                                 May 2, 2001(a)
                                                                                                       to
                                                                     Year Ended December 31,      December 31,
                                                             ------------------------------------
                                                                 2004        2003         2002        2001
                                                             -----------  ----------- -----------  -----------
Net asset value, beginning of period.......................     $14.49      $10.46       $11.18      $10.00
                                                                ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (b)(c)...............................        .14         .04          .12         .14
Net realized and unrealized gain (loss) on
   investment transactions.................................       2.60        4.23         (.81)       1.04
                                                                ------      ------       ------      ------
Net increase (decrease) in net asset value from operations.       2.74        4.27         (.69)       1.18
                                                                ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income.......................       (.03)       (.07)        (.02)         -0-
Distributions from net realized gain on investment
   transactions............................................       (.36)       (.17)        (.01)         -0-
                                                                ------      ------       ------      ------
Total dividends and distributions..........................       (.39)       (.24)        (.03)         -0-
                                                                ------      ------       ------      ------
Net asset value, end of period.............................     $16.84      $14.49       $10.46      $11.18
                                                                ======      ======       ======      ======
Total Return
------------
Total investment return based on net asset value (d).......      19.30%      41.26%       (6.20)%     11.80%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..................   $118,981     $90,949      $55,592     $21,076
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.............        .86%       1.20%        1.13%        .95%(e)
   Expenses, before waivers and reimbursements.............       1.09%       1.28%        1.41%       2.65%(e)
   Net investment income (c)...............................        .96%        .34%        1.04%       1.99%(e)
Portfolio turnover rate....................................         30%         21%          28%         12%


--------------------------------------------------------------------------------
See footnote summary on page 20.

SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                 AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             ===================================================
                                                                                  Class B
                                                             ===================================================
                                                                                                 May 2, 2001(a)
                                                                                                       to
                                                                     Year Ended December 31,      December 31,
                                                             ------------------------------------
                                                                 2004        2003         2002        2001
                                                             -----------  ----------- -----------  -----------
Net asset value, beginning of period.......................     $14.46      $10.46       $11.20      $10.00
                                                                ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (b)(c)...............................        .11         .01          .08         .11
Net realized and unrealized gain (loss) on
   investment transactions.................................        2.59       4.22         (.79)       1.09
                                                                ------      ------       ------      ------
Net increase (decrease) in net asset value
   from operations.........................................       2.70        4.23         (.71)       1.20
                                                                ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income.......................       (.01)       (.06)        (.02)         -0-
Distributions from net realized gain on investment
   transactions............................................       (.36)       (.17)        (.01)         -0-
                                                                ------      ------       ------      ------
Total dividends and distributions..........................       (.37)       (.23)        (.03)         -0-
                                                                ------      ------       ------      ------
Net asset value, end of period.............................     $16.79      $14.46       $10.46      $11.20
                                                                ======      ======       ======      ======
Total Return
------------
Total investment return based on net asset value (d).......      19.08%      40.89%       (6.37)%     12.00%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..................   $142,516     $82,954      $22,832        $346
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.............       1.12%       1.45%        1.43%       1.20%(e)
   Expenses, before waivers and reimbursements.............       1.34%       1.53%        1.70%       3.17%(e)
   Net investment income (c)...............................        .75%        .05%         .74%       2.17%(e)
Portfolio turnover rate....................................         30%         21%          28%         12%


--------------------------------------------------------------------------------
(a) Commencement of distribution.

(b) Based on average shares outstanding.

(c) Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

(f) Commencement of operations.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Small Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Small Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.




                                                           /S/ Ernst & Young LLP

                                                              New York, New York
                                                              February 4, 2005


TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.

SMALL CAP VALUE PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman
Ruth Block(1)


David H. Dievler(1)
John H. Dobkin(1)



CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.

SMALL CAP VALUE PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                           COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                         OCCUPATION(S)                       OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                     DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#          Investment adviser and an independent              113               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
Chairman of the Board            associated since prior to 2000. He was formerly
9/7/32                           Deputy Comptroller and Chief Investment
(1990)                           Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block, #, **                Formerly Executive Vice President and Chief        94                None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
11/7/30                          Chairman and Chief Executive Officer of Evlico;
(1992)                           Director of Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former Governor
                                 at Large National Association of Securities
                                 Dealers, Inc.

David H. Dievler,#               Independent consultant. Until December 1994,       95                None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
10/23/29                         for mutual fund administration. Prior to joining
(1990)                           ACMC in 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,#                 Consultant. Formerly President of Save Venice,      98               None
P.O. Box 12                      Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000
2/19/42                          and resident of Historic Hudson Valley (historic
(1992)                           preservation) from December 1989-May 1999. Previously,
                                 Director of the National Academy of Design and during
                                 1988-1992, Director and Chairman of the Audit Committee
                                 of ACMC.


-------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.


** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

SMALL CAP VALUE PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*              PRINCIPAL POSITION(S)                  PRINCIPAL OCCUPATION
    AND DATE OF BIRTH               HELD WITH FUND                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President                    Executive Vice President of Alliance Capital
10/2/57                                                       Management Corporation ("ACMC")** since 2001;
                                                              prior thereto, Chief Executive Officer of Sanford C.
                                                              Bernstein & Co., LLC and its predecessor since prior
                                                              to 2000.

Philip L. Kirstein               Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                          and Independent              Officer--Mutual Funds of ACMC,** with which
                                 Compliance                   Officer he has been associated since October
                                                              2004.Prior thereto, he was Of Counsel to
                                                              Kirkpatrick & Lockhart, LLP from October 2003
                                                              to October 2004, and General Counsel and First
                                                              Vice President of  Merrill Lynch Investment
                                                              Managers L.P. since prior to 2000 until March
                                                              2003.

Thomas J. Bardong                Vice President               Senior Vice President of ACMC**, with which he
4/28/45                                                       has been associated since prior to 2000.

Joseph G. Paul(1)                Vice President               Senior Vice President of ACMC**, Co-Chief
2/8/60                                                        Investment Officer of Real Estate Investment
                                                              since July 2004and Chief Investment Officer -
                                                              Small and Mid Cap Value Equities since 2002.
                                                              He is also Chief Investment Officer of
                                                              Advanced Value at ACMC** since October 2000 and
                                                              held the same position at Sanford C. Bernstein &
                                                              Co., Inc. since prior to 2000.

Mark R. Manley                   Secretary                    Senior Vice President, Deputy General Counsel and
10/23/62                                                      Chief Compliance Officer of ACMC**, with which he
                                                              has been associated since prior to 2000.

Mark D. Gersten                  Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                              AllianceBernstein Investment Research and Management,
                                                              Inc. ("ABIRM")**, with which he has been associated
                                                              since prior to 2000.

Thomas R. Manley                 Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2000.


--------------------------------------------------------------------------------

(1) Messrs. Paul, James W. MacGregor, David Pasquale and Andrew J. Weiner are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AGIS, and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

(This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
-------------------------------------------------------------------------------


ANNUAL REPORT

DECEMBER 31, 2004

-------------------------------------------------------------------------------
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
-------------------------------------------------------------------------------

INVESTMENT PRODUCTS OFFERED
o  ARE NOT FDIC INSURED
o  MAY LOSE VALUE
o  ARE NOT BANK GUARANTEED

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


UTILITY INCOME PORTFOLIO
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

LETTER TO INVESTORS

January 21, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard and Poor's (S&P) 500 GICS Utilities Composite, for the one-, five- and 10-year periods ended December 31, 2004.

The Portfolio slightly outperformed its benchmark, the S&P 500 GICS Utilities Composite, for the annual reporting period ended December 31, 2004, due mainly to the Portfolio's focus on companies with strong fundamentals, above average growth in earnings, dividends and cash flow.

The Portfolio's relative underperformance for the five year period was principally attributed to its overweighted position in high quality, more defensive electric names. The electric utilities with weaker fundamentals outperformed the electrics with stronger fundamentals. The reason for this was that most of these companies received refinancing from their banks, thus easing their short-term liquidity problems and eliminating the need to file for bankruptcy protection. Most of these fundamentally weak companies abandoned their growth business models and returned to "back-to-basic" strategies. As a result, these companies restored some credibility in management and have started to execute on fundamentals and cash flow improvement.

MARKET REVIEW AND INVESTMENT STRATEGY

2004 was a continuation of a restructuring year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt, and exiting from some non-regulated businesses. Most encouraging was the sector's improving free cash flow and more disciplined capital deployment. Separately, utilities benefited from a number of macro trends including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends, and very low long-term interest rates. On the other hand, utilities were negatively impacted by the expectation of rising interest rates, the increase of fuel cost, health care expenses and pension costs. To mitigate the impact of rising rates on the Portfolio, the Portfolio's holdings were moved into companies with higher beta but above-average growth in earnings, dividends and cash flow.

During the annual reporting period ended December 31, 2004, the Portfolio's investments continued to be focused on high quality names with attractive valuations. Within the electric utilities, focus was on the regulated integrated utilities instead of the non-regulated electric power marketers and generators. The Portfolio's management team remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, the team remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings stability, increasing free cash flow and growing dividends.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Utility Income Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's ("S&P") 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 GICS Utilities Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in equity and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

-------------------------------------------------------------------------------
(Historical Performance continued on next page)


2


UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

THE PORTFOLIO VS. ITS BENCHMARK                          Returns
                                           ------------------------------------
PERIODS ENDED DECEMBER 31, 2004            1 Year        5 Years      10 Years
-------------------------------------------------------------------------------
  AllianceBernstein Utility
    Income Portfolio Class A                24.33%         0.05%        9.34%
  S&P 500 GICS Utilities
    Composite                               24.28%         3.73%        8.16%

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A: $24,431

S&P 500 GICS UTILITIES COMPOSITE: $21,905

[Graphic ommitted, data below]

           AllianceBernstein
            Utility Income              S&P 500 GICS
            Portfolio Class A       Utilities Composite
-------------------------------------------------------
12/31/94         10000                     10000
12/31/95         12145                     13275
12/31/96         13102                     14029
12/31/97         16471                     17487
12/31/98         20409                     20081
12/31/99         24368                     18238
12/31/00         27158                     28667
12/31/01         21048                     19941
12/31/02         16392                     13960
12/31/03         19650                     17626
12/31/04         24431                     21905

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

-------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.


3


UTILITY INCOME PORTFOLIO
FUND EXPENSES
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning             Ending
                                                     Account Value       Account Value        Expenses Paid         Annualized
Utility Income Portfolio                             July 1, 2004      December 31, 2004      During Period*      Expense Ratio*
--------------------------------------------------------------------------------------------------------------------------------
Class A
Actual                                                $   1,000           $  1,181.41           $   5.26              0.96%
Hypothetical (5% return before expenses)              $   1,000           $  1,020.31           $   4.88              0.96%

Class B
Actual                                                $   1,000           $  1,179.92           $   6.58              1.20%
Hypothetical (5% return before expenses)              $   1,000           $  1,019.10           $   6.09              1.20%

-------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004
                              AllianceBernstein Variable Products Series Fund
_____________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                           U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
TXU Corp. (Common & Preferred)                    $ 3,110,825           5.3%
FPL Group, Inc. (Common & Preferred)                2,314,133           3.9
Exelon Corp.                                        2,287,233           3.9
Questar Corp.                                       1,911,000           3.3
Sprint Corp. (FON Group)                            1,597,855           2.7
American Movil, S.A.  de C.V. Series L (ADR)        1,549,560           2.6
Hong Kong & China Gas Co., Ltd.                     1,478,017           2.5
Duke Energy Corp.                                   1,459,008           2.5
Equitable Resources, Inc.                           1,437,642           2.4
Entergy Corp.                                       1,419,390           2.4
                                                  $18,564,663          31.5%

SECTOR DIVERSIFICATION
December 31, 2004
                                                                   PERCENT OF
SECTOR                                             U.S. $ VALUE    NET ASSETS
-------------------------------------------------------------------------------
Utilities                                          $47,405,292          80.5%
Energy                                               3,549,197           6.0
Consumer Services                                    3,005,650           5.1
Technology                                           1,594,552           2.7
Basic Industry                                         306,375           0.5
Total Investments*                                  55,861,066          94.8
Cash and receivables, net of liabilities             3,046,974           5.2
Net Assets                                         $58,908,040         100.0%

-------------------------------------------------------------------------------
* Excludes short-term investments.


5


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004
                              AllianceBernstein Variable Products Series Fund
_____________________________________________________________________________

Company                                           Shares      U.S. $ Value
-----------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.8%

UNITED STATES INVESTMENTS-81.0%

UTILITIES-71.8%
ELECTRIC & GAS UTILITY-62.4%
AES Corp. (a)                                     92,600      $ 1,265,842
AGL Resources, Inc.                               24,700          821,028
Alliant Energy Corp.                              21,000          600,600
Ameren Corp.                                      24,000        1,203,360
American Electric Power
  Co., Inc. pfd.                                  18,800          895,820
Cinergy Corp.                                     24,000          999,120
CMS Energy Corp. (a)                              27,900          291,555
Consolidated Edison, Inc.                         17,100          748,125
Dominion Resources, Inc.                          16,700        1,131,258
DTE Energy Co.                                    23,000          991,990
DTE Energy Co. pfd.                               16,800          437,976
Duke Energy Corp.                                 57,600        1,459,008
Entergy Corp.                                     21,000        1,419,390
Equitable Resources, Inc.                         23,700        1,437,642
Exelon Corp.                                      51,900        2,287,233
FirstEnergy Corp.                                 21,600          853,416
FPL Group, Inc.                                   17,500        1,308,125
FPL Group, Inc. pfd.                              16,700        1,006,008
Great Plains Energy, Inc. pfd.                    28,000          751,800
KeySpan Corp. pfd.                                17,000          886,890
New Jersey Resources Corp.                        23,800        1,031,492
NSTAR                                             25,700        1,394,996
PG&E Corp. (a)                                    36,100        1,201,408
Piedmont Natural Gas
  Co., Inc.                                       10,200          237,048
PNM Resources, Inc.                               19,500          493,155
PPL Corp.                                         25,800        1,374,624
Public Service Enterprise
  Group, Inc. pfd.                                18,000        1,211,760
Questar Corp.                                     37,500        1,911,000
SCANA Corp.                                       20,000          788,000
Sempra Energy pfd.                                35,500        1,104,760
Southern Co.                                      17,200          576,544
TXU Corp.                                         37,367        2,412,413
TXU Corp. pfd.                                    22,200          698,412
Westar Energy, Inc.                               23,000          526,010
Wisconsin Energy Corp.                            14,000          471,940
Xcel Energy, Inc.                                 28,000          509,600
                                                               ----------
                                                               36,739,348
                                                               ----------

PUBLIC UTILITIES - ELECTRIC & GAS-0.9%
Georgia Power Co. pfd.                            20,000          522,800
                                                               ----------

TELEPHONE UTILITY-7.1%
BellSouth Corp.                                   24,600          683,634
CenturyTel, Inc.                                  12,000          425,640
SBC Communications, Inc.                          19,000          489,630
Sprint Corp. (FON Group)                          64,300        1,597,855
Verizon Communications, Inc.                      24,700        1,000,597
                                                               ----------
                                                                4,197,356
                                                               ----------

MISCELLANEOUS-1.4%
Aqua America, Inc.                                33,900          833,601
                                                               ----------
                                                               42,293,105
                                                               ----------

ENERGY-6.0%
PIPELINES-5.5%
Kinder Morgan, Inc.                               11,500          840,995
ONEOK, Inc.                                       30,900          878,178
Southern Union Co. pfd.                            6,900          503,010
The Williams Cos., Inc.                           64,600        1,052,334
                                                               ----------
                                                                3,274,517
                                                               ----------

OIL SERVICES-0.5%
Halliburton Co.                                    7,000          274,680
                                                               ----------
                                                                3,549,197
                                                               ----------

TECHNOLOGY-2.7%
COMMUNICATION EQUIPMENT-2.7%
Nextel Partners, Inc. Cl. A (a)                   22,800          445,512
QUALCOMM, Inc.                                    27,100        1,149,040
                                                               ----------
                                                                1,594,552
                                                               ----------

CONSUMER SERVICES-0.5%
CELLULAR COMMUNICATIONS-0.5%
Nextel Communications,
  Inc. Cl. A (a)                                  10,000          300,000
                                                               ----------

Total United States Investments
  (cost $36,059,487)                                           47,736,854
                                                               ----------

FOREIGN INVESTMENTS-13.8%
BRAZIL-1.2%
Companhia de Saneamento
  Basico do Estado de
  Sao Paulo (a)                                   34,000          508,980
CPFL Energia, SA (a)                              10,700          212,502
                                                               ----------
                                                                  721,482
                                                               ----------

FRANCE-1.1%
Veolia Environnement (ADR)                        17,000          619,650
                                                               ----------

HONG KONG-2.5%
Hong Kong & China
  Gas Co., Ltd.                                  715,000        1,478,017
                                                               ----------


6


                            AllianceBernstein Variable Products Series Fund
___________________________________________________________________________

                                                 Shares or
                                                 Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
---------------------------------------------------------------------------
MEXICO-3.5%
America Movil, S.A. de C.V.
  Series L (ADR)                                  29,600      $ 1,549,560
Grupo Televisa, SA (GDR)                           8,000          484,000
                                                               ----------
                                                                2,033,560
                                                               ----------

PEOPLES REPUBLIC OF CHINA-1.1%
Datang International Power
  Generation Co., Ltd.                            470,000         353,554
Yanzhou Coal Mining Co.,
  Ltd. (ADR)                                       4,300          306,375
                                                               ----------
                                                                  659,929
                                                               ----------

RUSSIA-0.4%
Mobile Telesystems                                 1,800          249,318
                                                               ----------

SOUTH KOREA-0.7%
SK Telecom Co., Ltd. (ADR)                        19,001          422,772
                                                               ----------

SPAIN-1.3%
Telefonica de Espana,
  SA (ADR)                                        13,126          741,619
                                                               ----------

VENEZUELA-2.0%
Compania Anonima Nacional
  Telefonos de Venezuela
  (ADR)                                           53,500       $1,197,865
                                                               ----------

Total Foreign Investments
  (cost $5,660,099)                                             8,124,212
                                                               ----------

Total Common and Preferred Stocks
  (cost $41,719,586)                                           55,861,066
                                                               ----------

SHORT-TERM INVESTMENT-5.9%
TIME DEPOSIT-5.9%
The Bank of New York
  1.50%, 1/03/05
  (cost $3,459,000)                               $3,459        3,459,000
                                                               ----------

TOTAL INVESTMENTS-100.7%
  (cost $45,178,586)                                           59,320,066
Other assets less liabilities-(0.7%)                            (412,026)
                                                              -----------
NET ASSETS-100%                                               $58,908,040
                                                              ===========

-------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary of Terms:

     ADR  -  American Depositary Receipt
     GDR  -  Global Depositary Receipt
     Pfd. -  Preferred Stock

     See Notes to Financial Statements.


7


UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
                            AllianceBernstein Variable Products Series Fund
___________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $45,178,586)       $ 59,320,066
  Cash                                                                  663
  Dividends and interest receivable                                 120,724
                                                                 ----------
  Total assets                                                   59,441,453
                                                                -----------

LIABILITIES
  Payable for capital stock redeemed                                207,846
  Payable for investment securities purchased                       204,830
  Advisory fee payable                                               27,006
  Administrative fee payable                                         17,500
  Distribution fee payable                                            1,339
  Transfer agent fee payable                                             56
  Accrued expenses                                                   74,836
                                                                -----------
  Total liabilities                                                 533,413
                                                                -----------
NET ASSETS                                                     $ 58,908,040
                                                                ===========

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $      3,243
  Additional paid-in capital                                     58,146,267
  Undistributed net investment income                             1,321,554
  Accumulated net realized loss on investment
    and foreign currency
    transactions                                               (14,704,504)
  Net unrealized appreciation of investments                     14,141,480
                                                                -----------
                                                               $ 58,908,040
                                                                ===========

Class A Shares
  Net assets                                                   $ 52,390,763
                                                                ===========
  Shares of capital stock outstanding                             2,883,432
                                                                ===========
  Net asset value per share                                    $      18.17
                                                                ===========

Class B Shares
  Net assets                                                   $  6,517,277
                                                                ===========
  Shares of capital stock outstanding                               359,978
                                                                ===========
  Net asset value per share                                    $      18.10
                                                                ===========

-------------------------------------------------------------------------------
See Notes to Financial Statements.


8


UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004
                            AllianceBernstein Variable Products Series Fund
___________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $8,165)            $1,674,786
  Interest                                                          200,315
                                                                 ----------
  Total investment income                                         1,875,101
                                                                 ----------

EXPENSES
  Advisory fee                                                      338,393
  Distribution fee--Class B                                          11,108
  Custodian                                                         118,649
  Administrative                                                     69,000
  Audit                                                              41,750
  Printing                                                           16,251
  Legal                                                               8,549
  Directors' fees                                                     1,000
  Transfer agency                                                       859
  Miscellaneous                                                       5,229
                                                                 ----------
  Total expenses                                                    610,788
  Less: expenses waived and reimbursed
    by the Adviser (see Note B)                                    (64,431)
                                                                 ----------
  Net expenses                                                      546,357
                                                                 ----------
  Net investment income                                           1,328,744
                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                       3,927,177
    Foreign currency transactions                                      (876)
  Net change in unrealized appreciation/
    depreciation of investments                                   6,117,898
                                                                 ----------
  Net gain on investment and foreign currency transactions       10,044,199
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $11,372,943
                                                                ===========

-------------------------------------------------------------------------------
See Notes to Financial Statements.


9


UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                            AllianceBernstein Variable Products Series Fund
___________________________________________________________________________

                                               Year Ended          Year Ended
                                               December 31,        December 31,
                                                   2004                 2003
                                            ---------------     --------------
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
  Net investment income                        $ 1,328,744         $ 1,063,207
  Net realized gain (loss) on investment
    and foreign currency transactions            3,926,301            (373,416)
  Net change in unrealized appreciation/
    depreciation of investments                  6,117,898           6,918,282
                                             ---------------     --------------
  Net increase in net assets from operations    11,372,943           7,608,073

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                       (962,290)         (1,261,672)
    Class B                                        (85,051)            (24,223)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                        2,457,294            (376,197)
                                            ---------------      --------------
  Total increase                                12,782,896           5,945,981

NET ASSETS
  Beginning of period                           46,125,144          40,179,163
                                            ---------------      -------------

  End of period (including
    undistributed net investment
    income of $1,321,554 and
    $1,041,027, respectively)                 $ 58,908,040        $ 46,125,144
                                             ==============      ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.


10


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $64,431. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


12


                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $73,466, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                     Purchases        Sales
                                                    -----------    ------------
Investment securities (excluding
  U.S. government securities)                       $24,286,589    $23,201,846
U.S. government securities                                   -0-            -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $45,473,188
                                                                   ===========
Gross unrealized appreciation                                      $13,867,897
Gross unrealized depreciation                                          (21,019)
                                                                   ------------
Net unrealized appreciation                                        $13,846,878
                                                                   ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


13


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.


14

                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               565,570       318,483     $ 9,076,079    $  4,272,481
Shares issued in
  reinvestment of
  dividends                64,195        90,572         962,290       1,261,672
Shares redeemed          (644,878)     (632,323)    (10,263,375)    (8,408,753)
                         --------      --------     -----------      ----------
Net decrease              (15,113)     (223,268)    $  (225,006)  $ (2,874,600)
                         ========      ========     ===========      ==========

CLASS B
Shares sold               199,451       192,779     $ 3,123,163    $  2,610,572
Shares issued in
  reinvestment of
  dividends                 5,685         1,740          85,051          24,223
Shares redeemed           (32,981)       (9,754)       (525,914)      (136,392)
                         --------      --------     -----------      ----------
Net increase              172,155       184,765     $ 2,682,300    $  2,498,403
                         ========      ========     ===========      ==========

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                 2004                2003
                                              ----------          ----------
Distributions paid from:
  Ordinary income                             $1,047,341          $1,285,895
                                              ----------          ----------
Total taxable distributions                    1,047,341           1,285,895
                                              ----------          ----------
Total distributions paid                      $1,047,341          $1,285,895
                                              ==========          ==========


15


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                           $   1,319,229
Accumulated capital and other losses                      (14,407,577)(a)
Unrealized appreciation/(depreciation)                     13,846,878(b)
                                                        -------------
Total accumulated earnings/(deficit)                    $     758,530
                                                        =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $14,407,422, of which $13,962,543 expires in the year 2010 and $444,879 expires in the year 2011. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $3,827,297. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post-October foreign currency losses of $155.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investment and foreign currency transactions. The reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


16


                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


17


UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                           -----------------------------------------------------------------
                                                                Year Ended December 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $14.95       $12.86       $16.82       $22.65       $21.66
                                                -----        -----        ------       ------       -----
Income From Investment Operations
Net investment income (a)                         .43(b)       .35          .36          .29         1.01(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   3.13         2.18        (4.06)       (5.23)        1.36
                                                -----        -----        ------       ------       -----
Net increase (decrease) in net asset value
  from operations                                3.56         2.53        (3.70)       (4.94)        2.37
                                                -----        -----        ------       ------       -----
Less: Dividends and Distributions
Dividends from net investment income             (.34)        (.44)        (.26 )       (.76)        (.36)
Distributions from net realized gain
  on investment transactions                       -0-          -0-          -0-        (.13)       (1.02)
                                                -----        -----        ------       ------       -----
Total dividends and distributions                (.34)        (.44)        (.26)        (.89)       (1.38)
                                                -----        -----        ------       ------       -----
Net asset value, end of period                 $18.17       $14.95       $12.86       $16.82       $22.65
                                               ======       ======       ======       ======       ======
Total Return
Total investment return based on
  net asset value (c)                           24.33%       19.88     % (22.12)%     (22.50)%      11.45%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $52,391      $43,323      $40,140      $62,684      $62,362
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements    1.08%        1.48%        1.22 %       1.02%        1.00%
  Expenses, before waivers and reimbursements    1.21%        1.48%        1.22 %       1.02%        1.04%
  Net investment income                          2.69%(b)     2.60%        2.60%        1.49%        4.63%(b)
Portfolio turnover rate                            48%          76%          90%          25%          18%


-------------------------------------------------------------------------------
See footnote summary on page 19.


18


                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          CLASS B
                                                          -------------------------------------------
                                                                                     July 22, 2002(d)
                                                           Year Ended December 31,           to
                                                          ------------------------      December 31,
                                                            2004            2003            2002
                                                          --------        --------        --------
Net asset value, beginning of period                        $14.92          $12.86          $11.40
                                                          --------        --------        --------
Income From Investment Operations
Net investment income (a)                                      .38(b)          .28             .07
Net realized and unrealized gain on investment
  and foreign currency transactions                           3.13            2.21            1.39
                                                          --------        --------        --------
Net increase in net asset value from operations               3.51            2.49            1.46
                                                          --------        --------        --------
Less: Dividends
Dividends from net investment income                          (.33)           (.43)             -0-
                                                          --------        --------        --------
Net asset value, end of period                              $18.10          $14.92          $12.86
                                                          ========        ========        ========
Total Return
Total investment return based on net asset value (c)         24.01%          19.64%          12.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                   $6,517          $2,802             $39
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                 1.30%           1.73%           1.45 %(e)
  Expenses, before waivers and reimbursements                 1.43%           1.73%           1.45 %(e)
  Net investment income                                       2.41%(b)        2.07%           1.92%(e)
Portfolio turnover rate                                         48%             76%             90%

-------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


19


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                              AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Utility Income Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


TAX INFORMATION (unaudited)

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.


20


UTILITY INCOME PORTFOLIO
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

-------------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.


21


UTILITY INCOME PORTFOLIO
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
 NAME, ADDRESS,                                     PRINCIPAL                           COMPLEX         DIRECTORSHIP
 DATE OF BIRTH                                    OCCUPATION(S)                       OVERSEEN BY         HELD BY
(YEAR ELECTED*)                                DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#             Investment adviser and an independent                   113                None
2 Sound View Drive                  consultant. He was formerly Senior Manager
Suite 100                           of Barrett Associates, Inc., a registered
Greenwich, CT 06830                 investment adviser, with which he had been
Chairman of the Board               associated since prior to 2000. He was formerly
9/7/32                              Deputy Comptroller and Chief Investment
(1990)                              Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #, **                   Formerly Executive Vice President and Chief              94                None
500 SE Mizner Blvd.                 Insurance Officer of The Equitable Life
Boca Raton, FL 33432                Assurance Society of the United States;
11/7/30                             Chairman and Chief Executive Officer of Evlico;
(1992)                              Director of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals), Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former Governor
                                    at Large National Association of Securities
                                    Dealers, Inc.

David H. Dievler,#                  Independent consultant. Until December 1994,             95                None
P.O. Box 167                        he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762               Management Corporation ("ACMC") responsible
10/23/29                            for mutual fund administration. Prior to joining
(1990)                              ACMC in 1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior to
                                    that, he was a Senior Manager at Price Waterhouse
                                    & Co. Member of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin,#                    Consultant. Formerly President of Save Venice,           98                None
P.O. Box 12                         Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                 Senior Advisor from June 1999-June 2000
2/19/42                             and President of Historic Hudson Valley (historic
(1992)                              preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, Director and
                                    Chairman of the Audit Committee of ACMC.

-------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


22


UTILITY INCOME PORTFOLIO
                              AllianceBernstein Variable Products Series Fund
______________________________________________________________________________

Officer Information (1)

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*              PRINCIPAL POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH                HELD WITH FUND                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                 President                     Executive Vice President of Alliance Capital Manage-
10/2/57                                                      ment Corporation ("ACMC")** since 2001; prior thereto,
                                                             Chief Executive Officer of Sanford C. Bernstein & Co.,
                                                             LLC and its predecessor since prior to 2000 .

Philip L. Kirstein             Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                        and Independent               Officer-Mutual Funds of ACMC,** with which he
                               Compliance Officer            has been associated since October 2004. Prior thereto,
                                                             he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                             October 2003 to October 2004, and General Counsel and
                                                             First Vice President of Merrill Lynch Investment
                                                             Managers L.P. since prior to 2000 until March 2003.

Thomas J. Bardong,             Vice President                Senior Vice President of ACMC**, with which he has
4/28/45                                                      been associated since prior to 2000.

Paul C. Rissman,               Vice President                Executive Vice President of ACMC**, with which he
11/10/56                                                     has been associated since prior to 2000.

Annie Tsao,(1)                 Vice President                Senior Vice President of ACMC**, with which she has
10/22/52                                                     been associated since prior to 2000.

Mark R. Manley,                Secretary                     Senior Vice President, Deputy General Counsel and
10/23/62                                                     Chief Compliance Officer of ACMC**, with which he has
                                                             been associated since prior to 2000.

Mark D. Gersten,               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                        Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                             AllianceBernstein Investment Research and Management, Inc.
                                                             ("ABIRM")**, with which he has been associated since
                                                             prior to 2000.

Thomas R. Manley,              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                       associated since prior to 2000.

-------------------------------------------------------------------------------
(1) The day-to-day management of and investment decisions for the AllianceBerstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President and Research Analyst, and Mr. Robert Ashton, Vice President and Research Analyst.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN VALUE PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. In selecting securities for the Portfolio, Alliance's Bernstein research unit ("Bernstein") uses fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, for the one-year period ended December 31, 2004 and since inception of the Portfolio's Class A shares on July 22, 2002.

In 2004, the Portfolio outperformed the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index, but underperformed its benchmark. Positive sector selection in consumer growth, coupled with positive stock selection in the utilities and industrial resources sectors, were outweighed by slightly negative contributions from a few key sectors. Most of the differential in these relative returns is explained by the Portfolio's technology weighting, which is less than the sector's weight in the S&P 500 Stock Index, but larger than its weight in the Russell 1000 Value Index. Indeed, technology is one of the largest overweighted positions in the Portfolio today relative to its benchmark.

The Portfolio's overweighted positions in the consumer cyclicals sector also hurt its relative returns, particularly the auto parts companies. The Portfolio's management team continues to expect its auto parts suppliers to benefit from continued growth in content per vehicle and market share gains outside of the U.S. We believe investors have become too pessimistic about the outlook for the auto market and the impact of higher raw material costs.

MARKET REVIEW AND INVESTMENT STRATEGY

Even after the gains in 2004, the U.S. equity market continues to appear reasonably priced. The valuation spread between the cheapest and most expensive stocks, however, remains compressed, reducing the value opportunity. In a relatively benign economic environment, with most companies delivering earnings close to expectations, free cash flow at record highs and balance sheets improving, there are none of the widespread anxieties that typically give rise to major valuation distortions. Even recent well-published crises, such as the Marsh & McLennan investigation and Merck's Vioxx problems, have not driven stocks for those companies or their industry peers to low enough valuations to compensate for ongoing uncertainty, in our analysis.

The reduction of risk in the Portfolio is illustrated by the significant decline in tracking error versus the benchmark. As our investment process explicitly trades off risk and potential return, we have muted all of the Portfolio's sector and factor (i.e., size, momentum, growth, earnings yield) exposures in recent years. As such, we continue the two-pronged approach that has characterized our strategy for the last year: an emphasis on risk control and on using fundamental research to identify stock-specific opportunities.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Value Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 VALUE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Portfolio.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                            RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                --------------------------------
PERIODS ENDED DECEMBER 31, 2004                   1 YEARS       INCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Value Portfolio Class A          12.77%            20.96%
-------------------------------------------------------------------------------
Russell 1000 Value Index                           16.49%            20.49%
-------------------------------------------------------------------------------

*  Inception Date: 7/22/02 for Class A shares.


ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/22/02*-12/31/04


ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A: $15,922
RUSSELL 1000 VALUE INDEX: $15,776


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                           AllianceBernstein             Russell 1000
                        Value Portfolio Class A          Value Index
-------------------------------------------------------------------------------
        7/22/02*                $ 10,000                   $ 10,000
       12/31/02                 $ 10,950                   $ 10,415
       12/31/03                 $ 14,119                   $ 13,543
       12/31/04                 $ 15,922                   $ 15,776


*  Since inception of the Portfolio's Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


3


VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                              BEGINNING             ENDING
                                            ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
VALUE PORTFOLIO                              JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,097.31            $4.06            0.77%
Hypothetical (5% return before expenses)         $1,000            $1,021.27            $3.91            0.77%

CLASS B
Actual                                           $1,000            $1,096.16            $5.22            0.99%
Hypothetical (5% return before expenses)         $1,000            $1,020.16            $5.03            0.99%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

General Electric Co.                             $  7,920,500           5.2%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                   7,325,054           4.8
-------------------------------------------------------------------------------
Citigroup, Inc.                                     6,330,851           4.2
-------------------------------------------------------------------------------
Bank of America Corp.                               5,399,809           3.6
-------------------------------------------------------------------------------
Altria Group, Inc.                                  3,711,825           2.5
-------------------------------------------------------------------------------
ChevronTexaco Corp.                                 3,171,604           2.1
-------------------------------------------------------------------------------
Wachovia Corp.                                      2,795,690           1.8
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                2,601,967           1.7
-------------------------------------------------------------------------------
Time Warner, Inc.                                   2,496,095           1.6
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                 2,240,183           1.5
                                                 ------------          ----
-------------------------------------------------------------------------------
                                                 $ 43,993,578          29.0%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
DECEMBER 31, 2004
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Finance                                          $ 50,443,338          33.2%
-------------------------------------------------------------------------------
Energy                                             16,558,877          10.9
-------------------------------------------------------------------------------
Capital Equipment                                  16,165,684          10.7
-------------------------------------------------------------------------------
Consumer Staples                                   12,321,601           8.1
-------------------------------------------------------------------------------
Utilities                                          12,083,799           8.0
-------------------------------------------------------------------------------
Technology                                         10,720,628           7.1
-------------------------------------------------------------------------------
Consumer Cyclicals                                 10,365,301           6.8
-------------------------------------------------------------------------------
Consumer Growth                                     9,623,268           6.3
-------------------------------------------------------------------------------
Industrial Commodities                              3,297,167           2.2
-------------------------------------------------------------------------------
Commodities                                         3,073,813           2.0
-------------------------------------------------------------------------------
Services                                            2,585,737           1.7
-------------------------------------------------------------------------------
Non-Finance                                           515,136           0.3
                                                 ------------         -----
-------------------------------------------------------------------------------
Total Investments*                                147,754,349          97.3
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            4,044,370           2.7
                                                 ------------         -----
-------------------------------------------------------------------------------
Net Assets                                       $151,798,719         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term investments.


5


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-97.3%
FINANCIAL-33.3%
BANKS-5.9%
Citigroup, Inc.                                       131,400     $   6,330,851
JPMorgan Chase & Co.                                   66,700         2,601,967
                                                                  -------------
                                                                      8,932,818
                                                                  -------------
FINANCE - PERSONAL LOANS-0.3%
Countrywide Credit Industries, Inc.                    13,468           498,451
                                                                  -------------
LIFE INSURANCE-2.9%
Genworth Financial, Inc.                               31,400           847,800
Jefferson-Pilot Corp.                                   8,400           436,464
Manulife Financial Corp.                               22,757         1,051,373
MetLife, Inc.                                          24,800         1,004,648
Prudential Financial, Inc.                             18,000           989,280
Torchmark Corp.                                         1,300            74,282
                                                                  -------------
                                                                      4,403,847
                                                                  -------------
MAJOR REGIONAL BANKS-12.2%
Bank of America Corp.                                 114,914         5,399,809
BB&T Corp.                                              7,100           298,555
Comerica, Inc.                                         14,500           884,790
Huntington Bancshares, Inc.                            32,200           797,916
KeyCorp.                                               27,950           947,505
Mellon Financial Corp.                                 31,300           973,743
National City Corp.                                    31,800         1,194,090
PNC Financial Services Group                           14,700           844,368
SunTrust Banks, Inc.                                   17,600         1,300,288
U.S. Bancorp                                           59,700         1,869,804
Wachovia Corp.                                         53,150         2,795,690
Wells Fargo & Co.                                      19,000         1,180,850
                                                                  -------------
                                                                     18,487,408
                                                                  -------------
MULTI-LINE INSURANCE-1.2%
American International Group, Inc.                      8,500           558,195
The Hartford Financial Services Group, Inc.            18,500         1,282,235
                                                                  -------------
                                                                      1,840,430
                                                                  -------------
PROPERTY - CASUALTY INSURANCE-3.3%
ACE Ltd.                                                9,900           423,225
Allstate Corp.                                         25,350         1,311,102
Chubb Corp.                                            12,500           961,250
PartnerRe Ltd.                                          4,300           266,342
The St. Paul Travelers Cos., Inc.                      35,733         1,324,622
XL Capital Ltd. Cl.A                                    9,100           706,615
                                                                  -------------
                                                                      4,993,156
                                                                  -------------
SAVINGS AND LOANS-3.1%
Astoria Financial Corp.                                14,500           579,565
Fannie Mae                                              8,800           626,648
Freddie Mac                                            26,000         1,916,200
Washington Mutual, Inc.                                36,000         1,522,080
                                                                  -------------
                                                                      4,644,493
                                                                  -------------
MISCELLANEOUS FINANCIAL-4.4%
Lehman Brothers Holdings, Inc.                         13,700         1,198,476
MBIA, Inc.                                             11,800           746,704
Merrill Lynch & Co., Inc.                              21,100         1,261,147
MGIC Investment Corp.                                  11,900           820,029
Morgan Stanley                                         20,000         1,110,400
The Goldman Sachs Group, Inc.                          14,475         1,505,979
                                                                  -------------
                                                                      6,642,735
                                                                  -------------
                                                                     50,443,338
                                                                  -------------
ENERGY-10.9%
GAS PIPELINES-0.1%
El Paso Corp.                                          23,000           239,200
                                                                  -------------
OILS - INTEGRATED DOMESTIC-3.4%
Ashland, Inc.                                          11,300           659,694
ConocoPhillips                                         24,600         2,136,018
Marathon Oil Corp.                                     27,100         1,019,231
Occidental Petroleum Corp.                             22,100         1,289,756
                                                                  -------------
                                                                      5,104,699
                                                                  -------------
OILS - INTEGRATED INTERNATIONAL-7.4%
BP p.l.c. (ADR)                                        12,300           718,320
ChevronTexaco Corp.                                    60,400         3,171,604
Exxon Mobil Corp.                                     142,900         7,325,054
                                                                  -------------
                                                                     11,214,978
                                                                  -------------
                                                                     16,558,877
                                                                  -------------
CAPITAL EQUIPMENT-10.6%
AEROSPACE - DEFENSE-1.3%
B.F. Goodrich Corp.                                    21,700           708,288
General Dynamics Corp.                                  4,200           439,320
The Boeing Co.                                         16,300           843,851
                                                                  -------------
                                                                      1,991,459
                                                                  -------------
AUTO TRUCKS - PARTS-0.6%
Eaton Corp.                                            13,500           976,860
                                                                  -------------
ELECTRICAL EQUIPMENT-6.8%
Cooper Industries Ltd. Cl.A (Bermuda)                   7,000           475,230
General Electric Co.                                  217,000         7,920,500
Honeywell International, Inc.                          37,100         1,313,711
Hubbell, Inc. Cl.B                                     11,500           601,450
                                                                  -------------
                                                                     10,310,891
                                                                  -------------


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
MISCELLANEOUS CAPITAL
  GOODS-1.9%
Parker Hannifin Corp.                                   6,000     $     454,440
SPX Corp.                                              13,400           536,804
Textron, Inc.                                          14,300         1,055,340
Tyco International Ltd. (Bermuda)                      23,500           839,890
                                                                  -------------
                                                                      2,886,474
                                                                  -------------
                                                                     16,165,684
                                                                  -------------
CONSUMER STAPLES-8.1%
BEVERAGES - SOFT, LITE & HARD-0.6%
Adolph Coors Co.                                        7,500           567,525
PepsiCo, Inc.                                           8,200           428,040
                                                                  -------------
                                                                        995,565
                                                                  -------------
FOOD-1.2%
Del Monte Foods Co. (a)                                33,400           368,068
Kraft Foods, Inc.                                      13,800           491,418
Sara Lee Corp.                                         40,600           980,084
                                                                  -------------
                                                                      1,839,570
                                                                  -------------
RESTAURANTS-1.3%
Darden Restaurants, Inc.                                9,700           269,078
McDonald's Corp.                                       51,800         1,660,708
                                                                  -------------
                                                                      1,929,786
                                                                  -------------
RETAIL STORES - FOOD-1.2%
Albertson's, Inc.                                      10,200           243,576
Safeway, Inc. (a)                                      48,800           963,312
SUPERVALU, Inc.                                           500            17,260
The Kroger Co. (a)                                     34,100           598,114
                                                                  -------------
                                                                      1,822,262
                                                                  -------------
SOAPS-0.4%
Unilever NV (ADR)                                       9,200           613,732
                                                                  -------------
SUGAR REFINERS-0.3%
Archer-Daniels-Midland Co.                             19,805           441,850
                                                                  -------------
TOBACCO-3.1%
Altria Group, Inc.                                     60,750         3,711,825
UST, Inc.                                              20,100           967,011
                                                                  -------------
                                                                      4,678,836
                                                                  -------------
                                                                     12,321,601
                                                                  -------------
UTILITIES-8.0%
ELECTRIC COMPANIES-4.2%
Alliant Energy Corp.                                   20,600           589,160
American Electric Power Co., Inc.                      28,075           964,096
Constellation Energy Group, Inc.                       14,500           633,795
Edison International                                    5,600           179,368
Entergy Corp.                                          12,300           831,357
Exelon Corp.                                           26,200         1,154,634
FirstEnergy Corp.                                      21,700           857,367
Sempra Energy                                          25,400           931,672
Xcel Energy, Inc.                                       9,700           176,540
                                                                  -------------
                                                                      6,317,989
                                                                  -------------
TELEPHONE-3.8%
BellSouth Corp.                                        19,300           536,347
SBC Communications, Inc.                               48,600         1,252,422
Sprint Corp.                                           80,000         1,988,000
Verizon Communications                                 49,100         1,989,041
                                                                  -------------
                                                                      5,765,810
                                                                  -------------
                                                                     12,083,799
                                                                  -------------
TECHNOLOGY-7.1%
COMMUNICATION - EQUIP. MFRS.-1.0%
ADC Telecommunications, Inc. (a)                      117,700           315,436
Nortel Networks Corp. (a)                             126,500           441,485
Tellabs, Inc. (a)                                      80,100           688,059
                                                                  -------------
                                                                      1,444,980
                                                                  -------------
COMPUTERS-1.9%
Hewlett-Packard Co.                                   106,828         2,240,183
International Business Machines Corp.                   5,600           552,048
Quantum Corp. (a)                                       6,250            16,375
                                                                  -------------
                                                                      2,808,606
                                                                  -------------
COMPUTER/ INSTRUMENTATION-1.5%
Celestica, Inc. (a)                                    40,700           574,277
Flextronics International Ltd. (Singapore) (a)         39,400           544,508
Sanmina-SCI Corp. (a)                                  51,200           433,664
Solectron Corp. (a)                                   126,310           673,232
                                                                  -------------
                                                                      2,225,681
                                                                  -------------
COMPUTER SERVICES/SOFTWARE-2.0%
Electronic Data Systems Corp.                          46,000         1,062,600
Microsoft Corp.                                        71,900         1,920,449
                                                                  -------------
                                                                      2,983,049
                                                                  -------------
SEMICONDUCTORS-0.3%
Agere Systems, Inc. (a)                               123,300           168,921
Vishay Intertechnology, Inc. (a)                       30,550           458,861
                                                                  -------------
                                                                        627,782
                                                                  -------------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-0.4%
Ingram Micro, Inc. Cl.A (a)                            18,200           378,560
Tech Data Corp. (a)                                     5,550           251,970
                                                                  -------------
                                                                        630,530
                                                                  -------------
                                                                     10,720,628
                                                                  -------------


7


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER CYCLICALS-6.8%
AUTOS & AUTO PARTS-2.7%
American Axle & Manufacturing Holdings, Inc.           10,500     $     321,930
Autoliv, Inc. (Sweden)                                 15,700           758,310
BorgWarner, Inc.                                       10,800           585,036
Dana Corp.                                             25,900           448,847
General Motors Corp.                                   20,400           817,224
Lear Corp.                                              9,200           561,292
Magna International, Inc. Cl.A                          8,200           676,910
                                                                  -------------
                                                                      4,169,549
                                                                  -------------
RETAILERS-2.5%
Federated Department Stores, Inc.                      16,500           953,535
Limited Brands                                         39,500           909,290
Nordstrom, Inc.                                         7,900           369,167
Office Depot, Inc. (a)                                 51,000           885,360
Target Corp.                                           14,100           732,213
                                                                  -------------
                                                                      3,849,565
                                                                  -------------
TEXTILES/SHOES - APPAREL MFG.-0.8%
Jones Apparel Group, Inc.                              20,600           753,342
V.F. Corp.                                              7,900           437,502
                                                                  -------------
                                                                      1,190,844
                                                                  -------------
TIRES & RUBBER GOODS-0.2%
Cooper Tire & Rubber Co.                               14,100           303,855
                                                                  -------------
MISCELLANEOUS CONSUMER CYCLICALS-0.6%
Newell Rubbermaid, Inc.                                35,200           851,488
                                                                  -------------
                                                                     10,365,301
                                                                  -------------
CONSUMER GROWTH-6.3%
ADVERTISING-0.5%
The Interpublic Group of Cos., Inc. (a)                59,100           791,940
                                                                  -------------
DRUGS-1.0%
Bristol-Myers Squibb Co.                               18,850           482,937
Merck & Co., Inc.                                      29,400           944,916
Pfizer, Inc.                                            4,900           131,761
                                                                  -------------
                                                                      1,559,614
                                                                  -------------
ENTERTAINMENT-1.8%
Time Warner, Inc. (a)                                 128,400         2,496,095
Viacom, Inc. Cl.B                                       3,050           110,990
Walt Disney Co.                                         6,300           175,140
                                                                  -------------
                                                                      2,782,225
                                                                  -------------
HOSPITAL MANAGEMENT-0.4%
HCA, Inc.                                              14,500           579,420
                                                                  -------------
HOSPITAL SUPPLIES-0.7%
Medco Health Solutions, Inc.                           25,200         1,048,320
                                                                  -------------
PHOTOGRAPHY-0.7%
Eastman Kodak Co.                                      30,500           983,625
                                                                  -------------
RADIO - TV BROADCASTING-1.2%
Comcast Corp. Cl.A (a)                                 56,434         1,878,124
                                                                  -------------
                                                                      9,623,268
                                                                  -------------
INDUSTRIAL COMMODITIES-2.2%
ALUMINUM-0.5%
Alcoa, Inc.                                            24,400           766,648
                                                                  -------------
FERTILIZERS-0.3%
Monsanto Co.                                            7,900           438,845
                                                                  -------------
PAPER-0.3%
Smurfit-Stone Container Corp. (a)                      27,600           515,568
                                                                  -------------
STEEL-1.1%
United States Steel Corp.                              23,800         1,219,750
Worthington Industries, Inc.                           18,200           356,356
                                                                  -------------
                                                                      1,576,106
                                                                  -------------
                                                                      3,297,167
                                                                  -------------
COMMODITIES-2.0%
CHEMICALS-0.9%
E.I. du Pont de Nemours & Co.                           6,100           299,205
Eastman Chemical Co.                                   15,400           889,042
The Dow Chemical Co.                                    4,000           198,040
                                                                  -------------
                                                                      1,386,287
                                                                  -------------
PAPER-1.1%
Georgia-Pacific Group                                  24,950           935,126
Temple-Inland, Inc.                                    11,000           752,400
                                                                  -------------
                                                                      1,687,526
                                                                  -------------
                                                                      3,073,813
                                                                  -------------
SERVICES-1.7%
RAILROADS-1.7%
Burlington Northern Santa Fe Corp.                     19,900           941,469
CSX Corp.                                              16,600           665,328
Norfolk Southern Corp.                                 27,050           978,940
                                                                  -------------
                                                                      2,585,737
                                                                  -------------
NON-FINANCIAL-0.3%
BUILDING MATERIALS - CEMENT-0.3%
Martin Marietta Materials, Inc.                         9,600           515,136
                                                                  -------------
Total Common Stocks
  (cost $120,048,048)                                               147,754,349
                                                                  -------------


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.6%
TIME DEPOSIT-2.6%
The Bank of New York
  1.50%, 1/03/05
  (cost $3,935,000)                                    $3,935     $   3,935,000
                                                                  -------------
TOTAL INVESTMENTS-99.9%
  (cost $123,983,048)                                               151,689,349
Other assets less liabilities-0.1%                                      109,370
                                                                  -------------
NET ASSETS-100%                                                   $ 151,798,719
                                                                  =============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


9


VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $123,983,048)         $ 151,689,349
  Cash                                                                      869
  Dividends and interest receivable                                     287,778
  Receivable for capital stock sold                                      52,043
                                                                  -------------
  Total assets                                                      152,030,039
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                     77,123
  Advisory fee payable                                                   47,490
  Distribution fee payable                                               31,603
  Transfer agent fee payable                                                 68
  Accrued expenses                                                       75,036
                                                                  -------------
  Total liabilities                                                     231,320
                                                                  -------------
NET ASSETS                                                        $ 151,798,719
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      12,103
  Additional paid-in capital                                        119,569,978
  Undistributed net investment income                                 1,881,639
  Accumulated net realized gain on investment transactions            2,628,698
  Net unrealized appreciation of investments                         27,706,301
                                                                  -------------
                                                                  $ 151,798,719
                                                                  =============
CLASS A SHARES
  Net assets                                                      $    5,699.31
                                                                  =============
  Shares of capital stock outstanding                                   451.264
                                                                  =============
  Net asset value per share                                       $       12.63
                                                                  =============
CLASS B SHARES
  Net assets                                                      $ 151,793,020
                                                                  =============
  Shares of capital stock outstanding                                12,102,438
                                                                  =============
  Net asset value per share                                       $       12.54
                                                                  =============


See Notes to Financial Statements.


10


VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $8,720)             $   3,139,532
  Interest                                                               32,675
                                                                  -------------
  Total investment income                                             3,172,207
                                                                  -------------
EXPENSES
  Advisory fee                                                          894,357
  Distribution fee -- Class B                                           328,189
  Custodian                                                             124,609
  Administrative                                                         69,000
  Audit                                                                  41,750
  Printing                                                               40,314
  Legal                                                                   5,000
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                           4,740
                                                                  -------------
  Total expenses                                                      1,509,818
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (241,333)
                                                                  -------------
  Net expenses                                                        1,268,485
                                                                  -------------
  Net investment income                                               1,903,722
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                        5,499,888
  Net change in unrealized appreciation/depreciation of
    investments                                                       9,888,130
                                                                  -------------
  Net gain on investment transactions                                15,388,018
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  17,291,740
                                                                  =============


See Notes to Financial Statements.


11


VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $   1,903,722    $   1,132,568
  Net realized gain (loss) on investment
    transactions                                     5,499,888       (1,657,272)
  Net change in unrealized appreciation/
    depreciation of investments                      9,888,130       24,092,056
                                                 -------------    -------------
  Net increase in net assets from
    operations                                      17,291,740       23,567,352

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                                 -0-              (2)
    Class B                                         (1,139,078)        (642,210)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      18,084,364       26,270,250
                                                 -------------    -------------
  Total increase                                    34,237,026       49,195,390

NET ASSETS
  Beginning of period                              117,561,693       68,366,303
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $1,881,639
    and $1,116,995, respectively)                $ 151,798,719    $ 117,561,693
                                                 =============    =============


See Notes to Financial Statements.


12


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Class B shares bear a distribution expense and have voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2004 there were no such expenses waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $172,333. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2004, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $144,391, of which $92,625 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investors Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  54,092,451    $  34,127,302
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 123,987,307
                                                                  =============
Gross unrealized appreciation                                     $  29,415,464
Gross unrealized depreciation                                        (1,713,422)
                                                                  -------------
Net unrealized appreciation                                       $  27,702,042
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


15


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                        2004(a)         2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                  451            -0-  $       5,033   $          -0-
Shares issued in
  reinvestment
  of dividends                -0-           -0-(b)          -0-              2
Shares redeemed              (21)           -0-(b)        (237)             (2)
                     -----------   -----------   -------------   -------------
Net increase                 430            -0-  $       4,796   $          -0-
                     ===========   ===========   =============   =============


(a) For the period May 10, 2004 through October 4, 2004, there were no Class A shares outstanding.

(b)  Share amount is less than one full share.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003           2004           2003
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            3,265,962     4,251,131   $  37,561,380   $  40,598,585
Shares issued in
  reinvestment
  of dividends           101,244        65,001       1,139,078         642,210
Shares redeemed       (1,800,817)   (1,591,340)    (20,620,890)    (14,970,545)
                     -----------   -----------   -------------   -------------
Net increase           1,566,389     2,724,792   $  18,079,568   $  26,270,250
                     ===========   ===========   =============   =============


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk-Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE H: DISTRIBUTIONS TOSHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                 2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $   1,139,078    $     642,212
                                             -------------    -------------
Total distributions paid                     $   1,139,078    $     642,212
                                             =============    =============


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   2,161,911
Undistributed long-term capital gains                             2,352,685(a)
Unrealized appreciation/(depreciation)                           27,702,042(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  32,216,638
                                                              =============

(a) During the current fiscal year, $2,866,923 of capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current fiscal year, there were no permanent differences.


17


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


19


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CLASS A
                                      ------------------------------------
                                                                  JULY 22,
                                       YEAR ENDED DECEMBER 31,    2002(b) TO
                                      ------------------------   DECEMBER 31,
                                         2004(a)       2003         2002
                                      -----------  -----------  -----------
Net asset value,
  beginning of period                   $11.20        $8.76        $8.00
                                        ------        -----        -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)(d)               .25          .16          .07
Net realized and unrealized gain
  on investment transactions              1.18         2.36          .69
                                        ------        -----        -----
Net increase in net asset value
  from operations                         1.43         2.52          .76
                                        ------        -----        -----
LESS: DIVIDENDS
Dividends from net investment
  Income                                    -0-        (.08)          -0-
                                        ------        -----        -----
Net asset value, end of period          $12.63       $11.20        $8.76
                                        ======       ======        =====
TOTAL RETURN
Total investment return based
  on net asset value (e)                 12.77%       28.94%        9.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period               $5,699         $239         $187
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                         .79%(f)      .99%        1.20%(f)
  Expenses, before waivers and
    reimbursements                         .98%(f)     1.06%        2.28%(f)
  Net investment income (d)               2.02%(f)     1.51%        4.22%(f)
Portfolio turnover rate                     27%          27%          12%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS B
                                            --------------------------------------------------
                                                                                      MAY 1,
                                                    YEAR ENDED DECEMBER 31,          2001(g) TO
                                            -------------------------------------   DECEMBER 31,
                                                2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.16        $8.75       $10.07       $10.00
                                     -----      ----      -----     -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)(d)                     .17          .12          .12          .08
Net realized and unrealized gain (loss)
  on investment transactions                    1.31         2.36        (1.42)        (.01)
                                     ------      ----      -----     -----
Net increase (decrease) in net asset value
  from operations                               1.48         2.48        (1.30)         .07
                                     -----      ----      -----     -----
LESS: DIVIDENDS
Dividends from net investment income            (.10)        (.07)        (.02)          -0-
                                     -----      ----      -----     -----
Net asset value, end of period                $12.54       $11.16        $8.75       $10.07
                                     =====     =====      =====     =====
TOTAL RETURN
Total investment return based on net
  asset value (e)                              13.37%       28.46%      (12.95)%        .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $151,793     $117,561      $68,366      $27,286
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .97%        1.24%        1.21%        1.20%(f)
  Expenses, before waivers and
    reimbursements                              1.15%        1.33%        1.43%        2.47%(f)
  Net investment income (d)                     1.45%        1.29%        1.27%        1.29%(f)
Portfolio turnover rate                           27%          27%          12%           4%



(a) There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)  Commencement of distribution.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of operations.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.


22


VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


23


VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                  PORTFOLIOS
                                                                                    IN FUND            OTHER
   NAME, ADDRESS,                       PRINCIPAL                                   COMPLEX         DIRECTORSHIP
   DATE OF BIRTH                        OCCUPATION(S)                             OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                   113               None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
Chairman of the Board          associated since prior to 2000. He was formerly
9/7/32                         Deputy Comptroller and Chief Investment
(1990)                         Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief              94               None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,             95               None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,           98               None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


24


VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                                PRINCIPAL
   NAME, ADDRESS*            POSITION(S) HELD                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH              WITH FUND                          DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                   Executive Vice President of Alliance Capital
10/2/57                                                 Management Corporation ("ACMC")** since
                                                        2001; prior thereto, Chief Executive Officer of
                                                        Sanford C. Bernstein & Co., LLC and its
                                                        predecessor since prior to 2000.

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent
5/29/45                     and Independent             Compliance Officer--Mutual Funds of
                            Compliance Officer          ACMC,** with which he has been
                                                        associated since October 2004. Prior thereto, he
                                                        was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel and First Vice President of
                                                        Merrill Lynch Investment Managers L.P. since
                                                        prior to 2000 until March 2003.

Thomas J. Bardong           Vice President              Senior Vice President of ACMC**, with which
4/28/45                                                 he has been associated since prior to 2000.

Marilyn G. Fedak(1)         Vice President              Executive Vice President of ACMC** since
1/3/47                                                  October 2000. She is head of Sanford C.
                                                        Bernstein &Co., Inc. ("Bernstein")**, Value
                                                        Equities Business and Co-Chief Investment
                                                        Officer of U.S. Value Equities. Prior thereto, she
                                                        was Chief Investment Officer and Chairman of
                                                        the U.S. Equity Investment Policy Group at
                                                        Bernstein since prior to 2000.

Ranji H. Nagaswami(1)       Vice President              Senior Vice President of ACMC** since
11/13/63                                                October 2000. She is also Vice Chairman of
                                                        ABIRM** and Chief Investment Officer of
                                                        AllianceBernstein Fund Investors since February
                                                        2004. Prior thereto, she was managing director
                                                        and co-head of US Fixed Income at UBS
                                                        Brinson since prior to 2000.

Mark R. Manley              Secretary                   Senior Vice President,Deputy General
10/23/62                                                Counsel and Chief Compliance Officer of
                                                        ACMC**, with which he has been associated since
                                                        prior to 2000.

Mark D. Gersten             Treasurer and Chief         Senior Vice President of Alliance Global
10/4/50                     Financial Officer           Investor Services, Inc. ("AGIS")** and Vice
                                                        President of AllianceBernstein Investment
                                                        Research and Management, Inc. ("ABIRM")**,
                                                        with which he has been associated since prior
                                                        to 2000.

Thomas R. Manley            Controller                  Vice President of ACMC**, with which he has
8/3/51                                                  been associated since prior to 2000.



(1) Mses. Fisher, Fedak and Mr. Nagaswami are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, Bernstein and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
           -------------------------------------------------------
                                VARIABLE PRODUCTS
             -----------------------------------------------------
                                   SERIES FUND
             -----------------------------------------------------
                                ALLIANCEBERNSTEIN
             -----------------------------------------------------
                            GROWTH & INCOME PORTFOLIO
             -----------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 2004

================================================================================
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
================================================================================



Investment Products Offered
============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
============================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GROWTH & INCOME PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================

LETTER TO INVESTORS
January 24, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2004.

The Portfolio delivered healthy absolute gains in 2004. During the annual reporting period ended December 31, 2004, the Portfolio outpaced the broad market, as represented by the S&P 500 Stock Index, but lagged the Russell 1000 Value Index. The Portfolio's overweighted positions in media, property and casualty (P&C) insurance and health care were the primary detractors from relative returns in 2004. These groups, which were hit hard by intense negative publicity throughout the year, did not fare well. Not owning Merck & Co., Inc., the worst-performing drug stock in 2004, and owning several strong performing energy and managed-care stocks, contributed positively to the Portfolio's performance.

More generally, the Portfolio's underperformance reflected the large-cap, high-quality bias of the Portfolio's holdings in a period when small-cap, and lower-quality stocks outperformed. Relative to the Russell 1000 Value Index, the Portfolio had a higher weighted-average market capitalization, greater earnings stability, and far less financial leverage than usual.

MARKET REVIEW AND INVESTMENT STRATEGY
Economically sensitive sectors such as technology and industrials led the resurgence of the late-year rally of the S&P 500 Stock Index. At this time, the sharp drop in energy prices from record highs calmed fears about the resilience of the U.S. economic and corporate-profit recovery. The Russell 1000 Value Index showed remarkable strength during the annual reporting period ended December 31, 2004. The Russell 1000 Value Index's unusually hefty premium relative to the broad market reflected its larger exposure to the outperforming energy, utilities and telecommunication-services sectors and smaller exposure to the underperforming technology and consumer-growth sectors.

During the annual reporting period ended December 31, 2004 energy and interest rate sensitive stocks topped the charts. Except for health care, which was hobbled by the drug industry's woes, most other sectors posted gains. Despite its fourth-quarter rally, the technology sector was flat for the year, reflecting disappointment about the tepid upswing in information technology (IT) spending.

Recent research indicated to the Portfolio's management team that interest-sensitive stocks had become expensive after strong appreciation, which is believed to make them more vulnerable to a fall in periods of Fed tightening. As a result, the team was net sellers of interest-sensitive stocks this year. In fact, the Portfolio currently has one of the largest underweighted positions in these groups versus the Russell 1000 Value Index.

In a relatively benign economic environment, with most companies delivering earnings close to expectations, there was little of the widespread anxiety that would typically give rise to major valuation anomalies. Valuation differentials were not only unusually compressed between sectors but also compressed within industries; this made it harder to sort out potential winners from losers on the basis of traditional measures of value. Still, our in-depth fundamental research allowed the team to identify an array of stock-specific opportunities which caused the Portfolio's holdings to differ from its benchmark in meaningful ways. The most significant of these opportunities were the Portfolio's overweighted position in health care and underweighted position in interest-sensitive groups.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Growth & Income Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
================================================================================

An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth & Income Portfolio.

A Word About Risk
Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to the political and economic uncertainties in foreign countries. Because the Portfolio will invest in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.



--------------------------------------------------------------------------------
(Historical Performance continued on next page)

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
================================================================================

  THE PORTFOLIO VS. ITS BENCHMARK                            Returns
                                                  ------------------------------
  PERIODS ENDED DECEMBER 31, 2004                 1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
  AllianceBernstein Growth & Income
     Portfolio Class A                            11.46%      5.64%      14.41%
--------------------------------------------------------------------------------
  Russell 1000 Value Index                        16.49%      5.27%      13.83%



ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94 - 12/31/04




AllianceBernstein Growth & Income Portfolio Class A: $38,440

Russell 1000 Value Index: $36,509

                     [TABLE BELOW REPRESENT MOUNTAIN CHART]


         AllianceBernstein Growth &
          Income Portfolio Class A               Russell 1000 Value Index
--------------------------------------------------------------------------------
12/31/94           $10,000                               $10,000
12/31/95           $13,576                               $13,836
12/31/96           $16,846                               $16,830
12/31/97           $21,698                               $22,751
12/31/98           $26,231                               $26,307
12/31/99           $29,213                               $28,240
12/31/00           $33,271                               $30,220
12/31/01           $33,391                               $28,531
12/31/02           $26,028                               $24,103
12/31/03           $34,487                               $31,341
12/31/04           $38,440                               $36,509


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
================================================================================

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning          Ending
                                         Account Value     Account Value      Expenses Paid       Annualized
Growth & Income Portfolio                July 1, 2004    December 31, 2004   During Period*     Expense Ratio*
----------------------------          ----------------   ----------------   ----------------   ----------------

Class A
Actual.................................   $    1,000       $    1,080.30        $     3.24               0.62%
Hypothetical
   (5% return before expenses).........   $    1,000       $    1,022.02        $     3.15               0.62%

Class B
Actual.................................   $    1,000       $    1,079.11        $     4.55               0.87%
Hypothetical
   (5% return before expenses).........   $    1,000       $    1,020.75        $     4.42               0.87%


--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================

================================================================================
COMPANY                                 U.S. $ VALUE      PERCENT OF NET ASSETS
================================================================================
   Citigroup, Inc.                     $  124,675,386              4.7%
--------------------------------------------------------------------------------
   Viacom, Inc. Cl.B                      105,447,303              3.9
--------------------------------------------------------------------------------
   General Electric Co.                   102,809,550              3.8
--------------------------------------------------------------------------------
   American International Group, Inc.     101,972,376              3.8
--------------------------------------------------------------------------------
   Microsoft Corp.                        100,234,617              3.8
--------------------------------------------------------------------------------
   JP Morgan Chase & Co.                   97,665,436              3.7
--------------------------------------------------------------------------------
   Altria Group, Inc.                      88,931,050              3.3
--------------------------------------------------------------------------------
   WellPoint Health Networks, Inc.         84,778,000              3.2
--------------------------------------------------------------------------------
   ConocoPhillips                          79,258,424              3.0
--------------------------------------------------------------------------------
   Union Pacific Corp.                     78,346,250              2.9
                                       --------------           ------
                                       $  964,118,392             36.1%


SECTOR DIVERSIFICATION
December 31, 2004
===============================================================================

================================================================================
SECTOR                                 U.S. $ VALUE      PERCENT OF NET ASSETS
================================================================================
   Finance                           $   711,266,416              26.6%
--------------------------------------------------------------------------------
   Consumer Services                     374,180,942              14.0
--------------------------------------------------------------------------------
   Energy                                283,831,503              10.6
--------------------------------------------------------------------------------
   Healthcare                            282,850,219              10.6
--------------------------------------------------------------------------------
   Consumer Staples                      228,457,964               8.5
--------------------------------------------------------------------------------
   Capital Goods                         188,687,998               7.1
--------------------------------------------------------------------------------
   Technology                            157,094,187               5.9
--------------------------------------------------------------------------------
   Utilities                             114,885,864               4.3
--------------------------------------------------------------------------------
   Transportation                        100,492,061               3.8
--------------------------------------------------------------------------------
   Basic Industry                         67,214,259               2.5
--------------------------------------------------------------------------------
   Consumer Manufacturing                 37,661,103               1.4
--------------------------------------------------------------------------------
   Aerospace & defense                    29,486,000               1.1
--------------------------------------------------------------------------------
   Multi-Industry Companies               24,251,685               0.9
                                        ------------             ------
   Total Investments*                  2,600,360,201              97.3
--------------------------------------------------------------------------------
   Cash and receivables,
     net of liabilities                   72,069,648               2.7
                                        ------------             ------
   Net Assets                        $ 2,672,429,849             100.0%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
* Excludes short-term investments.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


Company                                     Shares     U.S. $ Value
====================================================================
COMMON STOCKS-97.3%
FINANCE-26.6%

BANKING - MONEY
   CENTER-4.6%
JPMorgan Chase & Co. ................      2,503,600   $ 97,665,436
Wachovia Corp. ......................        475,000     24,985,000
                                                       ------------
                                                        122,650,436
                                                       ------------
BANKING - REGIONAL-3.7%
Bank of America Corp. ...............      1,638,900     77,011,911
North Fork
   Bancorporation, Inc. .............        778,400     22,456,840
                                                       ------------
                                                         99,468,751
                                                       ------------
BROKERAGE & MONEY
MANAGEMENT-2.7%
Merrill Lynch & Co., Inc. ...........        855,100     51,109,327
Morgan Stanley ......................        355,300     19,726,256
                                                       ------------
                                                         70,835,583
                                                       ------------
INSURANCE-9.0%
ACE Ltd. (Cayman Islands)............      1,502,200     64,219,050
AFLAC, Inc. .........................        217,700      8,673,168
Allstate Corp. ......................        381,400     19,726,008
American International
   Group, Inc. ......................      1,552,800    101,972,376
Axis Capital Holdings
   Ltd. (Bermuda) ...................        925,700     25,327,152
MetLife, Inc. .......................        488,900     19,805,339
                                                       ------------
                                                        239,723,093
                                                       ------------
MORTGAGE BANKING-0.8%
Fannie Mae ..........................        312,300     22,238,883
                                                       ------------
MISCELLANEOUS-5.8%
Citigroup, Inc. .....................      2,587,700    124,675,386
MBNA Corp. ..........................      1,123,600     31,674,284
                                                       ------------
                                                        156,349,670
                                                       ------------
                                                        711,266,416
                                                       ------------
CONSUMER
   SERVICES-14.0%
BROADCASTING &
CABLE-9.0%
Clear Channel
Communications, Inc. ................        577,100     19,327,079
Comcast Corp. Cl. A(a) ..............        750,000     24,960,000
Comcast Corp.
   Special Cl. A(a) .................        825,000     27,093,000
Time Warner, Inc.(a) ................      2,150,200     41,799,888
Viacom, Inc. Cl. B ..................      2,897,700    105,447,303
Westwood One, Inc.(a) ...............        785,300     21,148,129
                                                       ------------
                                                        239,775,399
                                                       ------------
ENTERTAINMENT &
LEISURE-0.9%
Harley-Davidson, Inc. ...............        325,000     19,743,750
Royal Caribbean Cruises
Ltd. (Liberia) ......................        104,500      5,688,980
                                                       ------------
                                                         25,432,730
                                                       ------------
RESTAURANT &
   LODGING-0.5%
Wendy's International, Inc. .........        345,700     13,572,182
                                                       ------------
RETAIL - GENERAL
   MERCHANDISE-3.6%
Bed Bath & Beyond, Inc.(a)  .........        232,400      9,256,492
Lowe's Cos., Inc. ...................        312,100     17,973,839
The Home Depot, Inc. ................      1,595,000     68,170,300
                                                       ------------
                                                         95,400,631
                                                       ------------
                                                        374,180,942
                                                       ------------
ENERGY-10.6%
DOMESTIC
   INTEGRATED-0.8%
Occidental Petroleum Corp. ..........        350,000     20,426,000
                                                       ------------
DOMESTIC
   PRODUCERS-0.5%
Noble Energy, Inc. ..................        225,000     13,873,500
                                                       ------------
INTERNATIONAL-2.5%
BP p.l.c. (ADR)
(United Kingdom) ....................        705,500     41,201,200
Exxon Mobil Corp. ...................        515,000     26,398,900
                                                       ------------
                                                         67,600,100
                                                       ------------
OIL SERVICE-3.8%
Baker Hughes, Inc. ..................        532,500     22,721,775
EnCana Corp. (Canada) ...............        400,300     22,841,118
FMC Technologies, Inc.(a) ...........        300,700      9,682,540
Nabors Industries Ltd.
   (Bermuda)(a) .....................        430,900     22,100,861
Schlumberger Ltd. ...................        378,300     25,327,185
                                                       ------------
                                                        102,673,479
                                                       ------------
MISCELLANEOUS-3.0%
ConocoPhillips ......................        912,800     79,258,424
                                                       ------------
                                                        283,831,503
                                                       ------------
HEALTHCARE-10.6%
BIOTECHNOLOGY-0.4%
Applera Corp. - Applied
   Biosystems Group .................        575,000     12,023,250
                                                       ------------
DRUGS-2.1%
Forest Laboratories, Inc.(a) ........        340,100     15,256,886
Pfizer, Inc. ........................        809,200     21,759,388
Wyeth ...............................        456,100     19,425,299
                                                       ------------
                                                         56,441,573
                                                       ------------

                                 AllianceBernstein Variable Products Series Fund
================================================================================


Company                                     Shares     U.S. $ Value
====================================================================
MEDICAL PRODUCTS-3.0%
Beckman Coulter, Inc. ...............        109,600   $  7,342,104
Boston Scientific Corp.(a). .........      2,016,900     71,700,795
                                                       ------------
                                                         79,042,899
                                                       ------------
MEDICAL SERVICES-5.1%
Caremark Rx, Inc.(a) ................        479,900     18,922,457
Health Management
   Associates, Inc. Cl. A ...........        472,100     10,726,112
UnitedHealth Group, Inc. ............        237,600     20,915,928
WellPoint Health
Networks, Inc.(a) ...................        737,200     84,778,000
                                                       ------------
                                                        135,342,497
                                                       ------------
                                                        282,850,219
                                                       ------------
CONSUMER STAPLES-8.5%
COSMETICS-1.8%
Avon Products, Inc. .................      1,274,300     49,315,410
                                                       ------------
FOOD-0.4%
Dean Foods Co. ......................        307,600     10,135,420
                                                       ------------
HOUSEHOLD
   PRODUCTS-1.5%
The Procter & Gamble Co. ............        725,000     39,933,000
                                                       ------------
TOBACCO-4.1%
Altria Group, Inc. ..................      1,455,500     88,931,050
Loews Corp. - Carolina
   Group ............................        750,000     21,712,500
                                                        110,643,550
                                                       ------------
MISCELLANEOUS-0.7%
Fortune Brands, Inc. ................        238,800     18,430,584
                                                       ------------
                                                        228,457,964
                                                       ------------
CAPITAL GOODS-7.1%
ELECTRICAL
   EQUIPMENT-1.2%
Emerson Electric Co. ................        165,050     11,570,005
Johnson Controls, Inc. ..............        340,200     21,582,288
                                                       ------------
                                                         33,152,293
                                                       ------------
MACHINERY-1.1%
Deere & Co. .........................         64,600      4,806,240
Ingersoll-Rand Co.
   Cl. A (Bermuda) ..................        289,800     23,270,940
                                                       ------------
                                                         28,077,180
                                                       ------------
MISCELLANEOUS-4.8%
General Electric Co. ................      2,816,700    102,809,550
United Technologies Corp. ...........        238,500     24,648,975
                                                       ------------
                                                        127,458,525
                                                       ------------
                                                        188,687,998
                                                       ------------
TECHNOLOGY-5.9%
COMMUNICATION
   EQUIPMENT-0.2%
Corning, Inc.(a) ....................        558,300      6,571,191
                                                       ------------
COMPUTER HARDWARE/
STORAGE-0.8%
Hewlett-Packard Co. .................        960,700     20,145,879
                                                       ------------
COMPUTER SERVICES-1.1%
Fiserv, Inc.(a) .....................        750,000     30,142,500
                                                       ------------
SOFTWARE-3.8%
Microsoft Corp. .....................      3,752,700    100,234,617
                                                       ------------
                                                        157,094,187
                                                       ------------
UTILITIES-4.3%
ELECTRIC & GAS
   UTILITY-2.9%
Dominion Resources, Inc. ............         75,000      5,080,500
Entergy Corp. .......................        325,000     21,966,750
Exelon Corp. ........................        521,900     23,000,133
PPL Corp. ...........................        400,000     21,312,000
Sempra Energy .......................        182,200      6,683,096
                                                       ------------
                                                         78,042,479
                                                       ------------
TELEPHONE UTILITY-1.4%
BellSouth Corp. .....................        533,800     14,834,302
Verizon Communications,
   Inc. .............................        543,300     22,009,083
                                                       ------------
                                                         36,843,385
                                                       ------------
                                                        114,885,864
                                                       ------------
TRANSPORTATION-3.8%
RAILROAD-3.8%
Burlington Northern
   Santa Fe Corp. ...................        468,100     22,145,811
Union Pacific Corp. .................      1,165,000     78,346,250
                                                       ------------
                                                        100,492,061
                                                       ------------
BASIC INDUSTRY-2.5%
CHEMICALS-1.8%
Air Products and
Chemicals, Inc. .....................        400,000     23,188,000
E. I. du Pont de Nemours &
   Co.  .............................        503,500     24,696,675
                                                       ------------
                                                         47,884,675
                                                       ------------
MINING & METALS-0.7%
Alcoa, Inc. .........................        615,200     19,329,584
                                                       ------------
                                                         67,214,259
                                                       ------------
CONSUMER
MANUFACTURING-1.4%
BUILDING & RELATED-1.4%
American Standard
   Cos., Inc.(a) ....................        543,900     22,473,948
D.R. Horton, Inc. ...................        246,500      9,936,415
Pulte Homes, Inc. ...................         82,300      5,250,740
                                                       ------------
                                                         37,661,103
                                                       ------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Company                                     Shares     U.S. $ Value
====================================================================
AEROSPACE &
   DEFENSE-1.1%
AEROSPACE-1.1%
General Dynamics Corp. ..............      100,000   $   10,460,000
Northrop Grumman Corp. ..............      350,000       19,026,000
                                                     --------------
                                                         29,486,000
                                                     --------------
MULTI-INDUSTRY
   COMPANIES-0.9%
3M Co. ..............................      295,500       24,251,685
                                                     --------------
Total Common Stocks
   (cost $2,144,434,465) ............                 2,600,360,201
                                                     --------------

                                         Principal
                                            Amount
Company                                      (000)      U.S. $ Value
====================================================================
SHORT-TERM
   INVESTMENT-3.0%
TIME DEPOSIT-3.0%
The Bank of New York
   1.50%, 1/03/05
   (cost $79,930,000) ...............      $79,930   $   79,930,000
                                                     --------------
TOTAL INVESTMENTS-100.3%
   (cost $2,224,364,465) ............                 2,680,290,201
Other assets less
   liabilities-(0.3%) ...............                    (7,860,352)
                                                     --------------
NET ASSETS-100% .....................                $2,672,429,849
                                                     --------------


--------------------------------------------------------------------------------
(a) Non-income producing security.

   Glossary:

   ADR - American Depositary Receipt

   See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


ASSETS
   Investments in securities, at value (cost $2,224,364,465)...................    $2,680,290,201
   Cash........................................................................               281
   Dividends and interest receivable...........................................         3,854,947
   Receivable for investment securities sold...................................         2,007,276
   Receivable for capital stock sold...........................................         1,111,613
                                                                                   --------------
   Total assets................................................................     2,687,264,318
                                                                                   --------------
LIABILITIES
   Payable for investment securities purchased.................................         9,100,641
   Payable for capital stock redeemed..........................................         3,713,557
   Advisory fee payable........................................................         1,211,367
   Distribution fee payable....................................................           439,013
   Administrative fee payable..................................................            17,500
   Transfer agent fee payable..................................................                60
   Accrued expenses............................................................           352,331
                                                                                   --------------
   Total liabilities ..........................................................        14,834,469
                                                                                   --------------
NET ASSETS.....................................................................    $2,672,429,849
                                                                                   ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................................    $      111,715
   Additional paid-in capital..................................................     2,347,242,637
   Undistributed net investment income.........................................        35,347,674
   Accumulated net realized loss on investment transactions....................      (166,197,913)
   Net unrealized appreciation of investments..................................       455,925,736
                                                                                   --------------
                                                                                   $2,672,429,849
                                                                                   ==============
Class A Shares
   Net assets..................................................................    $  627,688,984
                                                                                   ==============
   Shares of capital stock outstanding.........................................        26,061,948
                                                                                   ==============
   Net asset value per share...................................................    $        24.08
                                                                                   ==============
Class B Shares
   Net assets..................................................................    $2,044,740,865
                                                                                   ==============
   Shares of capital stock outstanding.........................................        85,653,206
                                                                                   ==============
   Net asset value per share...................................................    $        23.87
                                                                                   ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004     AllianceBernstein Variable Products Series Fund
================================================================================


INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $73,846).....................................    $   54,205,730
   Interest.................................................................................           644,633
                                                                                                --------------
   Total investment income..................................................................        54,850,363
                                                                                                --------------
EXPENSES
   Advisory fee.............................................................................        14,705,220
   Distribution fee--Class B................................................................         4,603,123
   Printing.................................................................................           702,090
   Custodian................................................................................           284,492
   Administrative...........................................................................            69,000
   Audit....................................................................................            41,050
   Legal....................................................................................            38,631
   Directors' fees..........................................................................             1,000
   Transfer agency..........................................................................               859
   Miscellaneous............................................................................            98,871
                                                                                                --------------
   Total expenses...........................................................................        20,544,336
   Less: expenses waived and reimbursed by the Adviser (see Note B).........................        (1,231,926)
                                                                                                --------------
   Net expenses.............................................................................        19,312,410
                                                                                                --------------
   Net investment income....................................................................        35,537,953
                                                                                                --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.............................................       105,022,737
   Net change in unrealized appreciation/depreciation of investments........................       128,326,583
                                                                                                --------------
   Net gain on investment transactions......................................................       233,349,320
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................................    $  268,887,273
                                                                                                ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2004               2003
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $   35,537,953     $   19,192,015
   Net realized gain on investment transactions.........................        105,022,737         27,303,599
   Net change in unrealized appreciation/depreciation of investments....        128,326,583        468,948,547
                                                                             --------------     --------------
   Net increase in net assets from operations...........................        268,887,273        515,444,161
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................         (5,566,213)        (5,298,556)
     Class B............................................................        (13,683,981)       (10,692,656)
CAPITAL STOCK TRANSACTIONS
   Net increase.........................................................        147,448,288        251,538,159
                                                                             --------------     --------------
   Total increase.......................................................        397,085,367        750,991,108
NET ASSETS
   Beginning of period..................................................      2,275,344,482      1,524,353,374
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $35,347,674 and $19,059,915, respectively).........................     $2,672,429,849     $2,275,344,482
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies
The AllianceBernstein Growth & Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the

                                 AllianceBernstein Variable Products Series Fund
================================================================================

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.


Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $1,231,926. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $3,213,606, of which $318,467 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $1,353,142,996     $1,183,150,434
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost........................................................................................    $2,231,305,991
                                                                                                ==============
Gross unrealized appreciation...............................................................    $  470,354,415
Gross unrealized depreciation...............................................................       (21,370,205)
                                                                                                --------------
Net unrealized appreciation.................................................................    $  448,984,210
                                                                                                ==============

1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to

                                 AllianceBernstein Variable Products Series Fund
================================================================================

purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       =================================== ===================================
                                                    Shares                                Amount
                                       =================================== ===================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2004               2003               2004               2003
                                       --------------     --------------      ------------       ------------
Class A
Shares sold.......................          3,532,531          4,525,746     $   78,969,217     $   85,909,173
Shares issued in reinvestment
   of dividends...................            251,523            271,026          5,566,213          5,298,557
Shares redeemed...................         (5,415,639)        (4,570,168)      (120,998,817)       (83,057,077)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........         (1,631,585)           226,604     $  (36,463,387)    $    8,150,653
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................         17,417,975         23,010,963     $  384,138,537     $  432,799,344
Shares issued in reinvestment
   of dividends...................            623,132            550,600         13,683,981         10,692,656
Shares redeemed...................         (9,695,569)       (11,015,402)      (213,910,843)      (200,104,494)
                                       --------------     --------------     --------------     --------------
Net increase......................          8,345,538         12,546,161     $  183,911,675     $  243,387,506
                                       ==============     ==============     ==============     ==============


NOTE G: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                              2004               2003
                                        ----------------   ----------------
Distributions paid from:
   Ordinary income...................   $    19,250,194    $    15,991,212
Total taxable distributions..........        19,250,194         15,991,212
                                        ---------------    ---------------
Total distributions paid.............   $    19,250,194    $    15,991,212
                                        ===============    ===============

                                 AllianceBernstein Variable Products Series Fund
================================================================================

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income........................... $    35,347,674
Accumulated capital and other losses....................    (159,256,387)(a)
Unrealized appreciation/(depreciation)..................     448,984,210(b)
                                                         ---------------
Total accumulated earnings/(deficit).................... $   325,075,497
                                                         ===============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $159,256,387 of which $136,280,263 expires in the year 2010 and $22,976,124 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year the Portfolio utilized capital loss carryforwards of $92,862,698.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For the current fiscal year there were no permanent differences.

NOTE J: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affil-

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

iated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                 =============================================================
                                                                            Class A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2004         2003        2002         2001        2000
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period ..........    $21.80       $16.62      $22.16       $23.15      $21.79
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (a)......................       .36(b)       .23         .22          .21         .22
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions................................      2.12         5.15       (5.01)        (.05)       2.75
                                                   ------       ------      ------       ------      ------
Net increase (decrease) in net asset value
   from operations.............................      2.48         5.38       (4.79)         .16        2.97
                                                   ------       ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.20)        (.20)       (.12)        (.14)       (.14)
Distributions from net realized gain on
   investment transactions.....................        -0-          -0-       (.63)       (1.01)      (1.47)
                                                   ------       ------      ------       ------      ------
Total dividends and distributions..............      (.20)        (.20)       (.75)       (1.15)      (1.61)
                                                   ------       ------      ------       ------      ------
Net asset value, end of period                     $24.08       $21.80      $16.62       $22.16      $23.15
                                                   ======       ======      ======       ======      ======
Total Return
------------
Total investment return based on
   net asset value (c)                              11.46%       32.50%     (22.05)%        .36%      13.89%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......  $627,689     $603,673    $456,402     $673,722    $596,547
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements...........................       .60%         .66%        .68%         .67%        .69%
   Expenses, before waivers and
      reimbursements...........................       .65%         .66%        .68%         .67%        .69%
   Net investment income.......................      1.62%(b)     1.25%       1.15%         .95%       1.01%
Portfolio turnover rate .......................        50%          57%         69%          80%         74%


--------------------------------------------------------------------------------
See footnote summary on page 20.

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                            Class B
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2004         2003        2002         2001        2000
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $21.62       $16.49      $22.03       $23.06      $21.76
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (a)......................       .31(b)       .18         .17          .16         .18
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions................................      2.10         5.11       (4.98)        (.05)       2.73
                                                   ------       ------      ------       ------      ------
Net increase (decrease) in net asset value
   from operations.............................      2.41         5.29       (4.81)         .11        2.91
                                                   ------       ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.16)        (.16)       (.10)        (.13)       (.14)
Distributions from net realized gain on
   investment transactions.....................        -0-          -0-       (.63)       (1.01)      (1.47)
                                                   ------       ------      ------       ------      ------
Total dividends and distributions .............      (.16)        (.16)       (.73)       (1.14)      (1.61)
                                                   ------       ------      ------       ------      ------
Net asset value, end of period.................    $23.87       $21.62      $16.49       $22.03      $23.06
                                                   ======       ======      ======       ======      ======
Total Return
------------
Total investment return based on net
   asset value (c)............................      11.22%       32.18%     (22.26)%        .15%      13.59%
Ratios/Supplemental Data
------------------------
Net assets, end of period
   (000's omitted)............................ $2,044,741   $1,671,671  $1,067,952     $889,394    $151,739
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements..........................        .85%         .91%        .93%         .92%        .95%
   Expenses, before waivers and
      reimbursements..........................        .90%         .91%        .93%         .92%        .95%
   Net investment income......................       1.39%(b)      .99%        .91%         .75%        .85%
Portfolio turnover rate.......................         50%          57%         69%          80%         74%


--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
================================================================================


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           New York, New York
                                                           February 4, 2005

GROWTH & INCOME PORTFOLIO       AllianceBernstein Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)



CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672




--------------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.

GROWTH & INCOME PORTFOLIO        AllianceBernstein Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                            PORTFOLIOS
                                                                                              IN FUND            OTHER
     NAME, ADDRESS,                           PRINCIPAL                                       COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                         OCCUPATION(S)                                   OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                     DURING PAST 5 YEARS                                 DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#          Investment adviser and an independent                           113               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
Chairman of the Board            associated since prior to 2000. He was formerly
9/7/32                           Deputy Comptroller and Chief Investment
(1990)                           Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block, #, **                Formerly Executive Vice President and Chief                      94                None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
11/7/30                          Chairman and Chief Executive Officer of Evlico;
(1992)                           Director of Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former Governor
                                 at Large National Association of Securities
                                 Dealers, Inc.

David H. Dievler,#               Independent consultant. Until December 1994,                     95                None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
10/23/29                         for mutual fund administration. Prior to joining
(1990)                           ACMC in 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,#                 Consultant. Formerly President of Save Venice,                   98               None
P.O. Box 12                      Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000
2/19/42                          and President of Historic Hudson Valley (historic
(1992)                           preservation) from December 1989-May 1999. Previously,
                                 Director of the National Academy of Design and during
                                 1988-1992, Director and Chairman of the Audit Committee
                                 of ACMC.


--------------------------------------------------------------------------------
*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

GROWTH & INCOME PORTFOLIO        AllianceBernstein Variable Products Series Fund


Officer Information(1)

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*             PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
    AND DATE OF BIRTH               HELD WITH FUND                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President                    Executive Vice President of Alliance Capital
10/2/57                                                       Management Corporation ("ACMC")** since 2001; prior thereto,
                                                              Chief Executive Officer of Sanford C. Bernstein & Co.,
                                                              LLC and its predecessor since prior to 2000.

Philip L. Kirstein               Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                          and Independent              Officer-Mutual Funds of ACMC,** with which he
                                 Compliance Officer           has been associated since October 2004. Prior thereto, he
                                                              was Of Counsel to Kirkpatrick & Lockhart, LLP from October
                                                              2003 to October 2004, and General Counsel and First Vice
                                                              President of Merrill Lynch Investment Managers L.P. since
                                                              prior to 2000 until March 2003.

Thomas J. Bardong                Vice President               Senior Vice President of ACMC**, with which he has
4/28/45                                                       been associated since prior to 2000.

Frank Caruso                     Vice President               Senior Vice President of ACMC**, with which
10/28/56                                                      he has been associated since prior to 2000.

Paul C. Rissman                  Vice President               Executive Vice President of ACMC**, with which he
11/10/56                                                      has been associated since prior to 2000.

Mark R. Manley                   Secretary                    Senior Vice President, Deputy General Counsel and Chief
10/23/62                                                      Compliance Officer of ACMC**, with which
                                                              he has been associated since prior to 2000.

Mark D. Gersten                  Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer            Services, Inc. ("AGIS")** and Vice President
                                                              of AllianceBernstein Investment Research and Management,
                                                              Inc. ("ABIRM")**, with which he has been associated since
                                                              prior to 2000.

Thomas R. Manley                 Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2000.


--------------------------------------------------------------------------------

(1) The day-to-day management of and investment decisions for the AllianceBernstein Growth and Income Portfolio and AllianceBernstein Total Return Portfolio are made by the Adviser's Relative Value Team, which is responsible for management for all of the Adviser's Relative Value accounts.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                     (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN GROWTH PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTMENT PRODUCTS OFFERED
---------------------------
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED
---------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

This Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds, and generally up to 20% of its total assets in foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmarks, the Russell 3000 Index and the S&P 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2004.

During the annual period ended December 31, 2004, the Portfolio outperformed both the Russell 3000 Index and the S&P 500 Stock Index. Specific stocks within the Portfolio's Technology holdings provided particularly strong performance, led by semiconductor, communication equipment and security software companies. A number of health care and financial services holdings also performed well. This strength was partially offset by an underweighted position in energy.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets were volatile during the annual reporting period ended December 31, 2004 amid a generally positive fundamental environment for economic expansion and corporate profits. Businesses across many sectors exhibited impressive growth, with revenues, earnings and cash-flow growth for a number of leading companies exceeding initial expectations. Investor sentiment nonetheless vacillated with marked short-term rotation in the relative performance of industry sectors and individual securities that was often unrelated to fundamentals.

The annual period began with investor sentiment focused upon the robust pace of economic recovery and an earnings rebound across a range of economically sensitive sectors. While corporate profitability remained generally strong and exceeded expectations, sentiment changed during the spring as investors focused on the end of the stimulative monetary environment that had prevailed over the prior two years.

In late May, concerns shifted from monetary policy to the implications of escalating energy prices, ongoing geopolitical tensions, heightened terrorist anxieties and the acrimonious U.S. presidential campaign. Expectations for economic growth deteriorated, prompting the most significant correction in the equity markets since the cyclical recovery began in early 2003. Health care, technology and financial service equities all exhibited weakness, despite generally robust business fundamentals. In response, exposure to several holdings that had disproportionately corrected were selectively added to the Portfolio.

The annual period ended with a rebound in investment sentiment, reflecting resolution of the election uncertainties, retreating energy prices, improving measures of consumer and business confidence and continuing favorable earnings prospects for many companies.

Equity markets experienced a severe compression in relative price/earnings multiples over the past four years--one largely indiscriminate of the success of individual companies that has, in many instances, remained consistently impressive throughout. Many leading companies were priced at historically modest relative valuations, despite their superior competitive attributes and growth prospects.

Management sought to maintain a balanced exposure to both economically-sensitive sectors such as technology, consumer, and financial services, and more defensive, consistent, growth sectors, such as health care. Across each of these, focus has been on successful, well-managed companies with sustainable competitive advantages and superior prospective growth. Reflecting this, the average revenue per share of the Portfolio's holdings grew 21% compounded annually over the past five years, compared with 11% for the Russell 3000 Growth Index. Similarly, average earnings per share grew at 30% compounded over the same five years, compared with 13% for the Russell 3000 Growth Index.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Growth Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 3000 INDEX AND THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Growth Portfolio.

A WORD ABOUT RISK

The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARKS                           RETURNS
PERIODS ENDED DECEMBER 31, 2004                 1 YEAR     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio Class A      14.73%     -6.79%       10.65%
Russell 3000 Index                              11.95%     -1.16%       12.01%
S&P 500 Stock Index                             10.87%     -2.30%       12.07%


ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


S&P 500 STOCK INDEX:                           $31,245

RUSSELL 3000 INDEX:                            $31,089

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A:    $27,511


                   AllianceBernstein Growth      Russell          S&P 500
                      Portfolio Class A        3000 Index       Stock Index
-------------------------------------------------------------------------------
12/31/94                   10,000                10,000            10,000
12/31/95                   13,523                13,680            13,753
12/31/96                   17,376                16,665            16,909
12/31/97                   22,592                21,961            22,549
12/31/98                   29,080                27,263            28,997
12/31/99                   39,104                32,960            35,096
12/31/00                   32,257                30,502            31,902
12/31/01                   24,686                27,006            28,112
12/31/02                   17,754                21,189            21,902
12/31/03                   23,979                27,770            28,181
12/31/04                   27,511                31,089            31,245


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.

FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                          BEGINNING         ENDING       EXPENSES    ANNUALIZED
                        ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   EXPENSE
GROWTH PORTFOLIO        JULY 1, 2004  DECEMBER 31, 2004   PERIOD*      RATIO*
-------------------------------------------------------------------------------
CLASS A
ACTUAL                     $ 1,000       $ 1,049.30       $ 4.58       0.89%
Hypothetical (5% return
  before expenses)         $ 1,000       $ 1,020.66       $ 5.87       0.89%

CLASS B
Actual                     $ 1,000       $ 1,048.20       $ 5.87       1.14%
Hypothetical (5% return
  before expenses)         $ 1,000       $ 1,019.41       $ 5.79       1.14%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
eBay, Inc.                                 $ 14,000,112            4.8%
Legg Mason, Inc.                             13,824,162            4.8
WellPoint Health Networks, Inc.              11,994,500            4.1
Marvell Technology Group Ltd. (Bermuda)      10,229,547            3.5
American International Group, Inc.           10,139,448            3.5
Juniper Networks, Inc.                        9,600,789            3.3
Zimmer Holdings, Inc.                         9,157,716            3.2
Dell, Inc.                                    8,663,984            3.0
Citigroup, Inc.                               8,484,498            2.9
Forest Laboratories, Inc.                     8,433,680            2.9
                                           ------------            ----
                                          $ 104,528,436           36.0%


SECTOR DIVERSIFICATION
December 31, 2004


SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Technology                                 $ 78,336,189           27.0%
Healthcare                                   67,656,580           23.3
Finance                                      59,013,663           20.3
Consumer Services                            47,587,982           16.4
Consumer Manufacturing                       21,412,659            7.4
Oil & Gas Field Services                      4,411,927            1.5
Multi-Industry Companies                      3,490,528            1.2
Aerospace & Defense                           3,098,052            1.1
Capital Goods                                   610,155            0.2
Transportation                                  581,128            0.2
                                           ------------          ------
Total Investments*                          286,198,863           98.6
                                           ------------          ------
Net Assets                                $ 290,244,209          100.0%


* Excludes short-term investments.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-98.6%
TECHNOLOGY-27.0%
COMMUNICATION EQUIPMENT-6.7%
Corning, Inc. (a)                               368,400      $ 4,336,068
Juniper Networks, Inc. (a)                      353,100        9,600,789
QUALCOMM, Inc.                                  131,100        5,558,640
                                                             ------------
                                                              19,495,497
                                                             ------------
COMPUTER HARDWARE / STORAGE-3.5%
Dell, Inc. (a)                                  205,600        8,663,984
EMC Corp. (a)                                   103,000        1,531,610
                                                             ------------
                                                              10,195,594
                                                             ------------
COMPUTER PERIPHERALS-1.5%
Network Appliance, Inc. (a)                     129,800        4,311,956
                                                             ------------
COMPUTER SERVICES-1.1%
Alliance Data Systems Corp. (a)                  65,200        3,095,696
                                                             ------------
INTERNET MEDIA-2.9%
Yahoo!, Inc. (a)                                221,400        8,342,352
                                                             ------------
SEMI-CONDUCTOR COMPONENTS-4.7%
Broadcom Corp. Cl.A (a)                          89,000        2,872,920
Marvell Technology Group Ltd.
  (Bermuda) (a)                                 288,400       10,229,547
Silicon Laboratories, Inc. (a)                   18,500          653,235
                                                             ------------
                                                              13,755,702
                                                             ------------
SOFTWARE-4.3%
Comverse Technology, Inc. (a)                    87,800        2,146,710
SAP AG (ADR) (Germany)                          108,200        4,783,522
Symantec Corp. (a)                              212,100        5,463,696
                                                             ------------
                                                              12,393,928
                                                             ------------
MISCELLANEOUS-2.3%
Amphenol Corp. Cl.A (a)                         183,600        6,745,464
                                                             ------------
                                                              78,336,189
                                                             ------------
HEALTHCARE-23.3%
BIOTECHNOLOGY-2.6%
Amgen, Inc. (a)                                  68,200        4,375,030
Genentech, Inc. (a)                              33,900        1,845,516
GILEAD SCIENCES, INC. (A)                        39,700        1,389,103
                                                             ------------
                                                               7,609,649
                                                             ------------
DRUGS-5.1%
Forest Laboratories, Inc. (a)                   188,000        8,433,680
Teva Pharmaceutical Industries
  Ltd. (ADR) (Israel)                           211,300        6,309,418
                                                             ------------
                                                              14,743,098
                                                             ------------
MEDICAL PRODUCTS-10.3%
Alcon, Inc. (Switzerland)                        68,700        5,537,220
Patterson Cos., Inc.                             58,800        2,551,332
St. Jude Medical, Inc. (a)                      157,800        6,616,554
Stryker Corp.                                   128,200        6,185,650
Zimmer Holdings, Inc. (a)                       114,300        9,157,716
                                                             ------------
                                                              30,048,472
                                                             ------------
MEDICAL SERVICES-5.3%
Caremark Rx, Inc. (a)                            82,700        3,260,861
WellPoint Health Networks, Inc. (a)             104,300       11,994,500
                                                             ------------
                                                              15,255,361
                                                             ------------
                                                              67,656,580
                                                             ------------
FINANCE-20.3%
BANKING - MONEY CENTER-0.9%
JPMorgan Chase & Co.                             69,168        2,698,244
                                                             ------------
BROKERAGE & MONEY MANAGEMENT-8.1%
Legg Mason, Inc.                                188,700       13,824,162
Merrill Lynch & Co., Inc.                        46,800        2,797,236
Morgan Stanley                                   27,100        1,504,592
The Charles Schwab Corp.                        131,200        1,569,152
The Goldman Sachs Group, Inc.                    38,000        3,953,520
                                                             ------------
                                                              23,648,662
                                                             ------------
INSURANCE-4.9%
American International Group, Inc.              154,400       10,139,448
Everest Re Group Ltd. (Bermuda)                  44,100        3,949,596
                                                             ------------
                                                              14,089,044
                                                             ------------
MISCELLANEOUS-6.4%
Ambac Financial Group, Inc.                      51,500        4,229,695
Citigroup, Inc.                                 176,100        8,484,498
MBNA Corp.                                      208,000        5,863,520
                                                             ------------
                                                              18,577,713
                                                             ------------
                                                              59,013,663
                                                             ------------
CONSUMER SERVICES-16.4%
APPAREL-0.5%
Coach, Inc. (a)                                  27,900        1,573,560
                                                             ------------
BROADCASTING & CABLE-0.5%
XM Satellite Radio Holdings, Inc. Cl.A (a)       37,500        1,410,750
                                                             ------------

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
ENTERTAINMENT &
  LEISURE-2.8%
DreamWorks Animation
  SKG, Inc. Cl. A (a)                               4,800      $   180,048
Harley-Davidson, Inc.                           129,500        7,867,125
                                                             ------------
                                                               8,047,173
                                                             ------------
RETAIL - GENERAL MERCHANDISE-8.0%
Best Buy Co., Inc.                               14,700          873,474
eBay, Inc. (a)                                  120,400       14,000,112
Lowe's Cos., Inc.                                76,900        4,428,671
Williams-Sonoma, Inc. (a)                       108,900        3,815,856
                                                             ------------
                                                              23,118,113
                                                             ------------
MISCELLANEOUS-4.6%
CDW Corp.                                        63,600        4,219,860
Education Management Corp. (a)                   55,600        1,835,356
Electronic Arts, Inc. (a)                        27,450        1,693,116
Iron Mountain, Inc. (a)                         143,050        4,361,595
Strayer Education, Inc.                          12,100        1,328,459
                                                             ------------
                                                              13,438,386
                                                             ------------
                                                              47,587,982
                                                             ------------
CONSUMER MANUFACTURING-7.4%
BUILDING & RELATED-7.4%
Centex Corp.                                     84,600        5,040,468
D.R. Horton, Inc.                               125,900        5,075,029
Lennar Corp. Cl.A                               100,900        5,719,012
NVR, Inc. (a)                                     7,250        5,578,150
                                                             ------------
                                                              21,412,659
                                                             ------------
OIL & GAS FIELD SERVICES-1.5%
ENERGY EQUIPMENT & SERVICES-1.5%
Baker Hughes, Inc.                               54,600        2,329,782
Schlumberger Ltd.                                31,100        2,082,145
                                                             ------------
                                                               4,411,927
                                                             ------------

MULTI-INDUSTRY COMPANIES-1.2%
Danaher Corp.                                    60,800        3,490,528
                                                             ------------
AEROSPACE & DEFENSE-1.1%
DEFENSE ELECTRONICS-1.1%
L-3 Communications
Holdings, Inc.                                   42,300        3,098,052
                                                             ------------
CAPITAL GOODS-0.2%
MACHINERY-0.2%
Actuant Corp. Cl. A                              11,700          610,155
                                                             ------------
TRANSPORTATION-0.2%
AIR FREIGHT-0.2%
United Parcel Service, Inc.                       6,800          581,128
                                                             ------------
Total Common Stocks
  (cost $198,826,233)                                        286,198,863
                                                             ------------
SHORT-TERM INVESTMENT-1.9%
U.S. GOVERNMENT SPONSORED AGENCY
  OBLIGATION-1.9%
Federal Home Loan Bank 1.50%, 1/03/05
  (cost $5,399,625)                             $ 5,400        5,400,000
                                                             ------------
TOTAL INVESTMENTS-100.5%
  (cost $204,225,858)                                        291,598,863

Other assets less liabilities-(0.5%)                         (1,354,654)
                                                            -------------
NET ASSETS-100%                                             $290,244,209
                                                            =============


(a)  Non-income producing security.
     Glossary:
     ADR - American Depositary Receipt
     See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $204,225,858)         $ 291,598,863
  Dividends receivable                                                   81,549
  Receivable for capital stock sold                                       9,339
                                                                  -------------
  Total assets                                                      291,689,751
                                                                  -------------
LIABILITIES
  Due to custodian                                                      271,214
  Payable for capital stock redeemed                                    794,708
  Advisory fee payable                                                  183,054
  Distribution fee payable                                               34,011
  Administrative fee payable                                             17,500
  Transfer agent fee payable                                                 60
  Accrued expenses                                                      144,995
                                                                  -------------
  Total liabilities                                                   1,445,542
                                                                  -------------
NET ASSETS                                                        $ 290,244,209
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      15,974
  Additional paid-in capital                                        345,028,739
  Undistributed net investment income                                     7,546
  Accumulated net realized loss on investment transactions         (142,181,055)
  Net unrealized appreciation of investments                         87,373,005
                                                                  -------------
                                                                  $ 290,244,209
                                                                  =============
CLASS A SHARES
  Net assets                                                      $ 137,345,105
                                                                  =============
  Shares of capital stock outstanding                                 7,503,328
                                                                  =============
  Net asset value per share                                       $       18.30
                                                                  =============
CLASS B SHARES
  Net assets                                                      $ 152,899,104
                                                                  =============
  Shares of capital stock outstanding                                 8,470,485
                                                                  =============
  Net asset value per share                                       $       18.05
                                                                  =============


See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11,909)             $  1,220,046
  Interest                                                               40,994
                                                                  -------------
  Total investment income                                             1,261,040
                                                                  -------------
EXPENSES
  Advisory fee                                                        2,073,373
  Distribution fee--Class B                                             348,513
  Custodian                                                             134,492
  Printing                                                               86,338
  Administrative                                                         69,000
  Audit                                                                  41,750
  Legal                                                                   7,597
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                          28,704
                                                                  -------------
  Total expenses                                                      2,791,626
                                                                  -------------
  Net investment loss                                               (1,530,586)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       19,525,775
  Net change in unrealized appreciation/depreciation
   of investments                                                    18,576,850
                                                                  -------------
  Net gain on investment transactions                                38,102,625
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 36,572,039
                                                                  =============


See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                            $  (1,530,586)   $  (1,170,753)
  Net realized gain (loss) on investment
    transactions                                    19,525,775      (10,808,268)
  Net change in unrealized appreciation/
    depreciation of investments                     18,576,850       77,063,597
                                                 -------------    -------------
  Net increase in net assets from operations        36,572,039       65,084,576
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (8,596,957)       4,021,668
                                                 -------------    -------------
  Total increase                                    27,975,082       69,106,244
NET ASSETS
  Beginning of period                              262,269,127      193,162,883
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of
    $7,546 and $0, respectively)                 $ 290,244,209    $ 262,269,127
                                                 =============    =============


See Notes to Financial Statements.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended, in connection with the final agreement with the office of New York Attorney General ("NYAG") so that the advisory fee is calculated at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $406,802 of which $5,956 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                    PURCHASES          SALES
                                                ---------------   --------------

Investment securities (excluding U.S. government
securities)                                        $151,897,603    $158,282,927
U.S. government securities                                   -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $204,431,673
                                                                  ============
Gross unrealized appreciation                                      $87,882,988
Gross unrealized depreciation                                         (715,798)
                                                                  ------------
Net unrealized appreciation                                        $87,167,190
                                                                   ============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC(the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                SHARES                         AMOUNT
                     ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     -------------  ------------  --------------  --------------
CLASS A
Shares sold                401,183       503,509      $6,730,222      $6,916,297
Shares redeemed         (1,790,906)   (1,895,109)    (29,838,731)   (25,118,830)
                        ----------    ----------    ------------   -------------
Net decrease            (1,389,723)   (1,391,600)   $(23,108,509)  $(18,202,533)
                        ==========    ==========    ============   =============

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                SHARES                         AMOUNT
                     ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     -------------  ------------  --------------  --------------
CLASS B
Shares sold             3,293,538     4,048,545     $55,088,374     $56,912,203
Shares redeemed        (2,464,295)   (2,536,343)    (40,576,822)    (34,688,002)
                        ----------    ----------    ------------    ------------
Net increase              829,243     1,512,202     $14,511,552     $22,224,201
                        ==========    ==========    ============    ============



NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(141,967,694)(a)
Unrealized appreciation/(depreciation)                           87,167,190(b)
                                                             --------------
Total accumulated earnings/(deficit)                           $(54,800,504)
                                                             ==============


(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $141,967,694 of which $42,732,873 expires in the year 2009, $84,319,349 expires in the year 2010, and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Aggressive Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforward of $19,458,382.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net increase in undistributed net investment income and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                                Year Ended December 31,
                                           ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period            $15.95       $11.81       $16.42       $25.10       $33.59
                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                  (.07)        (.06)        (.06)        (.06)         .08
Net realized and unrealized gain (loss)
on investment transactions                        2.42         4.20        (4.55)       (5.47)       (5.36)
                                                ------       ------       ------       ------       ------
Net increase (decrease) in net asset value
from operations                                   2.35         4.14        (4.61)       (5.53)       (5.28)
                                                ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-          -0-          -0-        (.06)        (.02)
Distributions from net realized gain
  on investment transactions                        -0-          -0-          -0-       (1.85)       (3.19)
Distributions in excess of net realized gain
  on investment transactions                        -0-          -0-          -0-       (1.23)          -0-
Return of capital                                   -0-          -0-          -0-        (.01)          -0-
                                                ------       ------       ------       ------       ------
Total dividends and distributions                   -0-          -0-          -0-       (3.15)       (3.21)
                                                ------       ------       ------       ------       ------
Net asset value, end of period                  $18.30       $15.95       $11.81       $16.42       $25.10
                                                ======       ======       ======       ======       ======
TOTAL RETURN
Total investment return based on
  net asset value (b)                            14.73%       35.06%      (28.08)%     (23.47)%     (17.51)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000'S omitted)     $137,345     $141,809     $121,439     $226,237     $357,664
Ratio to average net assets of:
  Expenses            .                            .88%         .89%         .88%         .85%         .81%
  Net investment income (loss)                    (.43)%       (.43)%       (.44)%       (.31)%        .26%
Portfolio turnover rate                             56%          49%          38%         104%          58%





See footnote summary on page 19.

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                                Year Ended December 31,
                                           ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period            $15.76       $11.70       $16.31       $24.99       $33.54
                                                ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                  (.11)        (.09)        (.09)        (.11)         .04
Net realized and unrealized gain (loss)
  on investment transactions                      2.40         4.15        (4.52)       (5.44)       (5.39)
                                                ------       ------       ------       ------       ------
Net increase (decrease) in net asset value
  from operations                                 2.29         4.06        (4.61)       (5.55)       (5.35)
                                                ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                -0-          -0-          -0-        (.04)        (.01)
Distributions from net realized gain
  on investment transactions                        -0-          -0-          -0-       (1.85)       (3.19)
Distributions in excess of net realized gain
  on investment transactions                        -0-          -0-          -0-       (1.23)          -0-
Return of capital                                   -0-          -0-          -0-        (.01)          -0-
                                                ------       ------       ------       ------       ------
Total dividends and distributions                   -0-          -0-          -0-       (3.13)       (3.20)
                                                ------       ------       ------       ------       ------
Net asset value, end of period                  $18.05       $15.76       $11.70       $16.31       $24.99
                                                ======       ======       ======       ======       ======

TOTAL RETURN
Total investment return based on
  net asset value (b)                            14.53%       34.70%      (28.26)%     (23.65)%     (17.75)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000'S omitted)     $152,899     $120,460      $71,724      $94,215      $54,127
Ratio to average net assets of:
  Expenses                                        1.13%        1.14%        1.13%        1.11%        1.08%
  Net investment income (loss)                    (.68)%       (.68)%       (.69)%       (.59)%        .13%
Portfolio turnover rate                             56%          49%          38%         104%          58%



--------------------------------------------------------------------------
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
February 4, 2005

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
RUTH BLOCK(1)

DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


-------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND
BOARD OF DIRECTORS INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
 NAME, ADDRESS,                                     PRINCIPAL                           COMPLEX         DIRECTORSHIP
 DATE OF BIRTH                                    OCCUPATION(S)                       OVERSEEN BY         HELD BY
(YEAR ELECTED*)                                DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#              Investment adviser and an independent                   113                None
2 Sound View Drive                   consultant. He was formerly Senior Manager
Suite 100                            of Barrett Associates, Inc., a registered
Greenwich, CT 06830                  investment adviser, with which he had been
Chairman of the Board                associated since prior to 2000. He was formerly
9/7/32                               Deputy Comptroller and Chief Investment
(1990)                               Officer of the State of New York and, prior
                                     thereto, Chief Investment Officer of the
                                     New York Bank for Savings.

Ruth Block,#,**                      Formerly Executive Vice President and Chief             94                 None
500 SE Mizner Blvd.                  Insurance Officer of The Equitable Life
Boca Raton, FL 33432                 Assurance Society of the United States;
11/7/30                              Chairman and Chief Executive Officer of Evlico;
(1992)                               Director of Avon, BP (oil and gas), Ecolab
                                     Incorporated (specialty chemicals), Tandem
                                     Financial Group and Donaldson, Lufkin &
                                     Jenrette Securities Corporation; former Governor
                                     at Large National Association of Securities
                                     Dealers, Inc.

David H. Dievler,#                   Independent consultant. Until December 1994,            95                 None
P.O. Box 167                         he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762                Management Corporation ("ACMC") responsible
10/23/29                             for mutual fund administration. Prior to joining
(1990)                               ACMC in 1984, he was Chief Financial Officer of
                                     Eberstadt Asset Management since 1968. Prior to
                                     that, he was a Senior Manager at Price Waterhouse
                                     & Co. Member of American Institute of Certified
                                     Public Accountants since 1953.

John H. Dobkin,#                     Consultant. Formerly President of Save Venice,          98                 None
P.O. Box 12                          Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504                  Senior Advisor from June 1999-June 2000
2/19/42                              and President of Historic Hudson Valley (historic
(1992)                               preservation) from December 1989-May 1999.
                                     Previously, Director of the National Academy
                                     of Design and during 1988-1992, Director and
                                     Chairman of the Audit Committee of ACMC.



--------------------------------------------------------------------------------
*    There is no stated term of office for the Fund's Directors.
#    Member of the Audit Committee and the Nominating Committee.
**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*              PRINCIPAL POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH                HELD WITH FUND                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President                     Executive Vice President of Alliance Capital
10/2/57                                                       Management Corporation ("ACMC")** since 2001; prior
                                                              thereto, Chief Executive Officer of Sanford C. Bernstein
                                                              & Co., LLC and its predecessor since prior to 2000.

Philip L. Kirstein              Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                         and Independent               Officer-Mutual Funds of ACMC,** with which he
                                Compliance Officer            has been associated since October 2004. Prior thereto,
                                                              he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                              October 2003 to October 2004, and General Counsel and
                                                              First Vice President of Merrill Lynch Investment
                                                              Managers L.P. since prior to 2000 until March 2003.

Thomas J. Bardong               Vice President                Senior Vice President of ACMC**, with which he has
4/28/45                                                       been associated since prior to 2000.

Alan Levi(1)                    Vice President                Senior Vice President of ACMC**, with which he has
9/27/49                                                       been associated since prior to 2000.

Mark R. Manley                  Secretary                     Senior Vice President, Deputy General Counsel and 10/23/62
                                                              Chief Compliance Officer of ACMC**, with which he has
                                                              been associated since prior to 2000.

Mark D. Gersten                 Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                         Financial Officer             Services, Inc. ("AGIS")** and Vice President of AllianceBernstein
                                                              Investment Research and Management, Inc. ("ABIRM")**,
                                                              with which he has been associated since prior to 2000.
Thomas R. Manley                Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2000.




-----------------------------------------------------------------------------
(1) Mr. Levi is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
                ------------------------------------------------
                                VARIABLE PRODUCTS
                ------------------------------------------------
                                   SERIES FUND
                ------------------------------------------------
                                ALLIANCEBERNSTEIN
                ------------------------------------------------
                             INTERNATIONAL PORTFOLIO
                ------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 2004

================================================================================
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
================================================================================



Investment Products Offered
============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
============================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INTERNATIONAL PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================


LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Captial International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the one-, five- and 10-year periods ended December 31, 2004.

During the annual period ended December 31, 2004, the Portfolio produced strong returns, but it underperformed its benchmark, the MSCI EAFE Index. The Portfolio was negatively affected by underperformance from the health care sector where the Portfolio's stocks were hurt by disappointing clinical data, delays in drug development, expected FDA drug approval that did not materialize and the adverse impact from safety concerns. Weakness in semiconductor components and telecom hardware also detracted from the Portfolio's performance. The industrial sector also detracted from performance where electrical equipment was weak.

The Portfolio's positive performance was characterized by a strong contribution from the energy sector, which was the greatest positive driver of overall performance. Within the energy sector, the Portfolio benefited from strong stock selection in oil services, mining and emerging market companies. The Portfolio also benefited from an overweighted position in the telecom sector. Strong emerging market performance benefited the consumer stock holdings, although this was partially offset by weak performance in cosmetic stocks.

MARKET REVIEW AND INVESTMENT STRATEGY
The annual reporting period ended December 31, 2004 was characterized by a recovery in global GDP, although economic growth was curtailed in the second half of the year by strong oil prices, rising interest rates and concerns over the potential slowdown in China. During the first nine months of the year, the markets were also concerned by the backdrop of an uncertain geopolitical environment where there was renewed terrorist activity in Spain and Iraq and the uncertain outcome of the U.S. election.

The Portfolio had an overweighted position in the energy sector during the annual period given the view that oil prices were likely to remain high during the year and oil services were beneficiaries of increased demand for capital expenditure in the industry. Given the inflection point in interest rates, the Portfolio had an underweighted position in financial stocks. The Portfolio had an overweighted position in technology due to the view that increasing economic activity would generate demand for renewed capital expenditure from companies. However, confidence at the corporate level did not translate into the expected level of reinvestment demand. The Portfolio was cautious on consumer stocks due to the backdrop of increasing interest rates globally and the impact of rising oil prices.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund International Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
================================================================================


An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein International Portfolio.

A Word About Risk
Substantially all of the Portfolio's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times buy and sell foreign currencies or enter into forward foreign currency exchange contracts and can invest up to 50% of its assets in such financial instruments. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


--------------------------------------------------------------------------------
(Historical Performance continued on next page)

INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund
================================================================================


                                                                             Returns
---------------------------------------------------------------------------------------------------------
  THE PORTFOLIO VS. ITS BENCHMARK
  PERIODS ENDED DECEMBER 31, 2004                               1 Year          5 Years         10 Years
---------------------------------------------------------------------------------------------------------
  AllianceBernstein International Portfolio Class A             17.62%           -3.98%            4.64%
---------------------------------------------------------------------------------------------------------
  MSCI EAFE Index                                               20.70%           -0.80%            5.94%
---------------------------------------------------------------------------------------------------------


ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


MSCI EAFE Index: $17,814

AllianceBernstein International Portfolio Class A: $15,745


          [TABLE BELOW REPRESENT MOUNTAIN CHART IN PRINTED MATERIAL.]


                             AllianceBernstein
                               International
                             Portfolio Class A              MSCI EAFE Index
----------------------------------------------------------------------------
12/31/94                        $10,000                        $10,000
12/31/95                        $10,986                        $11,155

12/31/96                        $11,782                        $11,864
12/31/97                        $12,175                        $12,109
12/31/98                        $13,760                        $14,571
12/31/99                        $19,296                        $18,548
12/31/00                        $15,464                        $15,959
12/31/01                        $12,007                        $12,574
12/31/02                        $10,173                        $10,605
12/31/03                        $13,386                        $14,759
12/31/04                        $15,745                        $17,814


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

INTERNATIONAL PORTFOLIO
FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
================================================================================


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            Beginning          Ending
                                          Account Value     Account Value      Expenses Paid      Annualized
International Portfolio                   July 1, 2004    December 31, 2004   During Period*    Expense Ratio*
-----------------------                  --------------   -----------------   --------------    --------------
Class A
Actual...............................     $1,000           $1,155.18               $6.88             1.27%
Hypothetical
   (5% return before expenses).......     $1,000           $1,018.75               $6.44             1.27%

Class B
Actual...............................     $1,000           $1,154.73               $8.23             1.52%
Hypothetical
   (5% return before expenses).......     $1,000           $1,017.50               $7.71             1.52%


--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

INTERNATIONAL PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   UBS AG                                                     $  1,941,842                     3.0%
-----------------------------------------------------------------------------------------------------------
   Vodafone Group Plc                                            1,933,633                     3.0
-----------------------------------------------------------------------------------------------------------
   HSBC Holdings Plc                                             1,675,105                     2.5
-----------------------------------------------------------------------------------------------------------
   SAP AG                                                        1,613,091                     2.5
-----------------------------------------------------------------------------------------------------------
   Schlumberger Ltd.                                             1,593,410                     2.4
-----------------------------------------------------------------------------------------------------------
   Total, SA                                                     1,556,961                     2.4
-----------------------------------------------------------------------------------------------------------
   Credit Suisse Group                                           1,509,206                     2.3
-----------------------------------------------------------------------------------------------------------
   BHP Billiton Plc                                              1,373,825                     2.1
-----------------------------------------------------------------------------------------------------------
   Novartis AG                                                   1,285,411                     2.0
-----------------------------------------------------------------------------------------------------------
   Mitsubishi Tokyo Financial Group, Inc.                        1,208,532                     1.8
                                                              ------------                  ------
                                                              $ 15,691,016                    24.0%
-----------------------------------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
December 31, 2004

-----------------------------------------------------------------------------------------------------------
   SECTOR                                                    U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   Aerospace & Defense                                        $    905,465                     1.4%
-----------------------------------------------------------------------------------------------------------
   Basic Industries                                              2,471,608                     3.8
-----------------------------------------------------------------------------------------------------------
   Capital Goods                                                 2,155,253                     3.3
-----------------------------------------------------------------------------------------------------------
   Consumer Manufacturing                                        4,494,270                     6.9
-----------------------------------------------------------------------------------------------------------
   Consumer Services                                             9,702,877                    14.8
-----------------------------------------------------------------------------------------------------------
   Consumer Staples                                              3,891,031                     5.9
-----------------------------------------------------------------------------------------------------------
   Energy                                                        8,834,631                    13.5
-----------------------------------------------------------------------------------------------------------
   Finance                                                      13,483,105                    20.6
-----------------------------------------------------------------------------------------------------------
   Healthcare                                                    6,839,995                    10.5
-----------------------------------------------------------------------------------------------------------
   Multi Industry Companies                                      1,143,280                     1.8
-----------------------------------------------------------------------------------------------------------
   Technology                                                    5,915,351                     9.0
-----------------------------------------------------------------------------------------------------------
   Utilities                                                     4,519,324                     6.9
-----------------------------------------------------------------------------------------------------------
   Total Investments                                            64,356,190                    98.4
-----------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                      1,050,017                     1.6
                                                              ------------                  ------
-----------------------------------------------------------------------------------------------------------
   Net Assets                                                 $ 65,406,207                   100.0%


INTERNATIONAL PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================


COUNTRY DIVERSIFICATION
December 31, 2004


-----------------------------------------------------------------------------------------------------------
   COUNTRY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
   United Kingdom                                             $ 15,562,075                    23.8%
-----------------------------------------------------------------------------------------------------------
   Japan                                                        11,507,905                    17.6
-----------------------------------------------------------------------------------------------------------
   Switzerland                                                   6,938,336                    10.6
-----------------------------------------------------------------------------------------------------------
   France                                                        5,969,263                     9.1
-----------------------------------------------------------------------------------------------------------
   Spain                                                         3,140,614                     4.8
-----------------------------------------------------------------------------------------------------------
   Germany                                                       2,601,451                     4.0
-----------------------------------------------------------------------------------------------------------
   Italy                                                         1,970,789                     3.0
-----------------------------------------------------------------------------------------------------------
   Hong Kong                                                     1,698,278                     2.6
-----------------------------------------------------------------------------------------------------------
   Norway                                                        1,685,836                     2.6
-----------------------------------------------------------------------------------------------------------
   South Korea                                                   1,610,072                     2.5
-----------------------------------------------------------------------------------------------------------
   United States                                                 1,593,410                     2.4
-----------------------------------------------------------------------------------------------------------
   Bermuda                                                       1,159,154                     1.8
-----------------------------------------------------------------------------------------------------------
   South Africa                                                  1,121,933                     1.7
-----------------------------------------------------------------------------------------------------------
   Taiwan                                                        1,106,821                     1.7
-----------------------------------------------------------------------------------------------------------
   Netherlands                                                   1,049,684                     1.6
-----------------------------------------------------------------------------------------------------------
   Brazil                                                          922,236                     1.4
-----------------------------------------------------------------------------------------------------------
   Australia                                                       918,105                     1.4
-----------------------------------------------------------------------------------------------------------
   Ireland                                                         777,195                     1.2
-----------------------------------------------------------------------------------------------------------
   Finland                                                         751,676                     1.1
-----------------------------------------------------------------------------------------------------------
   Other*                                                        2,271,357                     3.5
                                                              ------------                  ------
-----------------------------------------------------------------------------------------------------------

   Total Investments                                            64,356,190                    98.4
-----------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                      1,050,017                     1.6
                                                              ------------                  ------
-----------------------------------------------------------------------------------------------------------
   Net Assets                                                 $ 65,406,207                   100.0%


--------------------------------------------------------------------------------
* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Hong Kong, India, Israel, Russia and Thailand.

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER
   INVESTMENTS-98.4%
AUSTRALIA-1.4%
Rinker Group Ltd. ..........................            80,419       $   671,945
Telstra Corp., Ltd. ........................            63,955           246,160
                                                                     -----------
                                                                         918,105
                                                                     -----------
BERMUDA-1.8%
Nabors Industries Ltd. (a)  ................            22,600         1,159,154
                                                                     -----------
BRAZIL-1.4%
Aracruz Celulose, SA (ADR)  ................            11,400           429,780
Petroleo Brasileiro, SA (ADR) ..............            13,600           492,456
                                                                     -----------
                                                                         922,236
                                                                     -----------
HONG KONG-2.6%
China Resources Power
  Holdings Co., Ltd. (a) ...................           570,000           309,222
CNOOC Ltd. (ADR) ...........................            14,600           791,174
Datang International Power
   Generation Co., Ltd. ....................           794,800           597,882
                                                                     -----------
                                                                       1,698,278
                                                                     -----------
FINLAND-1.1%
Nokia Corp. ................................            48,000           751,676
                                                                     -----------
FRANCE-9.1%
Accor, SA ..................................            11,295           494,560
France Telecom, SA .........................            17,492           577,929
Groupe Danone ..............................             8,013           740,640
L'Air Liquide, SA ..........................             1,400           258,866
Renault, SA ................................             8,924           747,442
Sanofi-Aventis, SA (a) .....................             8,300           663,597
Schneider Electric, SA .....................            13,358           929,268
Total, SA ..................................             7,109         1,556,961
                                                                     -----------
                                                                       5,969,263
                                                                     -----------
GERMANY-4.0%
Altana AG ..................................             4,133           260,347
Deutsche Telekom AG (a) ....................            32,215           728,013
SAP AG .....................................             9,110         1,613,091
                                                                     -----------
                                                                       2,601,451
                                                                     -----------
HONG KONG-0.8%
Esprit Holdings Ltd. .......................            83,000           501,654
                                                                     -----------
INDIA-0.8%
Infosys Technologies Ltd.
   (ADR) ...................................             4,000           277,240
Ranbaxy Laboratories Ltd.
   (GDR) ...................................             7,445           214,324
                                                                         491,564
                                                                     -----------
IRELAND-1.2%
Allied Irish Banks Plc .....................            26,106           540,686
Eircom Group Plc (a) .......................           100,000           236,509
                                                                     -----------
                                                                         777,195
                                                                     -----------
ISRAEL-0.4%
Teva Pharmaceutical
   Industries Ltd. (ADR) ...................             9,800           292,628
                                                                     -----------
ITALY-3.0%
Alleanza Assicurazioni .....................            60,388       $   842,897
Fastweb (a) ................................             2,066           118,844
Telecom Italia Mobile SpA ..................            52,564           391,929
Telecom Italia SpA .........................           151,166           617,119
                                                                     -----------
                                                                       1,970,789
                                                                     -----------
JAPAN-17.6%
Aisin Seiki Co., Ltd. ......................            12,000           304,756
Canon, Inc. ................................             8,200           445,289
Daikin Industries Ltd. .....................            27,900           808,688
Denso Corp. ................................            30,700           825,961
Eisai Co., Ltd. ............................            13,200           435,349
Hitachi Chemical Co., Ltd. .................            22,800           409,137
Honda Motor Co., Ltd. ......................            13,400           700,576
HOYA Corp. .................................             8,800           994,286
INPEX Corp. (a) ............................               113           570,128
Ito-Yokado Co., Ltd. .......................             8,200           344,651
KDDI Corp. .................................                36           194,166
Kirin Brewery Co., Ltd. ....................            31,000           306,028
Kissei Pharmaceutical Co.,
   Ltd. ....................................             9,000           189,141
Mitsubishi Corp. ...........................            49,400           638,952
Mitsubishi Tokyo Financial
   Group, Inc. .............................               118         1,208,532
Mitsui & Co., Ltd. .........................            56,000           504,329
Nishimatsuya Chain Co., Ltd. ...............             6,800           257,480
Nitto Denko Corp. ..........................             7,600           417,297
Sony Corp. .................................             9,000           351,405
Suzuki Motor Corp. .........................            24,400           446,292
Takeda Pharmaceutical Co.,
   Ltd. ....................................             7,700           388,784
The Bank of Fukuoka Ltd. ...................           116,000           766,678
                                                                     -----------
                                                                      11,507,905
                                                                     -----------
NETHERLANDS-1.6%
ASML Holdings NV (a) .......................            25,000           399,595
Royal Numico NV (a) ........................            18,060           650,089
                                                                     -----------
                                                                       1,049,684
                                                                     -----------
NORWAY-2.6%
Norsk Hydro ASA ............................            11,803           928,194
Smedvig ASA ................................            45,000           757,642
                                                                     -----------
                                                                       1,685,836
                                                                     -----------
RUSSIA-0.8%
LUKOIL (ADR) ...............................             4,400           534,160
                                                                     -----------
SOUTH AFRICA-1.7%
Edgars Consolidated Stores
   Ltd. ....................................             6,620           355,162
JD Group Ltd. ..............................            42,525           511,772
Massmart Holdings Ltd. .....................            31,720           254,999
                                                                     -----------
                                                                       1,121,933
                                                                     -----------
SOUTH KOREA-2.5%
Kookmin Bank (a) ...........................            14,070           550,526
LG Electronics, Inc. .......................             7,210           445,892
LG.Philips LCD Co., Ltd. (a) ...............             8,100           305,158
Samsung Electronics Co., Ltd. ..............               710           308,496
                                                                     -----------
                                                                       1,610,072
                                                                     -----------
                                        7

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
SPAIN-4.8%
Banco Bilbao Vizcaya
   Argentaria, SA ..........................            48,065       $   852,468
Gestevision Telecinco, SA (a) ..............            35,132           724,893
Industria de Diseno Textil, SA
   (Inditex) ...............................            18,697           550,928
Telefonica, SA .............................            53,829         1,012,325
                                                                     -----------
                                                                       3,140,614
                                                                     -----------
SWITZERLAND-10.6%
Compagnie Financiere
   Richemont AG (a) ........................            19,518           649,752
Credit Suisse Group ........................            35,901         1,509,206
Nobel Biocare Holding AG ...................             2,393           432,413
Novartis AG ................................            25,542         1,285,411
Roche Holding
   AG-Genusshein ...........................             9,755         1,119,712
UBS AG .....................................            23,165         1,941,842
                                                                     -----------
                                                                       6,938,336
                                                                     -----------
TAIWAN-1.7%
Chinatrust Financial Holding
   Co., Ltd. ...............................           339,072           405,145
Hon Hai Precision Industry
   Co., Ltd. ...............................            88,549           411,276
Taiwan Semiconductor
Manufacturing Co., Ltd.
   Merrill Lynch International
   & Co. warrants, expiring
   11/21/05 (a) ............................           150,000           290,400
                                                                     -----------
                                                                       1,106,821
                                                                     -----------
THAILAND-0.7%
Thai Oil Public Co., Ltd. (a) ..............           350,700           451,351
                                                                     -----------
UNITED KINGDOM-23.8%
AstraZeneca Group Plc ......................            21,948       $   795,439
BAE Systems Plc ............................           204,963           905,465
BHP Billiton Plc ...........................           117,562         1,373,825
Carnival Plc ...............................            11,950           729,082
Diageo Plc .................................            38,224           545,953
GlaxoSmithKline Plc ........................            18,929           444,424
HSBC Holdings Plc ..........................            99,425         1,675,105

InterContinental Hotels
   Group Plc ...............................            29,694           369,137
ITV Plc ....................................           230,899           465,650
Legal & General Group Plc ..................           358,067           754,453
Man Group Plc ..............................            27,445           774,495
MmO2 Plc (a) ...............................            52,338           123,242
Reckitt Benckiser Plc ......................            26,333           794,213
Royal Bank of Scotland
   Group Plc ...............................            35,452         1,190,648
SABMiller Plc ..............................            20,668           342,337
Smith & Nephew Plc .........................            31,120           318,426
Standard Chartered Plc .....................            25,342           470,423
Tesco Plc ..................................           140,202           865,065
Vodafone Group Plc .........................           710,697         1,933,633
WPP Group Plc ..............................            63,021           691,060
                                                                     -----------
                                                                      15,562,075
                                                                     -----------
UNITED STATES-2.4%
Schlumberger Ltd. ..........................            23,800         1,593,410
                                                                     -----------
TOTAL
   INVESTMENTS-98.4%
   (cost $50,985,543) ......................                          64,356,190
Other assets less
   liabilities-1.6% ..........................                         1,050,017
                                                                     -----------
NET ASSETS-100% ............................                         $65,406,207
                                                                     ===========


--------------------------------------------------------------------------------
(a) Non-income producing security.

    Glossary of Terms:

    ADR - American Depositary Receipt
    GDR - Global Depositary Receipt

    See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================



ASSETS
   Investments in securities, at value (cost $50,985,543)...................................    $   64,356,190
   Cash.....................................................................................           283,931
   Foreign cash, at value (cost $996,663)...................................................           998,434
   Receivable for investment securities sold and foreign currency contracts.................         1,225,893
   Dividends and interest receivable........................................................           126,945
                                                                                                --------------
   Total assets.............................................................................        66,991,393
                                                                                                --------------
LIABILITIES
   Payable for investment securities purchased and foreign currency contracts...............         1,165,171
   Payable for capital stock redeemed.......................................................           212,860
   Advisory fee payable.....................................................................            77,258
   Administrative fee payable...............................................................            17,500
   Foreign capital gain tax payable.........................................................            13,961
   Distribution fee payable.................................................................             2,895
   Transfer agent fee payable...............................................................                60
   Accrued expenses.........................................................................            95,481
                                                                                                --------------
   Total liabilities........................................................................         1,585,186
                                                                                                --------------
NET ASSETS..................................................................................    $   65,406,207
                                                                                                ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par....................................................................    $        4,289
   Additional paid-in capital...............................................................        66,372,463
   Undistributed net investment income......................................................           318,344
   Accumulated net realized loss on investment and foreign currency transactions............       (14,658,530)
   Net unrealized appreciation of investments and foreign currency denominated assets
     and liabilities........................................................................        13,369,641
                                                                                                --------------
                                                                                                $   65,406,207
                                                                                                ==============
Class A Shares
   Net assets...............................................................................    $   58,341,291
                                                                                                ==============
   Shares of capital stock outstanding......................................................         3,822,056
                                                                                                ==============
   Net asset value per share................................................................    $        15.26
                                                                                                ==============
Class B Shares
   Net assets...............................................................................    $    7,064,916
                                                                                                ==============
   Shares of capital stock outstanding......................................................           466,473
                                                                                                ==============
   Net asset value per share................................................................    $        15.15
                                                                                                ==============


-------------------------------------------------------------------------------
See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004     AllianceBernstein Variable Products Series Fund
================================================================================



INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $117,983)........................   $    1,146,037
   Interest.....................................................................            1,859
                                                                                   --------------
   Total investment income......................................................        1,147,896
                                                                                   --------------
EXPENSES
   Advisory fee.................................................................          538,697
   Distribution fee--Class B....................................................           12,389
   Custodian....................................................................          199,475
   Administrative...............................................................           69,000
   Audit........................................................................           41,750
   Printing.....................................................................           16,611
   Legal........................................................................            6,014
   Directors' fees..............................................................            1,000
   Transfer agency..............................................................              859
   Miscellaneous................................................................            4,350
                                                                                   --------------
   Total expenses...............................................................          890,145
   Less: expenses waived and reimbursed by the Adviser (see Note B).............          (98,040)
                                                                                   --------------
   Net expenses.................................................................          792,105
                                                                                   --------------
   Net investment income........................................................          355,791
                                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions....................................................        7,574,165
     Foreign currency transactions..............................................          (28,370)
   Net change in unrealized appreciation/depreciation of:
     Investments................................................................        1,988,836
     Foreign currency denominated assets and liabilities........................           (2,213)
                                                                                   --------------
   Net gain on investment and foreign currency transactions.....................        9,532,418
                                                                                   --------------
   Contribution from Adviser (see Note B).......................................           32,057
                                                                                   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................   $    9,920,266
                                                                                   ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2004               2003
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $      355,791     $       97,971
   Net realized gain on investment and foreign currency transactions....          7,545,795          1,875,251
   Net change in unrealized appreciation/depreciation of investments
     and foreign currency denominated assets and liabilities............          1,986,623         11,999,606
   Contribution from Adviser............................................             32,057                 -0-
                                                                             --------------     --------------
   Net increase in net assets from operations...........................          9,920,266         13,972,828
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A............................................................           (146,839)           (65,147)
     Class B............................................................             (9,710)            (1,610)
CAPITAL STOCK TRANSACTIONS
   Net decrease.........................................................           (548,275)        (4,660,978)
                                                                             --------------     --------------
   Total increase.......................................................          9,215,442          9,245,093
NET ASSETS
   Beginning of period..................................................         56,190,765         46,945,672
                                                                             --------------     --------------
   End of period (including undistributed net investment income of
     $318,344 and $147,472, respectively)...............................     $   65,406,207     $   56,190,765
                                                                             ==============     ==============



--------------------------------------------------------------------------------
See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


NOTE A: Significant Accounting Policies
The AllianceBernstein International Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the

                                 AllianceBernstein Variable Products Series Fund
================================================================================


interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a Portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $98,040. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

During the year ended December 31, 2004, the Adviser reimbursed the Portfolio $32,057 for trading losses incurred due to a trading entry error.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $300,831, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                                                Purchases            Sales
                                                                            ----------------   ----------------
Investment securities (excluding U.S. government securities)............     $   73,706,927     $   73,420,369
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost........................................................................................    $   51,106,027
                                                                                                ==============
Gross unrealized appreciation...............................................................    $   13,479,809
Gross unrealized depreciation...............................................................          (229,646)
                                                                                                --------------
Net unrealized appreciation.................................................................    $   13,250,163
                                                                                                ==============


                                 AllianceBernstein Variable Products Series Fund
================================================================================


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $537 which is included in interest income in the accompanying statement of operations.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                                      ------------------------------------ ------------------------------------
                                                    Shares                                Amount
                                      ------------------------------------ ------------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2004               2003               2004               2003
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................            591,525          1,549,813     $    7,887,871     $   16,548,722
Shares issued in reinvestment
   of dividends...................             11,243              5,933            146,839             65,146
Shares redeemed...................           (887,738)        (2,144,595)       (11,894,787)       (22,845,563)
                                       --------------     --------------     --------------     --------------
Net decrease......................           (284,970)          (588,849)    $   (3,860,077)    $   (6,231,695)
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................            329,435          2,579,858     $    4,365,653     $   25,688,833
Shares issued in reinvestment
   of dividends...................                749                147              9,711              1,610
Shares redeemed...................            (77,673)        (2,413,375)        (1,063,562)       (24,119,726)
                                       --------------     --------------     --------------     --------------
Net increase......................            252,511            166,630     $    3,311,802     $    1,570,717
                                       ==============     ==============     ==============     ==============


NOTE G: Risks Involved in Investing in the Portfolio
Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the

Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                               2004               2003
                                         ----------------   ----------------
Distributions paid from:
   Ordinary income...................     $      156,549     $       66,757
                                          --------------     --------------
Total taxable distributions..........            156,549             66,757
                                          --------------     --------------
Total distributions paid.............     $      156,549     $       66,757
                                          ==============     ==============

                                 AllianceBernstein Variable Products Series Fund
================================================================================


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................    $       314,151
Accumulated capital and other losses...................        (14,538,046)(a)
Unrealized appreciation/(depreciation).................         13,253,350(b)
                                                           ---------------
Total accumulated earnings/(deficit)...................    $      (970,545)
                                                           ===============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $14,538,046 of which $555,431 will expire in the year 2008, $1,494,192 will expire in the year 2009, $11,004,034 will expire in the year 2010 and $1,484,389 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year merger with Brinson Series Trust Global Equity Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $7,306,005.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                             Class A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2004         2003        2002         2001        2000
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $13.01       $ 9.90      $11.69       $16.01      $21.78
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (a)......................       .08(b)       .02          -0-(b)      .03(b)      .01(b)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions................................      2.20         3.11       (1.78)       (3.55)      (4.01)
Contribution from Adviser......................       .01           -0-         -0-          -0-         -0-
                                                   ------       ------      ------       ------      ------
Net increase (decrease) in net asset value
   from operations.............................      2.29         3.13       (1.78)       (3.52)      (4.00)
                                                   ------       ------      ------       ------      ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........      (.04)        (.02)       (.01)          -0-       (.03)
Distributions from net realized gain on
   investment transactions.....................        -0-          -0-         -0-        (.78)      (1.74)
Distributions in excess of net realized gain
   on investment transactions..................        -0-          -0-         -0-        (.02)         -0-
                                                   ------       ------      ------       ------      ------
Total dividends and distributions..............      (.04)        (.02)       (.01)        (.80)      (1.77)
                                                   ------       ------      ------       ------      ------
Net asset value, end of period.................    $15.26       $13.01      $ 9.90       $11.69      $16.01
                                                   ======       ======      ======       ======      ======
Total Return
------------
Total investment return based on net
   asset value (c)                                  17.62%      31.59%      (15.28)%     (22.35)%    (19.86)
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $58,341      $53,425     $46,478      $64,036     $78,990
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements...........................      1.33%        1.80%       1.36%         .95%        .95%
   Expenses, before waivers and
      reimbursements...........................      1.50%        1.80%       1.66%        1.44%       1.34%
   Net investment income.......................       .63%(b)      .22%        .04%(b)      .23%(b)     .07%(b)
Portfolio turnover rate........................       128%          96%         70%          56%         57%


--------------------------------------------------------------------------------

See footnote summary on page 20.

INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             -------------------------------------------------
                                                                                  Class B
                                                             -------------------------------------------------
                                                                                                    October 26,
                                                                     Year Ended December 31,         2001(d) to
                                                             ------------------------------------  December 31,
                                                                 2004        2003         2002        2001
                                                             -----------  ----------- -----------  -----------
Net asset value, beginning of period.......................     $12.93      $ 9.87       $11.68      $11.31
                                                                ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment income (loss) (a)...........................        .05(b)     (.02)        (.03)(b)    (.02)(b)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions.......................       2.20        3.09        (1.78)        .39
Contribution from Adviser..................................         -0-         -0-          -0-         -0-
                                                                ------      ------       ------       ------
Net increase (decrease) in net asset value
   from operations.........................................       2.25        3.07        (1.81)        .37
                                                                ------      ------       ------      ------
Less: Dividends
---------------
Dividends from net investment income.......................       (.03)       (.01)          -0-         -0-
                                                                ------      ------       ------       ------
Net asset value, end of period.............................     $15.15      $12.93        $9.87       $11.68
                                                                ======      ======       ======       ======
Total Return
------------
Total investment return based on net asset value (c).......      17.41%      31.11%      (15.50)%      3.27%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..................     $7,065      $2,766         $467        $413
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements.......................................       1.56%       2.05%        1.63%       1.20%(e)
   Expenses, before waivers and
      reimbursements.......................................       1.73%       2.05%        1.92%       2.26%(e)
   Net investment income (loss)............................        .35%(b)    (.17)%       (.25)%(b)   (.88)%(b)(e)
Portfolio turnover rate....................................        128%         96%          70%         56%


--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
================================================================================


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein International Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
                                                              New York, New York
                                                              February 4, 2005

INTERNATIONAL PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)



CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


--------------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.

INTERNATIONAL PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                              PORTFOLIOS
                                                                                IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                         COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                         OCCUPATION(S)                     OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                     DURING PAST 5 YEARS                   DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#          Investment adviser and an independent               113               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
9/7/32                           associated since prior to 2000. He was formerly
(1990)                           Deputy Comptroller and Chief Investment
Chairman of the Board            Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block, #, **                Formerly Executive Vice President and Chief          94               None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
11/7/30                          Chairman and Chief Executive Officer of Evlico;
(1992)                           Director of Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former Governor
                                 at Large National Association of Securities
                                 Dealers, Inc.

David H. Dievler,#               Independent consultant. Until December 1994,         95               None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
10/23/29                         for mutual fund administration. Prior to joining
(1990)                           ACMC in 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,#                 Consultant. Formerly President of Save Venice,       98               None
P.O. Box 12                      Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000
2/19/42                          and President of Historic Hudson Valley (historic
(1992)                           preservation) from December 1989-May 1999. Previously,
                                 Director of the National Academy of Design and during
                                 1988-1992, Director and Chairman of the Audit Committee
                                 of ACMC.


--------------------------------------------------------------------------------
*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

INTERNATIONAL PORTFOLIO          AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information

Certain information concerning the Fund's Officers is listed below.



     NAME, ADDRESS*              PRINCIPAL POSITION(S)                  PRINCIPAL OCCUPATION
     AND DATEOFBIRTH                HELD WITH FUND                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President                    Executive Vice President of Alliance Capital
10/2/57                                                       Management Corporation ("ACMC")** since 2001;
                                                              prior thereto, Chief Executive Officer of Sanford C.
                                                              Bernstein & Co., LLC and its predecessor since prior to 1999.

Philip L. Kirstein               Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                          and Independent              Officer--Mutual Funds of ACMC,** with which
                                 Compliance                   Officer he has been associated since October
                                                              2004.Prior thereto, he was Of Counsel to
                                                              Kirkpatrick & Lockhart, LLP from October 2003
                                                              to October 2004, and General Counsel and First
                                                              Vice President of Merrill Lynch Investment
                                                              Managers L.P. since prior to 2000 until March
                                                              2003.

Russell Brody                    Vice President               Vice President of ACMC**, with which he has been
11/14/66                                                      associated since prior to 2000.

William Johnston(1)              Vice President               Vice President of ACMC**, with which he has been
2/24/61                                                       associated since prior to 2000.

Mark R. Manley                   Secretary                    Senior Vice President, Deputy General Counsel and
10/23/62                                                      Chief Compliance Officer of ACMC**, with which he
                                                              has been associated since prior to 2000.

Mark D. Gersten                  Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                              AllianceBernstein Investment Research and
                                                              Management, Inc. ("ABIRM")**, with which
                                                              he has been associated since prior to 2000.


Thomas R. Manley                 Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2000.


--------------------------------------------------------------------------------
(1) Mr. Johnston is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, and ABIRM are affiliates of the Fund.

    The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

                     (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Premier Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor's (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2004.

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the annual reporting period ended December 31, 2004. The primary driver of outperformance was the Portfolio's overweighted position in the consumer discretionary sector, in addition to strong stock selection in that sector. The Portfolio gained substantial ground relative to the benchmark in the technology sector, as the benefit from good stock selection in that sector exceeded the loss from the Portfolio's overweighted position in the worst-performing sector in the benchmark during the annual reporting period.

Strong stock selection in the health care sector also contributed to the Portfolio's outperformance during the annual period, while negative stock selection in the financial services sector detracted from the Portfolio's performance during the same time frame.

MARKET REVIEW AND INVESTMENT STRATEGY

The U.S. equity markets reacted positively to the November 2004 election results and falling oil prices, and posted strong returns in the fourth quarter of 2004. For the annual reporting period, the market continued its value bias with the Russell 1000 Value Index posting a 16.49% return while the Russell 1000 Growth Index returned 6.30%. During the five-year period ended December 31, 2004, the Russell 1000 Value Index posted a cumulative return of 29.29% while the Russell 1000 Growth Index lost 38.60% during the same period. This is the largest and longest sustained style bias in the 25-year history of the Russell Indices.

As a result, the premium for growth stocks relative to the broad market is as low as it has been in the past 25 years, and within growth, the fastest growing companies are selling at valuations not very different from their less promising counterparts. Over the past few months, the Portfolio's management team has been taking advantage of this anomalous situation to trade up to faster growing companies at little valuation premium.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Premier Growth Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


PREMIER GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 GROWTH INDEX AND THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Premier Growth Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


PREMIER GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2004                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio Class A         8.62%         -8.44%         11.60%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                  6.30%         -9.29%          9.59%
-------------------------------------------------------------------------------------------------
S&P 500 Stock Index                                       10.87%         -2.30%         12.07%
-------------------------------------------------------------------------------------------------



ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO CLASS A: $29,974
RUSSELL 1000 GROWTH INDEX: $24,999
S&P 500 STOCK INDEX: $31,245


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                    AllianceBernstein
                     Premier Growth        Russell 1000          S&P 500
                    Portfolio Class A      Growth Index        Stock Index
-------------------------------------------------------------------------------
    12/31/94            $ 10,000             $ 10,000            $ 10,000
    12/31/95            $ 14,485             $ 13,718            $ 13,753
    12/31/96            $ 17,773             $ 16,890            $ 16,909
    12/31/97            $ 23,791             $ 22,039            $ 22,549
    12/31/98            $ 35,204             $ 30,571            $ 28,997
    12/31/99            $ 46,581             $ 40,708            $ 35,096
    12/31/00            $ 38,858             $ 31,581            $ 31,902
    12/31/01            $ 32,171             $ 25,132            $ 28,112
    12/31/02            $ 22,314             $ 18,125            $ 21,902
    12/31/03            $ 27,595             $ 23,518            $ 28,181
    12/31/04            $ 29,974             $ 24,999            $ 31,245


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Premier Growth Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark, the Russell 1000 Growth Index, and the broad market as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


3


PREMIER GROWTH PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                              BEGINNING            ENDING
                                            ACCOUNT VALUE      ACCOUNT VALUE        EXPENSES PAID      ANNUALIZED
PREMIER GROWTH PORTFOLIO                     JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,049.71            $4.17            0.81%
Hypothetical (5% return before expenses)         $1,000            $1,021.06            $4.12            0.81%

CLASS B
Actual                                           $1,000            $1,048.55            $5.46            1.06%
Hypothetical (5% return before expenses)         $1,000            $1,019.81            $5.38            1.06%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Yahoo!, Inc.                                     $ 63,860,064           5.1%
-------------------------------------------------------------------------------
eBay, Inc.                                         61,930,728           4.9
-------------------------------------------------------------------------------
Dell, Inc.                                         54,048,763           4.3
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                  47,788,182           3.8
-------------------------------------------------------------------------------
Electronic Arts, Inc.                              47,240,712           3.8
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                     44,464,880           3.5
-------------------------------------------------------------------------------
American International Group, Inc.                 43,177,500           3.4
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           39,182,153           3.1
-------------------------------------------------------------------------------
MBNA Corp.                                         38,276,382           3.1
-------------------------------------------------------------------------------
Amgen, Inc.                                        36,988,890           2.9
-------------------------------------------------------------------------------
                                                 $476,958,254          37.9%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
DECEMBER 31, 2004
_______________________________________________________________________________


                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Technology                                     $  391,313,656          31.1%
-------------------------------------------------------------------------------
Consumer Services                                 296,749,844          23.5
-------------------------------------------------------------------------------
Healthcare                                        243,922,570          19.4
-------------------------------------------------------------------------------
Finance                                           174,460,309          13.8
-------------------------------------------------------------------------------
Consumer Staples                                   41,252,760           3.3
-------------------------------------------------------------------------------
Energy                                             38,065,012           3.0
-------------------------------------------------------------------------------
Capital Goods                                      33,791,700           2.7
-------------------------------------------------------------------------------
Consumer Manufacturing                             27,931,640           2.2
-------------------------------------------------------------------------------
Total Investments*                              1,247,487,491          99.0
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities           12,106,392           1.0
-------------------------------------------------------------------------------
Net Assets                                     $1,259,593,883         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term investments.


5


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-99.0%
TECHNOLOGY-31.1%
COMMUNICATION EQUIPMENT-9.6%
Corning, Inc. (a)                                   2,470,800    $   29,081,316
Juniper Networks, Inc. (a)                          1,352,900        36,785,351
QUALCOMM, Inc.                                      1,048,700        44,464,880
Research In Motion Ltd. (a)                           137,400        11,324,508
                                                                 --------------
                                                                    121,656,055
                                                                 --------------
COMPUTER HARDWARE/STORAGE-7.0%
Apple Computer, Inc. (a)                              311,400        20,054,160
Dell, Inc. (a)                                      1,282,600        54,048,763
EMC Corp. (a)                                         949,000        14,111,630
                                                                 --------------
                                                                     88,214,553
                                                                 --------------
COMPUTER PERIPHERALS-1.1%
Network Appliance, Inc. (a)                           408,700        13,577,014
                                                                 --------------
INTERNET MEDIA-5.1%
Yahoo!, Inc. (a)                                    1,694,800        63,860,064
                                                                 --------------
SEMI-CONDUCTOR COMPONENTS-5.6%
Advanced Micro Devices, Inc. (a)                      671,200        14,779,824
Altera Corp. (a)                                      581,400        12,034,980
Broadcom Corp. Cl. A (a)                              716,600        23,131,848
Marvell Technology Group Ltd. (Bermuda) (a)           576,200        20,437,814
                                                                 --------------
                                                                     70,384,466
                                                                 --------------
SOFTWARE-2.7%
Microsoft Corp.                                       414,400        11,068,624
Symantec Corp. (a)                                    875,500        22,552,880
                                                                 --------------
                                                                     33,621,504
                                                                 --------------
                                                                    391,313,656
                                                                 --------------
CONSUMER SERVICES-23.5%
BROADCASTING & CABLE-2.3%
The E.W. Scripps Co. Cl. A                            506,200        24,439,336
Univision Communications, Inc.
Cl. A (a)                                             154,610         4,525,435
                                                                 --------------
                                                                     28,964,771
                                                                 --------------
ENTERTAINMENT & LEISURE-1.4%
Carnival Corp. (Panama)                               299,800        17,277,474
                                                                 --------------
RESTAURANT & LODGING-1.1%
Starbucks Corp. (a)                                   234,500        14,623,420
                                                                 --------------
RETAIL-GENERAL MERCHANDISE-13.3%
Amazon.com, Inc. (a)                                  116,200         5,146,498
Bed Bath & Beyond, Inc. (a)                           471,600        18,783,828
eBay, Inc. (a)                                        532,600        61,930,728
Lowe's Cos., Inc.                                     829,800        47,788,182
Target Corp.                                          643,600        33,422,148
                                                                 --------------
                                                                    167,071,384
                                                                 --------------
MISCELLANEOUS-5.4%
Apollo Group, Inc. Cl. A (a)                           94,300         7,610,953
Electronic Arts, Inc. (a)                             765,900        47,240,712
Google, Inc. Cl. A (a)                                 72,300        13,961,130
                                                                 --------------
                                                                     68,812,795
                                                                 --------------
                                                                    296,749,844
                                                                 --------------
HEALTHCARE-19.4%
BIOTECHNOLOGY-3.6%
Amgen, Inc. (a)                                       576,600        36,988,890
Biogen Idec, Inc. (a)                                 123,800         8,246,318
                                                                 --------------
                                                                     45,235,208
                                                                 --------------
DRUGS-2.9%
Pfizer, Inc.                                          314,600         8,459,594
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)    935,000        27,919,100
                                                                 --------------
                                                                     36,378,694
                                                                 --------------
MEDICAL PRODUCTS-8.0%
Alcon, Inc. (Switzerland)                             288,100        23,220,860
Boston Scientific Corp. (a)                           551,500        19,605,825
St. Jude Medical, Inc. (a)                            795,000        33,334,350
Zimmer Holdings, Inc. (a)                             304,000        24,356,480
                                                                 --------------
                                                                    100,517,515
                                                                 --------------
MEDICAL SERVICES-4.9%
UnitedHealth Group, Inc.                              445,100        39,182,153
WellPoint Health Networks,
Inc. (a)                                              196,600        22,609,000
                                                                 --------------
                                                                     61,791,153
                                                                 --------------
                                                                    243,922,570
                                                                 --------------
FINANCE-13.8%
BANKING-MONEY CENTER-1.3%
JPMorgan Chase & Co.                                  409,300        15,966,793
                                                                 --------------
BROKERAGE & MONEY MANAGEMENT-2.1%
Franklin Resources, Inc.                              111,200         7,745,080
Merrill Lynch & Co., Inc.                             314,600        18,803,642
                                                                 --------------
                                                                     26,548,722
                                                                 --------------
INSURANCE-5.4%
AFLAC, Inc.                                           173,500         6,912,240
American International Group, Inc.                    657,492        43,177,500
The Progressive Corp.                                 215,400        18,274,536
                                                                 --------------
                                                                     68,364,276
                                                                 --------------


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
MISCELLANEOUS-5.0%
Citigroup, Inc.                                       525,200    $   25,304,136
MBNA Corp.                                          1,357,800        38,276,382
                                                                 --------------
                                                                     63,580,518
                                                                 --------------
                                                                    174,460,309
                                                                 --------------
CONSUMER STAPLES-3.3%
COSMETICS-2.1%
Avon Products, Inc.                                   688,800        26,656,560
                                                                 --------------
HOUSEHOLD PRODUCTS-1.2%
The Procter & Gamble Co.                              265,000        14,596,200
                                                                 --------------
                                                                     41,252,760
                                                                 --------------
ENERGY-3.0%
OIL SERVICE-3.0%
Halliburton Co.                                       247,500         9,711,900
Nabors Industries Ltd. (Bermuda) (a)                  552,800        28,353,112
                                                                 --------------
                                                                     38,065,012
                                                                 --------------
CAPITAL GOODS-2.7%
MISCELLANEOUS-2.7%
General Electric Co.                                  925,800        33,791,700
                                                                 --------------


                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER MANUFACTURING-2.2%
BUILDING & RELATED-2.2%
Pulte Homes, Inc.                                     437,800    $   27,931,640
                                                                 --------------
Total Common Stocks
  (cost $975,608,588)                                             1,247,487,491
                                                                 --------------
SHORT-TERM INVESTMENT-0.9%
TIME DEPOSIT-0.9%
The Bank of New York
  1.50%, 1/03/05
  (cost $10,997,000)                                 $ 10,997        10,997,000
                                                                 --------------
TOTAL INVESTMENTS-99.9%
  (cost $986,605,588)                                             1,258,484,491
Other assets less liabilities-0.1%                                    1,109,392
                                                                 --------------
NET ASSETS-100%                                                  $1,259,593,883
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


7


PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $986,605,588)        $1,258,484,491
  Cash                                                                       22
  Receivable for investment securities sold                           3,497,628
  Dividends and interest receivable                                     467,420
  Receivable for capital stock sold                                     208,261
                                                                 --------------
  Total assets                                                    1,262,657,822
                                                                 --------------
LIABILITIES
  Payable for capital stock redeemed                                  1,422,294
  Advisory fee payable                                                  800,037
  Payable for investment securities purchased                           456,642
  Distribution fee payable                                              127,217
  Administrative fee payable                                             17,500
  Transfer agent fee payable                                                 60
  Accrued expenses                                                      240,189
                                                                 --------------
  Total liabilities                                                   3,063,939
                                                                 --------------
NET ASSETS                                                       $1,259,593,883
                                                                 ==============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       54,109
  Additional paid-in capital                                      1,803,819,166
  Undistributed net investment income                                    44,513
  Accumulated net realized loss on investment transactions         (816,202,808)
  Net unrealized appreciation of investments                        271,878,903
                                                                 --------------
                                                                 $1,259,593,883
                                                                 ==============
CLASS A SHARES
  Net assets                                                     $  656,543,932
                                                                 ==============
  Shares of capital stock outstanding                                28,011,580
                                                                 ==============
  Net asset value per share                                      $        23.44
                                                                 ==============
CLASS B SHARES
  Net assets                                                     $  603,049,951
                                                                 ==============
  Shares of capital stock outstanding                                26,097,742
                                                                 ==============
  Net asset value per share                                      $        23.11
                                                                 ==============


See Notes to Financial Statements.


8


PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $184,401)          $  9,120,102
  Interest                                                             48,936
                                                                 ------------
  Total investment income                                           9,169,038
                                                                 ------------
EXPENSES
  Advisory fee                                                     12,506,756
  Distribution fee -- Class B                                       1,554,412
  Printing                                                            375,563
  Custodian                                                           254,714
  Administrative                                                       69,000
  Audit                                                                41,750
  Legal                                                                 5,000
  Directors' fees                                                       1,000
  Transfer agency                                                         859
  Miscellaneous                                                        26,925
                                                                 ------------
  Total expenses                                                   14,835,979
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                   (2,393,982)
                                                                 ------------
  Net expenses                                                     12,441,997
                                                                 ------------
  Net investment loss                                              (3,272,959)
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                    112,065,843(a)
  Net change in unrealized appreciation/depreciation of
    Investments                                                   (11,444,905)
                                                                 ------------
  Net gain on investment transactions                             100,620,938
                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 97,347,979
                                                                 ============


(a) On April 30, 2004, the Portfolio had a redemption-in-kind with total proceeds in the amount of $130,541,513. The net realized gain of the transactions of $15,783,738 will not be realized for tax purposes.

See Notes to Financial Statements.


9


PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2004             2003
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $   (3,272,959)  $   (5,000,925)
  Net realized gain (loss) on investment
    transactions                                   112,065,843      (79,811,980)
  Net change in unrealized appreciation/
    depreciation of investments                    (11,444,905)     393,353,656
                                                --------------   --------------
  Net increase in net assets from operations        97,347,979      308,540,751

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (449,453,220)     (59,908,719)
                                                --------------   --------------
  Total increase (decrease)                       (352,105,241)     248,632,032

NET ASSETS
  Beginning of period                            1,611,699,124    1,363,067,092
                                                --------------   --------------
  End of period (including undistributed net
    investment income of $44,513 and $0,
    respectively)                               $1,259,593,883   $1,611,699,124
                                                ==============   ==============


See Notes to Financial Statements.


10


PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Premier Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $2,393,982. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $2,982,600, of which $216,322 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                  PURCHASES          SALES
                                                ==============   ==============
Investment securities
  (excluding U.S. government securities)        $  977,540,373   $1,420,937,901
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  995,198,229
                                                                 ==============
Gross unrealized appreciation                                    $  271,095,290
Gross unrealized depreciation                                        (7,809,028)
                                                                 --------------
Net unrealized appreciation                                      $  263,286,262
                                                                 ==============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


13


PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              541,796     1,261,503   $  11,866,276   $  24,349,408
Shares redeemed      (15,060,638)   (8,537,343)   (326,511,199)   (160,817,203)
                     -----------   -----------   -------------   -------------
Net decrease         (14,518,842)   (7,275,840)  $(314,644,923)  $(136,467,795)
                     ===========   ===========   =============   =============

CLASS B
Shares sold            3,994,801     8,653,586   $  86,087,736   $ 164,814,247
Shares redeemed      (10,419,161)   (4,698,475)   (220,896,033)    (88,255,171)
                     -----------   -----------   -------------   -------------
Net increase
  (decrease)          (6,424,360)    3,955,111   $(134,808,297)  $  76,559,076
                     ===========   ===========   =============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(807,565,654)(a)
Unrealized appreciation/(depreciation)                           263,286,262(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(544,279,392)
                                                               =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $807,565,654 of which $162,234,067 will expire in the year 2009, $478,225,244 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $75,488,264.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

During the current fiscal year, permanent differences, primarily due to net operating losses, the tax treatment of the dividends received, and the tax treatment of the redemption in kind resulted in a net increase in undistributed net investment income, an increase in accumulated net realized loss on investment transactions, and an increase in additional paid in capital. This reclassification had no effect on net assets.


15


PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory
Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


17


PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $21.58       $17.45       $25.16       $32.05       $40.45

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.03)(b)     (.05)(b)     (.08)        (.06)        (.11)
Net realized and unrealized gain (loss)
  on investment transactions                    1.89         4.18        (7.63)       (5.31)       (6.18)
Net increase (decrease) in net asset
  value from operations                         1.86         4.13        (7.71)       (5.37)       (6.29)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (1.38)       (2.11)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-        (.14)          -0-
Total distributions                               -0-          -0-          -0-       (1.52)       (2.11)
Net asset value, end of period                $23.44       $21.58       $17.45       $25.16       $32.05

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.62%       23.67%      (30.64)%     (17.21)%     (16.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $656,544     $917,935     $869,130   $1,586,575   $2,148,332
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .81%        1.04%        1.05%        1.04%        1.04%
  Expenses, before waivers and
    reimbursements                               .98%        1.05%        1.05%        1.04%        1.04%
  Net investment loss                           (.13)%(b)    (.24)%(b)    (.41)%       (.21)%       (.29)%
Portfolio turnover rate                           73%          79%         109%          49%          41%



See footnote summary on page 19.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $21.33       $17.29       $25.00       $31.93       $40.40

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.08)(b)     (.09)(b)     (.13)        (.12)        (.18)
Net realized and unrealized gain (loss)
  on investment transactions                    1.86         4.13        (7.58)       (5.29)       (6.18)
Net increase (decrease) in net asset
  value from operations                         1.78         4.04        (7.71)       (5.41)       (6.36)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (1.38)       (2.11)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-        (.14)          -0-
Total distributions                               -0-          -0-          -0-       (1.52)       (2.11)
Net asset value, end of period                $23.11       $21.33       $17.29       $25.00       $31.93

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.34%       23.37%      (30.84)%     (17.40)%     (16.78)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $603,050     $693,764     $493,937     $572,266     $336,104
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.06%        1.29%        1.31%        1.29%        1.30%
  Expenses, before waivers and
    reimbursements                              1.24%        1.30%        1.31%        1.29%        1.30%
  Net investment loss                           (.38)%(b)    (.49)%(b)    (.64)%       (.47)%       (.51)%
Portfolio turnover rate                           73%          79%         109%          49%          41%



(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


19


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Premier Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Premier Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


20


PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


21


PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                  PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                     PRINCIPAL                                    COMPLEX         DIRECTORSHIP
   DATE OF BIRTH,                   OCCUPATION(S)                                 OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                 DURING PAST 5 YEARS                              DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#       Investment adviser and an independent                   113             None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered invest-
Greenwich, CT 06830           ment adviser, with which he had been associ-
Chairman of the Board         ated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block,#,**               Formerly Executive Vice President and                    94             None
500 SE Mizner Blvd.           Chief Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States; Chair-
11/7/30                       man and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former
                              Governor at Large National Association
                              of Securities Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December                   95             None
P.O. Box 167                  1994, he was Senior Vice President of Alliance
Spring Lake, NJ 07762         Capital Management Corporation ("ACMC")
10/23/29                      responsible for mutual fund administration.
(1990)                        Prior to joining ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt Asset Manage-
                              ment since 1968. Prior to that, he was a Senior
                              Manager at Price Waterhouse & Co.  Member
                              of American Institute of Certified Public
                              Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save                   98             None
P.O. Box 12                   Venice, Inc. (preservation organization)
Annandale, NY 12504           from 2001-2002, Senior Advisor from
2/19/42                       June 1999-June 2000 and President
(1992)                        of Historic Hudson Valley (historic
                              preservation) from December 1989-
                              May 1999. Previously, Director of the
                              National Academy of Design and during
                              1988-1992, Director and Chairman
                              of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


22


PREMIER GROWTH PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                               PRINCIPAL
  NAME, ADDRESS*           POSITION(S) HELD                      PRINCIPAL OCCUPATION
AND DATE OF BIRTH             WITH FUND                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer              President                   Executive Vice President of Alliance Capital Management
10/2/57                                                Corporation ("ACMC")** since 2001; prior thereto,
                                                       Chief Executive Officer of Sanford C. Bernstein & Co.,
                                                       LLC and its predecessor since prior to 2000.

Philip L. Kirstein         Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                    and Independent             Officer-Mutual Funds of ACMC,** with which he
                           Compliance Officer          has been associated since October 2004. Prior thereto,
                                                       he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                       from October 2003 to October 2004, and General
                                                       Counsel and First Vice President of Merrill Lynch
                                                       Investment Managers L.P. since prior to 2000 until
                                                       March 2003.

Thomas J. Bardong          Vice President              Senior Vice President of ACMC**, with which he has
4/28/45                                                been associated since prior to 2000.

Thomas Kamp(1)             Vice President              Senior Vice President of ACMC**, with which he has
8/11/61                                                been associated since prior to 2000.

Daniel Nordby              Vice President              Senior Vice President of ACMC**, with which he has
4/27/44                                                been associated since 2000.

Michael J. Reilly          Vice President              Senior Vice President of ACMC** with which he has
6/3/64                                                 been associated since prior to 2000.

Mark R. Manley             Secretary                   Senior Vice President, Deputy General Counsel and
10/23/62                                               Chief Compliance Officer of ACMC**, with
                                                       which he has been associated since prior to 2000.

Mark D. Gersten            Treasurer and Chief         Senior Vice President of Alliance Global Investor
10/4/50                    Financial Officer           Services, Inc. ("AGIS")** and Vice President
                                                       of AllianceBernstein Investment Research and
                                                       Management, Inc. ("ABIRM")**, with which he
                                                       has been associated since prior to 2000.

Thomas R. Manley           Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                 associated since prior to 2000.



(1) Mr. Kamp is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                VARIABLE PRODUCTS
               --------------------------------------------------
                                   SERIES FUND
               --------------------------------------------------
                                ALLIANCEBERNSTEIN
               --------------------------------------------------
                                SMALL CAP GROWTH
               --------------------------------------------------
                                    PORTFOLIO
               --------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 2004

The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.



Investment Products Offered
============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
============================

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SMALL CAP GROWTH PORTFOLIO       AllianceBernstein Variable Products Series Fund
================================================================================


LETTER TO INVESTORS

February 9, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the "Portfolio"), formerly named AllianceBernstein Quasar Portfolio, for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with the potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States. Current income is incidental to the Portfolio's objective.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended December 31, 2004 and since the Portfolio's Class A shares inception on August 5, 1996.

Driven by a robust market for small-cap growth stocks, the Portfolio posted strong absolute gains during 2004, exceeding the broader market, as measured by the Standard & Poor's (S&P) 500 Stock Index, and marginally outperforming its benchmark. All sectors of the Portfolio, with the exception of the health care sector, generated solidly positive returns. Non-traditional growth sectors within the Portfolio, including the industrials, energy and financials sectors, had the strongest gains, each returning in excess of 30% during the annual period under review.

Sector allocations drove the Portfolio's outperformance versus its benchmark, as the Portfolio benefited from an overweighted position in the very strong performing energy sector. Stock selection was roughly neutral to relative returns as strong performance in the technology sector was offset by disappointing stock selection within the health care sector.

MARKET REVIEW AND INVESTMENT STRATEGY
Driven by a strong fourth quarter rally, small-cap growth stocks, as represented by the Russell 2000 Growth Index, gained 14.31% in 2004. This return reflects significant outperformance versus the broader market, as measured by the S&P 500 Stock Index, which gained 10.87% over the same period. In a reversal of trends experienced in 2003, slower-growing, more value-oriented shares were the strongest performers during 2004. All sectors, with the exception of the technology sector, turned in solid double-digit returns. The energy sector was the standout performer with a gain of more than 50% for the year. Despite rising almost 20% in the fourth quarter, technology shares finished the year down roughly 2.5%.

During the annual reporting period, the Portfolio's management team increased the Portfolio's holdings in commercial services and software/IT services stocks in anticipation of improving corporate spending trends. The team also increased its energy exposure based on the belief that higher longer-term commodity price trends will drive strong profit growth for oil service and exploration & production (E&P) companies. Funding these increases were reductions in the Portfolio's exposure to semiconductors, media and industrials. As of December 31, 2004, the Portfolio held overweighted positions in the consumer/commercial services and energy sectors, and notably underweighted positions in the health care, financials and industrials sectors. Cash was managed to only minimal levels throughout the reporting period.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Small Cap Growth Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE           AllianceBernstein Variable Products Series Fund
================================================================================


An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Growth Portfolio.

A Word About Risk
The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio invests in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


-------------------------------------------------------------------------------
(Historical Performance continued on next page)

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)   AllianceBernstein Variable Products Series Fund



                                                                                  Returns
                                                                 --------------------------------------------
  THE PORTFOLIO VS. ITS BENCHMARK
  PERIODS ENDED DECEMBER 31, 2004                                1 Year          5 Years     Since Inception*
-------------------------------------------------------------------------------------------------------------
  AllianceBernstein Small Cap Growth Portfolio Class A           14.55%           -0.95%           3.59%
-------------------------------------------------------------------------------------------------------------
  Russell 2000 Growth Index                                      14.31%           -3.57%           4.85%
-------------------------------------------------------------------------------------------------------------


  * Inception Date: 8/5/96 for Class A shares.


  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A
  GROWTH OF A $10,000 INVESTMENT
  8/5/96* - 12/31/04


Russell 2000 Growth Index: $14,897

AllianceBernstein Small Cap Growth Portfolio Class A: $13,456


                     [TABLE BELOW REPRESENT MOUNTAIN CHART]


                         AllianceBernstein
                         Small Cap Growth
                         Portfolio Class A             Russell 2000 Growth Index
--------------------------------------------------------------------------------
8/5/96*                      $10,000                            $10,000
12/31/96                     $10,640                            $10,921
12/31/97                     $12,619                            $12,335
12/31/98                     $12,052                            $12,487
12/31/99                     $14,111                            $17,867
12/31/00                     $13,252                            $13,860
12/31/01                     $11,562                            $12,581
12/31/02                     $ 7,889                            $ 8,774
12/31/03                     $11,746                            $13,032
12/31/04                     $13,456                            $14,897


* Since inception of the Portfolio's Class A shares on 8/5/96.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 8/5/96* to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------
See Historical Performance and Benchmark disclosures on previous page.

FUND EXPENSES                    AllianceBernstein Variable Products Series Fund
================================================================================


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning          Ending
                                         Account Value     Account Value      Expenses Paid       Annualized
SmallCap Growth Portfolio                July 1, 2004    December 31, 2004   During Period*     Expense Ratio*
-------------------------              ----------------   ----------------   ----------------   ----------------

Class A
Actual.................................   $    1,000       $    1,101.13        $     5.92           1.12%
Hypothetical
   (5% return before expenses).........   $    1,000       $    1,019.51        $     5.69           1.12%

Class B
Actual.................................   $    1,000       $    1,100.19        $     7.39           1.40%
Hypothetical
   (5% return before expenses).........   $    1,000       $    1,018.10        $     7.10           1.40%




--------------------------------------------------------------------------------
* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004               AllianceBernstein Variable Products Series Fund
================================================================================



===========================================================================================================
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
===========================================================================================================
   Insight Enterprises, Inc.                                $    1,432,296                     1.7%
-----------------------------------------------------------------------------------------------------------
   TTM Technologies, Inc.                                        1,315,700                     1.5
-----------------------------------------------------------------------------------------------------------
   Dycom Industries, Inc.                                        1,312,360                     1.5
-----------------------------------------------------------------------------------------------------------
   Resources Connection, Inc.                                    1,298,009                     1.5
-----------------------------------------------------------------------------------------------------------
   Scansource, Inc.                                              1,295,414                     1.5
-----------------------------------------------------------------------------------------------------------
   Actuant Corp. Cl.A                                            1,293,320                     1.5
-----------------------------------------------------------------------------------------------------------
   Quest Software, Inc.                                          1,269,620                     1.5
-----------------------------------------------------------------------------------------------------------
   Avocent Corp.                                                 1,268,276                     1.5
-----------------------------------------------------------------------------------------------------------
   Laureate Education, Inc.                                      1,222,175                     1.4
-----------------------------------------------------------------------------------------------------------
   MGI Pharma, Inc.                                              1,151,211                     1.3
                                                               -----------                    -----
                                                            $   12,858,381                    14.9%

SECTOR DIVERSIFICATION
December 31, 2004


===========================================================================================================
   SECTOR                                                    U.S. $ VALUE             PERCENT OF NET ASSETS
===========================================================================================================
   Consumer Services                                        $   22,577,662                    26.2%
-----------------------------------------------------------------------------------------------------------
   Technology                                                   21,827,959                    25.4
-----------------------------------------------------------------------------------------------------------
   Healthcare                                                   13,167,991                    15.3
-----------------------------------------------------------------------------------------------------------
   Capital Goods                                                 7,478,017                     8.7
-----------------------------------------------------------------------------------------------------------
   Energy                                                        7,168,488                     8.3
-----------------------------------------------------------------------------------------------------------
   Finance                                                       6,980,673                     8.1
-----------------------------------------------------------------------------------------------------------
   Transportation                                                2,816,078                     3.3
-----------------------------------------------------------------------------------------------------------
   Basic Industry                                                2,263,163                     2.6
-----------------------------------------------------------------------------------------------------------
   Consumer Staples                                                788,640                     0.9
                                                               -----------                   ------
-----------------------------------------------------------------------------------------------------------
   Total Investments*                                           85,068,671                    98.8
-----------------------------------------------------------------------------------------------------------
   Cash and receivables, net of liabilities                      1,040,454                     1.2
                                                               -----------                   ------
-----------------------------------------------------------------------------------------------------------
   Net Assets                                               $   86,109,125                   100.0%


--------------------------------------------------------------------------------
* Excludes short-term investments.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


Company                               Shares    U.S. $ Value
------------------------------------------------------------
COMMON STOCKS-98.8%
CONSUMER SERVICES-26.2%
ADVERTISING-2.1%
Digitas, Inc. (a) .............       109,700   $ 1,047,635
Startek, Inc. .................        26,600       756,770
                                                -----------
                                                  1,804,405
                                                -----------
APPAREL-1.1%
Carter's, Inc. (a) ............        27,200       924,528
                                                -----------
BROADCASTING &
   CABLE-2.0%
Cumulus Media, Inc. Cl.A (a) ..        58,082       875,877
Entravision Communications
   Corp. Cl.A (a) .............       101,100       844,185
                                                -----------
                                                  1,720,062
                                                -----------
ENTERTAINMENT/
LEISURE-1.0%
Activision, Inc. (a) ..........        45,550       919,199
                                                -----------
GAMING-1.0%
Station Casinos, Inc. .........        16,100       880,348
                                                -----------
RETAIL-GENERAL
MERCHANDISE-3.2%
Dick's Sporting Goods,
   Inc. (a) ...................        30,810     1,082,972
Too, Inc. (a) .................        36,200       885,452
Tuesday Morning Corp. (a) .....        25,500       781,065
                                                -----------
                                                  2,749,489
                                                -----------
MISCELLANEOUS-15.8%
Bright Horizons Family
Solutions, Inc. (a) ...........        15,200       984,352
Charles River Associates,
   Inc. (a) ...................        16,100       752,997
Dycom Industries, Inc. (a)  ...        43,000     1,312,360
Hughes Supply, Inc. ...........        31,600     1,022,260
Huron Consulting Group,
   Inc. (a) ...................        31,800       705,960
Insight Enterprises, Inc. (a) .        69,800     1,432,296
Laureate Education, Inc. (a) ..        27,720     1,222,175
Life Time Fitness, Inc. (a) ...        35,400       916,152
MSC Industrial Direct Co., Inc.
   Cl.A ......................         25,600       921,088
Niku Corp.(a) .................        23,800       479,808
Resources Connection,
   Inc. (a) ...................        23,900     1,298,009
Scansource, Inc. (a) ..........        20,840     1,295,414
Strayer Education, Inc. .......         9,100       999,089
ZipRealty, Inc. (a) ...........        13,300       237,671
                                                -----------
                                                 13,579,631
                                                -----------
                                                 22,577,662
                                                -----------
TECHNOLOGY-25.4%
COMMUNICATION
   SERVICES-0.7%
InPhonic, Inc. (a) ............        20,800       571,584
                                                -----------
COMPUTER HARDWARE /
STORAGE-1.5%
Avocent Corp. (a) .............        31,300     1,268,276
                                                -----------
COMPUTER SERVICES-6.4%
Alliance Data Systems
   Corp. (a) ..................        23,800     1,130,024
Cogent, Inc. (a) ..............         9,500       313,500
Euronet Worldwide, Inc. (a) ...        42,700     1,111,054
Kanbay International, Inc. (a)         27,700       867,010
Ness Technologies, Inc. (a) ...        69,400     1,034,060
Sapient Corp. (a) .............       129,500     1,024,345
                                                -----------
                                                  5,479,993
                                                -----------
CONTRACT
MANUFACTURING-0.8%
Semtech Corp. (a) .............        29,600       647,352
                                                -----------
INTERNET
   INFRASTRUCTURE -1.8%
RightNow Technologies,
   Inc. (a) ...................        31,400       507,110
SupportSoft, Inc. (a) .........       155,800     1,037,628
                                                -----------
                                                  1,544,738
                                                -----------
SEMI-CONDUCTOR
   CAPITAL EQUIPMENT-1.2%
FormFactor, Inc. (a) ..........        38,100     1,034,034
                                                -----------
SEMI-CONDUCTOR
   COMPONENTS-1.3%
Microsemi Corp. (a) ...........        36,200       628,432
Silicon Image, Inc. (a) .......        30,900       508,614
                                                -----------
                                                  1,137,046
                                                -----------
SOFTWARE-3.7%
Audible, Inc. .................        31,800       828,390
Macromedia, Inc. (a) ..........        36,400     1,132,768
Quest Software, Inc. (a) ......        79,600     1,269,620
                                                -----------
                                                  3,230,778
                                                -----------
MISCELLANEOUS-8.0%
Amphenol Corp. Cl.A (a) .......        24,450       898,293
Exar Corp. (a) ................        39,200       556,248
Kronos, Inc. (a) ..............        16,900       864,097
Micros Sytems, Inc. (a) .......        12,200       952,332
O2MICRO International,
   Ltd. (a) ...................        39,100       447,304
Power-One, Inc. (a) ...........        74,400       663,648
Tektronix, Inc. ...............        17,197       519,521
TNS, Inc. (a) .................        31,900       697,015
TTM Technologies, Inc. (a)  ...       111,500     1,315,700
                                                -----------
                                                  6,914,158
                                                -----------
                                                 21,827,959
                                                -----------
HEALTHCARE-15.3%
BIOTECHNOLOGY-7.7%
Indevus Pharmaceuticals,
   Inc. (a) ...................        98,700       588,252
Martek Biosciences Corp. (a) ..        20,500     1,049,600
MGI Pharma, Inc. (a) ..........        41,100     1,151,211

                                 AllianceBernstein Variable Products Series Fund
================================================================================



Company                               Shares    U.S. $ Value
------------------------------------------------------------
Neopharm, Inc. (a) ...........        53,900   $   674,289
Protein Design Labs, Inc. (a)         36,000       743,760
Seattle Genetics, Inc. (a)  ..        61,400       400,942
Serologicals Corp. (a) .......        34,400       760,928
Techne Corp. (a) .............        20,200       785,780
Telik, Inc. (a) ..............        24,100       461,274
                                               -----------
                                                 6,616,036
                                               -----------
DRUGS-0.7%
Connetics Corp. (a) ..........        26,700       648,543
                                               -----------
MEDICAL PRODUCTS-4.2%
Abaxis, Inc. (a) .............        35,900       520,191
Adeza Biomedical Corp. (a)  ..         1,300        22,815
Angiotech Pharmaceuticals,
   Inc. (a) ..................        45,900       846,855
Animas Corp. (a) .............        34,200       534,546
Inamed Corp. (a) .............        13,648       863,236
OraSure Technologies,
   Inc. (a) ..................        60,500       406,560
Vnus Medical Technologies (a)         28,500       385,320
                                               -----------
                                                 3,579,523
                                               -----------
MEDICAL SERVICES-2.7%
Labone, Inc. (a) .............        29,600       948,384
SFBC International, Inc. (a) .        14,000       553,000
Stericycle, Inc. (a) .........        17,900       822,505
                                               -----------
                                                 2,323,889
                                               -----------
                                                13,167,991
                                               -----------
CAPITAL GOODS-8.7%
ELECTRICAL
EQUIPMENT-2.4%
Engineered Support Systems,
   Inc. ......................        11,625       688,433
Essex Corp. (a) ..............        31,700       641,925
United Defense Industries,
   Inc. (a) ..................        15,000       708,750
                                               -----------
                                                 2,039,108
                                               -----------
MACHINERY-3.3%
Actuant Corp. Cl.A (a) .......        24,800     1,293,320
Commercial Vehicle Group,
   Inc. (a) ..................        41,500       905,945
OshKosh Truck Corp. ..........         9,900       676,962
                                               -----------
                                                 2,876,227
                                               -----------
MISCELLANEOUS-3.0%
Graftech International
   Ltd. (a) ..................        96,700       914,782
IDEX Corp. ...................        21,300       862,650
Simpson Manufacturing Co.,
   Inc. ......................        22,500       785,250
                                                 2,562,682
                                               -----------
                                                 7,478,017
                                               -----------
ENERGY-8.3%
OIL SERVICE-7.4%
Bill Barrett Corp. (a) .......        12,800   $   409,472
Cimarex Energy Co. (a) .......        15,000       568,500

Core Laboratories NV (a) .....        29,500       688,825
FMC Technologies, Inc. (a)  ..        31,600     1,017,520
Helmerich & Payne, Inc. ......        26,800       912,272
Range Resources Corp. ........        48,400       990,264
Spinnaker Exploration Co. (a)         17,300       606,711
W-H Energy Services, Inc. (a)         31,200       697,632
Whiting Petroleum Corp. (a) ..        17,100       517,275
                                               -----------
                                                 6,408,471
                                               -----------
PIPELINES-0.9%
Hydril Co. (a) ...............        16,700       760,017
                                               -----------
                                                 7,168,488
                                               -----------
FINANCE-8.1%
BANKING-MONEY
   CENTER-1.1%
Community Bancorp (a) ........        11,500       351,900
UCBH Holdings, Inc. ..........         6,900       316,158
Wintrust Financial Corp. .....         5,700       324,672
                                               -----------
                                                   992,730
                                               -----------
BANKING-REGIONAL-1.4%
Oriental Financial Group .....        20,240       572,994
R&G Financial Corp. Cl.B .....        16,200       629,856
                                               -----------
                                                 1,202,850
                                               -----------
BROKERAGE & MONEY
   MANAGEMENT-2.2%
Affiliated Managers Group,
   Inc. (a) ..................         9,000       609,660
Greenhill & Co., Inc. ........        13,700       393,190
Southwest Bancorporation of
Texas, Inc. ..................        37,300       868,717
                                               -----------
                                                 1,871,567
                                               -----------
INSURANCE-1.6%
Primus Guaranty Ltd.
   (Bermuda) (a) .............        47,600       780,164
Triad Guaranty, Inc. (a) .....        10,100       610,848
                                               -----------
                                                 1,391,012
                                               -----------
MISCELLANEOUS-1.8%
Advance America Cash
   Advance Centers, Inc. (a)..         9,340       213,886
Archipelago Holdings, Inc. (a)        21,400       448,972
Investors Financial Services
   Corp. .....................        17,200       859,656
                                                 1,522,514
                                               -----------
                                                 6,980,673
                                               -----------

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------
TRANSPORTATION-3.3%
AIR FREIGHT-1.3%
UTI Worldwide, Inc.
   (U.S. Virgin Islands) .......................         16,600    $  1,129,132
                                                                   ------------
SHIPPING-1.0%
Kirby Corp. (a) ................................         19,200         852,096
                                                                   ------------
TRUCKING-1.0%
Werner Enterprises, Inc. .......................         36,875         834,850
                                                                   ------------
                                                                      2,816,078
                                                                   ------------
BASIC INDUSTRY-2.6%
CHEMICALS-1.6%
Georgia Gulf Corp. .............................         11,200         557,760
Hexcel Corp. (a) ...............................         56,400         817,800
                                                                   ------------
                                                                      1,375,560
                                                                   ------------
MINING & METALS-1.0%
Allegheny Technologies, Inc. ...................         40,960         887,603
                                                                   ------------
                                                                      2,263,163
                                                                   ------------
CONSUMER STAPLES-0.9%
HOUSEHOLD
   PRODUCTS-0.9%
Tempur-Pedic International,
   Inc. (a) ....................................         37,200         788,640
Total Common Stocks
   (cost $65,391,798) ..........................                     85,068,671
                                                                   ------------
SHORT-TERM
   INVESTMENT-1.7%
TIME DEPOSIT-1.7%
The Bank of New York
   1.50%, 1/03/05
   (cost $1,434,000) ...........................          1,434       1,434,000
                                                                   ------------
TOTAL
   INVESTMENTS-100.5%
   (cost $66,825,798) ..........................                     86,502,671
Other assets less
   liabilities-(0.5%) ..........................                       (393,546)
                                                                   ------------
NET ASSETS-100% ................................                   $ 86,109,125
                                                                   ============

--------------------------------------------------------------------------------
(a) Non-income producing security.

   See Notes to Financial Statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================



ASSETS
   Investments in securities, at value (cost $66,825,798).......................  $   86,502,671
   Cash.........................................................................             919
   Receivable for investment securities sold....................................         314,417
   Receivable for capital stock sold............................................          11,200
   Dividends and interest receivable............................................           4,321
                                                                                  --------------
   Total assets.................................................................      86,833,528
                                                                                  --------------
LIABILITIES
   Payable for capital stock redeemed...........................................         330,326
   Payable for investment securities purchased..................................         198,796
   Advisory fee payable.........................................................          35,597
   Administrative fee payable...................................................          17,500
   Distribution fee payable.....................................................           6,074
   Transfer agent fee payable...................................................              60
   Accrued expenses.............................................................         136,050
                                                                                  --------------
   Total liabilities............................................................         724,403
                                                                                  --------------
NET ASSETS......................................................................  $   86,109,125
                                                                                  ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par........................................................  $        7,412
   Additional paid-in capital...................................................     136,482,611
   Accumulated net realized loss on investment transactions.....................     (70,057,771)
   Net unrealized appreciation of investments...................................      19,676,873
                                                                                  --------------
                                                                                  $   86,109,125
                                                                                  ==============
Class A Shares
   Net assets...................................................................  $   61,661,355
                                                                                  ==============
   Shares of capital stock outstanding..........................................       5,290,677

                                                                                  ==============
   Net asset value per share....................................................  $        11.65
                                                                                  ==============
Class B Shares
   Net assets...................................................................  $   24,447,770
                                                                                  ==============
   Shares of capital stock outstanding..........................................       2,120,897
                                                                                  ==============
   Net asset value per share....................................................  $        11.53
                                                                                  ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004     AllianceBernstein Variable Products Series Fund
================================================================================



INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $959)............................    $      145,913
   Interest.....................................................................            13,309
                                                                                    --------------
   Total investment income......................................................           159,222
                                                                                    --------------
EXPENSES
   Advisory fee.................................................................           721,220
   Distribution fee--Class B....................................................            46,884
   Custodian....................................................................           145,227
   Administrative...............................................................            69,000
   Audit........................................................................            41,750
   Printing.....................................................................            21,769

   Legal........................................................................            14,464
   Directors' fees..............................................................             1,000
   Transfer agency..............................................................               859
   Miscellaneous................................................................            10,671
                                                                                    --------------
   Total expenses...............................................................         1,072,844
   Less: expenses waived and reimbursed by the Adviser (see Note B).............          (132,548)
                                                                                    --------------
   Net expenses.................................................................           940,296

   Net investment loss..........................................................          (781,074)
REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
   Net realized gain on investment transactions.................................        10,953,121
   Net change in unrealized appreciation/depreciation of investments............           550,533
                                                                                    --------------
   Net gain on investment transactions..........................................        11,503,654
                                                                                    --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................    $   10,722,580
                                                                                    ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                 AllianceBernstein Variable Products Series Fund
================================================================================


                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2004               2003
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss..................................................     $     (781,074)    $     (981,904)
   Net realized gain on investment transactions.........................         10,953,121         17,151,773
   Net change in unrealized appreciation/depreciation of investments....            550,533         17,476,095
                                                                             --------------     --------------
   Net increase in net assets from operations...........................         10,722,580         33,645,964
CAPITAL STOCK TRANSACTIONS
   Net decrease.........................................................         (1,538,906)       (47,914,869)
                                                                             --------------     --------------
   Total increase (decrease)............................................          9,183,674        (14,268,905)
NET ASSETS
   Beginning of period..................................................         76,925,451         91,194,356
                                                                             --------------     --------------
   End of period (including accumulated net investment loss of
     $0 and $0, respectively)...........................................     $   86,109,125     $   76,925,451
                                                                             ==============     ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004                AllianceBernstein Variable Products Series Fund
================================================================================


NOTE A: Significant Accounting Policies
The AllianceBernstein Small Cap Growth Portfolio (the "Portfolio"), formerly Alliance Quasar Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's avarage daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $132,548. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $261,803, of which $2,007 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                                                Purchases             Sales
                                                                             --------------     --------------
Investment securities (excluding U.S. government securities)............     $   71,440,684     $   72,885,530
U.S. government securities..............................................                 -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost ......................................................................................     $   68,076,672
                                                                                                ==============
Gross unrealized appreciation..............................................................     $   20,124,624
Gross unrealized depreciation..............................................................         (1,698,625)
                                                                                                --------------
Net unrealized appreciation................................................................     $   18,425,999
                                                                                                ==============


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $558 which is included in the interest income in the accompanying statement of operations.

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


NOTE F: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                                       =================================== ====================================
                                                    Shares                                Amount
                                       =================================== ====================================
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2004               2003               2004               2003
                                       -------------       ------------       ------------       ------------
Class A
Shares sold.......................            802,498          1,879,099     $    8,496,602     $   16,198,723
Shares redeemed...................         (1,518,067)        (8,487,293)       (15,698,678)       (71,082,082)
                                       --------------     --------------     --------------     --------------
Net decrease......................           (715,569)        (6,608,194)    $   (7,202,076)    $  (54,883,359)
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................            975,376          1,989,555     $   10,075,709     $   16,775,516
Shares redeemed...................           (426,003)        (1,170,025)        (4,412,539)        (9,807,026)
                                       --------------     --------------     --------------     --------------
Net increase......................            549,373            819,530     $    5,663,170     $    6,968,490
                                       ==============     ==============     ==============     ==============


NOTE G: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H:Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: Components of Accumulated Earnings (Deficit)
As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(68,806,897)(a)
Unrealized appreciation/(depreciation)...................     18,425,999(b)
                                                            ------------
Total accumulated earnings/(deficit).....................   $(50,380,898)
                                                            ============

(a) On December 31, 2004, the Portfolio had a net capital loss carrryforward of $68,806,897 of which $213,259 expires in the year 2008, $23,270,400 expires in the year 2009, and $45,323,238 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $9,699,895.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a decrease in accumulated net investment losses, and a decrease in additional paid in capital. The reclassification had no effect on net assets.

                                 AllianceBernstein Variable Products Series Fund
================================================================================


NOTE J:Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================



As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS             AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                 =============================================================
                                                                            Class A
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2004         2003        2002         2001        2000
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $10.17       $ 6.83      $10.01       $11.84      $13.00
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment loss (a)........................      (.10)(b)     (.09)       (.07)(b)     (.07)(b)    (.06)(b)
Net realized and unrealized gain (loss)
   on investment transactions..................      1.58         3.43       (3.11)       (1.41)       (.71)
                                                   ------       ------      ------       ------       ------
Net increase (decrease) in net asset value
   from operations.............................      1.48         3.34       (3.18)       (1.48)       (.77)
                                                   ------       ------      ------       ------       ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...........        -0-          -0-         -0-          -0-       (.05)
Distributions from net realized gain
   on investment transactions..................        -0-          -0-         -0-        (.26)       (.34)
Distributions in excess of net realized gain
   on investment transactions..................        -0-          -0-         -0-        (.09)         -0-
                                                   ------       ------      ------       ------       ------
Total dividends and distributions..............        -0-          -0-         -0-        (.35)       (.39)
                                                   ------       ------      ------       ------       ------
Net asset value, end of period.................    $11.65       $10.17      $ 6.83       $10.01      $11.84
                                                   ======       ======      ======       ======      ======
Total Return
------------
Total investment return based on
   net asset value (c).........................     14.55%       48.90%     (31.77)%     (12.75)%     (6.09)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $61,661      $61,079     $86,093     $184,223    $232,239
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements...........................      1.14%        1.36%       1.11%         .95%        .95%
   Expenses, before waivers and
      reimbursements...........................      1.30%        1.36%       1.25%        1.16%       1.14%
   Net investment loss.........................      (.93)%(b)   (1.10)%      (.86)%(b)    (.70)%(b)   (.46)%(b)
Portfolio turnover rate........................        92%         129%        111%         113%        178%


--------------------------------------------------------------------------------
See footnote summary on page 20.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                      AllianceBernstein Variable Products Series Fund
================================================================================


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                 =============================================================
                                                                            Class B
                                                 =============================================================
                                                                    Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2004         2003        2002         2001        2000
                                                 ----------- -----------  ----------- -----------  -----------
Net asset value, beginning of period...........    $10.08       $ 6.78      $ 9.98       $11.82      $13.00
                                                   ------       ------      ------       ------      ------
Income From Investment Operations
---------------------------------
Net investment loss (a)........................      (.12)(b)     (.11)       (.09)(b)     (.09)(b)    (.03)(b)
Net realized and unrealized gain (loss)
   on investment transactions..................      1.57         3.41       (3.11)       (1.40)      (1.15)
                                                   ------       ------      ------       ------      ------
Net increase (decrease) in net asset value
   from operations.............................      1.45         3.30       (3.20)       (1.49)      (1.18)
                                                   ------       ------      ------       ------      ------
Less: Distributions
-------------------
Distributions from net realized gain
   on investment transactions..................        -0-          -0-         -0-        (.26)         -0-
Distributions in excess of net realized gain
   on investment transactions..................        -0-          -0-         -0-        (.09)         -0-
                                                   ------       ------      ------       ------      ------
Total distributions............................        -0-          -0-         -0-        (.35)         -0-
                                                   ------       ------      ------       ------      ------
Net asset value, end of period.................    $11.53       $10.08      $ 6.78        $9.98       $11.82
                                                   ======       ======      ======       ======      ======
Total Return
------------
Total investment return based on
   net asset value (c).........................     14.39%       48.67%     (32.06)%     (12.86)%     (8.16)%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)......   $24,448      $15,846      $5,101       $6,835        $435
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements...........................      1.40%        1.61%       1.37%        1.20%       1.20%(e)
   Expenses, before waivers and
      reimbursements...........................      1.56%        1.61%       1.51%        1.43%       1.41%(e)
   Net investment loss.........................     (1.19)%(b)   (1.37)%     (1.10)%(b)    (.98)%(b)   (.69)%(b)(e)
Portfolio turnover rate........................        92%         129%        111%         113%        178%


-------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Commencement of distribution.

(e) Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM           AllianceBernstein Variable Products Series Fund
================================================================================


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein SmallCap Growth Portfolio, formerly Alliance Quasar Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein SmallCap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
                                                          New York, New York
                                                          February 4, 2005

SMALL CAP GROWTH PORTFOLIO       AllianceBernstein Variable Products Series Fund
================================================================================


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)



CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


------------------------------------------------------------------------------
(1) Member of the Audit Committee and Governance and Nominating Committee.

SMALL CAP GROWTH PORTFOLIO       AllianceBernstein Variable Products Series Fund
================================================================================


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


---------------------------------------------------------------------------------------------------------------------------
                                              PORTFOLIOS                           IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                            COMPLEX         DIRECTORSHIP
      DATE OF BIRTH                         OCCUPATION(S)                        OVERSEEN BY          HELD BY
     (YEAR ELECTED*)                     DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#          Investment adviser and an independent               113               None
2 Sound View Drive               consultant. He was formerly Senior Manager
Suite 100                        of Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
Chairman of the Board            associated since prior to 2000. He was formerly
9/7/32                           Deputy Comptroller and Chief Investment
(1990)                           Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

Ruth Block, #, **                Formerly Executive Vice President and Chief         94                None
500 SE Mizner Blvd.              Insurance Officer of The Equitable Life
Boca Raton, FL 33432             Assurance Society of the United States;
11/7/30                          Chairman and Chief Executive Officer of Evlico;
(1992)                           Director of Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation; former Governor
                                 at Large National Association of Securities
                                 Dealers, Inc.

David H. Dievler,#               Independent consultant. Until December 1994,         95                None
P.O. Box 167                     he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762            Management Corporation ("ACMC") responsible
10/23/29                         for mutual fund administration. Prior to joining
(1990)                           ACMC in 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,#                 Consultant. Formerly President of Save Venice,       98                None
P.O. Box 12                      Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504              Senior Advisor from June 1999-June 2000
2/19/42                          and President of Historic Hudson Valley (historic
(1992)                           preservation) from December 1989-May 1999.
                                 Previously, Director of the National Academy of
                                 Design and during 1988-1992, Director and Chairman
                                 of the Audit Committee of ACMC.


--------------------------------------------------------------------------------
*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

SMALL CAP GROWTH PORTFOLIO       AllianceBernstein Variable Products Series Fund
================================================================================


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*              PRINCIPAL POSITION(S)                  PRINCIPAL OCCUPATION
    AND DATE OF BIRTH               HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    President                    Executive Vice President of Alliance Capital Manage-
10/2/57                                                       ment Corporation ("ACMC")** since 2001; prior thereto, Chief
                                                              Executive Officer of Sanford C. Bernstein & Co., LLC and its
                                                              predecessor since prior to 2000.

Philip L. Kirstein               Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                          and Independent              Officer-Mutual Funds of ACMC,** with which he
                                 Compliance Officer           has been associated since October 2004. Prior thereto, he
                                                              was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                              October 2003 to October 2004, and General Counsel and
                                                              First Vice President of Merrill Lynch Investment
                                                              Managers L.P. since prior to 2000 until March 2003.

Bruce K. Aronow                  Vice President               Senior Vice President of ACMC**, with which he has
7/2/66                                                        been associated since 2000.

Thomas J. Bardong                Vice President               Senior Vice President of ACMC**, with which he has
4/28/45                                                       been associated since prior to 2000.

Mark R. Manley                   Secretary                    Senior Vice President, Deputy General Counsel and
10/23/62                                                      Chief Compliance Officer of ACMC**, with which he
                                                              has been associated since prior to 2000.

Mark D. Gersten                  Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                          Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                              AllianceBernstein Investment Research and Management, Inc.
                                                              ("ABIRM")**, with which he has been associated since prior to 2000.

Thomas R. Manley                 Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                        associated since prior to 2000.


-------------------------------------------------------------------------------
(1) The day-to-day management of and investment decisions for the investment portfolio are made by the Small Cap Growth Investment Team comprised of Senior Small Cap Growth Team members.
* The adddress for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY10105.
**   ACMC, AGIS and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                     (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO



ANNUAL REPORT
DECEMBER 31, 2004






THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.




TECHNOLOGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its benchmarks, the NASDAQ Composite Index and the Standard & Poor's (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2004, and since inception of the Portfolio's Class A shares on January 11, 1996.

During the annual reporting period ended December 31, 2004, the Portfolio posted solid absolute performance, outperforming its peer group of technology managers (as reflected by the Lipper Science & Technology Index) but underperforming the S&P 500 and NASDAQ Composite Indices.

The Portfolio's relative underperformance compared to the indices came primarily from the Portfolio's focus on technology stocks, which underperformed the broader markets for the year. From an industry perspective, strong stock selection in communication equipment, cellular communications and semiconductors, contributed positively, as did Internet-related holdings. Negative relative contributors included computer hardware, software and contract manufacturing.

MARKET REVIEW AND INVESTMENT STRATEGY
During the annual period ended December 31, 2004, technology stocks traded higher but continued to display significant volatility. After a January rally, technology stocks traded broadly lower for much of the year, with essentially all of the sector performance coming in the fourth calendar quarter. Meanwhile, the broader markets outperformed with particular strength in energy, financials, consumer segments and utilities. Within the technology sector, semiconductors, and software and computer services lagged, while Internet and hardware stocks led performance.

During the annual period, the Portfolio's holdings in the computer services and Internet segments were increased, while contract manufacturing, semiconductor components and semiconductor capital equipment positions were reduced.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Technology Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged NASDAQ Composite Index and the unmanaged S&P 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Technology Portfolio.

A Word About Risk
The Portfolio concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                         Returns
                                           ------------------------------------
THE PORTFOLIO VS. ITS BENCHMARKS                                        Since
PERIODS ENDED DECEMBER 31, 2004              1 Year      5 Years     Inception*
-------------------------------------------------------------------------------
  AllianceBernstein Technology
    Portfolio Class A                         5.38%      -12.27%        6.49%
  NASDAQ Composite Index                      8.59%      -11.77%        8.91%
  S&P 500 Stock Index                        10.87%       -2.30%        9.83%
  Lipper Science & Technology Index           4.11%      -15.92%        5.96%**

*    The Portfolio's Class A Share inception date is 1/11/96.

**   Lipper Science & Technology Index performance is shown for the period 1/31/96-12/31/04.


ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/11/96* - 12/31/04


ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO CLASS A: $17,580
NASDAQ COMPOSITE INDEX: $21,517
S&P 500 STOCK INDEX: $23,204

[THE FOLLOWING DATA WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                 AllianceBernstein          NASDAQ             S&P 500
                Technolgy Portfolio       Composite             Stock
                     Class A                Index               Index
-------------------------------------------------------------------------------
1/11/96*              10000                 10000               10000
12/31/96              11040                 12769               12558
12/31/97              11754                 15532               16746
12/31/98              19252                 21688               21535
12/31/99              33828                 40250               26064
12/31/00              26548                 24436               23693
12/31/01              19850                 19292               20878
12/31/02              11571                 13209               16266
12/31/03              16683                 19815               20929
12/31/04              17580                 21517               23204

*Since Inception of the Portfolio's Class A shares on 1/11/96.

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO CLASS A SHARES (FROM 1/11/96* TO 12/31/04) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARKS. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


See Historical Performance and Benchmark disclosures on previous page.


3


TECHNOLOGY PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning          Ending
                           Account Value      Account Value        Expenses Paid           Annualized
Technology Portfolio       July 1, 2004     December 31, 2004      During Period*        Expense Ratio*
-------------------------------------------------------------------------------------------------------
Class A
Actual                        $ 1,000          $ 1,043.75              $ 4.67                0.91%
Hypothetical
  (5% return
  before expenses)            $ 1,000          $ 1,020.56              $ 4.62                0.91%

Class B
Actual                        $ 1,000          $ 1,042.16              $ 5.95                1.16%
Hypothetical
  (5% return
  before expenses)            $ 1,000          $ 1,019.30              $ 5.89                1.16%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COMPANY                                    U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
QUALCOMM, Inc.                             $ 15,446,319              5.5%
Dell, Inc.                                   15,134,580              5.4
Yahoo!, Inc.                                 13,176,696              4.7
SAP AG (ADR)                                 11,961,015              4.2
Intel Corp.                                  11,734,763              4.2
Juniper Networks, Inc.                       11,271,615              4.0
Microsoft Corp.                              11,081,979              3.9
eBay, Inc.                                   10,500,084              3.7
Marvell Technology Group Ltd.                10,488,479              3.7
Oracle Corp.                                  9,559,410              3.4
                                           $120,354,940             42.7%



SECTOR DIVERSIFICATION
December 31, 2004
-------------------------------------------------------------------------------

                                                                  PERCENT OF
SECTOR                                     U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
Technology                                 $256,891,217             91.1%
Consumer Services                            16,237,425              5.8
Capital Goods                                 1,570,353              0.6
Total Investments*                          274,698,995             97.5
Cash and receivables, net of liabilities      7,167,612              2.5
Net Assets                                 $281,866,607            100.0%


* Excludes short-term investments.


5


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.5%
TECHNOLOGY-91.1%
COMMUNICATION EQUIPMENT-16.6%
Alcatel, SA (a)                                 101,900     $  1,587,757
Cisco Systems, Inc. (a)                         426,100        8,223,730
Corning, Inc. (a)                               571,300        6,724,201
Juniper Networks, Inc. (a)                      414,550       11,271,615
Motorola, Inc.                                  202,900        3,489,880
QUALCOMM, Inc.                                  364,300       15,446,319
                                                             ------------
                                                              46,743,502

COMPUTER HARDWARE/STORAGE/PERIPHERALS-10.5%
Apple Computer, Inc. (a)                         25,100        1,616,440
Dell, Inc. (a)                                  359,150       15,134,580
EMC Corp. (a)                                   529,263        7,870,141
Network Appliance, Inc. (a)                     147,700        4,906,594
                                                             ------------
                                                              29,527,755

COMPUTER SERVICES-9.2%
Accenture Ltd. Cl.A
  (Bermuda) (a)                                  55,100        1,487,700
Alliance Data Systems Corp.                      33,800        1,604,824
Cogent, Inc. (a)                                 32,500        1,072,500
Computer Sciences Corp. (a)                      65,350        3,683,780
First Data Corp. (a)                            147,600        6,278,904
Fiserv, Inc. (a)                                 77,625        3,119,749
Infosys Technologies Ltd.
  (ADR) (India)                                 105,200        7,291,412
Inphonic, Inc.                                   56,600        1,555,368
                                                             ------------
                                                              26,094,237

CONTRACT MANUFACTURING-2.8%
Flextronics International Ltd.
  (Singapore) (a)                               197,500        2,729,450
Hon Hai (Salomon Smith
  Barney) warrants expiring
  1/17/07 (a)                                 1,121,288        5,201,655
                                                             ------------
                                                               7,931,105

ELECTRONIC COMPONENTS-1.0%
LG. Philips LCD Co., Ltd.
  (ADR) (South Korea)                           164,800        2,964,752

INTERNET-11.0%
eBay, Inc. (a)                                   90,300       10,500,084
Fastweb (a)                                      49,500        2,847,414
Google, Inc. Cl.A (a)                            15,800        3,050,980
SINA Corp. (Cayman
  Islands) (a)                                   41,400        1,327,284
Yahoo!, Inc. (a)                                349,700       13,176,696
                                                             ------------
                                                              30,902,458

SEMICONDUCTOR CAPITAL EQUIPMENT-2.4%
ASML Holding NV (a)                              98,300        1,571,209
KLA-Tencor Corp. (a)                             49,700        2,315,026
Lam Research Corp. (a)                           99,200        2,867,872
                                                             ------------
                                                               6,754,107

SEMICONDUCTOR COMPONENTS-15.5%
Altera Corp. (a)                                167,280        3,462,696
Intel Corp.                                     501,700       11,734,763
Linear Technology Corp.                         106,100        4,112,436
Marvell Technology Group Ltd.
  (Bermuda) (a)                                 295,700       10,488,479
Maxim Integrated
  Products, Inc.                                 48,250        2,045,318
Samsung Electronics Co., Ltd.
  (GDR) (South Korea) (b)                        29,290        6,414,510
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                653,027        5,544,199
                                                             ------------
                                                              43,802,401

SOFTWARE-20.0%
Electronic Arts, Inc. (a)                        54,000        3,330,720
McAfee, Inc. (a)                                113,600        3,286,448
Mercury Interactive Corp. (a)                    63,200        2,878,760
Microsoft Corp.                                 414,900       11,081,979
NAVTEQ Corp.                                     68,900        3,194,204
Oracle Corp. (a)                                696,750        9,559,410
SAP AG (ADR) (Germany)                          270,550       11,961,015
Symantec Corp. (a)                              311,700        8,029,392
TIBCO Software, Inc. (a)                        226,300        3,018,842
                                                             ------------
                                                              56,340,770

MISCELLANEOUS-2.1%
HOYA Corp. (Japan)                               51,600        5,830,130
                                                             ------------
                                                             256,891,217

CONSUMER SERVICES-5.8%
BROADCASTING & CABLE-3.2%
News Corp. Cl.A  (a)                            155,700        2,905,362
Time Warner, Inc. (a)                           309,600        6,018,624
                                                             ------------
                                                               8,923,986

CELLULAR COMMUNICATIONS-2.6%
Nextel Communications, Inc.
  Cl.A (a)                                      151,800        4,554,000
Vodafone Group Plc (ADR)
  (United Kingdom)                              100,783        2,759,439
                                                             ------------
                                                               7,313,439
                                                             ------------
                                                              16,237,425


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
CAPITAL GOODS-0.6%
MISCELLANEOUS-0.6%
NITTO DENKO Corp.
  (Japan)                                        28,600     $  1,570,353

Total Common Stocks &
  Other Investments
  (cost $205,762,212)                                        274,698,995


                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.7%
TIME DEPOSIT-2.7%
The Bank of New York
  1.50%, 1/03/05
  (cost $7,574,000)                             $ 7,574     $  7,574,000

TOTAL INVESTMENTS-100.2%
  (cost $213,336,212)                                        282,272,995
Other assets less
  liabilities-(0.2%)                                            (406,388)

NET ASSETS-100%                                             $281,866,607


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of this security amounted to $6,414,510 or 2.3% of net assets.

     Glossary of Terms:
     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt

     See Notes to Financial Statements.


7


TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $213,336,212)         $282,272,995
  Cash                                                                     218
  Receivable for capital stock sold                                    394,491
  Dividends and interest receivable                                    107,162
  Total assets                                                     282,774,866

LIABILITIES
  Payable for capital stock redeemed                                   589,212
  Advisory fee payable                                                 160,738
  Distribution fee payable                                              35,106
  Administrative fee payable                                            17,500
  Transfer agent fee payable                                                56
  Accrued expenses                                                     105,647
  Total liabilities                                                    908,259

NET ASSETS                                                        $281,866,607

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     18,597
  Additional paid-in capital                                       525,525,563
  Undistributed net investment income                                   49,783
  Accumulated net realized loss on investment and foreign
    currency transactions                                         (312,664,119)
  Net unrealized appreciation of investments                        68,936,783
                                                                  $281,866,607

CLASS A SHARES
  Net assets                                                      $117,145,299
  Shares of capital stock outstanding                                7,673,913
  Net asset value per share                                       $      15.27

CLASS B SHARES
  Net assets                                                      $164,721,308
  Shares of capital stock outstanding                               10,923,061
  Net asset value per share                                       $      15.08


See Notes to Financial Statements.


8


TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $66,425)            $  1,864,427
  Interest                                                              65,902
  Total investment income                                            1,930,329

EXPENSES
  Advisory fee                                                       2,679,362
  Distribution fee--Class B                                            427,447
  Custodian                                                            156,081
  Printing                                                              80,733
  Administrative                                                        69,000
  Audit                                                                 41,750
  Legal                                                                  6,352
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                         27,350
  Total expenses                                                     3,489,934
  Less: expenses waived and reimbursed by the
    Adviser (see Note B)                                              (507,681)
  Net expenses                                                       2,982,253
  Net investment loss                                               (1,051,924)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                         23,500,977
    Foreign currency transactions                                     (117,574)
  Net change in unrealized appreciation/depreciation
    of investments                                                 (11,132,030)
  Net gain on investment and foreign currency transactions          12,251,373

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 11,199,449


See Notes to Financial Statements.


9


TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    2004              2003
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                           $ (1,051,924)     $ (2,464,249)
  Net realized gain (loss) on investment
    and foreign currency transactions             23,383,403        (8,583,216)
  Net change in unrealized
    appreciation/depreciation
    of investments                               (11,132,030)       97,858,822
  Net increase in net assets
    from operations                               11,199,449        86,811,357

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                        (46,778,798)       37,738,092
  Total increase (decrease)                      (35,579,349)      124,549,449

NET ASSETS
  Beginning of period                            317,445,956       192,896,507
  End of period (including undistributed
    net investment income and accumulated
    net investment loss of $49,783 and
    ($2,121), respectively)                     $281,866,607      $317,445,956


See Notes to Financial Statements.


10


TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: Significant Accounting Policies
The AllianceBernstein Technology Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $507,681. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $1,210,680, of which $59,578 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                 Purchases           Sales
                                               --------------    --------------
Investment securities (excluding U.S.
  government securities)                        $241,737,252      $291,407,496
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $219,679,076
Gross unrealized appreciation                                     $ 63,056,403
Gross unrealized depreciation                                         (462,484)
Net unrealized appreciation                                       $ 62,593,919


1. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


13


TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending
The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Goverment securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: Capital Stock
There are 1,000,000,000 share of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were follows:

                               SHARES                       AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,182,455     1,984,424    $ 17,321,633    $ 24,443,993
Shares redeemed       (2,487,001)   (2,293,157)    (35,151,097)    (27,150,563)
Net decrease          (1,304,546)     (308,733)   $(17,829,464)   $ (2,706,570)

CLASS B
Shares sold            3,127,554     6,947,943    $ 45,109,667    $ 86,020,360
Shares redeemed       (5,255,261)   (3,870,229)    (74,059,001)    (45,575,698)
Net increase
  (decrease)          (2,127,707)    3,077,714    $(28,949,334)   $ 40,444,662


NOTE G: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: Components of Accumulated Earnings (Deficit)
As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $ (306,271,472)(a)
Unrealized appreciation/(depreciation)                          62,593,919(b)
Total accumulated earnings/(deficit)                        $ (243,677,553)

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $306,255,792 of which $112,714,185 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforward of $12,126,307. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post October foreign currency losses of $15,680.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax character of dividends received.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, net operating losses, and the tax treatment of the dividends received resulted in an increase in undistributed net investment income, a decrease in accumulated net realized loss on investment and foreign currency transactions, and a decrease in additional paid-in capital. The reclassification had no effect on net assets.


15


TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE J: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


17


TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.49       $10.05       $17.24       $24.95       $33.61

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.03)(b)     (.11)        (.13)        (.12)        (.14)(b)
Net realized and unrealized gain (loss)
  on investment transactions                     .81         4.55        (7.06)       (5.92)       (6.40)
Net increase (decrease) in net asset value
  from operations                                .78         4.44        (7.19)       (6.04)       (6.54)

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-        (.11)       (2.12)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-       (1.56)          -0-
Total distributions                               -0-          -0-          -0-       (1.67)       (2.12)
Net asset value, end of period                $15.27       $14.49       $10.05       $17.24       $24.95

TOTAL RETURN
Total investment return based on net
  asset value (c)                               5.38%       44.18%      (41.71)%     (25.23)%     (21.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $117,145     $130,127      $93,369     $235,252     $343,601
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .88%        1.11%        1.20%        1.08%        1.02%
  Expenses, before waivers and
    reimbursements                              1.06%        1.11%        1.20%        1.08%        1.06%
  Net investment loss                           (.22)%(b)    (.86)%      (1.01)%       (.64)%       (.38)%(b)
Portfolio turnover rate                           86%          90%          68%          40%          61%


See footnote summary on page 19.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.35       $ 9.98       $17.15       $24.90       $33.61

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.07)(b)     (.14)        (.16)        (.17)        (.21)(b)
Net realized and unrealized gain (loss)
  on investment transactions                     .80         4.51        (7.01)       (5.91)       (6.38)
Net increase (decrease) in net asset value
  from operations                                .73         4.37        (7.17)       (6.08)       (6.59)

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-        (.11)       (2.12)
Distributions in excess of net realized
  gain on investment transactions                 -0-          -0-          -0-       (1.56)          -0-
Total distributions                               -0-          -0-          -0-       (1.67)       (2.12)
Net asset value, end of period                $15.08       $14.35       $ 9.98       $17.15       $24.90

TOTAL RETURN
Total investment return based on net
  asset value (c)                               5.09%       43.79%      (41.81)%     (25.45)%     (21.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $164,721     $187,319      $99,528     $179,076     $178,768
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.13%        1.37%        1.46%        1.33%        1.31%
  Expenses, before waivers and
    reimbursements                              1.31%        1.37%        1.46%        1.33%        1.33%
  Net investment loss                           (.47)%(b)   (1.11)%      (1.27)%       (.92)%       (.66)%(b)
Portfolio turnover rate                           86%          90%          68%          40%          61%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


19


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Technology Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


20


TECHNOLOGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), CHAIRMAN
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.


21


TECHNOLOGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                    IN FUND         OTHER
   NAME, ADDRESS,                         PRINCIPAL                                 COMPLEX      DIRECTORSHIP
   DATE OF BIRTH                         OCCUPATION(S)                             OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                           DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent                    113           None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
CHAIRMAN OF THE BOARD         associated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief               94           None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,              95           None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,            98           None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and Governance and Nominating Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


22


TECHNOLOGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Officer Information
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*         PRINCIPAL POSITION(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH           HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Marc O. Mayer            President                Executive Vice President of Alliance Capital
10/2/57                                           Management Corporation ("ACMC")** since 2001;
                                                  prior thereto, Chief Executive Officer of
                                                  Sanford C. Bernstein & Co., LLC and its
                                                  predecessor since prior to 2000.

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer-Mutual Funds of ACMC,** with which he
                         Compliance Officer       has been associated since October 2004. Prior
                                                  thereto, he was Of Counsel to Kirkpatrick &
                                                  Lockhart, LLP from October 2003 to October 2004,
                                                  and General Counsel and First Vice President of
                                                  Merrill Lynch Investment Managers L.P. since prior
                                                  to 2000 until March 2003.

Thomas J. Bardong        Vice President           Senior Vice President of ACMC**, with which he has
4/28/45                                           been associated since prior to 2000.

Janet A. Walsh(1)        Vice President           Senior Vice President of ACMC**, with which she has
2/2/62                                            been associated since prior to 2000.

Mark R. Manley           Secretary                Senior Vice President, Deputy General Counsel and
10/23/62                                          Chief Compliance Officer of ACMC**, with which he has
                                                  been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of
                                                  AllianceBernstein Investment Research and
                                                  Management, Inc. ("ABIRM")**, with which he has
                                                  been associated since prior to 2000.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2000.


(1) Ms. Walsh is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

WORLDWIDE PRIVATIZATION PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term capital appreciation. The Portfolio invests principally in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies Alliance believes will benefit from privatizations.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index, for the one-, five- and 10-year periods ended December 31, 2004.

During the annual reporting period ended December 31, 2004, the Portfolio outperformed its benchmark, the MSCI World (minus the U.S.) Index. The Portfolio's outperformance was due to a combination of positive returns from stock selection and the Portfolio's relative overweighted positions within Latin American and EMEA (East Europe, Middle East and Africa) emerging market equities. Developed market stock selection, while mixed, was broadly positive; European positions performed well but Japanese positions, in particular telecommunication names, generated somewhat weak relative returns. The Portfolio's relative overweighted exposure to emerging Asian equities proved to be a minor drag on performance, although stock selection within this exposure was positive.

MARKET REVIEW AND INVESTMENT STRATEGY

During the annual reporting period ended December 31, 2004, both developed and emerging market equities posted strong positive returns. In U.S. dollar ("USD") terms, the Far East (minus Japan) and European regions posted the strongest performance within the developed market group and Japanese returns, while positive, lagged the rest of the group. Within the Emerging markets, the EMEA regions witnessed very strong performance, while emerging Asia lagged its peers. Overall, international local currency market returns, when translated into USD terms, were boosted by the weakness of the USD currency unit. At the sector level, the sectors that performed relatively well included telecommunications, energy and materials, while sectors that lagged included technology and health care.

International equity markets performed well on the back of a recovery in global economic growth, combined with improved corporate profitability, balance sheet strength and robust cash flows. Although global interest rates did start to rise, interest rates generally remained below their long-term average, which supported equity markets.

Some investor concerns did surface during the annual period, but they proved to be insufficient to derail investor enthusiasm for equities. Inflationary pressure, exacerbated by a sustained high oil price and upward commodity price pressure, started to build. The fall in the value of the USD currency put some pressure on export-orientated companies, particularly in Europe and Japan. The sustainability of Chinese economic growth and political interference in corporate Russia were also cause for much debate during the annual period.

The Portfolio continued to emphasize diversification with strong representation in both developed and emerging markets and in a wide array of economic sectors. Privatization activity remained at encouraging levels and a number of large privatization deals were successfully completed. The privatization deal flow provided the Portfolio with a range of new investment opportunities.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Worldwide Privatization Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


WORLDWIDE PRIVATIZATION PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD (MINUS THE U.S.) INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Worldwide Privatization Portfolio.

A WORD ABOUT RISK

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


WORLDWIDE PRIVATIZATION PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________



                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2004                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio
  Class A                                                 24.27%          1.70%         10.79%
-------------------------------------------------------------------------------------------------
MSCI World (minus the U.S.) Index                         20.84%         -0.43%          6.27%
-------------------------------------------------------------------------------------------------



ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO CLASS A: $27,869 MSCI WORLD INDEX (MINUS THE U.S.): $18,373


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                           AllianceBernstein
                        Worldwide Privatization        MSCI World Index
                           Portfolio Class A           (minus the U.S.)
-------------------------------------------------------------------------------
       12/31/94                 $ 10,000                   $ 10,000
       12/31/95                 $ 11,087                   $ 11,176
       12/31/96                 $ 13,139                   $ 11,981
       12/31/97                 $ 14,552                   $ 12,287
       12/31/98                 $ 16,128                   $ 14,635
       12/31/99                 $ 25,615                   $ 18,773
       12/31/00                 $ 19,726                   $ 16,302
       12/31/01                 $ 16,316                   $ 12,853
       12/31/02                 $ 15,632                   $ 10,859
       12/31/03                 $ 22,426                   $ 15,204
       12/31/04                 $ 27,869                   $ 18,373


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Worldwide Privatization Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical performance and Benchmark disclosures on previous page.


3


WORLDWIDE PRIVATIZATION PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                              BEGINNING            ENDING
                                            ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID       ANNUALIZED
WORLDWIDE PRIVATIZATION PORTFOLIO            JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,208.38           $ 9.10            1.64%
Hypothetical (5% return before expenses)         $1,000            $1,016.89           $ 8.31            1.64%

CLASS B
Actual                                           $1,000            $1,207.08           $10.49            1.89%
Hypothetical (5% return before expenses)         $1,000            $1,015.63           $ 9.58            1.89%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Mitsubishi Tokyo Financial Group, Inc.           $  1,403,126           2.5%
-------------------------------------------------------------------------------
Kookmin Bank (Common & ADR)                         1,226,075           2.2
-------------------------------------------------------------------------------
ING Groep NV                                        1,211,421           2.2
-------------------------------------------------------------------------------
Banco Bibao Vizcaya Argentaria, SA                  1,154,260           2.1
-------------------------------------------------------------------------------
France Telecom, SA                                  1,139,042           2.0
-------------------------------------------------------------------------------
Veolia Environnement                                1,131,493           2.0
-------------------------------------------------------------------------------
National Grid Transco Plc                           1,106,510           2.0
-------------------------------------------------------------------------------
East Japan Railway Co.                              1,102,957           2.0
-------------------------------------------------------------------------------
BAE Systems Plc                                     1,049,544           1.9
-------------------------------------------------------------------------------
TotalFina Elf SA                                    1,026,731           1.8
-------------------------------------------------------------------------------
                                                 $ 11,551,159          20.7%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
DECEMBER 31, 2004
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Finance                                          $ 12,829,840          23.0%
-------------------------------------------------------------------------------
Utilities                                          11,386,741          20.4
-------------------------------------------------------------------------------
Consumer Services                                   8,838,029          15.9
-------------------------------------------------------------------------------
Energy                                              5,616,570          10.1
-------------------------------------------------------------------------------
Technology                                          2,999,975           5.4
-------------------------------------------------------------------------------
Basic Industry                                      2,735,493           4.9
-------------------------------------------------------------------------------
Transportation                                      2,252,119           4.0
-------------------------------------------------------------------------------
Healthcare                                          1,862,955           3.3
-------------------------------------------------------------------------------
Consumer Staples                                    1,534,212           2.8
-------------------------------------------------------------------------------
Aerospace & Defense                                 1,049,544           1.9
-------------------------------------------------------------------------------
Consumer Manufacturing                                971,993           1.7
-------------------------------------------------------------------------------
Multi Industry Companies                              422,507           0.8
-------------------------------------------------------------------------------
Capital Goods                                         159,463           0.3
-------------------------------------------------------------------------------
Total Investments*                                 52,659,441          94.5
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            3,039,030           5.5
-------------------------------------------------------------------------------
Net Assets                                       $ 55,698,471         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term investments.


5


WORLDWIDE PRIVATIZATION PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

France                                           $  7,037,610          12.6%
-------------------------------------------------------------------------------
Japan                                               6,344,418          11.4
-------------------------------------------------------------------------------
United Kingdom                                      6,092,544          10.9
-------------------------------------------------------------------------------
South Korea                                         2,812,597           5.0
-------------------------------------------------------------------------------
Brazil                                              2,807,422           5.0
-------------------------------------------------------------------------------
Spain                                               2,768,464           5.0
-------------------------------------------------------------------------------
Italy                                               2,153,515           3.9
-------------------------------------------------------------------------------
Peoples Republic of China                           2,125,920           3.8
-------------------------------------------------------------------------------
Taiwan                                              2,072,527           3.7
-------------------------------------------------------------------------------
Germany                                             1,755,962           3.2
-------------------------------------------------------------------------------
Russia                                              1,671,116           3.0
-------------------------------------------------------------------------------
South Africa                                        1,609,995           2.9
-------------------------------------------------------------------------------
Mexico                                              1,485,342           2.7
-------------------------------------------------------------------------------
Finland                                             1,476,711           2.7
-------------------------------------------------------------------------------
India                                               1,334,923           2.4
-------------------------------------------------------------------------------
Australia                                           1,266,706           2.3
-------------------------------------------------------------------------------
Netherlands                                         1,211,421           2.2
-------------------------------------------------------------------------------
Greece                                                733,069           1.3
-------------------------------------------------------------------------------
Israel                                                685,842           1.2
-------------------------------------------------------------------------------
Hungary                                               680,200           1.2
-------------------------------------------------------------------------------
Czech Republic                                        583,578           1.0
-------------------------------------------------------------------------------
Norway                                                537,901           1.0
-------------------------------------------------------------------------------
Other*                                              3,411,658           6.1
-------------------------------------------------------------------------------
Total Investments**                                52,659,441          94.5
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            3,039,030           5.5
-------------------------------------------------------------------------------
Net Assets                                       $ 55,698,471         100.0%
-------------------------------------------------------------------------------


* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Austria, Chile, Egypt, Indonesia, Ireland, Luxembourg, Malaysia, Peru, Singapore, Sweden, Thailand and Turkey.

**  Excludes short-term investments.


6


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.5%
AUSTRALIA-2.3%
CSL Ltd.                                               33,035     $     758,712
Qantas Airways Ltd.                                    65,981           192,419
Telestra Corp., Ltd.                                   81,990           315,575
                                                                  -------------
                                                                      1,266,706
                                                                  -------------
AUSTRIA-0.5%
Bank Austria Creditanstalt                              3,343           301,665
                                                                  -------------
BRAZIL-5.0%
Cia Siderurgica Nacional, SA                            9,800           187,376
Companhia Energetica de Minas Gerais (ADR)              5,700           139,878
Companhia Vale do Rio Doce (ADR)                        3,400            82,892
Companhia Vale do Rio Doce (ADR) (a)                   18,600           539,586
Embratel Participacoes, SA (ADR)                        6,100            64,172
Itausa-Investimentos Itau, SA pfd.                    406,388           703,835
Petroleo Brasilerio, SA (ADR)                          18,300           662,643
Telesp Celular Participacoes, SA (ADR) (a)             62,800           427,040
                                                                  -------------
                                                                      2,807,422
                                                                  -------------
CHILE-0.1%
Enersis, SA (ADR)(a)                                    6,000            51,060
                                                                  -------------
CZECH REPUBLIC-1.0%
Komercni Banka AS                                       3,962           583,578
                                                                  -------------
EGYPT-0.6%
Egyptian Co. for Mobile Services                       15,618           330,319
                                                                  -------------
FINLAND-2.7%
Fortum Oyj                                             26,988           498,260
Sampo Oyj                                              31,457           434,420
TietoEnator Oyj                                        17,140           544,031
                                                                  -------------
                                                                      1,476,711
                                                                  -------------
FRANCE-12.6%
BNP Paribas, SA                                         9,997           724,578
Dassault Systemes, SA                                   8,500           428,983
France Telecom, SA                                     34,475         1,139,042
Maroc Telecom (a)                                       8,814           100,755
Renault, SA                                            11,605           971,993
Sanofi-Synthelabo, SA                                  10,552           843,647
Societe des Autoroutes Paris-Rhin-Rhone (a)             3,507           211,888
Societe Television Francaise 1                         14,079           458,500
TotalFinaElf, SA                                        4,688         1,026,731
Veolia Environnement                                   31,251         1,131,493
                                                                  -------------
                                                                      7,037,610
                                                                  -------------
GERMANY-3.2%
Deutsche Lufthansa AG (a)                              13,537           193,688
Deutsche Postbank AG (a)                                5,734           253,147
Deutsche Telekom AG (a)                                19,263           435,316
Fraport AG                                             14,363           613,214
Rhon-Klinikum AG                                        4,211           260,597
                                                                  -------------
                                                                      1,755,962
                                                                  -------------
GREECE-1.3%
Greek Organization of Football Prognostics             16,070           444,602
Public Power Corp.                                     10,310           288,467
                                                                  -------------
                                                                        733,069
                                                                  -------------
HUNGARY-1.2%
BorsodChem Rt.                                         22,647           231,702
OTP Bank Rt.                                           14,552           448,498
                                                                  -------------
                                                                        680,200
                                                                  -------------
INDIA-2.4%
Canara Bank Ltd.                                       81,972           400,463
Icici Bank Ltd.                                        35,643           304,124
ITC Ltd.                                                9,111           274,913
Oil & Natural Gas Corp.                                18,862           355,423
                                                                  -------------
                                                                      1,334,923
                                                                  -------------
INDONESIA-0.6%
Bank Rakyat Indonesia                                 689,500           213,899
Telekomunikasi Indonesia                              247,000           128,332
                                                                  -------------
                                                                        342,231
                                                                  -------------
IRELAND-0.4%
Eircom Group Plc (a)                                  102,395           242,174
                                                                  -------------
ISRAEL-1.2%
Bank Hapoalim Ltd.                                    203,200           685,842
                                                                  -------------
ITALY-3.9%
ENI S.p.A.                                             32,618           817,614
Telecom Italia Mobile SpA                             101,747           758,649
Telecom Italia SpA                                     74,619           304,624
Terna SpA (a)                                          95,058           272,628
                                                                  -------------
                                                                      2,153,515
                                                                  -------------
JAPAN-11.4%
East Japan Railway Co.                                    198         1,102,957
Electric Power Development Co., Ltd.                   15,700           439,729
Inpex Corp.                                                 8            40,363
Japan Airlines System Corp.                            72,000           208,875
Japan Tobacco, Inc.                                        77           878,767
JSAT Corp.                                                 46           133,197
KDDI Corp.                                                107           577,103
Mitsubishi Tokyo Financial Group, Inc.                    137         1,403,126


7


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                        115     $     520,497
Nomura Holdings, Inc.                                  66,000           965,314
NTT Urban Development Corp.                                17            74,490
                                                                  -------------
                                                                      6,344,418
                                                                  -------------
LUXEMBOURG-0.9%
SES Global                                             36,825           474,846
                                                                  -------------
MALAYSIA-0.2%
Astro All Asia Networks Plc (a)                        76,500           108,711
                                                                  -------------
MEXICO-2.7%
America Movil, SA de CV Series L (ADR)                 16,000           837,600
Grupo Aeroportuario del Sureste, SA de CV
Series B (ADR)                                          3,000            82,050
Grupo Financiero Banorte, SA de CV Cl.B                52,100           328,108
Telefonos de Mexico, SA de CV Cl.L (ADR)                6,200           237,584
                                                                  -------------
                                                                      1,485,342
                                                                  -------------
NETHERLANDS-2.2%
ING Groep NV                                           40,058         1,211,421
                                                                  -------------
NORWAY-1.0%
Norsk Hydro ASA                                         6,840           537,901
                                                                  -------------
PEOPLES REPUBLIC OF CHINA-3.8%
China Petroleum and Chemical Corp. (Sinopec)          726,000           297,100
China Telecommunication Corp.                       1,256,000           460,497
CNOOC Ltd.                                            784,000           419,801
Datang Power Generation Co., Ltd.                     352,000           264,789
Huaneng Power International, Inc.                     300,000           224,611
Sinotrans Ltd.                                        692,000           202,209
ZTE Corp. (a)                                          79,400           256,913
                                                                  -------------
                                                                      2,125,920
                                                                  -------------
PERU-0.3%
Explosivios, SA Cl.C (b)                              248,990           159,463
                                                                  -------------
RUSSIA-3.0%
AO VimpelCom (ADR) (a)                                 15,300           552,941
JSC MMC Norilsk Nickel (ADR)                            4,881           270,896
Lukoil Holdings (ADR)                                   2,422           294,031
Mechel Steel Group OAO (ADR) (a)                       10,500           234,675
Mobile Telesystems (ADR)                                2,300           318,573
                                                                  -------------
                                                                      1,671,116
                                                                  -------------
SINGAPORE-0.7%
DBS Group Holdings Ltd.                                40,172           396,022
                                                                  -------------
SOUTH AFRICA-2.9%
Anglogold Ashanti Ltd. (ADR)                           11,503           418,134
MTN Group Ltd. (a)                                    103,670           800,470
Telkom South Africa Ltd.                               22,500           391,391
                                                                  -------------
                                                                      1,609,995
                                                                  -------------
SOUTH KOREA-5.0%
Kookmin Bank (a)                                       16,235           634,464
Kookmin Bank (ADR) (a)                                 15,120           591,611
POSCO                                                   4,280           770,231
SK Telecom Co., Ltd. (a)                                2,660           507,016
SK Telecom Co., Ltd. (ADR) (a)                         13,900           309,275
                                                                  -------------
                                                                      2,812,597
                                                                  -------------
SPAIN-5.0%
Amadeus Global Travel Distribution, SA                 38,928           399,404
Banco Bilbao Vizcaya Argentaria, SA                    65,081         1,154,260
Indra Sistemas, SA                                     16,416           279,781
Red Electrica de Espana                                13,870           310,781
Telefonica, SA                                         33,193           624,238
                                                                  -------------
                                                                      2,768,464
                                                                  -------------
SWEDEN-0.4%
Eniro AB                                               22,916           234,240
                                                                  -------------
TAIWAN-3.7%
Cathay Financial Holding Co., Ltd. (GDR) (a)           30,359           622,700
Chunghwa Telecom Co., Ltd. (ADR)                       27,700           583,085
Mega Financial Holding Co., Ltd.                      182,000           125,675
Taiwan Semiconductor Co.                              409,433           652,346
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)     10,450            88,721
                                                                  -------------
                                                                      2,072,527
                                                                  -------------
THAILAND-0.9%
Airports of Thailand (a)                              171,500           227,575
PTT Public Co., Ltd.                                   61,700           274,752
                                                                  -------------
                                                                        502,327
                                                                  -------------
TURKEY-0.5%
Turkiye Is Bankasi                                 48,618,470           268,600
                                                                  -------------
UNITED KINGDOM-10.9%
Associated British Ports Holding Plc                   27,599           251,690
BAE Systems Plc (a)                                   237,577         1,049,544
BP p.l.c. (ADR)                                        40,281           391,953


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

British American Tobacco Plc                           22,023     $     380,533
Capita Group Plc                                       58,770           411,516
Centrica Plc                                          136,548           618,379
Group 4 Securicor Plc (a)                             144,438           388,229
MMO2 Plc (a)                                          365,500           860,658
National Grid Transco Plc                             116,200         1,106,510
Vodafone Group Plc                                    192,472           523,669
Wolfson Microelectronics Plc (a)                       39,601           109,863
                                                                  -------------
                                                                      6,092,544
                                                                  -------------
Total Common & Preferred Stocks
  (cost $36,618,635)                                                 52,659,441
                                                                  -------------

                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-5.2%
TIME DEPOSIT-5.2%
The Bank of New York
  1.50%, 1/03/05
  (cost $2,898,000)                                   $ 2,898     $   2,898,000
                                                                  -------------
TOTAL INVESTMENTS-99.7%
  (cost $39,516,635)                                                 55,557,441
Other assets less liabilities-0.3%                                      141,030
                                                                  -------------
NET ASSETS-100%                                                   $  55,698,471
                                                                  =============


(a)  Non-income producing security.

(b)  Illiquid security, valued at fair value.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

pfd. - Preferred Stock

See Notes to Financial Statements.


9


WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $39,516,635)          $  55,557,441
  Cash                                                                    4,142
  Foreign cash, at value (cost $375,106)                                377,786
  Dividends and interest receivable                                     113,186
  Receivable for capital stock sold                                         188
                                                                  -------------
  Total assets                                                       56,052,743
                                                                  -------------
LIABILITIES
  Payable for capital stock redeemed                                    165,396
  Foreign capital gain tax payable                                       38,054
  Advisory fee payable                                                   34,167
  Administrative fee payable                                             17,500
  Distribution fee payable                                                2,975
  Transfer agent fee payable                                                 60
  Accrued expenses                                                       96,120
                                                                  -------------
  Total liabilities                                                     354,272
                                                                  -------------
NET ASSETS                                                        $  55,698,471
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       2,762
  Additional paid-in capital                                         43,909,532
  Undistributed net investment income                                   242,738
  Accumulated net realized loss on investment and foreign
    currency transactions                                            (4,418,871)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      15,962,310
                                                                  -------------
                                                                  $  55,698,471
                                                                  =============
CLASS A SHARES
  Net assets                                                      $  41,197,520
                                                                  =============
  Shares of capital stock outstanding                                 2,041,076
                                                                  =============
  Net asset value per share.                                      $       20.18
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  14,500,951
                                                                  =============
  Shares of capital stock outstanding                                   720,955
                                                                  =============
  Net asset value per share                                       $       20.11
                                                                  =============


See Notes to Financial Statements.


10


WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $134,452)           $   1,005,341
  Interest                                                               16,960
                                                                  -------------
  Total investment income                                             1,022,301
                                                                  -------------
EXPENSES
  Advisory fee                                                          404,823
  Distribution fee -- Class B                                            25,192
  Custodian                                                             244,870
  Administrative                                                         69,000
  Audit                                                                  41,750
  Printing                                                               26,543
  Legal                                                                  12,098
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                           1,897
                                                                  -------------
  Total expenses                                                        828,032
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                        (71,720)
                                                                  -------------
  Net expenses                                                          756,312
                                                                  -------------
  Net investment income                                                 265,989
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           3,891,366
    Foreign currency transactions                                       (17,840)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       6,284,910
    Foreign currency denominated assets and liabilities                  72,968
                                                                  -------------
  Net gain on investment and foreign currency transactions           10,231,404
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  10,497,393
                                                                  =============


See Notes to Financial Statements.


11


WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $     265,989    $      99,709
  Net realized gain on investment and foreign
    currency transactions                            3,873,526        1,228,799
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                      6,357,878       11,164,967
                                                 -------------    -------------
  Net increase in net assets from operations        10,497,393       12,493,475

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                            (80,328)        (314,453)
    Class B                                            (10,540)         (50,361)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            3,613,557       (1,195,358)
                                                 -------------    -------------
  Total increase                                    14,020,082       10,933,303

NET ASSETS
  Beginning of period                               41,678,389       30,745,086
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $242,738 and
    $85,457, respectively)                       $  55,698,471    $  41,678,389
                                                 =============    =============


See Notes to Financial Statements.


12


WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Worldwide Privatization Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $71,720. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $141,472, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  27,733,514    $  25,541,272
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  39,604,125
                                                                  =============
Gross unrealized appreciation                                     $  16,288,060
Gross unrealized depreciation                                          (334,744)
                                                                  -------------
Net unrealized appreciation                                       $  15,953,316
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


15


WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $2,654 which is included in interest income in the accompanying statement of operations.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              463,506       248,320   $   8,099,441   $   3,364,408
Shares issued in
  reivestment
  of dividends             4,857        24,741          80,327         314,453
Shares redeemed         (534,726)     (528,562)     (9,095,169)     (6,616,864)
                     -----------   -----------   -------------   -------------
Net decrease             (66,363)     (255,501)  $    (915,401)  $  (2,938,003)
                     ===========   ===========   =============   =============

CLASS B
Shares sold              412,639     1,379,770   $   7,077,333   $  16,268,671
Shares issued in
  reivestment
  of dividends               639         3,965          10,540          50,361
Shares redeemed         (146,584)   (1,244,071)     (2,558,915)    (14,576,387)
                     -----------   -----------   -------------   -------------
Net increase             266,694       139,664   $   4,528,958   $   1,742,645
                     ===========   ===========   =============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                  2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary income                             $      90,868    $     364,814
                                              -------------    -------------
Total taxable distributions                          90,868          364,814
                                              -------------    -------------
Total distributions paid                      $      90,868    $     364,814
                                              =============    =============


17


WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $     242,738
Accumulated capital and other losses                             (4,331,381)(a)
Unrealized appreciation/(depreciation)                           15,874,820(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  11,786,177
                                                              =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $4,331,381, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $3,908,914.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency gains and losses, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. The reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capi-


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

tal Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


19


WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.28       $11.48       $12.18       $15.64       $21.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .11(b)       .04          .07(b)       .20(b)       .05(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.83         4.91         (.56)       (2.82)       (4.81)
Net increase (decrease) in net asset value
  from operations                               3.94         4.95         (.49)       (2.62)       (4.76)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.15)        (.21)        (.03)        (.12)
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-        (.81)       (1.22)
Total dividends and distributions               (.04)        (.15)        (.21)        (.84)       (1.34)
Net asset value, end of period                $20.18       $16.28       $11.48       $12.18       $15.64

TOTAL RETURN
Total investment return based on net
  asset value (c)                              24.27%       43.46%       (4.19)%     (17.29)%     (23.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $41,198      $34,302      $27,136      $37,411      $56,181
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.65%        2.17%        1.54%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.81%        2.17%        1.98%        1.65%        1.43%
  Net investment income                          .65%(b)      .34%         .61%(b)     1.50%(b)      .29%(b)
Portfolio turnover rate                           60%          44%          46%          35%          65%



See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                                                   JULY 5,
                                                           YEAR ENDED DECEMBER 31,               2000 (d) TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.24       $11.47       $12.17       $15.62       $19.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                 .07(b)       .02          .03(b)       .10(b)      (.04)(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.82         4.88         (.53)       (2.71)       (3.43)
Net increase (decrease) in net asset
  value from operations                         3.89         4.90         (.50)       (2.61)       (3.47)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.13)        (.20)        (.03)          -0-
Distributions from net realized gain on
  investment transactions                         -0-          -0-          -0-        (.81)          -0-
Total dividends and distributions               (.02)        (.13)        (.20)        (.84)          -0-
Net asset value, end of period                $20.11       $16.24       $11.47       $12.17       $15.62

TOTAL RETURN
Total investment return based on net
  asset value (c)                              23.97%       43.07%       (4.26)%     (17.28)%     (18.43)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $14,501       $7,376       $3,609       $1,092         $238
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.90%        2.41%        1.79%        1.19%        1.20%(e)
  Expenses, before waivers and
    reimbursements                              2.06%        2.41%        2.23%        1.93%        1.80%(e)
  Net investment income (loss)                   .41%(b)      .13%         .28%(b)      .80%(b)     (.26)%(b)(e)
Portfolio turnover rate                           60%          44%          46%          35%          65%



(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 13% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.


22


WORLDWIDE PRIVATIZATION PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


23


WORLDWIDE PRIVATIZATION PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                   PORTFOLIOS
                                                                                     IN FUND           OTHER
   NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX       DIRECTORSHIP
   DATE OF BIRTH                        OCCUPATION(S)                               OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS                             DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                    113             None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
9/7/32                         associated since prior to 2000. He was formerly
(1990)                         Deputy Comptroller and Chief Investment
Chairman of the Board          Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief               94             None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,              95             None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,            98             None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


24


WORLDWIDE PRIVATIZATION PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                                PRINCIPAL
   NAME, ADDRESS*            POSITION(S) HELD                   PRINCIPAL OCCUPATION
 AND DATE OF BIRTH              WITH FUND                        DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                   Executive Vice President of Alliance Capital
10/2/57                                                 Management Corporation ("ACMC")** since 2001;
                                                        prior thereto, Chief Executive Officer of Sanford C.
                                                        Bernstein & Co., LLC and its predecessor since prior
                                                        to 2000.

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                     and Independent             Officer - Mutual Funds of ACMC,** with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel and First Vice President of Merrill Lynch
                                                        Investment Managers L.P. since prior to 2000 until
                                                        March 2003.

Edward D. Baker III(1)      Vice President              Senior Vice President and Chief Investment Officer -
2/4/51                                                  Emerging Markets of ACMC**, with which he has been
                                                        associated since prior to 2000.

Russell Brody               Vice President              Vice President of ACMC**, with which he has been
11/14/66                                                associated since prior to 2000.

Michael Levy(1)             Vice President              Assistant Vice President of ACMC**, with which he has
3/27/70                                                 been associated since prior to 2000.

Jean Van de Walle           Vice President              Senior Vice President of ACMC**, with which he has
1/8/59                                                  been associated since prior to 2000.

Mark R. Manley              Secretary                   Senior Vice President, Deputy General Counsel and
10/23/62                                                Chief Compliance Officer of ACMC**, with which he
                                                        has been associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief         Senior Vice President of Alliance Global
10/4/50                     Financial Officer           Investor Services, Inc. ("AGIS")** and Vice
                                                        President of AllianceBernstein Investment
                                                        Research and Management, Inc. ("ABIRM")**, with
                                                        which he has been associated since prior to 2000.

Thomas R. Manley            Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                  associated since prior to 2000.




(1) Messrs. Baker and Levy are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------

INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Citigroup World Government Bond Index (unhedged) for the one-, five- and 10-year periods ended December 31, 2004. The Portfolio posted a strong absolute return for the annual period ended December 31, 2004, but underperformed the benchmark during the annual reporting period.

The primary detractor from relative performance was the Portfolio's overweighted allocation to the U.S. dollar, a result of the Portfolio's guidelines requiring a minimum of 25% in U.S. dollar holdings. During the year, the U.S. dollar weakened significantly relative to other major currencies due to the burgeoning federal and current account deficits, as well as concern over terrorism. An overall shorter duration than that of the benchmark also detracted from the Portfolio's performance. The Portfolio was substantially shorter in interest rate risk on expectations that U.S. interest rates would rise. However, lower consumer confidence and sluggish employment growth during the summer of 2004 delayed rate hikes by the U.S. Federal Reserve and kept interest rates relatively low. The Portfolio's country allocation and security selection added to the Portfolio's performance during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

The global economy grew more than 4% in real terms in 2004. However, bond markets during the annual reporting period were marked by intra-period volatility as changing perceptions of the direction of the U.S. and global economy impacted global bond performance. Global bond markets rebounded strongly in the first quarter of 2004, as escalating geopolitical tensions and concerns regarding the sustainability of the U.S. economic recovery began to surface, primarily due to a weak job market. Early in April 2004, however, bond markets sold off on news of a surprisingly strong 308,000 gain in March payroll employment, as well as less dovish comments from the U.S. Federal Reserve. Global yields moved up across the maturity spectrum as markets began to price in an eventual interest rate hike. By late June 2004, weak economic data and the prospects of slower, more measured U.S. Federal Reserve tightenings bolstered the bond markets back into positive territory as the U.S. economy hit a mid-year slowdown.

The European Central Bank did not raise interest rates during 2004 in light of weak economic data and a rising euro. The euro hit a record high against the Japanese yen and the U.S. dollar during the year, raising considerable doubts about Europe's ability to create jobs and provide sufficient income to finance a meaningful recovery in consumer spending growth. The Citigroup European Government Bond Index returned 16.00% for the year, in unhedged U.S. dollar terms.

The Bank of England also held back on raising interest rates, as official data suggested that growth was running below trend and the housing market slowed down significantly. United Kingdom government bonds, as represented by the United Kingdom component of the Citigroup World Government Bond Index (unhedged), returned 14.34% in 2004, in unhedged U.S. dollar terms.

In Japan, the economic picture grew dimmer during 2004. Industrial production declined for two consecutive quarters. Deepening consumer price index (CPI) deflation and tighter fiscal discipline contributed to a slowdown in Japanese growth and stable-to-falling Japanese yields.

During the annual reporting period, the Portfolio shifted from hedged European to hedged Japanese debt, as a sharp slowdown in Japanese growth is anticipated. The Portfolio also remained underweight in the United Kingdom during the year, as the Bank of England appeared to be nearing the end of its rate-tightening cycle. A modest position in inflation-protected Treasuries was added to the Portfolio, in anticipation of healthy economic growth and higher core inflation

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Global Bond Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Bond Portfolio.

A WORD ABOUT RISK

A majority of the Portfolio's assets will be invested in foreign fixed-income securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times use certain types of investment derivatives, such as futures contracts and options on futures contracts. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________



                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------------------------
PERIODS ENDED DECEMBER 31, 2004                          1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio Class A            9.63%          7.93%          7.66%
-------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index (unhedged)          10.35%          8.79%          7.60%
-------------------------------------------------------------------------------------------------



ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A: $20,929
CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED): $20,794


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                          AllianceBernstein             Citigroup World
                             Global Bond             Government Bond Index
                          Portfolio Class A                (unhedged)
-------------------------------------------------------------------------------
       12/31/94                 $ 10,000                   $ 10,000
       12/31/95                 $ 12,473                   $ 11,904
       12/31/96                 $ 13,248                   $ 12,335
       12/31/97                 $ 13,336                   $ 12,364
       12/31/98                 $ 15,219                   $ 14,256
       12/31/99                 $ 14,290                   $ 13,647
       12/31/00                 $ 14,457                   $ 13,860
       12/31/01                 $ 14,418                   $ 13,723
       12/31/02                 $ 16,856                   $ 16,398
       12/31/03                 $ 19,091                   $ 18,843
       12/31/04                 $ 20,929                   $ 20,794


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


3


GLOBAL BOND PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                              BEGINNING             ENDING
                                            ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
GLOBAL BOND PORTFOLIO                        JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,111.74            $4.62            0.87%
Hypothetical (5% return before expenses)         $1,000            $1,020.76            $4.42            0.87%

CLASS B
Actual                                           $1,000            $1,110.10            $5.94            1.12%
Hypothetical (5% return before expenses)         $1,000            $1,019.51            $5.69            1.12%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Government Obligations                           $ 63,988,306          91.4%
-------------------------------------------------------------------------------
Corporate Obligations                               3,733,916           5.3
                                                 ------------         -----
-------------------------------------------------------------------------------
Total Investments*                                 67,722,222          96.7
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities            2,318,170           3.3
                                                 ------------         -----
-------------------------------------------------------------------------------
Net Assets                                       $ 70,040,392         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term investments.


5


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS-96.7%
AUSTRIA-4.9%
GOVERNMENT OBLIGATION-4.9%
Republic of Austria
  3.80%, 10/20/13 (a)                        EUR        2,500     $   3,449,133
                                                                  -------------
BELGIUM-4.7%
GOVERNMENT OBLIGATION-4.7%
Kingdom of Belgium
  4.25%, 9/28/14 (a)                                    2,300         3,268,273
                                                                  -------------
DENMARK-3.4%
GOVERNMENT OBLIGATION-3.4%
Kingdom of Denmark
  7.00%, 11/15/07 (a)                        DKK       11,650         2,376,504
                                                                  -------------
FINLAND-4.8%
GOVERNMENT OBLIGATION-4.8%
Government of Finland
  5.375%, 7/04/13 (a)                        EUR        2,175         3,356,802
                                                                  -------------
GERMANY-7.8%
BANKING-0.2%
Deutsche Ausgleichbank
  7.00%, 6/23/05 (a)                                      150           153,120
                                                                  -------------
GOVERNMENT OBLIGATION-7.6%
Bundesobligation
  3.25%, 4/17/09 (a)                                      500           687,699
Deutschland Bundesrepublik
  4.25%, 1/04/14 (a)                                    3,260         4,648,848
                                                                  -------------
                                                                      5,336,547
                                                                  -------------
                                                                      5,489,667
                                                                  -------------
IRELAND-5.1%
GOVERNMENT OBLIGATION-5.1%
Republic of Ireland
  4.25%, 10/18/07 (a)                                   2,525         3,576,268
                                                                  -------------
ITALY-4.2%
GOVERNMENT OBLIGATION-4.2%
Republic of Italy
  6.75%, 2/01/07 (a)                                    2,000         2,951,676
                                                                  -------------
JAPAN-24.6%
GOVERNMENT OBLIGATIONS-24.6%
Government of Japan
  1.40%, 6/20/11                             JPY      106,600         1,075,277
  1.50%, 9/20/14                                      363,400         3,579,414
  1.70%, 3/22/10-9/20/10                              525,000         5,406,104
  1.80%, 9/20/10                                      232,600         2,407,831
  1.90%, 6/21/10-12/20/10                             455,500         4,739,736
                                                                  -------------
                                                                     17,208,362
                                                                  -------------
NETHERLANDS-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Netherlands
  3.75%, 7/15/09 (a)                         EUR        2,550         3,578,412
                                                                  -------------
SPAIN-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Spain
  6.15%, 1/31/13 (a)                                    2,278         3,667,078
                                                                  -------------
SWEDEN-0.9%
GOVERNMENT OBLIGATION-0.9%
Government of Sweden
  6.50%, 5/05/08 (a)                         SEK        3,910           653,334
                                                                  -------------
UNITED KINGDOM-0.2%
BANKING-0.2%
Scotland International Finance II BV
  4.25%, 5/23/13 (b)                         USD          160           153,583
                                                                  -------------
UNITED STATES-4.9%
FINANCIAL-3.3%
Berkshire Hathaway, Inc.
  4.20%, 12/15/10                            USD          350           347,753
Genworth Financial, Inc.
  1.60%, 6/20/11 (a)                         JPY       75,000           733,077
International Lease Finance Corp.
  3.50%, 4/01/09                             USD          350           340,803
Pershing Road Development Co.
  2.80%, 9/01/26 (b)(c)                                   660           660,000
SunTrust Bank Series CD
  2.53%, 6/02/09 (c)                                      250           249,975
                                                                  -------------
                                                                      2,331,608
                                                                  -------------
INDUSTRIAL-0.5%
General Electric Co.
  5.00%, 2/01/13                                          330           338,568
                                                                  -------------
RETAIL-1.1%
Wal-Mart Stores, Inc.
  4.55%, 5/01/13                                          750           757,037
                                                                  -------------
                                                                      3,427,213
                                                                  -------------
U. S. GOVERNMENT AND GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-20.8%
Federal Home Loan Mortgage Corp.
  5.125%, 11/07/13                                      1,000         1,004,000
Federal National Mortgage Association
  4.125%, 4/15/14                                       1,525         1,478,042


6


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
U.S. Treasury Notes
  2.00%, 7/15/14                              USD       1,383     $   1,426,883
  3.50%, 11/15/09                                       6,930         6,897,512
  3.625%, 7/15/09                                       1,700         1,704,915
  4.25%, 8/15/14                                        2,050         2,054,565
                                                                  -------------
                                                                     14,565,917
                                                                  -------------
Total Long-term Investments
  (cost $59,663,340)                                                 67,722,222
                                                                  -------------
SHORT-TERM INVESTMENT-0.7%
UNITED STATES-0.7%
TIME DEPOSIT-0.7%
Societe Generale
  2.25%, 1/03/05
  (cost $500,000)                                         500           500,000
                                                                  -------------
TOTAL INVESTMENTS-97.4%
  (cost $60,163,340)                                                 68,222,222
Other assets less liabilities-2.6%                                    1,818,170
                                                                  -------------
NET ASSETS-100%                                                   $  70,040,392
                                                                  =============


FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)


                                                     U.S. $
                                    CONTRACT        VALUE ON         U.S. $        UNREALIZED
                                     AMOUNT       ORIGINATION       CURRENT       APPRECIATION
                                      (000)           DATE           VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------
BUY CONTRACTS:
British Pound, settling 1/19/05         1,835      $3,393,827      $3,519,758        $125,931
Canadian Dollar, settling 2/9/05          268         221,186         223,242           2,056
Canadian Dollar, settling 2/9/05          556         448,796         463,782          14,986
Canadian Dollar, settling 2/9/05          855         697,594         713,656          16,062
Euro, settling 1/07/05                    539         717,268         732,584          15,316
Japanese Yen, settling 1/6/05         224,754       2,183,479       2,193,685          10,206
Japanese Yen, settling 1/6/05         107,173       1,024,708       1,046,050          21,342
Japanese Yen, settling 1/6/05          37,223         362,470         363,304             834

SALE CONTRACTS:
Danish Krone, settling 2/17/05          7,907       1,414,886       1,445,205         (30,319)
Euro, settling 1/07/05                  1,050       1,382,057       1,427,420         (45,363)
Japanese Yen, settling 1/06/05        192,455       1,848,978       1,878,428         (29,450)
Swedish Krona, settling 2/16/05           462          68,861          69,522            (661)



(a) Positions, or portion thereof, with an aggregate market value of $ 33,100,224, have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of these securities amounted to $813,583 or 1.2% of net assets.

(c) Floating rate security. Stated interest rate was in effect at December 31, 2004.

Currency Abbreviations:

DKK - Danish Krona

EUR - Euro

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See Notes to Financial Statements.


7


GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $60,163,340)          $  68,222,222
  Cash                                                                  350,314
  Foreign cash, at value (cost $416)                                        430
  Unrealized appreciation of forward exchange currency
    contracts                                                           206,733
  Interest receivable                                                   941,954
  Receivable for investment securities sold                             707,895
  Receivable for capital stock sold                                       9,524
                                                                  -------------
  Total assets                                                       70,439,072
                                                                  -------------
LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                           105,793
  Payable for capital stock redeemed                                    140,133
  Advisory fee payable                                                   26,467
  Administrative fee payable                                             17,500
  Distribution fee payable                                                2,938
  Transfer agent fee payable                                                 56
  Accrued Expenses                                                      105,793
                                                                  -------------
  Total liabilities                                                     398,680
                                                                  -------------
NET ASSETS                                                        $  70,040,392
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       5,149
  Additional paid-in capital                                         59,526,766
  Undistributed net investment income                                 2,954,030
  Accumulated net realized loss on investment and foreign
    currency transactions                                              (676,541)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       8,230,988
                                                                  -------------
                                                                  $  70,040,392
                                                                  =============
CLASS A SHARES
  Net assets                                                      $  56,043,476
                                                                  =============
  Shares of capital stock outstanding                                 4,113,273
                                                                  =============
  Net asset value per share                                       $       13.63
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  13,996,916
                                                                  =============
  Shares of capital stock outstanding                                 1,036,175
                                                                  =============
  Net asset value per share                                       $       13.51
                                                                  =============


See Notes to Financial Statements.


8


GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $16,328)             $   1,906,584
                                                                  -------------
EXPENSES
  Advisory fee                                                          397,217
  Distribution fee -- Class B                                            32,164
  Custodian                                                             149,534
  Administrative                                                         69,000
  Audit                                                                  41,750
  Printing                                                               20,157
  Legal                                                                   5,000
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                           5,077
                                                                  -------------
  Total expenses                                                        721,758
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                        (92,199)
                                                                  -------------
  Net expenses                                                          629,559
                                                                  -------------
  Net investment income                                               1,277,025
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                           3,868,160
    Foreign currency transactions                                       996,848
  Net change in unrealized appreciation/depreciation of:
    Investments                                                          53,392
    Foreign currency denominated assets and liabilities                 (11,243)
                                                                  -------------
  Net gain on investment and foreign currency transactions            4,907,157
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   6,184,182
                                                                  =============


See Notes to Financial Statements.


9


GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                            $   1,277,025    $   1,289,455
Net realized gain on investment and foreign
  currency transactions                              4,865,008        4,071,774
Net change in unrealized appreciation/
  depreciation of investments and
  foreign currency denominated assets
  and liabilities                                       42,149        3,103,651
                                                 -------------    -------------
Net increase in net assets from operations           6,184,182        8,464,880

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (3,156,752)      (3,476,111)
  Class B                                             (714,608)        (610,949)
Net realized gain on investment transactions
  Class A                                           (1,105,271)              -0-
  Class B                                             (258,556)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                               (964,959)       1,034,328
                                                 -------------    -------------
Total increase (decrease)                              (15,964)       5,412,148

NET ASSETS
  Beginning of period                               70,056,356       64,644,208
                                                 -------------    -------------
  End of period (including undistributed net
    investment income of $2,954,030 and
    $1,605,827, respectively)                    $  70,040,392    $  70,056,356
                                                 =============    =============


See Notes to Financial Statements.


10


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Bond Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


11


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $92,199. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  50,698,398    $  52,714,569
U.S. government securities                          22,128,696       13,015,756


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  60,202,933
                                                                  =============
Gross unrealized appreciation                                     $   8,037,710
Gross unrealized depreciation                                           (18,421)
                                                                  -------------
Net unrealized appreciation                                       $   8,019,289
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


13


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              367,754       680,667   $   4,820,375   $   8,767,973
Shares issued in
  reinvestment
  of dividends and
  distributions          350,207       264,343       4,262,023       3,476,111
Shares redeemed         (949,280)   (1,044,491)    (12,372,797)    (13,455,988)
                     -----------   -----------   -------------   -------------
Net decrease            (231,319)      (99,481)  $  (3,290,399)  $  (1,211,904)
                     ===========   ===========   =============   =============

CLASS B
Shares sold              328,716     1,557,003   $   4,248,238   $  19,931,078
Shares issued in
  reinvestment
  of dividends and
  distributions           80,560        46,745         973,164         610,949
Shares redeemed         (223,733)   (1,431,327)     (2,895,962)    (18,295,795)
                     -----------   -----------   -------------   -------------
Net increase             185,543       172,421   $   2,325,440   $   2,246,232
                     ===========   ===========   =============   =============

NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.


15


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                   2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary income                             $   4,585,985    $   4,087,060
  Net long-term capital gains                       649,202               -0-
                                              -------------    -------------
Total distributions paid                      $   5,235,187    $   4,087,060
                                              =============    =============


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   6,154,798
Undistributed long term capital gains                               645,921
Accumulated capital and other losses                             (4,352,378)(a)
Unrealized appreciation/(depreciation)                            8,060,136(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $  10,508,477
                                                              =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $1,391,822, all of which expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Strategic Income Portfolio, may apply. During the current fiscal year, the fund utilized capital loss carryforwards of $126,701. For the year ended December 31, 2004, the Portfolio deferred losses on straddles of $2,960,556.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons


17


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


18


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002        2001(a)      2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.50       $12.63       $10.93       $10.96       $11.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .25(c)       .25          .25          .35          .45(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .93         1.40         1.58         (.38)        (.32)
Net increase (decrease) in net asset
  value from operations                         1.18         1.65         1.83         (.03)         .13

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.78)        (.78)        (.13)          -0-        (.42)
Distributions from net realized gain on
  investment transactions                       (.27)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.05)        (.78)        (.13)          -0-        (.42)
Net asset value, end of period                $13.63       $13.50       $12.63       $10.93       $10.96

TOTAL RETURN
Total investment return based on
  net asset value (d)                           9.63%       13.26%       16.91%        (.27)%       1.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $56,043      $58,658      $56,137      $48,221      $50,325
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .88%        1.15%        1.17%        1.07%        1.02%
  Expenses, before waivers and
    reimbursements                              1.02%        1.15%        1.17%        1.07%        1.06%
  Net investment income                         1.93%(c)     1.93%        2.18%        3.28%        4.13%(c)
Portfolio turnover rate                          107%         197%         220%         101%         372%



See footnote summary on page 20.


19


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002        2001(a)      2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.40       $12.54       $10.86       $10.92       $11.23

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .22(c)       .21          .22          .32          .41(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .91         1.41         1.57         (.38)        (.31)
Net increase (decrease) in net asset
  value from operations                         1.13         1.62         1.79         (.06)         .10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.75)        (.76)        (.11)          -0-        (.41)
Distributions from net realized gain
  on investment transactions                    (.27)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.02)        (.76)        (.11)          -0-        (.41)
Net asset value, end of period                $13.51       $13.40       $12.54       $10.86       $10.92

TOTAL RETURN
Total investment return based on
  net asset value (d)                           9.33%       13.08%       16.59%        (.55)%        .98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period,
  (000's omitted)                            $13,997      $11,399       $8,507       $7,150       $6,145
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.13%        1.40%        1.42%        1.32%        1.31%
  Expenses, before waivers and
    reimbursements                              1.27%        1.40%        1.42%        1.32%        1.35%
  Net investment income                         1.72%(c)     1.66%        1.92%        3.00%        3.82%(c)
Portfolio turnover rate                          107%         197%         220%         101%         372%



(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


21


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


22


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
    NAME, ADDRESS,                       PRINCIPAL                                  COMPLEX        DIRECTORSHIP
    DATE OF BIRTH                       OCCUPATION(S)                             OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                   DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                  113              None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
9/7/32                         associated since prior to 2000. He was formerly
(1990)                         Deputy Comptroller and Chief Investment
Chairman of the Board          Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief             94              None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico,
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,            95              None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,          98              None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


23


GLOBAL BOND PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                              PRINCIPAL
  NAME, ADDRESS            POSITION(S) HELD                         PRINCIPAL OCCUPATION
AND DATE OF BIRTH              WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                   Executive Vice President of Alliance Capital
10/2/57                                                 Management Corporation ("ACMC")** since 2001;
                                                        prior thereto, Chief Executive Officer of Sanford C.
                                                        Bernstein & Co., LLC and its predecessor since prior
                                                        to 2000.

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                     President and Independent   Officer--Mutual Funds of ACMC,** with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel and First Vice President of Merrill Lynch
                                                        Investment Managers L.P. since prior to 2000 until
                                                        March 2003.

Douglas J. Peebles(1)       Vice President              Executive Vice President of ACMC**, with which he
8/10/65                                                 has been associated since prior to 2000.

Jeffrey L. Phlegar          Vice President              Executive Vice President of ACMC**, with which he
6/28/66                                                 has been associated since prior to 2000.

Mark R. Manley              Secretary                   Senior Vice President, Deputy General Counsel and
10/23/62                                                Chief Compliance Officer of ACMC**, with which he
                                                        has been associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief         Senior Vice President of Alliance Global Investor
10/4/50                     Financial Officer           Services, Inc. ("AGIS")** and Vice President of
                                                        AllianceBernstein Investment Research and
                                                        Management, Inc. ("ABIRM")**, with which he
                                                        has been associated since prior to 2000.

Thomas R. Manley            Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                  associated since prior to 2000.




(1) Mr. Peebles is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.


Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS


February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests primarily in sovereign debt obligations of developing countries and in U.S. and non-U.S. corporate fixed income securities. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative with regards to the issuer's capacity to pay interest and repay principal. The Portfolio's investments will be U.S. dollar denominated.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) for the one-, five- and 10-year periods ended December 31, 2004.

The Portfolio posted strong absolute returns, but underperformed its benchmark, the JPM EMBI+, for the annual reporting period ended December 31, 2004. The Portfolio's overall individual country weighting decisions for the year have contributed positively to the Portfolio's absolute performance. The Portfolio's security selection, however, was too defensive relative to U.S. interest rates, resulting in its underperformance versus the benchmark.

The Portfolio's duration was shortened during the spring and summer of 2004, as interest rates were expected to rise and dampen overall emerging market returns. However, lower consumer confidence and sluggish employment growth in the U.S. delayed rate hikes by the U.S. Federal Reserve and kept interest rates relatively low, providing a continued favorable environment for emerging market debt. Emerging market debt has recently become more correlated to movements in U.S. Treasury rates.

MARKET REVIEW AND INVESTMENT STRATEGY

The emerging market debt class, as represented by the JPM EMBI+, returned a strong 11.77% during the annual reporting period. All emerging market countries represented within the Index posted positive returns. The emerging debt markets benefited throughout the annual period from lower global interest rates, higher commodity prices and improving emerging country fundamentals.

Emerging markets experienced some volatility in the spring of 2004, however. After posting very strong gains in 2003 and early 2004, emerging debt markets sold off dramatically in April 2004, in response to a surprisingly strong gain in reported March U.S. payroll employment. Worries surfaced that the U.S. Federal Reserve would begin tightening interest rates sooner-than-expected. In April and May 2004, emerging market debt returns fell by a total of 7.37%.

Later in the reporting period, soft consumer confidence readings, weak inflation data and lower payroll numbers allowed emerging market debt to rebound as the U.S. economy hit a mid-year slowdown. The prospects of slower, more measured U.S. Federal Reserve tightenings moved emerging market debt returns back into positive territory.

For the annual period under review, the Latin region gained 13.26% and outpaced non-Latin markets which gained 9.51%, as several Latin countries benefited from export demand and strong commodity prices, particularly oil. Sustained growth in the Latin region and a resulting decline in fiscal deficits improved their macroeconomic fundamentals. Countries within the JPM EMBI+ that outperformed for the annual period included oil-producing countries Venezuela, which returned 23.25%, Ecuador at 21.15%, and Brazil at 14.31%. Brazil was upgraded by both Moody's Investor Service and Standard & Poor's rating agencies. Countries within the JPM EMBI+ that underperformed during the annual period ended December 31, 2004 were Morocco at 2.45%, Malaysia at 4.62% and Poland at 6.74%.

During the annual reporting period, the Portfolio maintained allocations to its core emerging market countries (Brazil, Russia, Colombia, Mexico, Peru, Turkey and Venezuela); however, the Portfolio's interest rate duration exposure was reduced later in the reporting period as global liquidity tightened and interest rates were poised to move higher.

The Portfolio generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July, however, the Portfolio's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and


1


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO


the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Furthermore, there was a significant negative change in Russia's sovereign supply and demand technicals.

The Portfolio's exposure in Brazil was reduced as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns proved to be misplaced; however, so Brazilian holdings have subsequently begun to be added back to the Portfolio's investment portfolio. Furthermore, gross domestic product growth in Brazil has remained high, easing worries about debt sustainability. Brazil's stronger economy led to statements released by their Central Bank President, that a renewal of their funding agreement with the International Monetary Fund may not be needed. Public debt in Brazil has fallen to less than 54% of gross domestic product, with a decreased amount of debt linked to the dollar, allowing Brazil to be less exposed to international volatility.

The Portfolio's position in the Ukraine was increased during the period due to strong economic growth and prospects for rating upgrades. Toward the end of the annual reporting period, the Portfolio's Argentinean debt was also increased due to significant indications that a new, final restructuring offer would benefit investors.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Global Dollar Government Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


2


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Global Dollar Government Portfolio.

A Word About Risk

The Portfolio invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. These fluctuations can also be due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


3


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK                        Returns
PERIODS ENDED DECEMBER 31, 2004         1 Year         5 Years         10 Years
-------------------------------------------------------------------------------
AllianceBernstein Global
  Dollar Government Portfolio
  Class A                                10.12%         16.31%          13.84%
JPM EMBI+                                11.77%         13.55%          15.06%


ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94 - 12/31/04


JPM EMBI+: $40,648

AllianceBernstein Global Dollar Government Portfolio Class A: $36,541


[THE FOLLOWING DATA WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein
                     Global Dollar
                  Government Portfolio
                        Class A           JPM EMBI+
----------------------------------------------------
12/31/94                 10000              10000
12/31/95                 12298              12677
12/31/96                 15360              17660
12/31/97                 17392              19959
12/31/98                 13616              17095
12/31/99                 17168              21536
12/31/00                 19581              24909
12/31/01                 21416              24712
12/31/02                 24873              28231
12/31/03                 33183              36368
12/31/04                 36541              40648

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Dollar Government Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


4


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                           Beginning          Ending
                                         Account Value      Account Value        Expenses Paid           Annualized
Global Dollar Government Portfolio       July 1, 2004     December 31, 2004      During Period*        Expense Ratio*
---------------------------------------------------------------------------------------------------------------------
Class A
Actual                                   $1,000               $1,141.20           $11.03                    2.05%
Hypothetical
  (5% return before expenses)            $1,000               $1,014.83           $12.48                    2.05%

Class B
Actual                                   $1,000               $1,139.99           $12.48                    2.32%
Hypothetical
  (5% return before expenses)            $1,000               $1,013.47           $11.74                    2.32%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


5


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2004


SECURITY TYPE                              U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Sovereign Debt Obligations                  $22,493,304            80.6%
Corporate Debt Obligations                    1,491,741             5.3
                                             ----------          ------
Total Investments*                           23,985,045            85.9
Cash and receivables,
   net of liabilities                         3,925,855            14.1
                                             ----------          ------
Net Assets                                  $27,910,900           100.0%


* Excludes short-term investments.


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                Principal
                                  Amount
                                  (000)                   U.S. $ Value
------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-80.6%
NON-COLLATERALIZED BRADY BONDS-4.7%
BRAZIL-4.7%
Federal Republic of Brazil
  3.125%, 4/15/12 (a)              $  309                      $294,558
  C-Bonds
  8.00%, 4/15/14                      824                       844,078
DCB
  Series L
  3.125%, 4/15/12 (a)                 184                       175,654
                                                             ------------
Total Non-Collateralized Brady Bonds
  (cost $974,287)                                             1,314,290

SOVEREIGN DEBT SECURITIES-75.9%
ARGENTINA-4.3%
Republic of Argentina
  1.98%, 8/03/12(a) (b)               766                       651,100
  11.375%, 3/15/10 (b)                 40                        13,600
  11.75%, 6/15/15 (b)                 125                        40,938
  12.00%, 6/19/31 (b)                 276                        90,948
  12.25%, 6/19/18 (b)                 705                       232,541
  15.50%, 12/19/08 (b)                552                       180,780
                                                            ------------
                                                               1,209,907

BRAZIL-11.4%
Federal Republic of Brazil
  9.25%, 10/22/10                     50                         55,900
  10.50%, 7/14/14                    405                        479,925
  11.00%, 8/17/40 (c)              1,333                      1,580,937
  12.00%, 4/15/10                    250                        309,250
  12.75%, 1/15/20                    555                        750,915
                                                            ------------
                                                               3,176,927

BULGARIA-1.0%
Republic of Bulgaria
  8.25%, 1/15/15  (d)                212                         266,480

COLOMBIA-2.7%
Republic of Colombia
  8.25%, 12/22/14                    106                         110,505
  10.75%, 1/15/13                     88                         105,072
  11.75%, 2/25/20                    425                         545,700
                                                            ------------
                                                                 761,277

ECUADOR-3.2%
Republic of Ecuador
  0.00% 10/11/05                    194                          185,402
  8.00%, 8/15/30 (d) (e)            831                          717,984
                                                            ------------
                                                                 903,386

EL SALVADOR-0.7%
Republic of El Salvador
  7.625%, 9/21/34 (d)                72                           74,160
  8.50%, 7/25/11 (d)                100                          112,900
                                                            ------------
                                                                 187,060

INDONESIA-0.9%
Republic of Indonesia
  6.75%, 3/10/14 (d)                260                          260,650

JAMAICA-0.6%
Government of Jamaica
  11.75%, 5/15/11 (d)               120                          141,600
  12.75%, 9/01/07 (d)                30                           35,205
                                                            ------------
                                                                 176,805

MEXICO-14.4%
United Mexican States
  7.50%, 1/14/12                    225                          255,150
  8.125%, 12/30/19                1,135                        1,331,923
  11.375%, 9/15/16                  364                          535,990
  Series A
  6.375%, 1/16/13                    42                           44,730
  8.00%, 9/24/22                  1,057                        1,220,835
  9.875%, 2/01/10                   503                          618,439
                                                            ------------
                                                               4,007,067

PANAMA-2.8%
Republic of Panama
  8.875%, 9/30/27                    25                           27,600
  9.375%, 7/23/12-4/01/29            70                           82,700
  9.625%, 2/08/11                   223                          264,255
  10.75%, 5/15/20                   275                          357,500
  IRB
  2.75%, 7/17/14 (a)                 64                           62,428
                                                            ------------
                                                                 794,483

PERU-3.2%
Republic of Peru
  8.375%, 5/03/16                   237                          265,440
  8.75%, 11/21/33                    80                           86,800
  9.125%, 2/21/12                   231                          268,538
  9.875%, 2/06/15                   215                          265,525
                                                            ------------
                                                                 886,303

PHILIPPINES-3.0%
Republic of Philippines
  9.00%, 2/15/13                    300                          306,000
  9.875%, 1/15/19                   125                          128,125
  10.625%, 3/16/25                  377                          402,448
                                                            ------------
                                                                 836,573

RUSSIA-13.0%
Russia Ministry of Finance
  Series V
  3.00%, 5/14/08                    515                          478,744
  Series VII
  3.00%, 5/14/11                    890                          750,537
Russian Federation
  5.00%, 3/31/30 (d) (e)          2,308                        2,387,079
                                                            ------------
                                                               3,616,360


7


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                Principal
                                  Amount
                                  (000)                   U.S. $ Value
------------------------------------------------------------------------

TURKEY-4.6%
Republic of Turkey
  11.00%, 1/14/13                 $ 195                       $  248,138
  11.50%, 1/23/12                   580                          745,851
  11.75%, 6/15/10                   100                          125,650
  12.375%, 6/15/09                  125                          156,885
                                                            ------------
                                                               1,276,524

UKRAINE-4.5%
Government of Ukraine
  6.875%, 3/04/11 (d)               500                          512,980
  7.65%, 6/11/13 (d)                550                          586,875
  11.00%, 3/15/07                   149                          160,194
                                                            ------------
                                                               1,260,049

URUGUAY-1.1%
Republic of Uruguay
  7.875%, 1/15/33                   333                          295,703

VENEZUELA-4.5%
Republic of Venezuela
  3.09%, 4/20/11 (e)                170                          154,275
  5.375%, 8/07/10                   320                          300,480
  8.50%, 10/08/14                   115                          121,900
  9.25%, 9/15/27                    651                          686,805
                                                            ------------
                                                               1,263,460

Total Sovereign Debt Securities
  (cost $19,166,535)                                          21,179,014

Total Sovereign Debt Obligations
  (cost $20,140,822)                                          22,493,304

CORPORATE DEBT OBLIGATIONS-5.3%
BANKING-0.4%
Kazkommerts International
  BV (Kazakhstan)
  8.50%, 4/16/13 (d)                100                          104,500

COMMUNICATIONS - MOBILE-1.3%
Kyivstar (Ukraine)
  10.375%, 8/17/09 (d)              100                          110,000
MobiFon Holdings BV
  (Romania)
  12.50%, 7/31/10                   100                          118,625
Mobile Telesystems Finance
  (Russia)
  9.75%, 1/30/08 (d)                125                          131,875
                                                            ------------
                                                                 360,500

CONTAINERS-0.7%
Vitro Envases (Mexico)
  10.75%, 7/23/11 (d)               200                          207,500

ENERGY-0.6%
Gazprom Oao (Russia)
  9.625%, 3/01/13 (d)               100                          118,000
Monterrey Power,
  SA De C.V. (Mexico)
  9.625%, 11/15/09 (d)               45                           53,237
                                                            ------------
                                                                 171,237

METALS/MINING-0.6%
Freeport-McMoran Copper
  & Gold (Indonesia)
  10.125%, 2/01/10                  150                          171,375

PETROLEUM PRODUCTS-1.7%
Pemex Project Funding
  Master Trust (Mexico)
  8.00%, 11/15/11                   250                          287,749
PF Export Receivables
  Master Trust (Brazil)
  6.436%, 6/01/15 (d)               127                          126,317
Tyumen Oil (Russia)
  11.00%, 11/06/07 (d)               55                           62,563
                                                            ------------
                                                                 476,629

Total Corporate Debt Obligations
  (cost $1,342,595)                                            1,491,741

SHORT-TERM INVESTMENT-10.8%
TIME DEPOSIT-10.8%
Societe Generale
  2.125%, 1/03/05
  (cost $3,000,000)               3,000                        3,000,000

TOTAL INVESTMENTS-96.7%
  (cost $24,483,417)                                          26,985,045

Other assets less liabilities-3.3%                               925,855
                                                            ------------
NET ASSETS-100%                                              $27,910,900
                                                            ------------


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

CALL OPTION WRITTEN (see Note D)

Description                        Contracts (f)         Exercise Price     Expiration Month     U.S. $ Value
-------------------------------------------------------------------------------------------------------------
Federal Republic of Brazil
  11.00%, 8/17/40                    125,000                 $117.65              Jan '05         $ (2,000)
Federal Republic of Brazil
  11.00%, 8/17/40                    100,000                  118.10              Jan '05           (1,400)
Federal Republic of Brazil
  11.00%, 8/17/40                    115,000                  118.15              Jan '05           (1,495)
Federal Republic of Brazil
  11.00%, 8/17/40                    100,000                  118.50              Jan '05           (1,300)
Federal Republic of Brazil
  11.00%, 8/17/40                     50,000                  118.75              Jan '05             (600)
                                                                                                  ----------
  (premiums received $7,113)                                                                      $ (6,795)
                                                                                                  ----------


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                     Notional                                                      Unrealized
Swap Counterparty                     Amount              Interest              Termination       Appreciation/
& Referenced Obligation               (000's)              Rate                    Date          (Depreciation)
--------------------------------------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global Markets, Inc.
Republic of Colombia
  8.375%, 2/15/27                        150                   3.02%              1/20/10       $    (1,071)
Citigroup Global Markets, Inc.
Republic of Philippines
  10.625%, 3/16/25                       130                   5.60               3/20/14              (768)
Citigroup Global Markets, Inc.
Republic of Hungary
  4.50%, 2/06/13                          75                   0.50              11/26/13             (1,410)

Sale Contracts:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                        200                   4.40               5/20/06             10,338
Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                        400                   6.35               8/20/05             24,494
Citigroup Global Markets, Inc.
Republic of Colombia
  8.375%, 2/15/27                        250                   1.13               1/20/07                354
Citigroup Global Markets, Inc.
Republic of Philippines
  10.625%, 3/16/25                       130                   4.95               3/20/09              2,787
Credit Suisse First Boston
Federal Republic of Brazil
  12.25%, 3/06/30                        175                   6.90               6/20/07             15,418
Morgan Stanley
Federal Republic of Brazil
  12.25%, 3/06/30                        160                   3.80               8/20/06              9,476


(a) Floating rate security. Stated interest rate was in effect at December 31, 2004.

(b)  Security is in default and is non-income producing.

(c) A position or portion of the underlying security has been segregated by the Portfolio for the written call options outstanding at December 31, 2004. The value of this security amounted to $581,140 at December 31, 2004.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of /these securities amounted to $6,009,905 or 21.5% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31,2004.

(f)  One contract relates to principal amount of $1.00.

Glossary:

DCB - Debt Conversion Bonds
IRB - Interest Rate Reduction Bond


See Notes to Financial Statements.


9


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004


ASSETS
  Investments in securities, at value
    (cost $24,483,417)                                            $26,985,045
  Cash                                                                384,526
  Unrealized appreciation of swap contracts                            62,867
  Interest receivable                                                 530,248
  Receivable for investment securities sold                           324,075
  Receivable for capital stock sold                                    24,989
                                                                  -----------
  Total assets                                                     28,311,750
                                                                  -----------

LIABILITIES
  Outstanding call options written,
    at value (premiums received $7,113)                                 6,795
  Unrealized depreciation of swap contracts                             3,249
  Payable for investment securities purchased                         273,817
  Administrative fee payable                                           17,500
  Advisory fee payable                                                 11,637
  Distribution fee payable                                              1,047
  Payable for capital stock redeemed                                      346
  Transfer agent fee payable                                               60
  Accrued expenses                                                     86,399
                                                                  -----------
  Total liabilities                                                   400,850
                                                                  -----------
NET ASSETS                                                        $27,910,900
                                                                  -----------

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $1,888
  Additional paid-in capital                                       22,451,441
  Undistributed net investment income                               1,674,385
  Accumulated net realized gain on investment transactions          1,221,622
  Net unrealized appreciation of investments                        2,561,564
                                                                  -----------
                                                                  $27,910,900
                                                                  -----------

Class A Shares
  Net assets                                                      $22,932,254
                                                                  -----------
  Shares of capital stock outstanding                               1,550,667
                                                                  -----------
  Net asset value per share                                            $14.79
                                                                  -----------

Class B Shares
  Net assets                                                       $4,978,646
                                                                  -----------
  Shares of capital stock outstanding                                 337,684
                                                                  -----------
  Net asset value per share                                            $14.74
                                                                  -----------


See Notes to Financial Statements.


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004


INVESTMENT INCOME
  Interest                                                         $2,141,693
                                                                  -----------

EXPENSES
  Advisory fee                                                        183,580
  Distribution fee-Class B                                             10,677
  Custodian                                                           207,617
  Administrative                                                       69,000
  Audit                                                                41,750
  Legal                                                                10,408
  Printing                                                              7,572
  Directors' fees                                                       1,000
  Transfer agency                                                         859
  Miscellaneous                                                         6,400
                                                                  -----------
  Total expenses before interest                                      538,863
  Interest expense                                                      2,477
                                                                  -----------
  Total expenses                                                      541,340
  Less: expenses waived and reimbursed by the Adviser (see Note B)   (46,812)
                                                                  -----------
  Net expenses                                                        494,528
                                                                  -----------
  Net investment income                                             1,647,165
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on:
    Investment transactions                                         1,827,344
    Written options                                                    62,472
    Swap contracts                                                    326,655
  Net change in unrealized appreciation/depreciation of:
    Investments                                                   (1,158,417)
    Written options                                                       318
    Swap contracts                                                  (209,615)
                                                                  -----------
  Net gain on investment transactions                                 848,757
                                                                  -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $2,495,922
                                                                  -----------


See Notes to Financial Statements.


11


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended       Year Ended
                                                  December 31,      December 31,
                                                      2004             2003
                                                 --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                             $1,647,165      $1,945,850
  Net realized gain on investment transactions       2,216,471       3,971,000
  Net change in unrealized appreciation/
    depreciation of investments                     (1,367,714)      1,632,673
                                                 --------------    -------------
  Net increase in net assets from operations         2,495,922       7,549,523

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
  Class A                                           (1,636,884)     (1,368,257)
  Class B                                             (308,029)        (63,134)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (2,234,889)      1,053,177
                                                 --------------    -------------
  Total increase (decrease)                         (1,683,880)      7,171,309

NET ASSETS
  Beginning of period                               29,594,780      22,423,471
                                                 --------------    -------------
  End of period (including undistributed
    net investment income of $1,674,385 and
    $1,940,706, respectively)                      $27,910,900     $29,594,780
                                                 --------------    -------------


See Notes to Financial Statements.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004


NOTE A: Significant Accounting Policies

The AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company.
The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolio's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


13


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $46,812. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                     Purchases        Sales
                                                   -----------     -----------
Investment securities (excluding
  U.S. government securities)                      $47,558,157     $52,734,507
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding the written option and swap contracts) are as follows:

Cost                                                               $25,543,899
                                                                   -----------
Gross unrealized appreciation                                       $2,441,925
Gross unrealized depreciation                                            (779)
                                                                   -----------
Net unrealized appreciation                                         $2,441,146
                                                                   -----------


15


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2004 were as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
                                                   -----------     ----------
Options outstanding at December 31, 2003                   -0-     $       -0-
Options written                                     2,955,000          53,000
Options terminated in closing
  purchase transactions                            (1,300,000)        (22,365)
Options expired                                    (1,165,000)        (23,522)
                                                   -----------     ----------
Options outstanding at December 31, 2004              490,000      $    7,113
                                                   -----------     ----------


2. Swap Agreements

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio

At December 31, 2004, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,315,000, with net unrealized appreciation of $62,867 and terms ranging from 1 to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Portfolio had Buy Contracts outstanding with a Notional Amount of $280,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $1,035,000 as of December 31, 2004.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2004, the average amount of reverse repurchase agreements outstanding was $1,188,894 and the daily weighted average interest rate was .33%.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $129 which is included in interest income in the accompanying statement of operations.


17


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes designated Class A and Class B. Each class consist of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNTS
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Shares sold              281,328       676,545    $  4,025,798    $  8,656,711
Shares issued in
  reinvestment
  of dividends           127,285        99,946        1,636,88      41,368,257
Shares redeemed         (677,105)     (900,148)     (9,595,145)    (11,632,275)
                     ------------  ------------  --------------  --------------
Net decrease            (268,492)     (123,657)   $ (3,932,463)   $ (1,607,307)
                     ------------  ------------  --------------  --------------
Class B
Shares sold              193,217       226,684    $  2,745,198    $  3,029,568
Shares issued in
  reinvestment
  of dividends            23,990         4,615         308,029          63,133
Shares redeemed          (97,415)      (33,182)     (1,355,653)       (432,217)
                     ------------  ------------  --------------  --------------
Net increase             119,792       198,117    $  1,697,574    $  2,660,484
                     ------------  ------------  --------------  --------------


NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk-Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk-Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk-In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:
                                                     2004          2003
                                                  ----------     --------
Distributions paid from:
  Ordinary income                               $1,944,913     $1,431,391
Total taxable distributions                      1,944,913      1,431,391
Total distributions paid                        $1,944,913     $1,431,391


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income                                  $1,793,219
Undistributed long-term capital gains                           1,176,508(a)
Unrealized appreciation/(depreciation)                          2,487,844(b)
Total accumulated earnings/(deficit)                           $5,457,571


(a) During the current fiscal year, the Portfolio utilized $833,622 of capital loss carryforwards.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to the tax treatment of swap income, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


19


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pur-


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

suant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


21


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                                                 Year Ended December 31,
                                                2004(a)      2003         2002         2001(b)      2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.53       $11.43       $10.63       $10.76       $10.79

Income From Investment Operations
Net investment income (c)                        .86(d)       .95          .94(d)      1.11(d)      1.27(d)
Net realized and unrealized gain (loss)
  on investment transactions                     .45         2.83          .70         (.10)         .14
Net increase in net asset value
  from operations                               1.31         3.78         1.64         1.01         1.41

Less: Dividends
Dividends from net investment income           (1.05)        (.68)        (.84)       (1.14)       (1.44)
Net asset value, end of period                $14.79       $14.53       $11.43       $10.63       $10.76

Total Return
Total investment return based on
  net asset value (e)                          10.12%       33.41%       16.14%        9.37%       14.06%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $22,932      $26,433      $22,198      $11,249       $9,423
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.76%        1.90%        1.40%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.93%        1.90%        2.00%        2.37%        2.42%
  Expenses, before waivers and
    reimbursements excluding
    interest expense                            1.92%        1.88%        2.00%        2.37%        2.42%
  Net investment income                         6.07%(d)     7.20%        8.83%(d)    10.63%(d)    11.71%(d)
Portfolio turnover rate                          188%         150%         142%         176%         148%


See footnote summary on page 23.


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 CLASS B
                                                   ------------------------------------------------
                                                           Year Ended                      July 22,
                                                          December 31,                   2002(f) to
                                                   -----------------------------       December 31,
                                                        2004(a)        2003                   2002
                                                   -------------  --------------       -----------
Net asset value, beginning of period                     $14.51       $11.42               $10.20

Income From Investment Operations
Net investment income (c)                                   .82(d)      0.88                  .35(d)
Net realized and unrealized gain on
  investment transactions                                   .45         2.89                  .87
Net increase in net asset value from operations            1.27         3.77                 1.22

Less: Dividends
Dividends from net investment income                      (1.04)        (.68)                  -0-
Net asset value, end of period                           $14.74       $14.51               $11.42

Total Return
Total investment return based on net asset value (e)       9.81%       33.34%               11.96%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $4,979       $3,162                 $226
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              2.07%        2.14%                1.63%(g)
  Expenses, before waivers and reimbursements              2.24%        2.14%                1.99%(g)
  Expenses, before waivers and reimbursements
    excluding interest expense                             2.23%        2.12%                1.99%(g)
  Net investment income                                    5.74%(d)     6.67%                9.12%(d)(g)
Portfolio turnover rate                                     188%         150%                 142%


(a) As of November 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by 0.17% for Class A and B respectively.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share, and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Commencement of distribution.

(g) Annualized.


23


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Global Dollar Government Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
---------------------
New York, New York
February 4,  2005


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.


25


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                               IN FUND         OTHER
NAME, ADDRESS,                       PRINCIPAL                                 COMPLEX      DIRECTORSHIP
DATE OF BIRTH                       OCCUPATION(S)                            OVERSEEN BY       HELD BY
(YEAR ELECTED*)                   DURING PAST 5 YEARS                          DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#       Investment adviser and an independent                  113          None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
9/7/32                        associated since prior to 2000. He was formerly
(1990)                        Deputy Comptroller and Chief Investment
Chairman of the Board         Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief             94          None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,            95          None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,          98          None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.

*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


26


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

GLOBAL DOLLAR GOVERNMENT PORTFOLIO


Officer Information

Certain information concerning Fund's Officers is listed below.

                         PRINCIPAL
NAME, ADDRESS*        POSITION(S) HELD                          PRINCIPAL OCCUPATION
AND DATE OF BIRTH        WITH FUND                               DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
Marc O. Mayer            President                   Executive Vice President of Alliance Capital
10/2/57                                              Management Corporation ("ACMC")** since
                                                     2001; prior thereto, Chief Executive Officer of
                                                     Sanford C. Bernstein & Co., LLC and its predecessor
                                                     since prior to 2000.

Philip L. Kirstein       Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                  and Independent             Officer - Mutual Funds of ACMC,** with which he has
                         Compliance Officer          been associated since October 2004. Prior thereto, he
                                                     was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                     October 2003 to October 2004, and General Counsel and
                                                     First Vice President of Merrill Lynch Investment
                                                     Managers L.P. since prior to 2000 until March 2003.

Paul J. DeNoon(1)        Vice President              Senior Vice President of ACMC** with which
4/18/62                                              he has been associated since prior to 2000.

Jeffrey L. Phlegar       Vice President              Executive Vice President of ACMC**,
8/28/66                                              with which he has been associated since
                                                     prior to 2000.

Mark R. Manley           Secretary                   Senior Vice President, Deputy General
10/23/62                                             Counsel and Chief Compliance Officer of ACMC**,
                                                     with which he has been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief         Senior Vice President of Alliance Global
10/4/50                  Financial Officer           Investor Services, Inc. ("AGIS")** and Vice President of
                                                     AllianceBernstein Investment Research and Management, Inc.
                                                     ("ABIRM")**, with which he has been associated since prior to 2000.

Thomas R. Manley         Controller                  Vice President of ACMC**, with which he has
8/3/51                                               been associated since prior to 2000.


(1) Mr. DeNoon is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

                               ALLIANCEBERNSTEIN
                            -----------------------
                               VARIABLE PRODUCTS
                            -----------------------
                                  SERIES FUND
                            -----------------------
                               ALLIANCEBERNSTEIN
                            -----------------------
                                  HIGH YIELD
                            -----------------------
                                  PORTFOLIO
                            -----------------------


                                ANNUAL REPORT
                              DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------


INVESTMENT PRODUCTS OFFERED
-------------------------
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED
-------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

HIGH YIELD PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

January 26, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein High Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk, fixed income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Credit Suisse First Boston High Yield (CSFBHY) Index, for the one- and five-year periods ended December 31, 2004, and since inception of the Portfolio's Class A shares on October 27, 1997.

The Portfolio provided strong absolute returns for the year; however it underperformed relative to the CSFBHY Index. For the year, the Portfolio's relative underperformance was due primarily to security selection, particularly holdings within the utilities and wireless-communications sectors. The Portfolio's underweighted position in the chemical sector, which outperformed during the year, also detracted from performance. Positive security selection within the cable and health care sectors positively impacted performance during the year. Performance also benefited from the Portfolio's underweighted positions in the technology and retail sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

High yield was one of the best performing asset classes in 2004, according to the CSFBHY Index. After a volatile first half of the year in which investors worried about the speed of imminent Federal Reserve tightening, official interest rate hikes commenced at a measured pace and market volatility subsided. This resulted in an inflow of funds into the asset class from yield-seeking investors.

During the annual reporting period ended December 31, 2004, the average high-yield spread over Treasuries tightened over 100 basis points to its tightest level since April of 1998. This came on the heels of almost 500 basis points of spread tightening in 2003. On December 31, 2004, the high-yield market, as measured by the CSFBHY Index, was yielding 6.99%, for a spread of 346 basis points over Treasuries.

All of the major high yield industry sectors recorded gains in 2004. As the economy continued to expand, so did the prospects for the more cyclical sectors, as higher demand for their products more than offset rising raw materials costs. The best performing sectors for the year were the metals/mining, consumer non-durables and chemical sectors. Aerospace, which includes airlines, was the worst performing sector, as high energy prices and uncompetitive cost structures weighed on the financial performance of the industry. The late year rally in airlines seemed to be driven by an easing of market concerns regarding oil prices. Lower-rated debt continued to outperform during 2004 amidst strong economic growth and a plunging default rate.

During the annual period, the Portfolio was positioned to have a more neutral risk profile, or beta. Given expectations for rising rates in 2005, the Portfolio was underweighted in lower-spread tiers, which offer not only a smaller yield cushion, but which also tend to be more sensitive to changes in interest rates. The Portfolio had a neutral position in the higher-spread tiers, where research showed that we were not being adequately compensated for taking risk, but where securities tend to be less interest-rate sensitive.

Spreads have compressed to historically tight levels across most industries. As a result, the Portfolio's management team is focused on identifying the best security-specific total-return opportunities.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund High Yield Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


-------------------------------------------------------------------------------
1


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a trader-priced portfolio constructed to mirror the high yield debt market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein High Yield Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the underlying Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Investors should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
2


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE PORTFOLIO VS. ITS BENCHMARK                     Returns
PERIODS ENDED DECEMBER 31, 2004        ----------------------------------------
                                         1 Year     5 Years    Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio
  Class A                                  7.98%     4.61%         2.74%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield
  (CSFBY) Index                           11.96%     8.17%         6.44%
-------------------------------------------------------------------------------
*  Since Inception Date: 10/27/97 for Class A shares.


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
10/27/97* - 12/31/04


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A: $12,144

CSFBHY INDEX: $15,637


[Graphic ommitted, data below]


                AllianceBernstein         CSFB
               High Yield Portfolio    High Yield
                    Class A              Index
-------------------------------------------------------
10/27/97*            10000               10000
12/31/97             10330               10163
12/31/98              9949               10222
12/31/99              9692               10557
12/31/00              9193               10007
12/31/01              9472               10588
12/31/02              9185               10916
12/31/03             11247               13966
12/31/04             12144               15637

* Portfolio data is from the Portfolio's inception date of 10/27/97. Data for the CSFBHY Index is as of 10/29/97, the date closest to the Portfolio's inception date for which data was available.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio Class A shares (from 10/27/97* to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


-------------------------------------------------------------------------------
3


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

HIGH YIELD PORTFOLIO
FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                  Beginning          Ending
                                              Account Value      Account Value        Expenses Paid     Annualized
High Yield Portfolio                           July 1, 2004    December 31, 2004     During Period*   Expense Ratio*
---------------------------------------------------------------------------------------------------------------------
Class A
Actual                                               $1,000         $1,077.03              $5.43           1.04%
Hypothetical (5% return before expenses)             $1,000         $1,019.91              $5.28           1.04%
---------------------------------------------------------------------------------------------------------------------
Class B
Actual                                               $1,000         $1,075.78              $6.78           1.30%
Hypothetical (5% return before expenses)             $1,000         $1,018.60              $6.60           1.30%
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------
4


HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                               PERCENT OF
SECURITY TYPE                              U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Corporate Debt Obligations                 $ 52,600,625           95.0%
Preferred Stocks and Warrant                    691,455            1.2
Sovereign Debt Obligations                      288,180            0.5
                                           ------------          -----
Total Investments*                           53,580,260           96.7
Cash and receivables, net of liabilities      1,820,200            3.3
                                           ------------          -----
Net Assets                                 $ 55,400,460          100.0%
-------------------------------------------------------------------------------

*  Excludes short-term investments.


-------------------------------------------------------------------------------
5


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.0%
AEROSPACE/DEFENSE-1.3%
Bombardier, Inc. (Canada)
  6.30%, 5/01/14 (a)                                    $  200    $    173,500
L-3 Communications Corp.
  5.875%, 1/15/15 (a)                                      195         194,513
Sequa Corp.
  9.00%, 8/01/09                                            70          78,925
Transdigm, Inc.
  8.375%, 7/15/11                                          260         278,850
                                                                  ------------
                                                                       725,788
                                                                  ------------
AIR TRANSPORTATION-0.5%
ATA Airlines, Inc.
  6.99%, 4/15/16 (a)(b)                                    289         247,378
                                                                  ------------
AUTOMOTIVE-1.7%
Affinia Group, Inc.
  9.00%, 11/30/14 (a)                                       85          88,613
Cooper Standard Auto
  7.00%, 12/15/12 (a)                                      165         167,475
HLI Operating Co., Inc.
  10.50%, 6/15/10                                          260         278,850
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                          213         227,910
TRW Automotive
  9.375%, 2/15/13                                           93         107,880
  11.00%, 2/15/13                                           67          80,735
                                                                  ------------
                                                                       951,463
                                                                  ------------
BROADCASTING/MEDIA-2.4%
Allbritton Communications Co.
  7.75%, 12/15/12                                          170         175,950
Corus Entertainment, Inc. (Canada)
  8.75%, 3/01/12                                           120         131,700
Emmis Operating Co.
  6.875%, 5/15/12                                          180         188,325
Paxson Communications Corp.
  12.25%, 1/15/09 (c)                                      135         126,225
  10.750%, 7/15/08                                         140         147,000
PRIMEDIA, Inc.
  8.875%, 5/15/11                                          135         142,763
Radio One, Inc.
  8.875%, 7/01/11                                          100         108,875
Sinclair Broadcast Group, Inc.
  8.00%, 3/15/12                                           210         223,124
  8.75%, 12/15/11                                           90          97,988
                                                                  ------------
                                                                     1,341,950
                                                                  ------------
BUILDING/REAL ESTATE-3.2%
Associated Materials, Inc.
  11.25%, 3/01/14 (c)                                      640         460,799
D.R. Horton, Inc.
  6.875%, 5/01/13                                          190         205,675
KB HOME
  7.75%, 2/01/10                                           190         205,675
Meritage Corp.
  9.75%, 6/01/11                                           195         215,475
Nortek, Inc.
  8.50%, 9/01/14 (a)                                       180         188,100
Schuler Homes, Inc.
  10.50%, 7/15/11                                          155         176,313
Williams Lyon Homes, Inc.
  10.75%, 4/01/13                                          285         320,268
                                                                  ------------
                                                                     1,772,305
                                                                  ------------
CABLE-8.1%
Cablevision Systems Corp.
  8.00%, 4/15/12 (a)                                       380         405,649
Charter Communications Holdings LLC
  10.75%, 5/15/11 (c)                                    1,245         915,074
CSC Holdings, Inc.
  6.75%, 4/15/12 (a)                                       190         195,700
  7.625%, 7/15/18                                          195         206,213
DirecTV Holdings LLC
  8.375%, 3/15/13                                          125         140,156
EchoStar DBS Corp.
  6.375%, 10/01/11                                         260         265,850
Innova S. de R.L., SA (Mexico)
  9.375%, 9/19/13                                          225         255,938
  12.875%, 4/01/07                                          48          48,107
Insight Communications Co., Inc.
  12.25%, 2/15/11 (c)                                      265         257,713
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09                                          190         199,025
PanAmSat Holding Corp.
  10.375%, 11/01/14 (a)(c)                                 465         319,688
Rainbow National Services LLC
  8.75%, 9/01/12 (a)                                       260         285,350
  10.375%, 9/01/14 (a)                                     630         710,324
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15 (a)                                       275         281,188
                                                                  ------------
                                                                     4,485,975
                                                                  ------------
CHEMICALS-3.2%
Equistar Chemical Funding LP
  10.125%, 9/01/08                                         185         213,213
  10.625%, 5/01/11                                         130         150,800
Huntsman Advanced Materials LLC
  11.00%, 7/15/10 (a)                                      140         166,600
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09                                         124         130,510
Huntsman International Holdings LLC
  zero coupon, 12/31/09                                    500         280,000
Huntsman LLC
  11.50%, 7/15/12 (a)                                      260         307,450
Quality Distribution LLC
  9.00%, 11/15/10 (a)                                      365         364,087



-------------------------------------------------------------------------------
6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Westlake Chemical Corp.
  8.75%, 7/15/11                                        $  125    $    141,250
                                                                  ------------
                                                                     1,753,910
                                                                  ------------
COMMUNICATIONS-FIXED-5.4%
Cincinnati Bell, Inc.
  8.375%, 1/15/14                                          345         349,313
Citizens Communications Co.
  6.25%, 1/15/13                                           270         272,025
Eircom Funding (Ireland)
  8.25%, 8/15/13                                           245         270,725
FairPoint Communications, Inc.
  11.875%, 3/01/10                                          80          93,600
MCI, Inc.
  7.688%, 5/01/09                                          150         155,250
  8.735%, 5/01/14                                          155         166,625
Qwest Capital Funding, Inc.
  7.25%, 2/15/11                                           385         377,300
Qwest Communications
  International
  7.50%, 2/15/14 (a)                                       125         126,250
Qwest Corp.
  9.125%, 3/15/12 (a)                                      190         219,450
Qwest Services Corp.
  14.00%, 12/15/10 (a)                                     568         683,019
Time Warner Telecom, Inc.
  10.125%, 2/01/11                                         265         260,363
                                                                  ------------
                                                                     2,973,920
                                                                  ------------
COMMUNICATIONS-MOBILE-7.8%
American Cellular Corp.
  Series B
  10.00%, 8/01/11                                          225         192,938
Inmarsat Finance Plc (United Kingdom)
  7.625%, 6/30/12                                          295         306,800
  10.375%, 11/15/12 (a)(c)                                 205         147,600
Iridium LLC/Capital Corp.
  Series B
  14.00%, 7/15/05 (b)(d)                                   550          94,875
KYIVSTAR (Denmark)
  10.375%, 8/17/09 (a)                                     500         549,999
MobiFon Holdings BV (Netherlands)
  12.50%, 7/31/10                                          505         599,055
Nextel Communications, Inc.
  5.95%, 3/15/14                                           130         134,550
  6.875%, 10/31/13                                         265         287,525
Nextel Partners, Inc.
  8.125%, 7/01/11                                          145         160,950
  12.50%, 11/15/09                                          72          81,540
Oskar Mobil AS (Czech)
  7.50%, 10/15/11 (a)                                      205         304,421
PanAmSat Corp.
  9.00%, 8/15/14 (a)                                       260         290,225
Rogers Wireless, Inc. (Canada)
  7.25%, 12/15/12 (a)                                      155         164,300
Rural Cellular Corp.
  9.75%, 1/15/10                                           405         366,525
  9.875%, 2/01/10                                          130         132,275
Triton PCS, Inc.
  8.50%, 6/01/13                                           175         168,875
  8.75%, 11/15/11                                          105          82,950
  9.375%, 2/01/11                                           90          72,000
Western Wireless Corp.
  9.25%, 7/15/13                                           175         190,313
                                                                  ------------
                                                                     4,327,716
                                                                  ------------
CONSUMER MANUFACTURING-2.7%
Broder Brothers Co.
  11.25%, 10/15/10 (a)                                      12          12,540
  11.25%, 10/15/10                                         270         282,150
Jostens IH Corp.
  7.625%, 10/01/12 (a)                                     190         197,600
Jostens, Inc.
  12.75%, 5/01/10                                          270         294,637
K2, Inc.
  7.375%, 7/01/14 (a)                                      185         202,575
Playtex Products, Inc.
  8.00%, 3/01/11                                           190         207,575
Simmons Co.
  7.875%, 1/15/14                                           90          93,150
  10.00%, 12/15/14 (a)(c)                                  195         118,950
St. John Knits International, Inc.
  12.50%, 7/01/09                                           90          95,963
                                                                  ------------
                                                                     1,505,140
                                                                  ------------
ENERGY-4.0%
Amerada Hess Corp.
  7.30%, 8/15/31                                           250         278,900
Belden & Blake Corp.
  8.75%, 7/15/12 (a)                                       180         182,700
Chesapeake Energy Corp.
  7.75%, 1/15/15                                           195         212,063
Grant Prideco, Inc.
  9.00%, 12/15/09                                          115         127,363
HilCorp Energy
  10.50%, 9/01/10 (a)                                      445         502,849
Premcor Refining Group, Inc.
  9.50%, 2/01/13                                           115         133,400
Pride International, Inc.
  7.375%, 7/15/14                                          210         229,425
Reliant Energy, Inc.
  6.75%, 12/15/14                                          185         185,000
  9.50%, 7/15/13                                           240         272,700
Universal Compression, Inc.
  7.25%, 5/15/10                                            80          85,400
                                                                  ------------
                                                                     2,209,800
                                                                  ------------
ENTERTAINMENT/LEISURE-2.3%
NCL Corp. (Bermuda)
  10.625%, 7/15/14 (a)                                     360         360,000



-------------------------------------------------------------------------------
7


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)
  8.00%, 5/15/10                                        $   85    $     96,050
  8.75%, 2/02/11                                           240         283,500
Six Flags, Inc.
  9.50%, 2/01/09                                           245         254,800
Universal City Development
  11.75%, 4/01/10                                          195         230,344
Universal City Florida
  Holding Co.
  8.375%, 5/01/10 (a)                                       60          62,250
                                                                  ------------
                                                                     1,286,944
                                                                  ------------
FINANCIAL-2.0%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                         105         117,075
Fairfax Financial Holdings Ltd. (Canada)
  7.75%, 4/26/12                                           290         295,800
  8.25%, 10/01/15                                           75          76,500
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                           260         273,000
PXRE Capital Trust I
  8.85%, 2/01/27                                            45          45,675
Royal & Sun Alliance Insurance (United Kingdom)
  8.95%, 10/15/29                                           80         101,025
Western Financial Bank
  9.625%, 5/15/12                                          195         222,300
                                                                  ------------
                                                                     1,131,375
                                                                  ------------
FOOD/BEVERAGE-1.4%
Del Monte Corp.
  8.625%, 12/15/12                                         115         128,800
  Series B
  9.25%, 5/15/11                                           110         120,450
DIMON, Inc.
  Series B
  9.625%, 10/15/11                                         195         213,524
Dole Food Co., Inc.
  8.625%, 5/01/09                                          105         114,188
  8.875%, 3/15/11                                           65          70,688
Merisant Co.
  9.50%, 7/15/13 (a)                                       135         120,150
                                                                  ------------
                                                                       767,800
                                                                  ------------
GAMING-4.8%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                           95         105,925
Argosy Gaming Co.
  9.00%, 9/01/11                                           100         111,500
Boyd Gaming Corp.
  7.75%, 12/15/12                                          110         120,038
Harrahs Operating Co., Inc.
  7.875%, 12/15/05                                         100         104,000
Mandalay Resort Group
  6.375%, 12/15/11                                         155         161,975
  10.25%, 8/01/07                                          165         186,450
MGM Mirage, Inc.
  8.375%, 2/01/11                                          260         293,149
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                           60          61,650
  7.125%, 8/15/14                                          255         268,387
Park Place Entertainment Corp.
  7.00%, 4/15/13                                            50          55,125
  7.875%, 3/15/10                                           90         101,363
  9.375%, 2/15/07                                          120         132,300
Riviera Holdings Corp.
  11.00%, 6/15/10                                          155         173,213
Seneca Gaming Corp.
  7.25%, 5/01/12                                           405         426,262
Turning Stone Casino Resort Enterprises
  9.125%, 12/15/10 (a)                                     140         151,550
Venetian Casino/LV Sands, Inc.
  11.00%, 6/15/10                                          195         222,544
                                                                  ------------
                                                                     2,675,431
                                                                  ------------
HEALTHCARE-5.3%
Concentra Operating Corp.
  9.125%, 6/01/12 (a)                                       95         107,350
  9.50%, 8/15/10                                           145         163,850
Extendicare Health Services, Inc.
  9.50%, 7/01/10                                           145         162,400
Genesis HealthCare Corp.
  8.00%, 10/15/13                                          180         195,300
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09                                         260         268,450
HCA, Inc.
  6.375%, 1/15/15                                          355         356,437
Iasis Healthcare Corp.
  8.75%, 6/15/14                                           245         267,050
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                          182         210,210
Select Medical Corp.
  7.50%, 8/01/13                                           365         412,450
Triad Hospitals, Inc.
  7.00%, 11/15/13                                          220         224,950
Universal Hospital
  Services, Inc.
  10.125%, 11/01/11                                        240         249,600
Vanguard Health Holdings
  11.25%, 10/01/15 (a)(c)                                  465         304,575
                                                                  ------------
                                                                     2,922,622
                                                                  ------------
HOTEL/LODGING-2.8%
Corrections Corp. of America
  7.50%, 5/01/11                                            45          48,094
  9.875%, 5/01/09                                          155         172,050
Gaylord Entertainment Co.
  8.00%, 11/15/13                                          175         189,000


-------------------------------------------------------------------------------
8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Host Marriott LP
  Series G
  9.25%, 10/01/07                                       $  160    $    178,400
  Series I
  9.50%, 1/15/07                                           125         136,875
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                          105         111,694
La Quinta Properties, Inc.
  8.875%, 3/15/11                                          185         206,274
Starwood Hotels Resorts
  7.875%, 5/01/12                                          175         199,938
Sun International Hotels Ltd.
  8.875%, 8/15/11                                          105         114,713
Vail Resorts, Inc.
  6.75%, 2/15/14                                           210         213,674
                                                                  ------------
                                                                     1,570,712
                                                                  ------------
INDUSTRIAL-7.3%
Amsted Industries, Inc.
  10.25%, 10/15/11 (a)                                     255         288,150
Amtrol, Inc.
  10.625%, 12/31/06                                        205         184,500
Case New Holland, Inc.
  9.25%, 8/01/11 (a)                                       350         389,375
Dayton Superior Corp.
  10.75%, 9/15/08                                           90          96,300
  13.00%, 6/15/09                                          140         145,600
FastenTech, Inc.
  11.50%, 5/01/11 (a)                                      120         138,000
Fimep, SA (France)
  10.50%, 2/15/13                                          115         136,275
Flowserve Corp.
  12.250%, 8/15/10                                         160         176,800
Goodman Global Holdings
  7.875%, 12/15/12 (a)                                     270         268,988
Milacron Escrow Corp.
  11.50%, 5/15/11                                          265         280,900
Mueller Group, Inc.
  10.00%, 5/01/12                                          190         207,100
NMHG Holdings Co.
  10.00%, 5/15/09                                          105         116,025
Sensus Metering Systems, Inc.
  8.625%, 12/15/13                                         360         369,000
Terex Corp.
  Series B
  10.375%, 4/01/11                                         195         218,400
TriMas Corp.
  9.875%, 6/15/12                                          295         312,700
Trinity Industries
  6.50%, 3/15/14                                           305         305,000
Williams Scotsman, Inc.
  9.875%, 6/01/07                                          385         385,000
                                                                  ------------
                                                                     4,018,113
                                                                  ------------
MINING & METALS-2.3%
AK Steel Corp.
  7.875%, 2/15/09                                          210         213,938
Freeport-McMoRan Copper & Gold, Inc.
  Cl. B
  10.125%, 2/01/10                                         120         137,100
International Steel Group
  6.50%, 4/15/14                                           234         250,965
Ispat Inland ULC
  9.75%, 4/01/14                                           201         248,235
Peabody Energy Corp.
  6.875%, 3/15/13                                          220         238,150
Russel Metals, Inc. (Canada)
  6.375%, 3/01/14                                          200         203,000
                                                                  ------------
                                                                     1,291,388
                                                                  ------------
NON-AIR TRANSPORTATION-0.2%
Horizon Lines LLC
  9.00%, 11/01/12 (a)                                      105         112,875
                                                                  ------------
PAPER/PACKAGING-5.7%
Berry Plastics Corp.
  10.75%, 7/15/12                                          185         211,825
Crown Euro Holdings, SA (France)
  9.50%, 3/01/11                                           215         245,100
Georgia-Pacific Corp.
  8.875%, 5/15/31                                          130         162,500
  9.375%, 2/01/13                                          285         332,025
Graphic Packaging
  International Corp.
  9.50%, 8/15/13                                           365         415,187
Greif Brothers Corp.
  8.875%, 8/01/12                                          140         155,750
Huntsman Packaging Corp.
  13.00%, 6/01/10                                          125         121,875
Jefferson Smurfit Corp.
  8.25%, 10/01/12                                          140         152,600
MDP Acquisitions Plc
  9.625%, 10/01/12                                         205         228,575
Owens-Brockway Glass Container
  8.875%, 2/15/09                                          395         429,068
Pliant Corp.
  11.125%, 9/01/09                                          60          65,400
  13.00%, 6/01/10                                          330         320,100
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08 (a)(e)(f)                                 87           8,737
Stone Container Corp.
  9.25%, 2/01/08                                            25          27,625
  9.75%, 2/01/11                                           125         136,875
Vitro Envases (Mexico)
  10.75%, 7/23/11 (a)                                      155         160,813
                                                                  ------------
                                                                     3,174,055
                                                                  ------------
PUBLIC UTILITIES-ELECTRIC & GAS-7.7%
AES Corp.
  8.75%, 5/15/13 (a)                                        55          62,494
  9.00%, 5/15/15 (a)                                       100         114,500


-------------------------------------------------------------------------------
9


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Allegheny Energy, Inc.
  7.75%, 8/01/05                                        $  245       $ 248,981
Calpine Corp.
  8.50%, 7/15/10 (a)                                       445         381,587
DPL Capital Trust II
  8.125%, 9/01/31                                          180         203,922
DPL, Inc.
  6.875%, 9/01/11                                          125         136,517
Dynegy Holdings, Inc.
  10.125%, 7/15/13 (a)                                     345         395,024
Dynegy-Roseton Danskamme
  Series B
  7.67%, 11/08/16                                          240         230,400
Northwest Pipeline Corp.
  8.125%, 3/01/10                                          105         116,156
NRG Energy, Inc.
  8.00%, 12/15/13 (a)                                      255         277,950
Ormat Funding Corp.
  8.25%, 12/30/20 (a)                                      229         229,381
SEMCO Energy, Inc.
  7.125%, 5/15/08                                           65          69,568
  7.75%, 5/15/13                                           120         131,775
Southern Natural Gas Co.
  7.35%, 2/15/31                                           245         254,188
  8.875%, 3/15/10                                          130         145,600
Texas Genco LLC
  6.875%, 12/15/14 (a)                                     165         170,569
TXU Corp.
  5.55%, 11/15/14 (a)                                      190         188,748
Williams Cos., Inc.
  7.625%, 7/15/19                                          545         599,499
  7.875%, 9/01/21                                          255         284,325
                                                                  ------------
                                                                     4,241,184
                                                                  ------------
PUBLISHING-2.9%
American Media Operation
  8.875%, 1/15/11                                          100         106,375
  10.25%, 5/01/09                                          155         163,331
Dex Media, Inc.
  8.00%, 11/15/13                                          250         270,625
Dex Media East LLC
  9.875%, 11/15/09                                          50          56,938
  12.125%, 11/15/12                                         91         110,906
Dex Media West LLC
  Series B
  8.50%, 8/15/10                                            80          89,000
  9.875%, 8/15/13                                          314         361,885
Primedia, Inc.
  8.00%, 5/15/13                                           210         216,038
WMG Holdings Corp.
  9.50%, 12/15/14 (a)(c)                                   345         220,369
                                                                  ------------
                                                                     1,595,467
                                                                  ------------
RESTAURANTS-0.6%
Domino's, Inc.
  8.25%, 7/01/11                                           127         138,748
Sbarro, Inc.
  11.00%, 9/15/09                                          179         180,790
                                                                  ------------
                                                                       319,538
                                                                  ------------
RETAIL-0.5%
Petro Stopping Center
  9.00%, 2/15/12                                           142         150,165
United Auto Group, Inc.
  9.625%, 3/15/12                                          115         127,075
                                                                  ------------
                                                                       277,240
                                                                  ------------
SERVICE-2.8%
Allied Waste North America, Inc.
  6.375%, 4/15/11                                          225         217,688
  8.50%, 12/01/08                                           40          42,400
  8.875%, 4/01/08                                          125         133,750
H & E Equipment Services, Inc.
  11.125%, 6/15/12                                         295         324,500
National Waterworks, Inc.
  10.50%, 12/01/12                                         115         129,375
Service Corp. International
  6.00%, 12/15/05                                            4           4,070
  6.50%, 3/15/08                                           260         268,450
  7.70%, 4/15/09                                           160         172,800
United Rentals North America, Inc.
  6.50%, 2/15/12                                           292         284,700
                                                                  ------------
                                                                     1,577,733
                                                                  ------------
SUPERMARKET/DRUG-2.5%
Couche-Tard US/Finance Corp.
  7.50%, 12/15/13                                          169         181,253
Duane Reade, Inc.
  9.75%, 8/01/11 (a)                                       380         345,799
Rite Aid Corp.
  9.25%, 6/01/13                                           100         101,000
  9.50%, 2/15/11                                           140         153,650
  11.25%, 7/01/08                                          130         141,050
Roundy's, Inc.
  Series B
  8.875%, 6/15/12                                          110         120,175
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12                                          315         333,113
                                                                  ------------
                                                                     1,376,040
                                                                  ------------
TECHNOLOGY-3.6%
Amkor Technologies, Inc.
  7.75%, 5/15/13                                           640         601,600
Celestica, Inc. (Canada)
  7.875%, 7/01/11                                          345         370,013
Fairchild Semiconductor Corp.
  10.50%, 2/01/09                                          210         221,550
Flextronics International, Ltd.
  (Singapore)
  6.50%, 5/15/13                                           250         256,250


-------------------------------------------------------------------------------
10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Magnachip Semiconductor
  5.76%, 12/15/11 (a)(g)                                $  140    $    143,850
  8.00%, 12/15/14 (a)                                      120         125,100
SCG Holding Corp.
  zero coupon, 8/04/11 (a)                                  70         103,950
Unisys Corp.
  6.875%, 3/15/10                                          135         144,450
                                                                  ------------
                                                                     1,966,763
                                                                  ------------
Total Corporate Debt Obligations
  (cost $50,082,197)                                                52,600,625
                                                                  ------------
SOVEREIGN DEBT OBLIGATIONS-0.5%
Government of Ukraine
  11.00%, 3/15/07                                           28          30,036
Republic of Brazil
  10.50%, 7/14/14                                          100         118,500
Russian Federation
  5.00%, 3/31/30                                           135         139,644
                                                                  ------------
Total Sovereign Debt Obligations
  (cost $276,111)                                                      288,180
                                                                  ------------

                                                        Shares    U.S. $ Value
-------------------------------------------------------------------------------
PREFERRED STOCKS-1.2%
BROADCASTING/MEDIA-0.3%
Paxson Communications Corp.
  14.25%, 11/15//06 (e)                                     24    $    183,929
                                                                  ------------
FINANCIAL-0.9%
Sovereign REIT
  Series A
  12.00%, 5/16/20 (a)                                      335         507,525
                                                                  ------------
Total Preferred Stocks
  (cost $556,229)                                                      691,454
                                                                  ------------
WARRANT-0.0%
Pliant Corp.
  Warrants, expiring 6/01/10 (d)(f)
  (cost $1,820)                                             50               1
                                                                  ------------
TOTAL INVESTMENTS-96.7%
  (cost $50,916,357)                                                53,580,260
Other assets less liabilities-3.3%                                   1,820,200
                                                                  ------------
NET ASSETS-100%                                                   $ 55,400,460
                                                                  ============

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 , the aggregate market value of these securities amounted to $13,537,752 or 24.4 % of net assets.

(b)  Security is in default.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  Non-income producing security.

(e)  PIK (Paid-in-Kind) preferred quarterly stock payments.

(f)  Illiquid security, valued at fair value (see Note A).

(g)  Variable rate coupon, rate shown as of December 31, 2004.

     See Notes to Financial Statements.


-------------------------------------------------------------------------------
11


HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________
ASSETS
  Investments in securities, at value
    (cost $50,916,357)                                             $53,580,260
  Cash                                                                 816,692
  Foreign cash, at value (cost $20,202)                                 19,007
  Dividends and interest receivable                                  1,136,264
  Receivable for capital stock sold                                    136,980
                                                                   -----------
  Total assets                                                      55,689,203
                                                                   -----------
LIABILITIES
  Payable for investment securities purchased                          173,192
  Advisory fee payable                                                  23,213
  Administrative fee payable                                            17,500
  Distribution fee payable                                               2,618
  Transfer agent fee payable                                                56
  Accrued expenses                                                      72,164
                                                                   -----------
  Total liabilities                                                    288,743
                                                                   -----------
NET ASSETS                                                         $55,400,460
                                                                   ===========
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $6,955
  Additional paid-in capital                                        63,741,193
  Undistributed net investment income                                4,113,779
  Accumulated net realized loss on investment and foreign
    currency transactions                                          (15,124,354)
  Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities                       2,662,887
                                                                   -----------
                                                                   $55,400,460
                                                                   ===========
Class A Shares
  Net assets                                                       $42,841,889
                                                                   ===========
  Shares of capital stock outstanding                                5,376,149
                                                                   ===========
  Net asset value per share                                        $      7.97
                                                                   ===========
Class B Shares
  Net assets                                                       $12,558,571
                                                                   ===========
  Shares of capital stock outstanding                                1,579,108
                                                                   ===========
  Net asset value per share                                        $      7.95
                                                                   ===========


See Notes to Financial Statements.


-------------------------------------------------------------------------------
12


HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________
INVESTMENT INCOME
  Interest                                                          $4,659,238
  Dividends                                                             76,543
                                                                   -----------
  Total investment income                                            4,735,781
                                                                   -----------
EXPENSES
  Advisory fee                                                         360,978
  Distribution fee--Class B                                             25,437
  Custodian                                                            158,658
  Administrative                                                        69,000
  Audit                                                                 41,750
  Printing                                                              14,852
  Legal                                                                  5,000
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                          1,274
                                                                   -----------
  Total expenses                                                       678,808
  Less: expenses waived and reimbursed by the Adviser (see Note B)     (91,464)
                                                                   -----------
  Net expenses                                                         587,344
                                                                   -----------
  Net investment income                                              4,148,437
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                            990,006
    Foreign currency transactions                                      (21,186)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (1,034,259)
    Foreign currency denominated assets and liabilities                 (1,016)
                                                                   -----------
  Net loss on investment and foreign currency transactions             (66,455)
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 4,081,982
                                                                   ===========

See Notes to Financial Statements.


-------------------------------------------------------------------------------
13


HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2004            2003
                                                   ============    ============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                            $ 4,148,437     $ 3,468,368
  Net realized gain on investment and foreign
    currency transactions                              968,820         964,757
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities     (1,035,275)      4,679,646
                                                  ------------    ------------
  Net increase in net assets from operations         4,081,982       9,112,771

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (2,827,523)     (2,439,115)
    Class B                                           (641,967)       (149,865)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (1,249,760)     14,382,819
                                                  ------------    ------------
  Total increase (decrease)                           (637,268)     20,906,610

NET ASSETS
  Beginning of period                               56,037,728      35,131,118
                                                  ------------    ------------
  End of period (including undistributed
    net investment income of $4,113,779 and
    $3,456,018, respectively)                     $ 55,400,460    $ 56,037,728
                                                  ============    ============


See Notes to Financial Statements.


-------------------------------------------------------------------------------
14


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein High Yield Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff &Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


-------------------------------------------------------------------------------
15


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio, with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $91,464. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


-------------------------------------------------------------------------------
16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004 amounted to $292, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                    Purchases         Sales
                                                   -----------     -----------
Investment securities (excluding U.S.
  government securities)                           $42,346,266     $41,835,686
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $50,966,833
                                                                   ===========
Gross unrealized appreciation                                      $ 3,794,460
Gross unrealized depreciation                                       (1,181,033)
                                                                   -----------
Net unrealized appreciation                                        $ 2,613,427
                                                                   ===========

-------------------------------------------------------------------------------
17


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The lending agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $1,614 which is included in interest income in the accompanying statement of operations.


-------------------------------------------------------------------------------
18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                        AMOUONT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              525,294     2,095,774      $4,086,863     $15,413,642
Shares issued in
  reinvestment
  of dividends           385,221       334,126       2,827,523       2,439,115
Shares redeemed       (1,613,919)   (1,437,649)    (12,584,467)    (10,591,185)
                     ------------  ------------  --------------  --------------
Net increase
  (decrease)            (703,404)      992,251     $(5,670,081)     $7,261,572
                     ===========  ============  ==============  ==============

Class B
Shares sold              866,850     2,209,656      $6,776,998     $16,338,500
Shares issued in
  reinvestment
  of dividends            87,581        20,501         641,967         149,866
Shares redeemed         (382,523)   (1,276,488)     (2,998,644)     (9,367,119)
                     ------------  ------------  --------------  --------------
Net increase             571,908       953,669      $4,420,321      $7,121,247
                     ===========  ============  ==============  ==============

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.


-------------------------------------------------------------------------------
19


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                       2004            2003
                                                   -----------     -----------
Distributions paid from:
  Ordinary income                                   $3,469,490      $2,588,980
                                                   -----------     -----------
Total taxable distributions                          3,469,490       2,588,980
                                                   -----------     -----------
Total distributions paid                            $3,469,490      $2,588,980
                                                   ===========     ===========

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $4,127,823
Accumulated capital and other losses                            (15,087,922)(a)
Unrealized appreciation/(depreciation)                            2,612,411(b)
                                                                -----------
Total accumulated earnings/(deficit)                            $(8,347,688)
                                                                ===========

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $15,073,878 of which $2,200,265 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009 and $4,208,388 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post-October foreign currency losses of $14,044. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $1,006,377.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses, resulted in a net decrease to undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. The reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


-------------------------------------------------------------------------------
20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the


-------------------------------------------------------------------------------
21


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
22


HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                            --------------------------------------------------------------
                                                               Year Ended December 31,
                                            --------------------------------------------------------------
                                               2004         2003         2002         2001(a)      2000
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period           $7.91        $6.83        $7.51        $7.91        $9.14
                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .60(c)       .55          .54(c)       .63(c)       .74(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.01)         .95         (.76)        (.38)       (1.18)
                                            --------     --------     --------     --------     --------
Net increase (decrease) in net asset value
  from operations                                .59         1.50         (.22)         .25         (.44)
                                            --------     --------     --------     --------     --------
Less: Dividends
Dividends from net investment income            (.53)        (.42)        (.46)        (.65)        (.79)
                                            --------     --------     --------     --------     --------
Net asset value, end of period                 $7.97        $7.91        $6.83        $7.51        $7.91
                                            ========     ========     ========     ========     ========
Total Return
Total investment return based on
  net asset value (d)                           7.98%       22.44%       (3.03)%       3.04%       (5.15)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $42,842      $48,076      $34,765      $31,283      $22,333
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.04%        1.46%        1.18%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.21%        1.46%        1.45%        1.51%        1.42%
  Net investment income                         7.74%(c)     7.48%        7.78%(c)     8.08%(c)     8.68%(c)
Portfolio turnover rate                           80%         105%          83%          95%         175%


See footnote summary on page 24.


-------------------------------------------------------------------------------
23


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                             CLASS B
                                            ---------------------------------------
                                                                        July 22,
                                             Year Ended December 31,  2002(e) to
                                             ----------------------   December 31,
                                               2004         2003         2002
                                            ----------   ----------   ----------
Net asset value, beginning of period           $7.91        $6.84        $6.45
                                            --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .58(c)       .52          .15(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.02)         .97          .24
                                            --------     --------     --------
Net increase in net asset value
  from operations                                .56         1.49          .39
                                            --------     --------     --------
Less: Dividends
Dividends from net investment income            (.52)        (.42)          -0-
                                            --------     --------     --------
Net asset value, end of period                 $7.95        $7.91        $6.84
                                            ========     ========     ========
Total Return
Total investment return based on net
  asset value (d)                               7.62%       22.24%        6.05%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $12,558       $7,962         $366
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.30%        1.70%        1.42%(f)
  Expenses, before waivers and
    reimbursements                              1.47%        1.70%        1.63%(f)
  Net investment income                         7.51%(c)     7.19%        8.39%(c)(f)
Portfolio turnover rate                           80%         105%          83%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


-------------------------------------------------------------------------------
24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein High Yield Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

                                                          New York, New York
                                                          February 4, 2005


-------------------------------------------------------------------------------
25


HIGH YIELD PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


-------------------------------------------------------------------------------
26


HIGH YIELD PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                              IN FUND               OTHER
   NAME, ADDRESS,                          PRINCIPAL                          COMPLEX            DIRECTORSHIP
   DATE OF BIRTH                          OCCUPATION(S)                     OVERSEEN BY            HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                    DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent             113                 None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
CHAIRMAN OF THE BOARD         associated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief       94                  None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,      95                  None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,    98                  None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and Governance and Nominating Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


-------------------------------------------------------------------------------
27


HIGH YIELD PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*     PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
 AND DATE OF BIRTH      HELD WITH FUND                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer            President                Executive Vice President of Alliance Capital
10/2/57                                           Management Corporation ("ACMC")** since 2001;
                                                  prior thereto, Chief Executive Officer of Sanford C.
                                                  Bernstein & Co., LLC and its predecessor since prior to
                                                  2000.

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer-Mutual Funds of ACMC,** with which he
                         Compliance Officer       has been associated since October 2004. Prior thereto,
                                                  he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October 2004, and General
                                                  Counsel and First Vice President of Merrill Lynch
                                                  Investment Managers L.P. since prior to 2000 until
                                                  March 2003.

James E. Kennedy(1)      Vice President           Senior Vice President of ACMC, with which he has
5/24/60                                           been associated since prior to 2000.

Michael A. Snyder(1)     Vice President           Senior Vice President of ACMC since May, 2001.
4/18/62                                           Previously, he was a Managing Director in the high
                                                  yield asset management group at Donaldson, Lufkin
                                                  & Jenrette Corporation since 2000.

Jeffrey L. Phlegar       Vice President           Senior Vice President of ACMC**, with which he has
6/28/66                                           been associated since prior to 2000.

Mark R. Manley           Secretary                Senior Vice President Deputy General Counsel
8/3/51                                            and Chief Compliance Officer of ACMC**, with
                                                  which he has been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of
                                                  AllianceBernstein Investment Research and
                                                  Management, Inc. ("ABIRM")**, with which he
                                                  has been associated since prior to 2000.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2000.


(1) Messrs. Kennedy and Snyder are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
28


                        (This page left intentionally blank.)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------


INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Americas Government Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio invests in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmarks, the Lehman Brothers (LB) U.S. Aggregate Index and the LB Intermediate-Term Government Index, for the one-, five- and 10-year periods ended December 31, 2004.

For the annual reporting period ended December 31, 2004, the Portfolio outperformed both the LB U.S. Aggregate Index and the LB Intermediate-Term Government Index. The Portfolio's non-U.S. holdings substantially outperformed U.S. Treasuries and the components of both LB benchmarks, which are comprised of only U.S. holdings.

Within the Portfolio's government allocation, Canadian holdings contributed positively to relative returns, outperforming U.S. governments. Canadian government bonds, hedged into U.S. dollars, returned 6.33% versus only 3.54% for U.S. Treasuries, according to the J.P. Morgan Global Bond Index. An additional positive contributor to performance was the Portfolio's allocation to Canadian Real Return Bonds. Real Return Bonds (inflation-linked securities) outperformed as the Bank of Canada reduced rates to fuel growth and return inflation to its 2% target.

The Portfolio's Mexican holdings also contributed positively to relative performance. According to the J.P. Morgan Global Bond Index, Mexican debt returned 8.56%, also outpacing fixed-income market sectors in the U.S. Mexico was bolstered by an upgrade by Moody's rating agency as well as recent positive inflation data. Improved inflation expectations in Mexico were viewed as offsetting the negative effect of anticipated rising U.S. interest rates.

MARKET REVIEW AND INVESTMENT STRATEGY

Assured that the U.S. economy was back on track, the Federal Reserve began to remove its exceptionally accommodative policy stance during the annual reporting period. Between June and December, the Federal Reserve hiked the Fed Funds rate five times for a total of 125 basis points, bringing the Fed Funds target from its all-time low of 1% to a still-accommodative 2.25%. At its most recent meeting, the Central Bank affirmed its policy of measured tightening, citing moderate growth in total output, continued improvement in labor-market conditions, and robust productivity growth, alongside of balanced inflation risks.

The U.S. Treasury market posted a very modest return of 3.54% for the year as Treasury prices reflected mixed economic news throughout the annual reporting period. In April, the Treasury market sold off sharply in response to strong payroll employment data. Subsequently, the Treasury market rebounded somewhat as the U.S. economy experienced a mid-year economic slowdown. Although short-term U.S. interest rates followed the Fed higher, longer-term rates failed to increase as expected. Instead, the yield on the 10-year Treasury ended the year roughly where it began and longer-maturity yields ended about 25 basis points lower. This resulted in a significantly flatter yield curve. The yield spread between two- and 30-year Treasuries narrowed more than 150 basis points during the year.

Canadian government bonds outperformed U.S. government bond markets. The Canadian dollar strengthened significantly against the U.S. dollar which hurt exports to the U.S. and slowed the Canadian economy. The U.S. accounts for approximately 85% of Canadian exports. The strengthening Canadian dollar and slowdown in the Canadian economy reduced the need for Canada to raise interest rates, thereby supporting Canadian government bond prices.

Within the Portfolio, the core holdings were maintained while modest adjustments were made. Local Mexican debt was increased in the Portfolio's position as the yield curve steepened and Mexican yields became attractive. The duration of the Portfolio's local Mexican holdings was lengthened with the purchase of longer maturities, including a newly issued 20-year bond. The Portfolio's positions in market and duration terms to U.S. Treasuries


1


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

were reduced in anticipation of higher interest rates. The Portfolio's Canadian government bond position was also trimmed after a cycle of strong performance. Additionally, Canadian Tips were slowly added and the Portfolio's position in U.S. Treasury Tips was maintained as a protection against stronger growth and inflation.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Americas Government Income Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


2


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED LEHMAN BROTHERS (LB) U.S. AGGREGATE INDEX AND THE UNMANAGED LB INTERMEDIATE-TERM GOVERNMENT INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The LB U.S. Aggregate Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The LB Intermediate-Term Government Index measures performance of bonds in the one- to 10- year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Americas Government Income Portfolio.

A WORD ABOUT RISK

The Portfolio invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________



                                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS                        -----------------------------------------
PERIODS ENDED DECEMBER 31, 2004                           1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio
  Class A                                                  4.89%          7.79%         10.16%
-------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                       4.34%          7.71%          7.72%
-------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Government Index         2.33%          6.57%          6.75%
-------------------------------------------------------------------------------------------------



ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/94-12/31/04


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A: $26,329 LEHMAN BROTHERS U.S. AGGREGATE INDEX: $21,036
LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT INDEX: $19,218


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                 AllianceBernstein
                      Americas            Lehman Brothers     Lehman Brothers
                 Government Income        U.S. Aggregate     Intermediate-Term
                  Portfolio Class A            Index          Government Index
-------------------------------------------------------------------------------
    12/31/94            $ 10,000              $ 10,000             $ 10,000
    12/31/95            $ 12,271              $ 11,847             $ 11,441
    12/31/96            $ 14,566              $ 12,277             $ 11,906
    12/31/97            $ 15,967              $ 13,462             $ 12,825
    12/31/98            $ 16,617              $ 14,632             $ 13,913
    12/31/99            $ 18,096              $ 14,512             $ 13,982
    12/31/00            $ 20,338              $ 16,199             $ 15,445
    12/31/01            $ 21,068              $ 17,567             $ 16,746
    12/31/02            $ 23,383              $ 19,367             $ 18,360
    12/31/03            $ 25,102              $ 20,161             $ 18,781
    12/31/04            $ 26,329              $ 21,036             $ 19,218


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


4


AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                             BEGINNING             ENDING
                                           ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
AMERICAS GOVERNMENT INCOME PORTFOLIO        JULY 1, 2004     DECEMBER 31, 2004    DURING PERIOD*    EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,060.80            $5.34            1.03%
Hypothetical (5% return before expenses)         $1,000            $1,019.96            $5.23            1.03%

CLASS B
ACTUAL                                           $1,000            $1,059.98            $6.73            1.30%
Hypothetical (5% return before expenses)         $1,000            $1,018.60            $6.60            1.30%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


5


AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Government/Agency Obligations                    $ 36,876,548          64.5%
-------------------------------------------------------------------------------
U.S. TREASURY SECURITIES                           29,573,379          51.7
                                                 ------------         -----
-------------------------------------------------------------------------------
Total Investments*                                 66,449,927         116.2
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities           (9,281,398)        (16.2)
                                                 ------------         -----
-------------------------------------------------------------------------------
Net Assets                                       $ 57,168,529         100.0%
-------------------------------------------------------------------------------


*  Excludes short-term investments.


6


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

LONG-TERM INVESTMENTS-116.2%
CANADA-7.8%
GOVERNMENT/AGENCY OBLIGATIONS-7.8%
Government of Canada
  3.25%, 12/01/06 (a)                        CAD      $ 1,900     $   1,593,390
  4.25%, 12/01/21 (a)                                     569           631,887
  8.75%, 12/01/05 (a)                                   1,414         1,243,869
  10.25%, 3/15/14 (a)                                     590           717,149
Province of Ontario
  5.60%, 6/02/35 (a)                                      300           262,372
                                                                  -------------
Total Canadian Securities
  (cost $3,890,372)                                                   4,448,667
                                                                  -------------
MEXICO-24.4%
GOVERNMENT/AGENCY OBLIGATIONS-24.4%
Mexican Government Bonds
  8.00%, 12/07/23 (a)                        MXP       53,830         3,898,331
  9.00%, 12/24/09-12/20/12 (a)                         69,212         6,064,022
  Series M7
  8.00%, 12/24/08 (a)                                  46,242         4,014,839
                                                                  -------------
Total Mexican Securities
  (cost $13,813,346)                                                 13,977,192
                                                                  -------------
UNITED STATES-84.0%
U.S. GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-32.3%
Federal Home Loan Mortgage Corp.
  3.625%, 9/15/08                            US       $ 5,800         5,801,995
Federal National Mortgage Association
  4.125%, 4/15/14                                       2,000         1,938,416
  5.375%, 11/15/11                                      5,000         5,325,595
  7.00%, 3/01/32                                          181           192,367
Government National Mortgage Association
  6.00%, TBA                                            5,000         5,179,690
  9.00%, 9/15/24                                           11            12,626
                                                                  -------------
                                                                     18,450,689
                                                                  -------------
U.S. TREASURY SECURITIES-51.7%
U.S. Treasury Bonds
  6.25%, 5/15/30 (B)                                    4,700         5,619,254
  8.125%, 8/15/19 (c)                                   2,000         2,729,844
U.S. Treasury Notes
  3.50%, 11/15/09                                       4,915         4,891,958
  4.25%, 8/15/13-
  11/15/13 (b)                                          3,570         3,597,370
  4.875%, 2/15/12                                         150           158,543
  5.75%, 8/15/10                                        2,080         2,290,032
U.S. Treasury Strips
  0.00%, 5/15/13-11/15/21                              20,700        10,286,378
                                                                  -------------
                                                                     29,573,379
                                                                  -------------
Total United States Securities
  (cost $46,082,074)                                                 48,024,068
                                                                  -------------
Total Long-Term Investments
  (cost $63,785,792)                                                 66,449,927
                                                                  -------------
SHORT-TERM INVESTMENT-2.6%
TIME DEPOSIT-2.6%
Societe Generale
  2.125%, 1/03/05
  (cost $1,500,000)                                     1,500         1,500,000
                                                                  -------------
TOTAL INVESTMENTS-118.8%
  (cost $65,285,792)                                                 67,949,927
Other assets less liabilities-(18.8%)                               (10,781,398)
                                                                  -------------
NET ASSETS-100%                                                   $  57,168,529
                                                                  =============


7


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

FORWARD EXCHANGE CURRENCY CONTRACTS (SEE NOTE D)



                                                       U.S. $
                                       CONTRACT       VALUE ON         U.S. $       UNREALIZED
                                        AMOUNT      ORIGINATION       CURRENT      APPRECIATION/
                                        (000)           DATE           VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------
BUY CONTRACTS
Canadian Dollar, settling 2/09/05        4,026       $3,281,685      $3,359,706      $  78,021

SALE CONTRACTS
Canadian Dollar, settling 2/09/05        5,348        4,410,248       4,462,637        (52,389)
Mexican Peso, settling 1/21/05          96,144        8,461,851       8,598,200       (136,349)



FINANCIAL FUTURES CONTRACTS SOLD (SEE NOTE D)


                                                                    VALUE AT
                      NUMBER OF     EXPIRATION      ORIGINAL      DECEMBER 31,      UNREALIZED
      TYPE            CONTRACTS       MONTH          VALUE           2004          DEPRECIATION
--------------------------------------------------------------------------------------------------
U.S. Treasury Note                    March
10 Year Futures           119          2005       $13,180,179      $13,320,562      $(140,383)



REVERSE REPURCHASE AGREEMENTS (SEE NOTE D)

BROKER                 INTEREST RATE       MATURITY           AMOUNT
---------------------------------------------------------------------------
Deutsche Bank              2.15%           1/18/05          $ 1,036,747
Deutsche Bank              2.20%           1/18/05            5,682,279
                                                            -----------
                                                            $ 6,719,026
                                                            ===========


(a) Positions, or portion thereof, with an aggregate market value of $18,425,859 have been segregated to collateralize open forward exchange currency contracts

(b) Position, or portions thereof, with an aggregate market value of $6,681,906 has been segregated to collateralize reverse repurchase agreements.

(c) Position with a market value of $279,259 has been segregated to collateralize margin requirement for open futures contracts.

Currency Abbreviations:

CAD - Canadian Dollar

MXP - Mexican Peso

US$ - United States Dollar

Glossary:

TBA - To Be Assigned-Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.


8


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $65,285,792)           $ 67,949,927
  Cash                                                                  115,420
  Foreign cash, at value (cost $655,632)                                655,760
  Unrealized appreciation of forward exchange currency
    contracts                                                            78,021
  Interest receivable                                                   386,239
  Receivable for capital stock sold                                     230,479
                                                                   ------------
  Total assets                                                       69,415,846
                                                                   ------------
LIABILITIES
  Unrealized depreciation of forward exchange currency
    contracts                                                           188,738
  Reverse repurchase agreements                                       6,719,026
  Payable for investment securities purchased                         5,197,083
  Payable for variation margin on futures contracts                      31,609
  Advisory fee payable                                                   24,210
  Administration fee payable                                             17,500
  Distribution fee payable                                                1,938
  Transfer agent fee payable                                                 56
  Accrued expenses                                                       67,157
                                                                   ------------
  Total liabilities                                                  12,247,317
                                                                   ------------
NET ASSETS                                                         $ 57,168,529
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $      4,428
  Additional paid-in capital                                         52,216,948
  Undistributed net investment income                                 2,834,641
  Accumulated net realized loss on investment and foreign
  currency transactions                                                (301,555)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       2,414,067
                                                                   ------------
                                                                   $ 57,168,529
                                                                   ============
CLASS A SHARES
  Net assets                                                       $ 47,775,653
                                                                   ============
  Shares of capital stock outstanding                                 3,699,868
                                                                   ============
  Net asset value per share                                        $      12.91
                                                                   ============
CLASS B SHARES
  Net assets                                                       $  9,392,876
                                                                   ============
  Shares of capital stock outstanding                                   728,363
                                                                   ============
  Net asset value per share                                        $      12.90
                                                                   ============


See Notes to Financial Statements.


9


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $  3,685,618
                                                                   ------------
EXPENSES
  Advisory fee                                                          366,765
  Distribution fee -- Class B                                            19,426
  Custodian                                                             132,890
  Administrative                                                         69,000
  Audit                                                                  41,750
  Printing                                                               16,254
  Legal                                                                  11,929
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                          18,705
                                                                   ------------
  Total expenses before interest                                        678,578
  Interest expense                                                       14,137
                                                                   ------------
  Total expenses                                                        692,715
  Less: expenses waived and reimbursed by the adviser
    (see Note B)                                                        (63,425)
                                                                   ------------
  Net expenses                                                          629,290
                                                                   ------------
  Net investment income                                               3,056,328
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           1,160,769
    Written options                                                      11,488
    Futures                                                            (362,702)
    Foreign currency transactions                                      (176,894)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      (1,259,439)
    Futures                                                            (131,477)
    Foreign currency denominated assets and liabilities                 117,592
                                                                   ------------
  Net loss on investment and foreign currency transactions             (640,663)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  2,415,665
                                                                   ============


See Notes to Financial Statements.


10


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $   3,056,328    $   3,458,433
  Net realized gain on investment and
    foreign currency transactions                      632,661        1,263,571
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                                 (1,273,324)         422,898
                                                 -------------    -------------
  Net increase in net assets from operations         2,415,665        5,144,902

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (2,720,329)      (3,245,231)
    Class B                                           (347,443)        (143,433)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (8,427,958)      (8,050,736)
                                                 -------------    -------------
  Total decrease                                    (9,080,065)      (6,294,498)

NET ASSETS
  Beginning of period                               66,248,594       72,543,092
                                                 -------------    -------------
  End of period (including undistributed net
    investment income of $2,834,641 and
    $3,005,815, respectively)                    $  57,168,529    $  66,248,594
                                                 =============    =============


See Notes to Financial Statements.


11


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Americas Government Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


13


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $63,425. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  17,270,702    $  23,117,013
U.S. government securities                          26,135,660       24,237,438


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                              $  65,285,792
                                                                  =============
Gross unrealized appreciation                                     $   3,071,261
Gross unrealized depreciation                                          (407,126)
                                                                  -------------
Net unrealized appreciation                                       $   2,664,135
                                                                  =============


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


15


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Transactions in written options for the year ended December 31, 2004 were as follows:

                                                   NUMBER OF        PREMIUMS
                                                   CONTRACTS        RECEIVED
                                                 =============    =============
OPTIONS OUTSTANDING AT DECEMBER 31, 2003                    -0-   $          -0-
Options written                                     10,112,100           11,488
Options expired                                    (10,112,100)         (11,488)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT DECEMBER 31, 2004                    -0-   $          -0-
                                                 =============    =============

4. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2004, the average amount of reverse repurchase agreements outstanding was $5,079,208 and the daily weighted average interest rate was 2.09%.

5. DOLLAR ROLLS

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2004, the Portfolio earned income of $90,024 from dollar rolls.

NOTE E: SECURITIES LENDING

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. For the year ended December 31, 2004, the Portfolio had no securities on loan.

NOTE F: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              392,302       948,584   $   5,147,031   $  12,158,631
Shares issued in
  reinvestment
  of dividends           225,566       242,725       2,720,329       3,245,231
Shares redeemed       (1,572,400)   (2,252,158)    (20,172,752)    (28,915,805)
                     -----------   -----------   -------------   -------------
Net decrease            (954,532)   (1,060,849)  $ (12,305,392)  $ (13,511,943)
                     ===========   ===========   =============   =============



16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              589,281       557,837   $   7,708,605   $   7,212,518
Shares issued in
  reinvestment
  of dividends            28,810        10,720         347,443         143,433
Shares redeemed         (327,735)     (149,149)     (4,178,614)     (1,894,744)
                     -----------   -----------   -------------   -------------
Net increase             290,356       419,408   $   3,877,434   $   5,461,207
                     ===========   ===========   =============   =============


NOTE G: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE I: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                  2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary income                             $   3,067,772    $   3,388,664
  Net long-term capital gains                            -0-              -0-
                                              -------------    -------------
Total taxable distributions                       3,067,772        3,388,664
                                              -------------    -------------
Total distributions paid                      $   3,067,772    $   3,388,664
                                              =============    =============


17


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   3,957,977
Accumulated capital and other losses                             (1,675,991)(a)
Unrealized appreciation/(depreciation)                            2,665,167(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   4,947,153
                                                              =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $27,392, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $1,075,460. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post-October foreign currency losses of $683,074 and post-October capital losses of $110,120. For the year ended December 31, 2004, the Portfolio deferred losses on straddles of $855,406.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses and the tax character of paydown losses resulted in a net decrease in undistributed net investment income and a decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory
Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


19


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


20


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002        2001(a)      2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.01       $12.65       $12.17       $12.72       $12.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .65(c)       .61          .67(c)       .92(c)      1.08(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.06)         .34          .61         (.43)         .37
Net increase in net asset value from
  operations                                     .59          .95         1.28          .49         1.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.69)        (.59)        (.73)        (.91)        (.96)
Distributions from net realized gain
  on investment transactions                      -0-          -0-        (.07)        (.13)        (.19)
Total dividends and distributions               (.69)        (.59)        (.80)       (1.04)       (1.15)
Net asset value, end of period                $12.91       $13.01       $12.65       $12.17       $12.72

TOTAL RETURN
Total investment return based on
  net asset value (d)                           4.89%        7.35%       10.99%        3.59%       12.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $47,776      $60,550      $72,307      $51,146      $33,154
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%        1.04%         .93%         .95%         .95%
  Expenses, before waivers and
    reimbursements                              1.11%        1.04%        1.05%        1.15%        1.24%
  Expenses, excluding interest expense           .98%        1.04%         .93%         .95%         .95%
  Net investment income                         5.07%(c)     4.75%        5.45%(c)     7.35%(c)     8.68%(c)
Portfolio turnover rate                           69%          73%          60%          57%           0%



See footnote summary on page 22.


21


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                    CLASS B
                                      -------------------------------------
                                                                 July 22,
                                                                  2002 (e)
                                      YEAR ENDED DECEMBER 31,       to
                                      ------------------------  DECEMBER 31,
                                         2004         2003         2002
                                      -----------  -----------  -----------
Net asset value, beginning of
  period                                $13.01       $12.67       $12.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                  .62(c)       .57          .42(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                   (.06)         .36          .21
Net increase in net asset value
  from operations                          .56          .93          .63

LESS: DIVIDENDS
Dividends from net investment
  income                                  (.67)        (.59)          -0-
Net asset value, end of period          $12.90       $13.01       $12.67

TOTAL RETURN
Total investment return based on
  net asset value (d)                     4.67%        7.18%        5.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $9,393       $5,698         $236
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                        1.27%        1.30%        1.36%(f)
  Expenses, before waivers and
    reimbursements                        1.37%        1.30%        1.48%(f)
  Expenses, excluding interest
    expense                               1.24%        1.30%        1.36%(f)
  Net investment income                   4.88%(c)     4.42%        4.72%(c)(f)
Portfolio turnover rate                     69%          73%          60%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares oustanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distribution.

(f)  Annualized.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


23


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
ONE BATTERY PARK PLAZA
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


24


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                 PORTFOLIOS
                                                                                   IN FUND           OTHER
  NAME, ADDRESS,                        PRINCIPAL                                  COMPLEX        DIRECTORSHIP
  DATE OF BIRTH                        OCCUPATION(S)                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                   DURING PAST 5 YEARS                            DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                   113            None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
9/7/32                         associated since prior to 2000. He was formerly
(1990)                         Deputy Comptroller and Chief Investment
Chairman of the Board          Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief              94            None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,             95            None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,           98            None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


25


AMERICAS GOVERNMENT
INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



  NAME, ADDRESS*            PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH              HELD WITH FUND                        DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                    Executive Vice President of Alliance Capital Management
10/2/57                                                  Corporation ("ACMC")** since 2001; prior thereto,
                                                         Chief Executive Officer of Sanford C. Bernstein & Co.,
                                                         LLC and its predecessor since prior to 2000.

Philip L. Kirstein          Senior Vice President        Senior Vice President and Independent Compliance
5/29/45                     and Independent              Officer-Mutual Funds of ACMC,** with which he
                            Compliance Officer           has been associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                         October 2003 to October 2004, and General Counsel
                                                         and First Vice President of Merrill Lynch Investment
                                                         Managers L.P. since prior to 2000 until March 2003.

Paul J. DeNoon(1)           Vice President               Senior Vice President of ACMC** with which he has
4/18/62                                                  been associated since prior to 2000.

Michael Mon(1)              Vice President               Vice President of ACMC**, with which he has been
3/2/69                                                   associated since prior to 2000.

Douglas J. Peebles(1)       Vice President               Executive Vice President of ACMC**, with which he has
8/10/65                                                  been associated since prior to 2000.

Jeffrey L. Phlegar          Vice President               Executive Vice President of ACMC**, with which he has
6/28/66                                                  been associated since prior to 2000.

Mark R. Manley              Secretary                    Senior Vice President, Deputy General Counsel and Chief
10/23/62                                                 Compliance Officer of ACMC**, with which he has been
                                                         associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief          Senior Vice President of Alliance Global Investor
10/4/50                     Financial Officer            Services, Inc. ("AGIS")** and Vice President of
                                                         AllianceBernstein Investment Research and Management,
                                                         Inc. ("ABIRM")**, with which he has been associated
                                                         since prior to 2000.

Thomas R. Manley            Controller                   Vice President of ACMC**, with which he has been
8/3/51                                                   associated since prior to 2000.




(1) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC,  ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

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

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

                      (This page left intentionally blank.)

                               ALLIANCEBERNSTEIN
                            -----------------------
                               VARIABLE PRODUCTS
                            -----------------------
                                 SERIES FUND
                            -----------------------
                              ALLIANCEBERNSTEIN
                            -----------------------
                               U.S. GOVERNMENT/
                            -----------------------
                             HIGH GRADE SECURITIES
                            -----------------------
                                  PORTFOLIO
                            -----------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------




INVESTMENT PRODUCTS OFFERED
-------------------------
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED
-------------------------


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 11, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income consistent with the preservation of capital. The Portfolio invests principally in a portfolio of U.S. government securities, including mortgage-related securities and repurchase agreements relating to U.S. government securities, and other high-grade debt securities. The Portfolio also may invest in investment-grade corporate and other debt securities, and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the one-, five- and 10-year periods ended December 31, 2004.

For the annual reporting period ended December 31, 2004, the Portfolio underperformed the LB U.S. Aggregate Index. The Portfolio's overweighted position in investment grade corporates, particularly the focus in BBB-rated issuers, contributed positively to performance. Offsetting the positives during the annual period was the Portfolio's yield curve positioning; more specifically, the Portfolio's shorter-than-benchmark duration.

MARKET REVIEW AND INVESTMENT STRATEGY

In the context of a tightening Federal Reserve (125 basis points for the year) and a falling dollar, the bond market performed surprisingly during the annual reporting period ended December 31, 2004. For the second year in a row, fixed-income investors earned moderate returns on their investment-grade holdings--essentially equal to the bonds' yields. Despite a 50-basis-point increase in the Fed Funds rate in the last two months of the year, fourth-quarter returns were modestly positive, thanks to stable yields on longer-maturity bonds. Treasuries were the weakest sector on a duration-adjusted basis.

Among investment-grade sectors, credit delivered the strongest excess returns versus Treasuries during the annual period. Corporate bonds benefited from healthy economic growth, ample liquidity, strong credit fundamentals, limited supply and robust foreign demand. As a result, credit spreads ground tighter, reaching levels not seen in more than six years. Most of the spread tightening occurred in the second half of the year. Within the corporate market, BBB-rated debt significantly outperformed the higher-quality tiers, posting excess returns of 2.0%, compared to 1.4% for A-rated corporates and 0.8% for AA-rated debt. This pattern of performance held for the fourth quarter, as well.

In a stellar year for mortgages, the sector's excess returns nearly matched those of investment-grade credit. Performance was buoyed by persistently strong demand from foreign investors, declining volatility and virtually non-existent new supply as homeowner refinancings slowed to a trickle. Relative performance for the quarter was similarly very strong.

During the annual reporting period, the Portfolio was concentrated in high coupon mortgages which provided an attractive yield advantage. Within the corporate sector, the Portfolio generally maintained a greater-than-neutral exposure to investment-grade credit with an overweighted position in long-maturity and BBB-rated debt. The Portfolio also maintained a modestly shorter-than-benchmark duration in anticipation of higher interest rates.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund U.S. Government/High Grade Securities Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


-------------------------------------------------------------------------------
1


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index or composite, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Government/High Grade Securities Portfolio.

A Word About Risk

Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
2


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK                     Returns
PERIODS ENDED DECEMBER 31, 2004        -------------------------------------
                                         1 Year     5 Years       10 Years
-------------------------------------------------------------------------------
AllianceBernstein U.S. Government/
  High Grade Securities Portfolio
  Class A                                 3.77%       6.84%          6.93%
-------------------------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Index                         4.34%       7.71%          7.72%
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN U.S. GOV'T/HIGH GRADE SECURITIES PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT
12/31/94 - 12/31/04


LEHMAN BROTHERS U.S. AGGREGATE INDEX: $21,036

ALLIANCEBERNSTEIN U.S. GOVERNMENT/
HIGH GRADE SECURITIES PORTFOLIO CLASS A: $19,540


[Graphic ommitted, data below]

           AllianceBernstein
            U.S. Government/
          High Grade Securities       Lehman Brothers
            Portfolio Class A      U.S. Aggregate Index
-------------------------------------------------------
12/31/94         10000                    10000
12/31/95         11926                    11847
12/31/96         12230                    12277
12/31/97         13292                    13462
12/31/98         14384                    14632
12/31/99         14032                    14512
12/31/00         15587                    16199
12/31/01         16815                    17567
12/31/02         18125                    19367
12/31/03         18830                    20161
12/31/04         19540                    21036


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A shares (from 12/31/94 to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


-------------------------------------------------------------------------------
3


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FUND EXPENSES


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                    Beginning         Ending
U.S. Government/                                  Account Value    Account Value       Expenses Paid     Annualized
High Grade Securities Portfolio                   July 1, 2004   December 31, 2004    During Period*   Expense Ratio*
---------------------------------------------------------------------------------------------------------------------
Class A
Actual                                               $1,000         $1,038.04              $3.48          0.68%
Hypothetical (5% return before expenses)             $1,000         $1,037.48              $3.46          0.68%
---------------------------------------------------------------------------------------------------------------------
Class B
Actual                                               $1,000         $1,037.48              $4.81          0.94%
Hypothetical (5% return before expenses)             $1,000         $1,020.41              $4.77          0.94%
---------------------------------------------------------------------------------------------------------------------


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------
4


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SECURITY TYPE                              U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Government/Agency Obligations               $75,431,216           58.8%
Corporate Debt Obligations                   27,737,278           21.6
Commercial Mortgage Backed Securities         7,929,079            6.2
Asset Backed Securities                       2,678,790            2.1
Non-Agency Collateralized Mortgage
  Obligations                                 1,126,404            0.9
Sovereign Debt Obligation                       331,008            0.3
                                           ------------          -----
Total Investments*                          115,233,775           89.9
Cash and receivables, net of liabilities     13,053,247           10.1
                                           ------------          -----
Net Assets                                 $128,287,022          100.0%
-------------------------------------------------------------------------------

*  Excludes short-term investments.


-------------------------------------------------------------------------------
5


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
U. S. GOVERNMENT &
  GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-58.8%
FEDERAL AGENCY-10.9%
Federal Home Loan Mortgage
  Corp.
  3.75%, 8/03/07                                       $ 1,730    $  1,732,344
  4.25%, 7/15/09                                         3,220       3,275,967
  5.125%, 11/07/13                                       1,300       1,305,200
Federal National Mortgage
  Association
  3.25%, 6/28/06                                         2,705       2,704,080
  3.41%, 8/30/07                                         2,660       2,651,025
  3.55%, 1/16/07                                           975         975,698
  5.25%, 8/01/12                                         1,325       1,374,860
                                                                  ------------
                                                                    14,019,174
                                                                  ------------
MORTGAGE PASS-
  THROUGHS-40.3%
Federal Gold Loan Mortgage
  Corp.
  6.00%, TBA                                             1,745       1,802,257
Federal National Mortgage
  Association
  4.50%, TBA                                             5,910       5,889,681
  5.00%, 2/01/34                                         2,587       2,571,946
  5.00%, TBA                                             4,655       4,617,178
  5.50%, TBA                                            18,210      18,562,629
  6.00%, 11/01/16                                          535         560,622
  6.00%, TBA                                             4,660       4,817,275
  6.50%, 4/01/28-11/01/29                                  407         429,551
  6.50%, TBA                                             7,665       8,036,278
Government National
  Mortgage Association
  5.00%, TBA                                             2,710       2,709,154
  6.00%, TBA                                             1,575       1,631,602
                                                                  ------------
                                                                    51,628,173
                                                                  ------------
U.S. TREASURY
  SECURITIES-7.6%
U.S. Treasury Bond
  5.375%, 2/15/31                                        1,100       1,189,461
U.S. Treasury Notes
  2.00%, 7/15/14                                         2,052       2,117,331
  3.50%, 8/15/09-11/15/09                                6,495       6,477,077
                                                                  ------------
                                                                     9,783,869
                                                                  ------------
Total U. S. Government &
  Government Sponsored
  Agency Obligations
  (cost $75,491,791)                                                75,431,216
                                                                  ------------
CORPORATE DEBT
  OBLIGATIONS-21.6%
AEROSPACE/
  DEFENSE-0.1%
Boeing Capital Corp.
  4.75%, 8/25/08                                           115         118,938
                                                                  ------------
AUTOMOTIVE-1.4%
Ford Motor Co.
  6.375%, 2/01/29                                           95          85,494
  7.45%, 7/16/31                                            40          40,230
Ford Motor Credit Co.
  5.70%, 1/15/10                                            40          40,364
  7.00%, 10/01/13                                          125         132,517
  7.375%, 2/01/11                                          480         517,320
General Motors Acceptance
  Corp.
  6.875%, 9/15/11                                          315         322,810
  7.75%, 1/19/10                                           235         252,229
General Motors Corp.
  8.375%, 7/15/33                                          450         466,237
                                                                  ------------
                                                                     1,857,201
                                                                  ------------
BANKING-2.8%
Bank of America Corp.
  6.25%, 4/15/12                                           125         138,051
Barclays Bank Plc
  (United Kingdom)
  8.55%, 9/29/49 (a)(b)                                    365         444,453
Capital One Bank
  6.50%, 6/13/13                                            90          98,342
Huntington National Bank
  4.375%, 1/15/10                                          250         250,844
JPMorgan Chase & Co.
  6.75%, 2/01/11                                           425         477,447
Mizuho Finance
  (Cayman Islands)
  8.375%, 12/29/49                                         395         432,881
RBS Capital Trust I pfd.
  4.709%, 12/29/49 (b)                                     570         555,292
RBS Capital Trust III
  5.512%, 9/29/49                                          530         541,772
Suntrust Bank Series CD
  2.53%, 6/02/09 (b)                                       190         189,981
UFJ Finance Aruba AEC
  (Aruba)
  6.75%, 7/15/13                                           240         267,449
Wells Fargo Company
  4.20%, 1/15/10                                           195         195,792
                                                                  ------------
                                                                     3,592,304
                                                                  ------------

-------------------------------------------------------------------------------
6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
BROADCASTING/
  MEDIA-1.4%
AOL Time Warner, Inc.
  7.70%, 5/01/32                                         $ 320    $    391,398
News America, Inc.
  6.55%, 3/15/33                                           305         324,614
Time Warner Entertainment Co.
  8.375%, 3/15/23                                          670         839,984
WPP Finance (UK) Corp.
  5.875%, 6/15/14 (a)                                      175         182,129
                                                                  ------------
                                                                     1,738,125
                                                                  ------------
CABLE-0.9%
AT&T Broadband
  9.455%, 11/15/22                                         220         304,271
British Sky Broadcasting
  (United Kingdom)
  6.875%, 2/23/09                                          100         109,800
Comcast Cable
  Communications, Inc.
  6.875%, 6/15/09                                          525         583,246
Comcast Corp.
  7.05%, 3/15/33                                           125         143,029
                                                                  ------------
                                                                     1,140,346
                                                                  ------------
COMMUNICATIONS-1.6%
British Telecommunications
  Plc (United Kingdom)
  8.875%, 12/15/30                                         180         241,024
Deutsche Telekom
  International Finance BV
  (Netherlands)
  8.75%, 6/15/30                                           135         178,262
SBC Communications, Inc.
  5.10%, 9/15/14                                           285         287,649
  5.625%, 6/15/16                                           50          51,653
Sprint Capital Corp.
  8.75%, 3/15/32                                           605         806,046
Telecom Italia Captial
  4.00%, 1/15/10(a)                                        540         529,463
                                                                  ------------
                                                                     2,094,097
                                                                  ------------
COMMUNICATIONS-
  MOBILE-0.7%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                           430         579,775
Telus Corp. (Canada)
  7.50%, 6/01/07                                           330         358,545
                                                                  ------------
                                                                       938,320
                                                                  ------------
CONGLOMERATES/
  MISCELLANEOUS-0.3%
Hutchison Whampoa
  International Ltd.
  (Cayman Islands)
  7.45%, 11/24/33(a)                                       385         426,729
                                                                  ------------
CONSUMER
  MANUFACTURING-0.1%
Fortune Brands, Inc.
  2.875%, 12/01/06                                         175         173,360
                                                                  ------------
ENERGY-0.5%
Conoco, Inc.
  6.95%, 4/15/29                                           225         265,692
Valero Energy Corp.
  7.50%, 4/15/32                                           330         398,040
                                                                  ------------
                                                                       663,732
                                                                  ------------
FINANCIAL-4.2%
American General Finance
  Corp.
  4.625%, 5/15/09                                          510         518,977
Berkshire Hathaway, Inc.
  4.20%, 12/15/10                                          270         268,267
Capital One Financial Corp.
  6.25%, 11/15/13                                          125         134,399
CBA Capital Trust I pfd.
  5.805%, 12/31/49 (a)                                     235         244,642
CIT Group, Inc.
  2.53%, 5/18/07 (b)                                       210         210,001
Citigroup, Inc.
  2.59%, 6/09/09 (b)                                       175         175,266
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                           360         350,014
Credit Suisse First Boston
  5.50%, 8/15/13                                           255         267,022
Duke Capital LLC
  8.00%, 10/01/19                                          230         280,678
General Electric Capital Corp.
  3.50%, 8/15/07                                           645         643,694
  4.375%, 11/21/11                                          35          34,792
  6.75%, 3/15/32                                           440         514,998
Goldman Sachs Group, Inc.
  4.75%, 7/15/13                                           230         227,593
  6.125%, 2/15/33                                          380         394,771
Household Finance Corp.
  6.50%, 11/15/08                                          425         462,220
  7.00%, 5/15/12                                           195         222,686
MBNA Corp.
  4.625%, 9/15/08                                          290         294,540
Merrill Lynch & Co.
  5.00%, 1/15/15                                           165         164,353
                                                                  ------------
                                                                     5,408,913
                                                                  ------------
FOOD/BEVERAGE-0.7%
Kraft Foods, Inc.
  4.125%, 11/12/09                                         540         537,046
  5.25%, 10/01/13                                          380         390,963
                                                                  ------------
                                                                       928,009
                                                                  ------------
HEALTHCARE-0.3%
Humana, Inc.
  6.30%, 8/01/18                                           215         220,516
Wellpoint, Inc.
  3.75%, 12/14/07(a)                                        80          79,958
                                                                  ------------
                                                                       300,474
                                                                  ------------


-------------------------------------------------------------------------------
7


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
INDUSTRIALS-0.4%
Tyco International Group, SA
  6.375%, 10/15/11                                       $ 440    $    485,785
                                                                  ------------
INSURANCE-1.6%
Assurant, Inc.
  5.625%, 2/15/14                                          220         227,205
Liberty Mutual Group
  5.75%, 3/15/14 (a)                                       195         191,709
Mangrove Bay Pass-Through
  Trust
  6.102%, 7/15/33 (A)(B)                                   635         630,086
MetLife, Inc.
  5.00%, 11/24/13                                          225         225,982
Royal Sun & Alliance
  Insurance (United Kingdom)
  8.95%, 10/15/29                                          215         271,505
Zurich Capital Trust I
  8.376%, 6/01/37 (a)                                      490         550,154
                                                                  ------------
                                                                     2,096,641
                                                                  ------------
PAPER/PACKAGING-0.8%
International Paper Co.
  5.30%, 4/01/15                                           300         303,520
Weyerhaeuser Co.
  7.375%, 3/15/32                                          580         687,791
                                                                  ------------
                                                                       991,311
                                                                  ------------
PETROLEUM
  PRODUCTS-0.5%
Amerada Hess Corp.
  7.125%, 3/15/33                                          265         291,384
  7.875%, 10/01/29                                         300         354,962
                                                                  ------------
                                                                       646,346
                                                                  ------------
PUBLIC UTILITIES-
  ELECTRIC & GAS-2.1%
Carolina Power & Light Co.
  6.50%, 7/15/12                                           335         371,579
Consumers Energy Series C
  4.25%, 4/15/08                                           130         131,273
First Energy Corp. Series C
  7.375%, 11/15/31                                         590         673,770
MidAmerican Energy
  Holdings Co.
  5.875%, 10/01/12                                         195         206,630
NiSource Finance Corp.
  7.875%, 11/15/10                                         190         223,360
Pacific Gas & Electric
  6.05%, 3/01/34                                           355         368,709
Public Service Company of
  Colorado
  7.875%, 10/01/12                                         200         242,267
TXU Austraila LP (Australia)
  6.15%, 11/15/13 (a)                                       85          91,815
Union Electric Co.
  5.10%, 10/01/19                                           90          89,376
Xcel Energy, Inc.
  7.00%, 12/01/10                                          260         293,080
                                                                  ------------
                                                                     2,691,859
                                                                  ------------
PUBLIC UTILITIES-
  TELEPHONE-0.4%
Bellsouth Corp.
  4.20%, 9/15/09                                           170         170,444
Telecom Italia Capital
  (Luxembourg)
  6.375%, 11/15/33                                         350         359,869
                                                                  ------------
                                                                       530,313
                                                                  ------------
SERVICE-0.3%
Waste Management, Inc.
  6.875%, 5/15/09                                          335         371,172
                                                                  ------------
SUPERMARKETS &
  DRUGS-0.4%
Albertson's, Inc.
  7.45%, 8/01/29                                           190         222,700
Safeway, Inc.
  4.95%, 8/16/10                                           225         229,041
                                                                  ------------
                                                                       451,741
                                                                  ------------
TECHNOLOGY-0.1%
IBM Corp.
  4.375%, 6/01/09                                           90          91,562
                                                                  ------------
Total Corporate Debt
  Obligations
  (cost $26,234,509)                                                27,737,278
                                                                  ------------
COMMERCIAL
  MORTGAGE BACKED
  SECURITIES-6.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2004-1 Cl.A2
  4.037%, 11/10/39                                         495         490,817
  Series 2004-1 Cl.A4
  4.76%, 11/10/39                                          645         644,361
  Series 2004-3 Cl. A5
  5.48%, 6/10/39                                           675         707,420
  Series 2004-4 Cl.A3
  4.128%, 7/10/42                                          410         410,295
  Series 2004-6 Cl. A2
  4.161%, 12/10/42                                         525         525,410
Bear Stearns Commercial
  Mortgage Securities, Inc.
  Series 2004-PWR5 Cl.A5
  4.978%, 7/11/42                                          655         662,572
CS First Boston Mortgage
  Securities Corp.
  Series 2003-CK2 CI.A2
  3.861%, 3/15/36                                          360         359,638
  Series 2004-C5 Cl.A2
  4.183%, 11/15/37                                         440         440,299
GE Capital Commercial
  Mortgage Corp.
  Series 2004-C3 Cl.A4
  5.189%, 7/10/39                                          470         483,160


-------------------------------------------------------------------------------
8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Greenwich Capital Commercial
  Funding Corp.
  Series 2003-C1 CL.A4
  4.111%, 7/05/35                                        $ 450    $    434,232
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C1 Cl.A2
  4.302%, 1/15/38                                           95          94,151
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                         385         383,048
  Series 2004-C8 Cl.A2
  4.201%, 12/15/29                                         420         421,252
Merrill Lynch Mortgage Trust
  Series 2004-Key2 Cl.A2
  4.166%, 8/12/39                                          350         349,601
Morgan Stanley Capital I
  Series 2003-IQ6 Cl.A4
  4.97%, 12/15/41                                          330         335,629
  Series 2004-T13 Cl.A2
  3.94%, 9/13/45                                           690         681,589
  Series 2004-HQ4 Cl.A7
  4.97%, 4/14/40                                           500         505,605
                                                                  ------------
Total Commercial Mortgage
  Backed Securities
  (cost $7,668,945)                                                  7,929,079
                                                                  ------------
ASSET BACKED
  SECURITIES-2.1%
Ameriquest Mortgage
  Securities, Inc.
  Series 2004-R4 Cl.A2
  2.291%, 6/25/34 (b)                                      158         157,534
Centex Home Equity
  Series 2003-C Cl.AV
  2.72%, 9/25/33 (b)                                       193         193,153
Citibank Credit Card Issuance
  Trust
  Series 2004 Cl.A8
  4.90%, 12/12/16                                          735         740,057
Equity One ABS, Inc.
  Series 2004-3 Cl.AF1
  2.34%, 7/25/34 (b)                                       263         262,826
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-SL1 Cl.A
  2.441%, 4/25/35 (b)                                      140         140,370
RAAC Series
  Series 2004-SP1 Cl.AI1
  2.598%, 6/25/13 (B)                                      156         156,113
Residential Asset Mortgage
  Products, Inc.
  Series 2004-RS2 Cl.AI1
  2.548%, 1/25/24 (b)                                      138         137,833
  Series 2004-RS6 Cl.AI1
  2.33%, 8/25/22 (b)                                       173         173,232
Residential Asset Securities
  Corp.
  Series 2004-KS7 Cl. A2
  2.551%, 11/25/32 (b)                                     273         273,161
  Series 2004-KS7 Cl.AI1
  2.33%, 10/25/21 (b)                                      214         214,044
Residential Funding
  Mortgage Securities II
  Series 2004-HS2 Cl. AI1
  2.568%, 12/25/18 (b)                                     231         230,467
                                                                  ------------
Total Asset Backed Securities
  (cost $2,868,364)                                                  2,678,790
                                                                  ------------
NON-AGENCY
  COLLATERALIZED
  MORTGAGE
  OBLIGATIONS-0.9%
Countrywide Home Loans
  Series 2003-49 Cl.A1
  1.642%, 12/19/33                                         195         194,439
Deutsche Mortgage Securities,
  Inc.
  Series 2004-4 Cl.1A1
  2.391%, 4/25/34 (b)                                      189         189,274
Washington Mutual
  Series 2004-AR10 CL.A2C
  6.875%, 5/15/11                                          655         742,691
                                                                  ------------
Total Non-Agency
  Collateralized Mortgage
  Obligations
  (cost $1,041,186)                                                  1,126,404
                                                                  ------------
SOVEREIGN DEBT
  OBLIGATIONS-0.2%
Russian Federation
  5.00%, 3/31/30
  (cost $319,201)                                          320         331,008
                                                                  ------------
SHORT-TERM
  INVESTMENTS-46.8%
TIME DEPOSIT-1.5%
The Bank of New York
  1.50%, 1/03/05                                         1,989       1,989,000
                                                                  ------------

-------------------------------------------------------------------------------
9


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------

U.S. TREASURY
  SECURITIES-45.3%
U.S Treasury Bill
  Zero Coupon,
  1/06/05-3/10/05                                       58,185      58,082,505
                                                                  ------------
Total Short-Term Investments
  (cost $60,059,259)                                                60,071,505
                                                                  ------------
TOTAL
  INVESTMENTS-136.6%
  (cost $173,683,255)                                              175,305,280
Other assets less
  liabilities-(36.6%)                                              (47,018,258)
                                                                  ------------
NET ASSETS-100%                                                   $128,287,022
                                                                  ============


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of these securities amounted to $3,371,138 or 2.6 % of net assets.

(b)  Variable rate coupon, rate shown as of December 31, 2004.

     Glossary of Terms:

     TBA - To Be Assigned -Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     See Notes to Financial Statements.


-------------------------------------------------------------------------------
10


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $173,683,255)         $175,305,280
  Cash                                                                     928
  Receivable for investment securities sold                          3,516,237
  Interest receivable                                                  845,820
  Receivable for capital stock sold                                    540,094
                                                                  ------------
  Total assets                                                     180,208,359
                                                                  ------------
LIABILITIES
  Payable for investment securities purchased                       51,734,907
  Advisory fee payable                                                  49,033
  Administrative fee payable                                            17,500
  Payable for capital stock redeemed                                     6,389
  Distribution fee payable                                               5,459
  Transfer agent fee payable                                                60
  Accrued expenses                                                     107,989
                                                                  ------------
  Total liabilities                                                 51,921,337
                                                                  ------------
NET ASSETS                                                        $128,287,022
                                                                  ============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $10,461
  Additional paid-in capital                                       119,948,488
  Undistributed net investment income                                3,438,692
  Accumulated net realized gain on investment transactions           3,267,356
  Net unrealized appreciation of investments                         1,622,025
                                                                  ------------
                                                                  $128,287,022
                                                                  ------------
Class A Shares
  Net assets                                                      $102,543,026
                                                                  ============
  Shares of capital stock outstanding                                8,347,869
                                                                  ============
  Net asset value per share                                       $      12.28
                                                                  ============
Class B Shares
  Net assets                                                      $ 25,743,996
                                                                  ============
  Shares of capital stock outstanding                                2,113,113
                                                                  ============
  Net asset value per share                                       $      12.18
                                                                  ============

See Notes to Financial Statements.


-------------------------------------------------------------------------------
11


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $  4,294,807
                                                                  ------------
EXPENSES
  Advisory fee                                                         759,666
  Distribution fee--Class B                                             60,942
  Custodian                                                            146,130
  Administrative                                                        69,000
  Audit                                                                 41,750
  Printing                                                              34,975
  Legal                                                                 14,126
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                          4,490
                                                                  ------------
  Total expenses                                                     1,132,938
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                      (142,823)
                                                                  ------------
  Net expenses                                                         990,115
                                                                  ------------
  Net investment income                                              3,304,692
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       3,528,992
  Net change in unrealized appreciation/depreciation of
    investments                                                     (1,779,525)
                                                                  ------------
  Net gain on investment transactions                                1,749,467
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  5,054,159
                                                                  ============


See Notes to Financial Statements.

-------------------------------------------------------------------------------
12


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2004            2003
                                                   ===========     ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $3,304,692      $3,539,406
  Net realized gain on investment transactions       3,528,992       4,234,326
  Net change in unrealized appreciation/
     depreciation of investments                    (1,779,525)     (1,612,801)
                                                  ------------    ------------
  Net increase in net assets from operations         5,054,159       6,160,931
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
  Class A                                           (3,152,959)     (4,723,237)
  Class B                                             (649,285)       (437,765)
  Net realized gain on investment transactions
  Class A                                           (3,170,573)     (1,253,621)
  Class B                                             (695,663)       (121,738)
CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (20,274,658)    (23,315,147)
                                                  ------------    ------------
  Total decrease                                   (22,888,979)    (23,690,577)
NET ASSETS
  Beginning of period                              151,176,001     174,866,578
                                                  ------------    ------------
  End of period (including undistributed net
    investment income of $3,438,692 and
    $3,779,005, respectively)                     $128,287,022    $151,176,001
                                                  ============    ============


See Notes to Financial Statements.


-------------------------------------------------------------------------------
13


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


-------------------------------------------------------------------------------
14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $142,823. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


-------------------------------------------------------------------------------
15


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, were as follows:

                                                 Purchases           Sales
                                                ============      ============
Investment securities (excluding U.S.
  government securities)                        $ 49,682,013      $ 86,308,670
U.S. government securities                       808,654,759       805,798,666

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $173,708,370
                                                                  ============
Gross unrealized appreciation                                     $  1,827,497
Gross unrealized depreciation                                         (230,587)
                                                                  ------------
Net unrealized appreciation                                       $  1,596,910
                                                                  ============

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Portfolio had no securities on loan. For the year ended December 31, 2004, the Portfolio earned fee income of $440 which is included in interest income in the accompanying statement of operations.


-------------------------------------------------------------------------------
16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                       AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              239,148     1,581,386      $2,928,780     $20,008,752
Shares issued in
  reinvestment
  of dividends and
  distributions          540,011       470,989       6,323,532       5,976,857
Shares redeemed       (2,721,343)   (4,859,767)    (33,760,737)    (60,660,994)
                     ------------  ------------  --------------  --------------
Net decrease          (1,942,184)   (2,807,392)   $(24,508,425)   $(34,675,385)
                     ===========  ============  ==============  ==============
Class B
Shares sold              712,222     2,012,386      $8,734,874     $25,045,603
Shares issued in
  reinvestment
  of dividends and
  distributions          115,645        44,370       1,344,947         559,503
Shares redeemed         (478,061)   (1,143,636)     (5,846,054)    (14,244,868)
                     ------------  ------------  --------------  --------------
Net increase             349,806       913,120      $4,233,767     $11,360,238
                     ===========  ============  ==============  ==============

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2004.


-------------------------------------------------------------------------------
17


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                     2004            2003
                                                  ==========      ==========
Distributions paid from:
  Ordinary Income                                 $6,121,986      $6,475,252
Net long-term capital gains                        1,546,494          61,109
                                                  ----------      ----------
Total taxable distributions                        7,668,480       6,536,361
                                                  ----------      ----------
Total distributions paid                          $7,668,480      $6,536,361
                                                  ==========      ==========

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $5,123,322
Undistributed long-term capital gains                              1,607,841
Accumulated capital and other losses                                      -0-(a)
Unrealized appreciation/(depreciation)                             1,596,910(b)
                                                                  ----------
Total accumulated earnings/(deficit)                              $8,328,073
                                                                  ==========

(a) During the current fiscal year, $59,901 of the capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to tax treatment of paydown gains/losses, resulted in an increase in undistributed net investment income, and a decrease in accumulated net realized gain on investment transactions. The reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


-------------------------------------------------------------------------------
18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and


-------------------------------------------------------------------------------
19


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
20


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                            --------------------------------------------------------------
                                                              Year Ended December 31,
                                            --------------------------------------------------------------
                                               2004         2003         2002         2001(a)      2000
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period          $12.56       $12.54       $12.00       $11.68       $11.18
                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .32(c)       .26          .42          .57          .67
Net realized and unrealized gain on
  investment transactions                        .12          .23          .49          .33          .52
                                            --------     --------     --------     --------     --------
Net increase in net asset value from
  operations                                     .44          .49          .91          .90         1.19
                                            --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income            (.36)        (.37)        (.37)        (.58)        (.69)
Distributions from net realized gain on
  investment transactions                       (.36)        (.10)          -0-          -0-          -0-
                                            --------     --------     --------     --------     --------
Total dividends and distributions               (.72)        (.47)        (.37)        (.58)        (.69)
                                            --------     --------     --------     --------     --------
Net asset value, end of period                $12.28       $12.56       $12.54       $12.00       $11.68
                                            ========     ========     ========     ========     ========
Total Return
Total investment return based on net
  asset value (d)                               3.77%        3.88%        7.79%        7.88%       11.08%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $102,543     $129,194     $164,265     $104,635      $58,170
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .68%         .77%         .82%         .89%         .95%
  Expenses, before waivers and
    reimbursements                               .78%         .77%         .82%         .89%         .95%
  Net investment income                         2.46%(c)     2.10%        3.49%        4.86%        5.95%
Portfolio turnover rate                          662%         748%         551%         259%         236%


See footnote summary on page 22.


-------------------------------------------------------------------------------
21


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       CLASS B
                                            --------------------------------------------------------------
                                                              Year Ended December 31,
                                            --------------------------------------------------------------
                                               2004         2003         2002         2001(a)      2000
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period          $12.47       $12.47       $11.94       $11.64       $11.16
                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)                        .28(c)       .24          .39          .55          .63
Net realized and unrealized gain on
  investment transactions                        .13          .21          .49          .31          .53
                                            --------     --------     --------     --------     --------
Net increase in net asset value
  from operations                                .41          .45          .88          .86         1.16
                                            --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income.           (.34)        (.35)        (.35)        (.56)        (.68)
Distributions from net realized gain on
investment transactions                         (.36)        (.10)          -0-          -0-          -0-
                                            --------     --------     --------     --------     --------
Total dividends and distributions               (.70)        (.45)        (.35)        (.56)        (.68)
                                            --------     --------     --------     --------     --------
Net asset value, end of period                $12.18       $12.47       $12.47       $11.94       $11.64
                                            ========     ========     ========     ========     ========
Total Return
Total investment return based on net
  asset value (d)                               3.52%        3.61%        7.54%        7.60%       10.84%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $25,744      $21,982      $10,602       $7,031       $3,627
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .93%        1.03%        1.07%        1.14%        1.20%
  Expenses, before waivers and
    reimbursements                              1.03%        1.03%        1.07%        1.14%        1.20%
  Net investment income                         2.19%(c)     1.89%        3.25%        4.61%        5.67%
Portfolio turnover rate                          662%         748%         551%         259%         236%


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11% to 4.86% and 4.86% to 4.61%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


-------------------------------------------------------------------------------
22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein U.S. Government/High Grade Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
                                                          New York, New York
                                                          February 4, 2005


-------------------------------------------------------------------------------
23


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.


-------------------------------------------------------------------------------
24


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                              IN FUND               OTHER
   NAME, ADDRESS,                          PRINCIPAL                          COMPLEX            DIRECTORSHIP
   DATE OF BIRTH                          OCCUPATION(S)                     OVERSEEN BY            HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                    DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent             113                 None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
Chairman of the Board         associated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief       94                  None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,      95                  None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,    98                  None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.

*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


-------------------------------------------------------------------------------
25


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*     PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
 AND DATE OF BIRTH      HELD WITH FUND                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer            President                Executive Vice President of Alliance Capital
10/2/57                                           Management Corporation ("ACMC")** since 2001;
                                                  prior thereto, Chief Executive Officer of Sanford C.
                                                  Bernstein & Co., LLC and its predecessor since prior to
                                                  2000.

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer-Mutual Funds of ACMC,** with which he
                         Compliance Officer       has been associated since October 2004. Prior thereto,
                                                  he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October 2004, and General
                                                  Counsel and First Vice President of Merrill Lynch
                                                  Investment Managers L.P. since prior to 2000 until
                                                  March 2003.

Matthew Bloom(1)         Vice President           Senior Vice President of ACMC**, with which he has
7/15/56                                           been associated since prior to 2000.

Jeffrey L. Phlegar       Vice President           Senior Vice President of ACMC**, with which he has
6/28/66                                           been associated since prior to 2000.

Mark R. Manley           Secretary                Senior Vice President Deputy General Counsel
10/23/62                                          and Chief Compliance Officer of ACMC**, with
                                                  which he has been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of
                                                  AllianceBernstein Investment Research and
                                                  Management, Inc. ("ABIRM")**, with which he has
                                                  been associated since prior to
                                                  2000.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2000.


(1) Mr. Bloom is the person primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS and ABIRM are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
26


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


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


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



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------


ANNUAL REPORT

DECEMBER 31, 2004


-------------------------------------------------------------------------------
The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.
-------------------------------------------------------------------------------


INVESTMENT PRODUCTS OFFERED
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


MONEY MARKET PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                      Beginning            Ending              Expenses           Annualized
Money Market        Account Value       Account Value            Paid               Expense
  Portfolio         July 1, 2004     December 31, 2004      During Period*           Ratio*
----------------------------------------------------------------------------------------------
Class A
Actual                  $1,000           $1,004.74               $3.78                0.75%
Hypothetical
  (5% return
  before expenses)      $1,000           $1,021.37               $3.81                0.75%

Class B
Actual                  $1,000           $1,003.48               $4.99                0.99%
Hypothetical
  (5% return
  before expenses)      $1,000           $1,020.16               $5.03                0.99%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


1


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                Principal
                                                 Amount
Company                                           (000)      U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS-2.0%
Chase Bank USA FRN
  2.34%, 5/11/05                                $ 1,300      $ 1,300,000

Total Corporate Obligations
  (amortized cost $1,300,000)                                  1,300,000

COMMERCIAL PAPER-90.5%
ASB Bank Ltd.
  2.42%, 3/07/05                                  1,500        1,493,446
  2.52%, 4/07/05                                  1,000          993,280
Atlantis One Funding
  2.13%, 2/03/05                                  2,000        1,996,095
Bank of Ireland
  1.885%, 1/07/05                                 1,300        1,299,592
Barclays Bank Plc
  2.35%, 2/17/05                                  2,000        1,993,864
Bear Stearns
  2.37%, 3/07/05                                  2,000        1,991,442
BNP Paribas
  2.21%, 2/11/05                                  1,500        1,496,224
Caisse Centrale Jardins
  2.26%, 2/18/05                                  2,500        2,492,467
Fairway Finance Corp.
  2.48%, 5/03/05                                  2,300        2,280,670
FBC Financial Products Ltd.
  2.30%, 3/02/05                                  1,000          996,167
Galaxy Funding
  2.28%, 2/23/05                                  2,000        1,993,287
General Electric Capital Corp.
  2.21%, 1/18/05                                  3,000        2,996,869
Goldman Sachs
  2.25%, 1/27/05                                  2,500        2,495,937
Greenwich Capital
  2.12%, 1/26/05                                  1,000          998,528
  2.20%, 2/08/05                                  1,000          997,678
HBOS Treasury Services
  2.12%, 2/01/05                                  1,750        1,746,805
  2.37%, 3/08/05                                  1,000          995,655
HSBC
  1.98%, 1/25/05                                  3,500        3,495,380
Kitty Hawk Funding
  2.19%, 1/18/05                                  3,000        2,996,897
Metropolitan Life Insurance
  2.39%, 3/10/05                                  2,000        1,990,971
Morgan Stanley
  2.33%, 1/26/05                                  2,000        1,996,764
Northern Rock Plc
  2.23%, 2/02/05                                  1,000          998,018
Private Export Funding Corp.
  2.45%, 5/09/05                                  2,500        2,478,222
Prudential Plc
  2.38%, 3/08/05                                  3,000        2,986,910
Royal Bank of Scotland
  2.30%, 1/19/05                                    800          799,080
San Paolo U.S. Financial
  1.98%, 1/27/05                                  1,000          998,570
Scaldis Capital, LLC.
  2.42%, 3/11/05                                  1,000          995,362
Sigma Finance Corp.
  2.47%, 3/29/05                                  1,000          994,031
Swedbank
  2.18%, 1/19/05                                  2,500        2,497,275
Toyota Motor Credit
  2.22%, 2/11/05                                  3,200        3,191,909
UBS Finance
  2.23%, 1/03/05                                  1,500        1,499,814
Unicredito Italiano SPA
  2.36%, 3/02/05                                  1,700        1,693,313

Total Commercial Paper
  (amortized cost $58,870,522)                                58,870,522

CERTIFICATES OF DEPOSIT-8.2%
Calyon NY
  2.41%, 3/02/05                                  1,000        1,000,000
Danske Bank
  2.00%, 1/18/05                                  1,300        1,300,000
Svenska Handelsbanken
  2.25%, 2/09/05                                  2,000        2,000,000
World Savings Bank
  1.97%, 1/03/05                                  1,000          999,999

Total Certificates of Deposit
  (amortized cost $5,299,999)                                  5,299,999

TOTAL INVESTMENTS-100.7%
  (cost $65,470,521)                                          65,470,521
Other assets less liabilities-(0.7%)                            (443,309)

NET ASSETS-100%                                            $  65,027,212


Glossary:
FRN - Floting Rate Note
See Notes to Financial Statements.


2


MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $65,470,521)                                            $ 65,470,521
  Cash                                                                  17,451
  Receivable for capital stock sold                                     48,939
  Interest receivable                                                   16,384
  Total assets                                                      65,553,295

LIABILITIES
  Payable for capital stock redeemed                                   423,628
  Dividends payable                                                     62,163
  Advisory fee payable                                                  25,463
  Distribution fee payable                                               6,192
  Administrative fee payable                                             4,577
  Transfer agent fee payable                                                68
  Accrued expenses                                                       3,992
  Total liabilities                                                    526,083

NET ASSETS                                                         $65,027,212

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    65,028
  Additional paid-in capital                                        64,962,434
  Accumulated net realized loss on
    investment transactions                                               (250)
                                                                  $ 65,027,212

Class A Shares
  Net assets                                                      $ 36,739,776
  Shares of capital stock outstanding                               36,738,279
  Net asset value per share                                       $       1.00

Class B Shares
  Net assets                                                      $ 28,287,436
  Shares of capital stock outstanding                               28,289,532
  Net asset value per share                                       $       1.00


See Notes to Financial Statements.


3


MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 1,221,488

EXPENSES
  Advisory fee                                                         436,383
  Distribution fee--Class B                                            102,508
  Custodian                                                             80,176
  Administrative                                                        69,000
  Audit                                                                 39,764
  Printing                                                              11,712
  Legal                                                                 10,746
  Directors' fees                                                        1,000
  Transfer agency                                                          859
  Miscellaneous                                                          4,014
  Total expenses                                                       756,162
  Less: expenses waived and reimbursed
    by the Adviser (see Note B)                                        (33,054)
  Net expenses                                                         723,108
  Net investment income                                                498,380

REALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                            (250)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    498,130


See Notes to Financial Statements.


4


MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Year Ended          Year Ended
                                               December 31,        December 31,
                                                   2004                 2003
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                      $    498,380         $    570,205
  Net realized gain (loss) on
    investment transactions                          (250)                 324
  Net increase in net assets
    from operations                               498,130              570,529

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                      (328,341)            (411,077)
    Class B                                      (170,039)            (159,585)
  Net realized gain on investment
    transactions
    Class A                                          (140)                  -0-
    Class B                                          (130)                  -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (37,764,839)         (46,739,540)
  Total decrease                              (37,765,359)         (46,739,673)

NET ASSETS
  Beginning of period                         102,792,571          149,532,244
  End of period (including
    undistributed
    net investment income of
    $0 and $0, respectively)                  $65,027,212         $102,792,571


See Notes to Financial Statements.


5


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .50% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $33,054. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

At December 31, 2004, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock

There are 2,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 1,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           28,338,237    36,286,688   $  28,338,237   $  36,286,688
Shares issued in
  reinvestment
  of dividends           328,481       475,045         328,481         475,045
Shares redeemed      (46,773,633)  (79,130,806)    (46,773,633)    (79,130,807)
Net decrease         (18,106,915)  (42,369,073)  $ (18,106,915)  $ (42,369,074)

CLASS B
Shares sold           47,869,045   102,776,644   $  47,869,045   $ 102,776,644
Shares issued in
  reinvestment
  of dividends           170,169       180,806         170,169         180,806
Shares redeemed      (67,697,138) (107,327,917)    (67,697,138)   (107,327,916)
Net decrease         (19,657,924)   (4,370,467)  $ (19,657,924)  $  (4,370,466)


7


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                 2004                2003
Distributions paid from:
  Ordinary income                             $ 498,650           $ 570,662
Total distributions paid                      $ 498,650           $ 570,662

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                              $    (250)(a)
Total accumulated earnings/(deficit)                              $    (250)

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $250, all of which expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

During the current fiscal year, permanent differences due to a tax distribution, in excess of earnings, and the tax treatment of distributions, resulted in a net decrease to accumulated net realized loss on investment transactions and a corresponding decrease in additional paid in capital. These reclassifications have no effect on net assets.

NOTE H: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized


9


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.



10


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                           -----------------------------------------------------------------
                                                                Year Ended December 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .01(a)       .01          .01          .04          .06

LESS: DIVIDENDS
Dividends from net investment income            (.01)        (.01)        (.01)        (.04)        (.06)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                            .71%         .53%        1.10%        3.57%        5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $36,740      $54,847      $97,216     $128,700     $146,270
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .69%         .66%         .68%         .63%         .67%
  Expenses, before waivers and
    reimbursements                               .73%         .66%         .68%         .63%         .67%
  Net investment income                          .68%(a)      .55%        1.10%        3.55%        5.73%


See footnote summary on page 12.


11


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                 Year Ended December 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             -0-(a)(c)    -0-(c)      .01          .03          .05

LESS: DIVIDENDS
Dividends from net investment income              -0-(c)       -0-(c)     (.01)        (.03)        (.05)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                            .46%         .28%         .85%        3.32%        5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $28,287      $47,946      $52,316      $49,161       $9,758
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .94%         .91%         .93%         .90%         .95%
  Expenses, before waivers and
    reimbursements                               .98%         .91%         .93%         .90%         .95%
  Net investment income                          .41%(a)      .29%         .85%        2.60%        5.64%

(a)  Net of expenses reimbursed or waived by the adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  Amount is less than $.01 per share.


12


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP


New York, New York
February 4, 2005


13


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), CHAIRMAN
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the audit committee and governance and nominating committee.


14


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
 NAME, ADDRESS,                                     PRINCIPAL                           COMPLEX         DIRECTORSHIP
 DATE OF BIRTH                                    OCCUPATION(S)                       OVERSEEN BY         HELD BY
(YEAR ELECTED*)                                DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#            Investment adviser and an independent                   113                None
2 Sound View Drive                 consultant. He was formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
CHAIRMAN OF THE BOARD              associated since prior to 2000. He was formerly
9/7/32                             Deputy Comptroller and Chief Investment
(1990)                             Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, **                  Formerly Executive Vice President and Chief             94                 None
500 SE Mizner Blvd.                Insurance Officer of The Equitable Life
Boca Raton, FL 33432               Assurance Society of the United States;
11/7/30                            Chairman and Chief Executive Officer of Evlico;
(1992)                             Director of Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation; former Governor
                                   at Large National Association of Securities
                                   Dealers, Inc.

David H. Dievler,#                 Independent consultant. Until December 1994,            95                 None
P.O. Box 167                       he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762              Management Corporation ("ACMC") responsible
10/23/29                           for mutual fund administration. Prior to joining
(1990)                             ACMC in 1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968. Prior to
                                   that, he was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin,#                   Consultant. Formerly President of Save Venice,          98                 None
P.O. BOX 12                        INC. (Preservation Organization) from 2001-2002,
Annandale, NY 12504                Senior Advisor from June 1999-June 2000
2/19/42                            and President of Historic Hudson Valley (historic
(1992)                             preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of ACMC.

*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and the Nominating Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


15


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*              PRINCIPAL POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH                HELD WITH FUND                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     Executive Vice President of Alliance Capital
10/2/57                                                     Management Corporation ("ACMC")** since 2001;
                                                            prior thereto, Chief Executive Officer of Sanford C.
                                                            Bernstein & Co., LLC and its predecessor since prior
                                                            to 2000.

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
5/29/45                       and Independent               Officer-Mutual Funds of ACMC,** with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from 2003 to October 2004, and General Counsel and
                                                            First Vice President of Merrill Lynch Investment
                                                            Managers L.P. since prior to 2000 until March 2003.

John F. Chiodi(1)             Vice President                Vice President of ACMC**, with which he has been
4/10/66                                                     associated since prior to 2000.

Joseph C. Dona(1)             Vice President                Vice President of ACMC**, with which he has been
2/12/61                                                     associated since prior to 2000.

Raymond J. Papera(1)          Vice President                Senior Vice President of ACMC**, with which he has
3/12/56                                                     been associated since prior to 2000.

Mark R. Manley                Secretary                     Senior Vice President, Deputy General Counsel
10/23/62                                                    and Chief Compliance Officer of ACMC**, with
                                                            which he has been associated since prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global Investor
10/4/50                       Financial Officer             Services, Inc. ("AGIS")** and Vice President of
                                                            AllianceBernstein Investment Research and
                                                            Management, Inc. ("ABIRM")**, with which he
                                                            has been associated since prior to 2000.

Thomas R. Manley              Controller                    Vice President of ACMC**, with which he has been
8/3/51                                                      associated since prior to 2000.

(1) Messrs. Papera, Chiodi and Dona are the persons primarily responsible for the day-to-day management of the investment portfolio.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS and ABIRM are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


ANNUAL REPORT
DECEMBER 31, 2004

-------------------------------------------------------------------------------
THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
-------------------------------------------------------------------------------


INVESTMENT PRODUCTS OFFERED
---------------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
---------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES

This Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large-capitalization companies. In managing the Portfolio, Alliance Capital Management, L.P. ("Alliance") applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. Normally, approximately 50% of the value of the Portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index for the annual reporting period ended December 31, 2004 and since inception of the Portfolio's Class A shares on June 6, 2003.

The Portfolio underperformed its benchmark during the annual reporting period ended December 31, 2004 and since the Portfolio's inception on June 6, 2003. During the annual period, the Portfolio benefited from strong relative performance in the value portion of the Portfolio. However, this was offset by the continued underperformance of the growth portion of the Portfolio. The Portfolio's performance since its inception was heavily influenced by the latter half of 2003, when small-capitalization, high-beta and low quality stocks dominated. In this environment, our growth team, which maintains a large-cap high-quality bias, underperformed.

For the annual period under review, security selection contributed positively to the Portfolio's return, while sector selection detracted from the Portfolio's return. Security selection was most beneficial in the telecommunications sector, where the Portfolio's holdings benefited from corporate restructuring, and in the industrials sector, driven by railroads and selected capital goods manufacturers. The negative sector attribution was primarily due to an overweighted position in the technology sector, which meaningfully underperformed during the second half of the year.

MARKET REVIEW AND INVESTMENT STRATEGY

The S&P 500 Stock Index returned 10.87% in 2004, with most of the gain coming in the fourth quarter. Energy stocks led the market up, rising more than 31% for the year as record high oil prices lifted industry profits. Technology and consumer growth stocks were the major underperforming sectors during the reporting period. The market again favored value rather than growth in 2004, with the Russell 1000 Value Index gaining 16.49% versus 6.30% for the Russell 1000 Growth Index. Much of this can be attributed to the outsized outperformance for most of the year of commodity- and interest-rate-sensitive sectors, which make up a much bigger proportion of the value index than the growth index. With technology and consumer-growth stocks rallying strongly during the fourth quarter of 2004, however, the gap between the two style indices narrowed significantly, after being extremely wide in the third quarter.

In the value portion of the Portfolio, we continue to see a compressed valuation spread between the cheapest and most expensive stocks, reducing the value opportunity, as we measure it. In a relatively benign economic environment, with most companies delivering earnings close to expectations, free cash flow at record highs and balance sheets improving, there are none of the widespread anxieties that typically give rise to major value opportunities. Thus, we continue to take smaller-than-usual positions relative to the broad market, and the Portfolio's risk is below average. In the growth portion of the Portfolio, the anomalous low valuations for rapid growth stocks have afforded us the opportunity to trade up at little or no premium to companies that our research indicates are poised to become growth leaders. Technology and related segments remain a key focus, given pent-up demand on the business side and consumers' continuing excitement about the latest technological advances.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund U.S. Large Cap Blended Style Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED S&P 500 STOCK INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein U.S. Large Cap Blended Style Portfolio.

A WORD ABOUT RISK

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Portfolio allocates its investments between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Product prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCT PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                                             RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                    ----------------------------
PERIODS ENDED DECEMBER 31, 2004                      1 YEAR    SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended
  Style Portfolio Class A                             9.43%         12.27%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                  10.87%         15.88%
-------------------------------------------------------------------------------

*  Inception Date: 6/6/03 for Class A shares.


ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
6/6/03*-12/31/04


ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A: $11,994 S&P 500 STOCK INDEX: $12,607


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                           AllianceBernstein
                        U.S. Large Cap Blended
                        Style Portfolio Class A       S&P 500 Stock Index
-------------------------------------------------------------------------------
         6/6/03*                $ 10,000                   $ 10,000
       12/31/03                 $ 10,960                   $ 11,371
       12/31/04                 $ 11,994                   $ 12,607


*  Since inception of the Portfolio's Class A shares on 6/6/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A shares (from 6/6/03* to 12/31/04) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


3


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                              BEGINNING             ENDING
                                            ACCOUNT VALUE        ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
U.S. LARGE CAP BLENDED STYLE PORTFOLIO       JULY 1, 2004      DECEMBER 31, 2004    DURING PERIOD*   EXPENSE RATIO*
-------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                           $1,000            $1,071.55            $6.25            1.20%
Hypothetical (5% return before expenses)         $1,000            $1,019.10            $6.09            1.20%

CLASS B
Actual                                           $1,000            $1,070.21            $7.55            1.45%
Hypothetical (5% return before expenses)         $1,000            $1,017.85            $7.35            1.45%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

General Electric Co.                             $    820,338           4.9%
-------------------------------------------------------------------------------
Citigroup, Inc.                                       799,787           4.8
-------------------------------------------------------------------------------
Dell, Inc.                                            640,528           3.8
-------------------------------------------------------------------------------
eBay, Inc.                                            581,400           3.5
-------------------------------------------------------------------------------
Yahoo!, Inc.                                          572,736           3.4
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                     506,792           3.0
-------------------------------------------------------------------------------
Electronic Arts, Inc.                                 493,440           3.0
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                        453,680           2.7
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              440,150           2.7
-------------------------------------------------------------------------------
Bank of America Corp.                                 440,014           2.7
                                                 ------------          ----
-------------------------------------------------------------------------------
                                                 $  5,748,865          34.5%
-------------------------------------------------------------------------------


SECTOR DIVERSIFICATION
DECEMBER 31, 2004
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
_______________________________________________________________________________

Finance                                          $  3,712,994          22.3%
-------------------------------------------------------------------------------
Technology                                          3,638,899          21.8
-------------------------------------------------------------------------------
Consumer Services                                   3,002,186          18.0
-------------------------------------------------------------------------------
Healthcare                                          2,129,944          12.8
-------------------------------------------------------------------------------
Energy                                              1,273,941           7.6
-------------------------------------------------------------------------------
Capital Goods                                       1,003,388           6.0
-------------------------------------------------------------------------------
Consumer Staples                                      783,904           4.7
-------------------------------------------------------------------------------
Utilities                                             374,167           2.2
-------------------------------------------------------------------------------
Multi-Industry Companies                              261,990           1.6
-------------------------------------------------------------------------------
Consumer Manufacturing                                256,441           1.5
-------------------------------------------------------------------------------
Transportation                                        176,352           1.1
-------------------------------------------------------------------------------
Aerospace & Defense                                   129,425           0.8
                                                 ------------         -----
-------------------------------------------------------------------------------
Total Investments                                  16,743,631         100.4
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities              (59,389)         (0.4)
                                                 ------------         -----
-------------------------------------------------------------------------------
Net Assets                                       $ 16,684,242         100.0%
-------------------------------------------------------------------------------


5


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-100.4%
FINANCE-22.3%
BANKING-MONEY CENTER-1.8%
JPMorgan Chase & Co.                                    7,600     $     296,476
                                                                  -------------
BANKING-REGIONAL-5.1%
Bank of America Corp.                                   9,364           440,014
National City Corp.                                     6,600           247,830
SunTrust Banks, Inc.                                    2,300           169,924
                                                                  -------------
                                                                        857,768
                                                                  -------------
INSURANCE-5.7%
American International Group, Inc.                      6,300           413,721
MetLife, Inc.                                           3,700           149,887
The Chubb Corp.                                         2,950           226,855
XL Capital Ltd.                                         2,000           155,300
                                                                  -------------
                                                                        945,763
                                                                  -------------
MORTGAGE BANKING-3.1%
Fannie Mae                                              4,700           334,687
Freddie Mac                                             2,400           176,880
                                                                  -------------
                                                                        511,567
                                                                  -------------
MISCELLANEOUS-6.6%
Citigroup, Inc.                                        16,600           799,787
MBNA Corp.                                             10,700           301,633
                                                                  -------------
                                                                      1,101,420
                                                                  -------------
                                                                      3,712,994
                                                                  -------------
TECHNOLOGY-21.8%
COMMUNICATION EQUIPMENT-7.0%
Corning, Inc.(a)                                       23,200           273,064
Juniper Networks, Inc. (a)                             16,100           437,759
QUALCOMM, Inc.                                         10,700           453,680
                                                                  -------------
                                                                      1,164,503
                                                                  -------------
COMPUTER HARDWARE/STORAGE-6.2%
Dell, Inc. (a)                                         15,200           640,528
Hewlett-Packard Co.                                    18,900           396,333
                                                                  -------------
                                                                      1,036,861
                                                                  -------------
CONTRACT MANUFACTURING-1.0%
Flextronics International Ltd. (Singapore) (a)          5,100            70,482
Solectron Corp. (a)                                    18,700            99,671
                                                                  -------------
                                                                        170,153
                                                                  -------------
SEMI-CONDUCTORS COMPONENTS-1.6%
Broadcom Corp. (a)                                      8,100           261,468
                                                                  -------------
SOFTWARE-6.0%
Electronic Arts, Inc. (a)                               8,000           493,440
Microsoft Corp.                                        13,400           357,914
Symantec Corp. (a)                                      6,000           154,560
                                                                  -------------
                                                                      1,005,914
                                                                  -------------
                                                                      3,638,899
                                                                  -------------
CONSUMER SERVICES-18.0%
APPAREL-0.9%
Jones Apparel Group, Inc.                               4,200           153,594
                                                                  -------------
BROADCASTING & CABLE-4.7%
Comcast Corp. Special Cl. A (a)                         7,700           252,868
The E.W. Scripps Co.                                    3,500           168,980
Time Warner, Inc. (a)                                  18,300           355,752
                                                                  -------------
                                                                        777,600
                                                                  -------------
PRINTING & PUBLISHING-1.0%
The Interpublic Group of Cos., Inc. (a)                12,000           160,800
                                                                  -------------
RETAIL-GENERAL MERCHANDISE-8.0%
eBay, Inc. (a)                                          5,000           581,400
Lowe's Cos., Inc.                                       8,800           506,792
Target Corp.                                            4,800           249,264
                                                                  -------------
                                                                      1,337,456
                                                                  -------------
MISCELLANEOUS-3.4%
Yahoo!, Inc. (a)                                       15,200           572,736
                                                                  -------------
                                                                      3,002,186
                                                                  -------------
HEALTHCARE-12.8%
BIOTECHNOLOGY-2.4%
Amgen, Inc. (a)                                         6,200           397,730
                                                                  -------------
DRUGS-1.8%
GlaxoSmithKline Plc (ADR) (United Kingdom)              2,600           123,214
Pfizer, Inc.                                            6,500           174,785
                                                                  -------------
                                                                        297,999
                                                                  -------------
MEDICAL PRODUCTS-4.3%
Alcon, Inc.                                             3,100           249,860
Boston Scientific Corp. (a)                             5,900           209,745
St. Jude Medical, Inc. (a)                              6,000           251,580
                                                                  -------------
                                                                        711,185
                                                                  -------------
MEDICAL SERVICES-4.3%
Medco Health Solutions, Inc. (a)                        6,800           282,880
UnitedHealth Group, Inc.                                5,000           440,150
                                                                  -------------
                                                                        723,030
                                                                  -------------
                                                                      2,129,944
                                                                  -------------


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

ENERGY-7.6%
DOMESTIC INTEGRATED-0.9%
Occidental Petroleum Corp.                              2,600     $     151,736
                                                                  -------------
INTERNATIONAL-3.9%
BP p.l.c. (ADR) (United Kingdom)                        4,200           245,280
ChevronTexaco Corp.                                     7,900           414,829
                                                                  -------------
                                                                        660,109
                                                                  -------------
MISCELLANEOUS-2.8%
ConocoPhillips                                          2,900           251,807
Nabors Industries, Ltd. (a)                             4,100           210,289
                                                                  -------------
                                                                        462,096
                                                                  -------------
                                                                      1,273,941
                                                                  -------------
CAPITAL GOODS-6.0%
ELECTRICAL COMPONENTS & EQUIPMENT-1.1%
Hubbell, Inc. CL. B                                     3,500           183,050
                                                                  -------------
MISCELLANEOUS-4.9%
General Electric Co.                                   22,475           820,338
                                                                  -------------
                                                                      1,003,388
                                                                  -------------
CONSUMER STAPLES-4.7%
COSMETICS-0.7%
Avon Products, Inc.                                     2,900           112,230
                                                                  -------------
RETAIL-FOOD & DRUG-2.3%
Safeway, Inc. (a)                                       9,925           195,920
The Kroger Co. (a)                                     11,100           194,694
                                                                  -------------
                                                                        390,614
                                                                  -------------
TOBACCO-1.7%
Altria Group, Inc.                                      4,600           281,060
                                                                  -------------
                                                                        783,904
                                                                  -------------
UTILITIES-2.2%
ELECTRIC & GAS UTILITY-1.6%
American Electric Power Co., Inc.                       5,350           183,719
Entergy Corp.                                           1,200            81,108
                                                                  -------------
                                                                        264,827
                                                                  -------------
TELEPHONE UTILITY-0.6%
Sprint Corp. (FON Group)                                4,400           109,340
                                                                  -------------
                                                                        374,167
                                                                  -------------
MULTI-INDUSTRY COMPANIES-1.6%
Textron, Inc.                                           3,550           261,990
                                                                  -------------
CONSUMER MANUFACTURING-1.5%
AUTO & RELATED-1.5%
Lear Corp.                                                550            33,556
Magna International, Inc. Cl. A (Canada)                2,700           222,885
                                                                  -------------
                                                                        256,441
                                                                  -------------
TRANSPORTATION-1.1%
RAILROAD-1.1%
CSX Corp.                                               4,400           176,352
                                                                  -------------
AEROSPACE & DEFENSE-0.8%
AEROSPACE-0.8%
The Boeing Co.                                          2,500           129,425
                                                                  -------------
Total Common Stocks
  (cost $14,719,837)                                                 16,743,631
                                                                  -------------
TOTAL INVESTMENTS-100.4%
  (cost $14,719,837)                                                 16,743,631
                                                                  -------------
Other assets less liabilities-(0.4%)(59,389)
NET ASSETS-100%                                                   $  16,684,242
                                                                  =============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


7


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $14,719,837)          $  16,743,631
  Receivable for investment securities sold                              87,095
  Dividends receivable                                                   17,389
  Receivable due from Adviser                                             8,190
                                                                  -------------
  Total assets                                                       16,856,305
                                                                  -------------
LIABILITIES
  Due to custodian                                                       80,195
  Payable for capital stock redeemed                                     28,131
  Distribution fee payable                                                3,348
  Transfer agent fee payable                                                 56
  Accrued expenses                                                       60,333
                                                                  -------------
  Total liabilities                                                     172,063
                                                                  -------------
NET ASSETS                                                        $  16,684,242
                                                                  =============
COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       1,403
  Additional paid-in capital                                         14,844,550
  Undistributed net investment income                                    47,157
  Accumulated net realized loss on investment transactions             (232,662)
  Net unrealized appreciation of investments                          2,023,794
                                                                  -------------
                                                                  $  16,684,242
                                                                  =============
CLASS A SHARES
  Net assets                                                      $   1,199,500
                                                                  =============
  Shares of capital stock outstanding                                   100,109
                                                                  =============
  Net asset value per share                                       $       11.98
                                                                  =============
CLASS B SHARES
  Net assets                                                      $  15,484,742
                                                                  =============
  Shares of capital stock outstanding                                 1,302,607
                                                                  =============
  Net asset value per share                                       $       11.89
                                                                  =============



See Notes to Financial Statements.


8


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,082)             $     233,979
  Interest                                                                  840
                                                                  -------------
  Total investment income                                               234,819
                                                                  -------------
EXPENSES
  Advisory fee                                                          108,107
  Distribution fee -- Class B                                            29,594
  Custodian                                                             101,069
  Administrative                                                         69,000
  Audit                                                                  41,750
  Legal                                                                  15,148
  Printing                                                                8,386
  Directors' fees                                                         1,000
  Transfer agency                                                           859
  Miscellaneous                                                           4,236
                                                                  -------------
  Total expenses                                                        379,149
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (194,231)
                                                                  -------------
  Net expenses                                                          184,918
                                                                  -------------
  Net investment income                                                  49,901
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                         (218,290)
  Net change in unrealized appreciation/depreciation of
    investments                                                       1,539,867
                                                                  -------------
  Net gain on investment transactions                                 1,321,577
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   1,371,478
                                                                  =============


See Notes to Financial Statements.


9


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                      MAY 2,
                                                  YEAR ENDED        2003(a) TO
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $      49,901    $       7,358
  Net realized loss on investment
    transactions                                      (218,290)         (14,372)
  Net change in unrealized appreciation/
    depreciation of investments                      1,539,867          483,927
                                                 -------------    -------------
  Net increase in net assets from
    operations                                       1,371,478          476,913

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
  Class A                                               (1,200)              -0-
  Class B                                               (8,902)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                       7,626,418        7,219,535
                                                 -------------    -------------
  Total increase                                     8,987,794        7,696,448

NET ASSETS
  Beginning of period                                7,696,448               -0-
                                                 -------------    -------------
  End of period (including undistributed
    net investment income of $47,157 and
    $7,358, respectively)                        $  16,684,242    $   7,696,448
                                                 =============    =============


(a)  Commencement of operations.

See Notes to Financial Statements.


10


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein U.S.Large Cap Blended Style Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2003. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. INCOME AND EXPENSES

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the next $2.5 billion, .85% of the next $2.5 billion and .80% of the excess over $10 billion of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2004 the Adviser waived fees in the amount of $101,258.

Effective January 1, 2004 through September 6, 2004, in connection with the Adviser's settlement with the New York Attorney General's Office ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $23,973. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the terms of the investment advisory agreement, the Portfolio has voluntarily agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $69,000 for the year ended December 31, 2004.

Brokerage commissions paid on investment transactions for the year ended December 31, 2004, amounted to $24,752, of which $12,851 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $859 for the year ended December 31, 2004.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 were as follows:

                                                   PURCHASES          SALES
                                                 =============    =============
Investment securities
  (excluding U.S. government securities)         $  13,574,106    $   5,329,398
U.S. government securities                                  -0-              -0-


13


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $  14,754,818
                                                                  =============
Gross unrealized appreciation                                     $   2,146,838
Gross unrealized depreciation                                          (158,025)
                                                                  -------------
Net unrealized appreciation                                       $   1,988,813
                                                                  =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                                      JUNE 6,                        JUNE 6,
                      YEAR ENDED    2003(a) TO     YEAR ENDED      2003(a) TO
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004          2003           2004            2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                   -0-      100,000   $          -0-  $   1,000,000
Shares issued in
  reinvestment
  of dividends               109            -0-          1,200              -0-
                     -----------   -----------   -------------   -------------
Net increase                 109       100,000   $       1,200   $   1,000,000
                     ===========   ===========   =============   =============


                               SHARES                        AMOUNT
                    ---------------------------  ------------------------------
                                      MAY 2,                         MAY 2,
                      YEAR ENDED    2003(b) TO     YEAR ENDED      2003(b) TO
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2004          2003           2004            2003
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              879,931       614,483   $   9,659,236   $   6,314,718
Shares issued in
  reinvestment
  of dividends               812            -0-          8,902              -0-
Shares redeemed         (183,519)       (9,100)     (2,042,920)        (95,183)
                     -----------   -----------   -------------   -------------
Net increase             697,224       605,383   $   7,625,218   $   6,219,535
                     ===========   ===========   =============   =============


NOTE F: RISK INVOLVED IN INVESTING IN THE PORTFOLIO

In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Porfolio did not utilize the Facility during the year ended December 31, 2004.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                  2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary Income                             $      10,102    $          -0-
                                              -------------    -------------
Total taxable distributions                          10,102               -0-
                                              -------------    -------------
Total distributions paid                      $      10,102    $          -0-
                                              =============    =============


(a)  Commencement of distribution.

(b)  Commencement of operations.


15


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $      46,751
Accumulated capital and other losses                               (197,275)(a)
Unrealized appreciation/(depreciation)                            1,988,813(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   1,838,289
                                                              =============

(a) On December 31, 2004, the Portfolio had a net capital loss carryforward of $187,067 of which $8,021 will expire in the year 2011 and $179,046 will expire in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, post - October capital losses of $10,208.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of dividends received.

For the current fiscal year, there were no permanent differences.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund;


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


17


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           CLASS A
                                                  -------------------------
                                                                   JUNE 6,
                                                  YEAR ENDED     2003(a) TO
                                                  DECEMBER 31,   DECEMBER 31,
                                                     2004           2003
                                                  -----------    -----------
Net asset value, beginning of period                 $10.96        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                            .06           .03
Net realized and unrealized gain on
  investment transactions                               .97           .93
Net increase in net asset value from
  operations                                           1.03           .96

LESS: DIVIDENDS
Dividends from net investment income                   (.01)           -0-
Net asset value, end of period                       $11.98        $10.96

TOTAL RETURN
Total investment return based on net
  asset value (d)                                      9.43%         9.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $1,200        $1,096
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                     1.20%         1.20%(e)
  Expenses, before waivers and
    reimbursements                                     2.67%         6.65%(e)
  Net investment income (c)                             .55%          .45%(e)
Portfolio turnover rate                                  42%           13%


See footnote summary on page 19.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS B
                                                  -------------------------
                                                                   MAY 2,
                                                  YEAR ENDED      2003(f) TO
                                                  DECEMBER 31,   DECEMBER 31,
                                                     2004           2003
                                                  -----------    -----------
Net asset value, beginning of period                 $10.90        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                            .04           .01
Net realized and unrealized gain on
  investment transactions                               .96           .89
Net increase in net asset value from
  operations                                           1.00           .90

LESS: DIVIDENDS
Dividends from net investment income                   (.01)           -0-
Net asset value, end of period                       $11.89        $10.90

TOTAL RETURN
Total investment return based on net
  asset value (d)                                      9.16%         9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $15,485        $6,600
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                                     1.45%         1.43%(e)
  Expenses, before waivers and
    reimbursements                                     2.95%         8.25%(e)
  Net investment income (c)                             .37%          .27%(e)
Portfolio turnover rate                                  42%           13%


(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of operations.


19


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.


20


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR. (1), Chairman
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee and Governance and Nominating Committee.


21


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                   PORTFOLIOS
                                                                                    IN FUND             OTHER
  NAME, ADDRESS,                        PRINCIPAL                                    COMPLEX         DIRECTORSHIP
  DATE OF BIRTH                        OCCUPATION(S)                                OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                   DURING PAST 5 YEARS                              DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#        Investment adviser and an independent                    113              None
2 Sound View Drive             consultant. He was formerly Senior Manager
Suite 100                      of Barrett Associates, Inc., a registered
Greenwich, CT 06830            investment adviser, with which he had been
9/7/32                         associated since prior to 2000. He was formerly
(1990)                         Deputy Comptroller and Chief Investment
Chairman of the Board          Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

Ruth Block, #, **              Formerly Executive Vice President and Chief               94              None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant. Until December 1994,              95              None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly President of Save Venice,            98              None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of ACMC.



*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


22


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


                                 PRINCIPAL
   NAME, ADDRESS*             POSITION(S) HELD                  PRINCIPAL OCCUPATION
 AND DATE OF BIRTH               WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer               President                   Executive Vice President of Alliance Capital
10/2/57                                                 Management Corporation ("ACMC")** since 2001;
                                                        prior thereto, Chief Executive Officer of Sanford C.
                                                        Bernstein & Co., LLC and its predecessor since prior
                                                        to 2000.

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
5/29/45                     President and Independent   Officer--Mutual Funds of ACMC,** with which he has
                            Compliance Officer          been associated since October 2004. Prior thereto, he
                                                        was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                        October 2003 to October 2004, and General Counsel
                                                        and First Vice President of Merrill Lynch Investment
                                                        Managers L.P. since prior to 2000 until March 2003.

Thomas J. Bardong           Vice President              Senior Vice President of ACMC**, with which he has
4/28/45                                                 been associated since prior to 2000.

Seth A. Masters             Vice President              Executive Vice President of ACMC** and Chief
6/4/59                                                  Investment Officer of Style Blend and Core Equity
                                                        Services and headed the US and Global Style Blend
                                                        teams at ACMC** since October 2000. Prior thereto, he
                                                        was Chief Investment Officer for Emerging Markets
                                                        Value at Sanford C. Bernstein & Co., Inc. since prior to
                                                        2000.

Mark R. Manley              Secretary                   Senior Vice President, Deputy General Counsel and
10/23/62                                                Chief Compliance Officer of ACMC**, with which
                                                        he has been associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief         Senior Vice President of Alliance Global Investor
10/4/50                     Financial Officer           Services, Inc. ("AGIS")** and Vice President of
                                                        AllianceBernstein Investment Research and Manage-
                                                        ment, Inc. ("ABIRM")**, with which he has been
                                                        associated since prior to 2000.

Thomas R. Manley            Controller                  Vice President of ACMC**, with which he has been
8/3/51                                                  associated since prior to 2000.




(1) The day-to-day management of and investment decisions for the investment portfolio are made by the Blend Investment Policy Group, comprised of senior Blend Group Members.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, and ABIRM are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at
(800)227-4618 for a free prospectus or SAI.

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


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



ALLIANCEBERNSTEIN
VARIABLE PRODUCTS
SERIES FUND
ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY
PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 2004

The Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information.

INVESTMENT PRODUCTS OFFERED
o  ARE NOT FDIC INSURED
o  MAY LOSE VALUE
o  ARE NOT BANK GUARANTEED

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

BALANCED WEALTH STRATEGY
PORTFOLIO

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Portfolio's targeted weighting is 60% equity and 40% debt securities. The Portfolio's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Portfolio's fixed-income securities will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Adviser will allow the Portfolio's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Portfolio can also selectively invest in real estate investment trusts (REITs), which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its balanced benchmark, a 60% / 40% blend of the Standard & Poor's (S&P) 500 Stock Index and the Lehman Brothers (LB) U.S. Aggregate Index, for the period from the Portfolio's inception on July 1, 2004 through December 31, 2004.

The Portfolio posted a healthy absolute gain since its inception through December 31, 2004, and marginally outperformed the balanced benchmark. The equity portion of the Portfolio was positioned to take advantage of perceived pent-up growth potential in a number of stocks, particularly in the technology sector, trading at prices below what their growth rates might justify. The technology sector declined sharply in the third quarter of 2004, as did the health care sector in which the Portfolio held an overweighted position, resulting in underperformance relative to the broad market. Technology shares recovered strongly in the fourth quarter, however, and boosted the Portfolio's return.

The Portfolio's return was also aided by its investment in non-U.S. securities, although the Portfolio's hedging position muted the returns relative to an unhedged position, as the U.S. dollar depreciated over the second half of the year compared to a market-capitalization weighted basket of foreign currencies.

Finally, the bond market showed strength in a period of rising interest rates, and the Portfolio's yield-curve positioning added more value than the LB U.S. Aggregate Index.

MARKET REVIEW AND INVESTMENT STRATEGY
The S&P 500 Stock Index returned 7.19% in the second half of 2004, led by energy and utility stocks, as record high oil prices lifted industry profits. Technology stocks, which had been the worst performing sector in the third quarter of 2004, retreating nearly 9.9%, turned in the strongest performance of all sectors in the fourth quarter of 2004, rallying nearly 13.6% amidst robust holiday sales and renewed optimism for a pickup in corporate spending. International stocks, as measured by the unhedged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, gained 15.10% for the six-month period ended December 31, 2004, comfortably outpacing the U.S. stock market. The bulk of the international gains, however, were the result of sharply appreciating foreign currency, as the U.S. dollar slid on continued concerns over mounting U.S. trade deficits. In local currency terms, the MSCI EAFE Index gained a more modest 5.73% for the six-month period. The real estate investment trust (REIT) market continued to show enormous strength, rising over 24.71% in the second half of the year, as measured by the NAREIT Equity Index. The U.S. bond market, measured by the LB U.S. Aggregate Index, held up surprisingly well in a period of rising interest rates, returning 4.18% during the same period.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Balanced Wealth Strategy Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

An Important Note About the Value of Historical Performance
The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or (800) 984-7654. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Wealth Strategy Portfolio.

A Word About Risk
The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Portfolio systematically rebalances its allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.



(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


THE PORTFOLIO VS. ITS BENCHMARK                                    Returns
PERIOD ENDED DECEMBER 31, 2004                                 Since Inception*
AllianceBernstein Balanced Wealth Strategy Portfolio Class A         6.90%
60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index                5.99%
S&P 500 Stock Index                                                  7.19%
LB U.S. Aggregate Index                                              4.18%

* The since inception return for the Portfolio is from its actual inception date of 7/1/04. The since inception returns for the indices are from the closest month-end to the Portfolio's inception, which is 6/30/04.


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04*-12/31/04

[graphic omitted, data below]

         AllianceBernstein      60% S&P 500
          Balanced Wealth     Stock Index
         Strategy Portfolio     40% LB U.S/        S&P 500         LB U.S.
               Class A        Aggregate Index     Stock Index   Aggregate Index
-------------------------------------------------------------------------------
7/1/04*         10000               10000            10000           10000
7/31/04          9850                9841             9669           10099
8/31/04          9930                9940             9708           10292
9/30/04         10040               10015             9813           10320
10/31/04        10210               10141             9963           10406
11/30/04        10439               10354            10365           10323
12/31/04        10689               10613            10718           10418

S&P 500 Stock Index: $10,718

AllianceBernstein Balanced Wealth Strategy Portfolio Class A: $10,689

60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index: $10,613

LB U.S. Aggregate Index: $10,418

* SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 7/1/04. THE GROWTH OF $10,000 FOR THE INDICES IS FROM THE CLOSEST MONTH-END TO THE PORTFOLIO'S INCEPTION, WHICH IS 6/30/04.

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A SHARES (FROM 7/1/04* TO 12/31/04) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BALANCED BENCHMARK (60% S&P 500 STOCK INDEX / 40% LB U.S. AGGREGATE INDEX), AS WELL AS THE COMPONENTS OF THE BALANCED BENCHMARK BY THEMSELVES. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

See Historical Performance and Benchmark disclosures on previous page.

3


BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          Beginning            Ending
                                         Account Value     Account Value      Expenses Paid      Annualized
Balanced Wealth Strategy Portfolio       July 1, 2004    December 31, 2004    During Period*    Expense Ratio*
--------------------------------------------------------------------------------------------------------------
Class A
Actual                                      $1,000            $1,069.00            $6.16             1.19%
Hypothetical (5% return before expenses)    $1,000            $1,019.05            $6.01             1.19%

Class B
Actual                                      $1,000            $1,067.00            $7.65             1.48%
Hypothetical (5% return before expenses)    $1,000            $1,017.05            $7.47             1.48%




* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

4

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

COMPANY                                                 U.S. $ VALUE     PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------
General Electric Co. (Common Stock and Bonds)              $586,155              2.2%
Ford Motor Co.                                              424,174              1.6
JPMorgan Chase & Co. (Common Stock & Bonds)                 406,869              1.5
U.S. Treasury Note                                          397,531              1.5
Lehman Brothers Holdings, Inc. (Common Stock & Bonds)       372,054              1.4
Goldman Sachs Group, Inc. (Common Stock & Bonds)            347,987              1.3
Devon Financing Corp.                                       339,767              1.2
Citigroup, Inc.                                             339,668              1.2
Kraft Foods, Inc.                                           323,222              1.2
CIT Group, Inc.                                             314,046              1.2
                                                         $3,851,473             14.3%


SECTOR DIVERSIFICATION
DECEMBER 31, 2004


SECTOR                                                  U.S. $ VALUE     PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------
Finance                                                  $5,853,858             21.7%
Industrials                                               4,130,063             15.3
Construction & Housing                                    2,586,470              9.6
Technology / Electronics                                  2,542,552              9.4
Consumer Cyclical                                         2,255,915              8.4
Medical                                                   1,476,512              5.5
Utilities                                                 1,357,891              5.0
Capital Equipment                                         1,020,570              3.8
Consumer Staples                                            642,250              2.4
Energy                                                      571,451              2.1
U.S. Government and Sponsored Agency Obligations            397,531              1.5
Industrial Commodities                                      254,702              0.9
Transportation                                              236,498              0.9
Telecommunications                                           69,514              0.3
Total Investments*                                       23,395,777             86.8
Cash and receivables, net of liabilities                  3,558,856             13.2
Net Assets                                              $26,954,633            100.0%



*    Excludes short-term investments.


5


BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

COUNTRY                                                   U.S. $ VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------
United States                                             $18,992,270           70.5%
United Kingdom                                                853,947            3.2
Japan                                                         486,739            1.8
Switzerland                                                   361,219            1.3
France                                                        349,973            1.3
Canada                                                        330,154            1.2
Cayman Islands                                                296,830            1.1
Australia                                                     279,891            1.0
Other*                                                      1,444,754            5.4
Total Investments**                                        23,395,777           86.8
Cash and receivables, net of liabilities                    3,558,856           13.2
Net Assets                                                $26,954,633          100.0%




* The Portfolio's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Bermuda, Finland, Germany, Hong Kong, Ireland, Israel, Italy, Mexico, Netherlands, Panama, Russia, Singapore, South Africa, South Korea, Spain, Sweden and Taiwan.

**   Excludes short-term investments.

6


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
COMMON STOCKS
   AND OTHER
   INVESTMENTS-53.9%
UNITED STATES
   INVESTMENTS-38.8%
FINANCE-7.6%
BANKING-3.7%
Bank of America Corp.                             1,700          $79,883
Citigroup, Inc.                                   7,050          339,668
Fannie Mae                                        1,450          103,255
Freddie Mac                                         725           53,433
JPMorgan Chase & Co.                              5,100          198,950
National City Corp.                               2,600           97,630
SunTrust Banks, Inc.                              1,000           73,880
Wachovia Corp.                                    1,000           52,600
                                                              ----------
                                                                 999,299

FINANCIAL SERVICES-1.8%
Franklin Resources, Inc.                            800           55,720
Lehman Brothers Holdings, Inc.                      800           69,984
MBNA Corp.                                        5,400          152,225
Merrill Lynch & Co., Inc.                         1,725          103,103
Morgan Stanley                                      900           49,968
The Goldman Sachs Group, Inc.                       425           44,217
                                                              ----------
                                                                 475,217

INSURANCE-2.1%
American International
Group, Inc.                                       3,000          197,009
The Hartford Financial
Services Group, Inc.                              1,225           84,905
The Progressive Corp.                               550           46,662
The St. Paul Travelers
Cos., Inc.                                        1,500           55,605
Torchmark Corp.                                     700           39,998
UnitedHealth Group, Inc.                          1,620          142,609
                                                                 566,788
                                                              ----------
                                                               2,041,304

TECHNOLOGY/
ELECTRONICS-7.4%
DATA PROCESSING-4.5%
Apple Computer, Inc. (a)                          1,200           77,280
Arrow Electronics, Inc. (a)                         950           23,085
Avnet, Inc. (a)                                   1,800           32,832
Dell, Inc. (a)                                    5,900          248,626
Electronic Arts, Inc. (a)                         3,350          206,628
Google, Inc. Cl.A (a)                               370           71,447
Hewlett-Packard Co.                               7,200          150,984
Microsoft Corp.                                   8,700          232,377
Network Appliance, Inc. (a)                         600           19,932
Sanmina-SCI Corp. (a)                             4,600           38,962
Solectron Corp. (a)                              10,000           53,300
Tech Data Corp. (a)                               1,400           63,560
                                                              ----------
                                                               1,219,013

ELECTRICAL &
ELECTRONICS-2.4%
Broadcom Corp. Cl.A (a)                           3,100         $100,068
Cisco Systems, Inc. (a)                           3,560           68,708
Corning, Inc. (a)                                11,700          137,709
Juniper Networks, Inc. (a)                        5,300          144,107
QUALCOMM, Inc.                                    4,150          175,960
Tellabs, Inc. (a)                                 3,200           27,488
                                                              ----------
                                                                 654,040

ELECTRONIC COMPONENTS
& INSTRUMENTS-0.5%
Applied Materials, Inc. (a)                       1,850           31,635
Intel Corp.                                       1,245           29,121
Symantec Corp. (a)                                2,900           74,704
                                                              ----------
                                                                 135,460
                                                              ----------
                                                               2,008,513

CONSUMER CYCLICAL-6.9%
BROADCASTING &
PUBLISHING-2.2%
Comcast Corp. Special
Cl.A (a)                                          2,700           88,668
The E.W. Scripps Co. Cl.A                         2,200          106,216
Time Warner, Inc. (a)                             7,400          143,856
Yahoo!, Inc. (a)                                  6,550          246,804
                                                              ----------
                                                                 585,544

BUSINESS & PUBLIC
SERVICES-0.2 %
The Interpublic Group of Cos.,
Inc. (a)                                          3,200           42,880

LEISURE & TOURISM-0.9%
Hilton Hotels Corp.                                 500           11,370
Host Marriott Corp.                               3,900           67,470
McDonald's Corp.                                  2,100           67,326
Starbucks Corp. (a)                               1,150           71,714
Starwood Hotels & Resorts
Worldwide, Inc.                                     675           39,420
                                                              ----------
                                                                 257,300

MERCHANDISING-3.2%
Amazon.com, Inc. (a)                                500           22,145
Bed Bath & Beyond, Inc. (a)                         900           35,847
eBay, Inc. (a)                                    2,300          267,443
Federated Department
Stores, Inc.                                        250           14,448
Limited Brands                                    1,200           27,624
Lowe's Cos., Inc.                                 3,300          190,047
Office Depot, Inc. (a)                            4,000           69,440
Target Corp.                                      3,950          205,124
Wal-Mart Stores, Inc.                               530           27,995
                                                              ----------
                                                                 860,113


7


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
TEXTILES & APPAREL-0.4%
Jones Apparel Group, Inc.                         2,200          $80,454
V.F. Corp.                                          500           27,690
                                                              ----------
                                                                 108,144
                                                              ----------
                                                               1,853,981

CONSTRUCTION &
HOUSING-4.5%
BUILDING MATERIALS-0.2%
Martin Marietta Materials,
Inc.                                                800           42,928

CONSTRUCTION &
HOUSING-0.1%
Pulte Homes, Inc.                                   550           35,090

REAL ESTATE-4.2%
Alexandria Real Estate
Equities, Inc.                                      775           57,676
AMB Property Corp.                                  700           28,273
Archstone-Smith Trust                             1,000           38,300
Boston Properties, Inc.                             575           37,185
Brookfield Properties Corp.                         500           15,607
Camden Property Trust                               825           42,075
Corporate Office Properties
Trust                                             1,500           44,025
Developers Diversified Realty
Corp.                                             1,600           70,992
Duke Realty Corp.                                 1,475           50,357
EastGroup Properties, Inc.                          550           21,076
Equity Office Properties Trust                      400           11,648
Equity One, Inc.                                    400            9,492
Equity Residential                                1,600           57,888
Essex Property Trust, Inc.                          200           16,760
General Growth Properties,
Inc.                                              1,375           49,720
Glenborough Realty Trust,
Inc.                                                425            9,044
iStar Financial, Inc.                               750           33,945
Kimco Realty Corp.                                  100            5,799
LaSalle Hotel Properties                            500           15,915
Mack-Cali Realty Corp.                              525           24,166
Pan Pacific Retail Properties,
Inc.                                                375           23,513
Prentiss Properties Trust                           600           22,920
ProLogis                                          2,075           89,910
Reckson Associates Realty
Corp.                                               100            3,281
Regency Centers Corp.                               500           27,700
Shurgard Storage Centers, Inc.
Cl.A                                                600           26,406
Simon Property Group, Inc.                        1,300           84,071
SL Green Realty Corp.                               425           25,734
Tanger Factory Outlet Centers,
Inc.                                                600           15,876
The Macerich Co.                                    300           18,840
The Mills Corp.                                     550           35,068
United Dominion Realty Trust,
Inc.                                              1,600          $39,680
Vornado Realty Trust                                625           47,581
Washington Real Estate
Invesment Trust                                     250            8,468
Windrose Medical Properties
Trust                                             1,100           15,851
                                                              ----------
                                                               1,124,842
                                                              ----------
                                                               1,202,860

MEDICAL-3.5%
HEALTH & PERSONAL
CARE-3.5%
Amgen, Inc. (a)                                   2,600          166,790
Avon Products, Inc.                               2,850          110,295
Boston Scientific Corp. (a)                       3,200          113,760
HCA, Inc.                                         1,600           63,936
Medco Health Solutions, Inc. (a)                  2,300           95,680
Pfizer, Inc.                                      6,900          185,540
St. Jude Medical, Inc. (a)                        3,050          127,887
Zimmer Holdings, Inc. (a)                         1,000           80,120
                                                              ----------
                                                                 944,008

CAPITAL EQUIPMENT-3.0%
AEROSPACE & DEFENSE-0.2%
The Boeing Co.                                    1,400           72,478

AUTOMOBILES-0.3%
BorgWarner, Inc.                                  1,350           73,130

INDUSTRIAL
COMPONENTS-0.4%
Eaton Corp.                                       1,400          101,304

MULTI-INDUSTRY-2.1%
General Electric Co.                             10,600          386,900
Hubbell, Inc. Cl.B                                1,250           65,375
Parker Hannifin Corp.                             1,000           75,740
Textron, Inc.                                       400           29,520
                                                              ----------
                                                                 557,535
                                                              ----------
                                                                 804,447

CONSUMER STAPLES-1.8%
BEVERAGES &
TOBACCO-0.8%
Altria Group, Inc.                                1,600           97,760
PepsiCo, Inc.                                     2,200          114,840
                                                              ----------
                                                                 212,600

FOOD & HOUSEHOLD
PRODUCTS-1.0%
Safeway, Inc. (a)                                 2,700           53,298
The Kroger Co. (a)                                4,500           78,930
The Procter & Gamble Co.                          2,700          148,716
                                                              ----------
                                                                 280,944
                                                              ----------
                                                                 493,544


8


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
ENERGY-1.4%
ENERGY EQUIPMENT &
SERVICES-0.3%
Baker Hughes, Inc.                                  820          $34,989
Halliburton Co.                                   1,150           45,126
                                                              ----------
                                                                  80,115

ENERGY SOURCES-1.1%
ChevronTexaco Corp.                               2,150          112,896
ConocoPhillips                                    1,050           91,172
Occidental Petroleum Corp.                        1,400           81,704
                                                              ----------
                                                                 285,772
                                                              ----------
                                                                 365,887

UTILITIES-1.0%
ELECTRIC & GAS
UTILITY-1.0%
American Electric Power
Co., Inc.                                         1,400           48,076
Entergy Corp.                                     1,400           94,626
FirstEnergy Corp.                                   700           27,657
Sempra Energy                                     1,400           51,352
Wisconsin Energy Corp.                            1,550           52,251
                                                              ----------
                                                                 273,962

TRANSPORTATION-0.9%
TRANSPORTATION -
ROAD & RAIL-0.9%
Burlington Northern Santa
Fe Corp.                                          1,000           47,310
CSX Corp.                                         2,300           92,184
Norfolk Southern Corp.                            1,700           61,523
United Parcel Service, Inc.                         350           29,911
                                                              ----------
                                                                 230,928

INDUSTRIAL
COMMODITIES-0.8%
CHEMICAL-0.1%
PPG Industries, Inc.                                500           34,080

FOREST & PAPER-0.7%
International Paper Co.                             700           29,400
Kimberly-Clark Corp.                                700           46,067
MeadWestvaco Corp.                                1,400           47,446
Smurfit-Stone Container
Corp. (a)                                         3,600           67,248
                                                              ----------
                                                                 190,161
                                                              ----------
                                                                 224,241

Total United States Investments
     (cost $9,600,414)                                        10,443,675

FOREIGN INVESTMENTS-15.1%
AUSTRALIA-1.0%
Bunnings Warehouse Property
Trust                                            11,200           16,017
Centro Properties Group                           1,800            8,156
Coles Myer Ltd.                                   1,386           10,713
DB RREEF Trust                                    2,979            3,082
General Property Trust                            8,700          $25,507
ING Industrial Fund                              17,103           29,003
Macquarie CountryWide Trust                      15,000           24,504
Multplex Group                                    2,027            8,644
Publishing & Broadcasting
Ltd.                                                400            5,499
Rinker Group Ltd.                                 3,600           30,080
Stockland                                         4,700           22,090
Westfield Group (a)                               7,500           96,596
                                                              ----------
                                                                 279,891

BERMUDA-0.8%
Cooper Industries Ltd. Cl.A                         700           47,523
Marvell Technology Group
Ltd. (a)                                          2,500           88,675
Nabors Industries Ltd. (a)                        1,800           92,322
                                                              ----------
                                                                 228,520

CANADA-0.8%
Boardwalk Real Estate
Investment Trust                                    600            9,239
Borealis Retail Real Estate
Investment Trust                                  2,150           24,010
Canadian Apartment Properties
Real Estate Investment
Trust                                               500            6,293
Canadian Real Estate
Investment Trust                                  1,250           18,518
Cominar Real Estate
Investment Trust                                    400            5,762
H&R Real Estate Investment
Trust                                             1,200           19,019
InnVest Real Estate Investment
Trust                                               500            4,966
O&Y Real Estate Investment
Trust                                               900           10,591
Research In Motion Ltd. (a)                         590           48,628
RioCan Real Estate Investment
Trust                                             3,200           47,406
Summit Real Estate Investment
Trust                                             1,800           27,072
                                                              ----------
                                                                 221,504

CAYMAN ISLANDS-0.3%
XL Capital Ltd. Cl.A                              1,000           77,650

FINLAND-0.1%
Sponda Oyj                                        3,000           29,117

FRANCE-1.3%
BNP Paribas, SA                                     413           29,934
Essilor International, SA                           331           25,983
Gecina, SA                                          425           42,180
Klepierre                                           440           38,944
Sanofi-Aventis                                      305           24,385
Schneider Electric, SA                              231           16,070
Total, SA                                           302           66,142
Unibail                                             675          106,335
                                                              ----------
                                                                 349,973


9


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------
GERMANY-0.4%
Porsche AG pfd.                                      39          $24,703
SAP AG                                              339           60,026
SAP AG (ADR)                                        800           35,368
                                                              ----------
                                                                 120,097

HONG KONG-0.8%
Esprit Holdings Ltd.                              8,000           48,352
Henderson Land Development
Co., Ltd.                                        10,000           51,991
Kerry Properties Ltd.                            16,000           34,246
Sun Hung Kai Properties Ltd.                      9,000           90,075
                                                              ----------
                                                                 224,664

IRELAND-0.4%
Allied Irish Banks Plc                            1,654           34,256
Anglo Irish Bank Corp. Plc                          342            8,283
CRH Plc                                           2,013           53,848
                                                              ----------
                                                                  96,387

ISRAEL-0.5%
Teva Pharmaceutical Industries
Ltd. (ADR)                                        4,100          122,425

ITALY-0.3%
Beni Stabili SpA                                 13,000           13,249
Eni S.p.A.                                        1,879           47,100
Fastweb                                             171            9,837
                                                              ----------
                                                                  70,186

JAPAN-1.8%
Canon, Inc.                                       1,000           54,304
Daikin Industries Ltd.                            1,000           28,985
Denso Corp.                                       2,100           56,499
East Japan Railway Co.                                1            5,570
Eisai Co., Ltd                                    1,000           32,981
Honda Motor Co., Ltd.                               600           31,369
Hoya Corp.                                          500           56,494
Japan Retail Fund Investment
Corp.                                                 4           33,766
Keyence Corp.                                       100           22,460
Mitsubishi Corp.                                  3,000           38,803
Mitsubishi Tokyo Financial
Group, Inc.                                           2           20,484
Mitsui Fudosan Co., Ltd.                          3,000           36,536
Nippon Building Fund, Inc.                            2           17,059
Nitto Denko Corp.                                   200           10,981
Ricoh Co., Ltd.                                   1,000           19,376
Suzuki Motor Corp.                                  600           10,974
Takeda Pharmaceutical Co.,
Ltd.                                                200           10,098
                                                              ----------
                                                                 486,739

MEXICO-0.2%
America Movil, SA de C.V.
(ADR)                                               800           41,880
Grupo Televisa, SA (GDR)                            200           12,100
                                                              ----------
                                                                  53,980

NETHERLANDS-0.5%
ASML Holding NV                                   1,011          $16,160
Eurocommercial Properties
NV                                                  175            6,212
ING Groep NV                                      1,327           40,131
Rodamco Europe NV                                   700           55,418
Wereldhave NV                                       180           19,520
                                                              ----------
                                                                 137,441

PANAMA-0.3%
Carnival Corp.                                    1,200           69,156

RUSSIA-0.1%
Mobile Telesystems (ADR)                            100           13,851

SINGAPORE-0.2%
Ascendas Real Estate Investment
Trust (a)                                        27,500           28,700
CapitaMall Trust                                 26,000           28,032
                                                              ----------
                                                                  56,732

SOUTH AFRICA-0.0%
MTN Group Ltd.                                      511            3,946

SOUTH KOREA-0.1%
Samsung Electronics Co.,
Ltd.                                                 50           21,725

SPAIN-0.4%
Banco Bilbao Vizcaya
Argentaria, SA                                    2,553           45,279
Gestevision Telecinco, SA                           772           15,929
Industria de Diseno Textil, SA                    1,229           36,214
Inmobiliaria Colonial, SA                           400           16,060
                                                              ----------
                                                                 113,482

SWEDEN-0.2%
Telefonaktieboaget LM
Ericsson                                         15,958           50,262

SWITZERLAND-1.3%
Alcon, Inc.                                       1,650          132,989
Compagnie Financiere
Richemont AG                                        468           15,580
Nobel Biocare Holding AG                            127           22,949
Novartis AG                                       1,358           68,342
Roche Holding AG                                    549           63,016
UBS AG                                              696           58,343
                                                              ----------
                                                                 361,219

TAIWAN-0.1%
Hon Hai Precision Industry
Co., Ltd.                                         5,000           23,223
Taiwan Semiconductor
Manufacturing Co., Ltd.                           6,000            9,560
                                                              ----------
                                                                  32,783

UNITED KINGDOM-3.2%
BHP Billiton Plc                                  1,667           19,480
British Land Co. Plc                              2,050           35,201


10


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

                                                Shares or
                                                Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------
Brixton Plc                                       2,100          $14,142
Capita Group Plc                                  3,967           27,778
Capital & Regional Plc                            2,400           31,971
Carnival Plc                                      1,005           61,316
Derwent Valley Holdings Plc                         700           15,093
Enterprise Inns Plc                               1,538           23,404
GUS Plc                                           2,627           47,248
Hammerson Plc                                     1,650           27,513
Hilton Group Plc                                  4,173           22,759
HSBC Holdings Plc                                 3,185           53,661
Land Securities Group Plc                         2,750           73,760
Liberty International Plc                           825           15,340
Man Group Plc                                       704           19,867
Reckitt Benckiser Plc                             2,127           64,151
Royal Bank of Scotland
Group Plc                                         2,513           84,399
Slough Estates Plc                                3,700           38,959
Smith & Nephew Plc                                2,867           29,336
Standard Chartered                                1,635           30,350
Tesco Plc                                        13,704           84,555
WPP Group Plc                                     3,070           33,664
                                                              ----------
                                                                 853,947

Total Foreign Investments
     (cost $3,778,131)                                         4,075,677

Total Common Stocks and
Other Investments
     (cost $13,378,545)                                       14,519,352

CORPORATE DEBT
OBLIGATIONS-31.4%
AUTOMOTIVE-2.7%
Daimlerchrysler North
America Holdings
     4.75%, 1/15/08                                $200          204,270
Ford Motor Co.
     7.45%, 7/16/31                                 100          100,574
Ford Motor Credit Co.
     7.375%, 10/28/09                               300          323,600
General Motors Acceptance
Corp.
6.75%, 12/01/14                                     100          100,137
                                                                 728,581
BANKS-1.9%
Mizuho Finance
(Cayman Islands)
     8.375% 04/27/49                                200          219,180
Wachovia Corp.
     5.25%, 8/01/14                                 100          102,490
Wells Fargo Co.
     4.20%, 1/15/10                                 200          200,813
                                                              ----------
                                                                 522,483

FINANCE-10.2%
Assurant, Inc.
     5.625%, 2/15/14                                100          103,275
Bear Stearns Co., Inc.
     2.875%, 7/02/08                                300          290,150


                                                Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------
Boeing Capital Corp.
     6.50%, 2/15/12                                $100         $112,048
CIT Group, Inc.
     5.50%, 11/30/07                                300          314,046
Countrywide Home Loan FRN
     2.54%, 11/16/07                                100           99,926
Credit Suisse First Boston
USA, Inc.
     4.125%, 1/15/10                                200          198,959
     4.625%, 1/15/08                                100          102,470
General Electric Capital Corp.
Series A
3.50%, 12/05/07                                     200          199,255
Goldman Sachs Group, Inc.
     4.125%, 1/15/08                                300          303,770
JPMorgan Chase & Co.
     5.25%, 5/30/07                                 200          207,919
Lehman Brothers Holdings, Inc.
     4.00%, 1/22/08                                 300          302,070
MBNA America Bank NA
     5.375%, 1/15/08                                100          104,444
Morgan Stanley
     2.20%, 1/12/07(b)                              100          100,143
     3.875%, 1/15/09                                100           99,444
USA Education
     Series A
     5.625%, 4/10/07                                100          104,285
XL Capital Ltd.
     5.25%, 9/15/14                                 100          100,215
                                                              ----------
                                                               2,742,419

INDUSTRIALS-9.3%
AOL Time Warner
     7.70%, 5/01/32                                 100          122,312
AT&T Broadband
     8.375%, 3/15/13                                200          246,619
British Sky Broadcasting
     8.20%, 7/15/09                                 100          115,702
CSX Corp.
     5.50%, 8/01/13                                 200          209,162
CVS Corp.
     4.00%, 9/15/09                                 100           99,530
Federated Department Stores,
Inc.
     6.625%, 4/01/11                                100          111,811
Kraft Foods, Inc.
     4.125%, 11/12/09                               325          323,222
Kroger Co.
     4.95%, 1/15/15                                 200          198,427
News America, Inc.
     6.55%, 3/15/33                                 100          106,431
Raytheon Co.
     4.85%, 1/15/11                                 100          102,460
Safeway, Inc.
     7.25%, 2/01/31                                 200          229,244
Tyco International Group, SA
     6.00%, 11/15/13                                100          108,946


11


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND


                                                Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------
UnitedHealth Group, Inc.
     3.75%, 2/10/09                                $100          $98,394
Viacom, Inc.
     6.625%, 5/15/11                                100          112,433
Waste Management, Inc.
     5.00%, 3/15/14                                 100          100,726
Weyerhaeuser Co.
7.375%, 3/15/32                                     200          237,169
                                                              ----------
                                                               2,522,588

OIL-3.3%
Devon Financing Corp.
     6.875%, 9/30/11                                300          339,767
Duke Capital LLC
     6.75%, 2/15/32                                 100          108,821
FPL Group Capital, Inc.
     4.086%, 2/16/07                                100          101,059
Sunoco, Inc.
     4.875%, 10/15/14                               150          148,320
Valero Energy Corp.
     7.50%, 4/15/32                                 150          180,927
                                                              ----------
                                                                 878,894

TELECOMMUNICATIONS-2.8%
AT&T Wireless Services, Inc.
     7.875%, 3/01/11                                100          117,862
Bellsouth Corp.
     4.20%, 9/15/09                                 300          300,784
SBC Communications
     5.625%, 6/15/16                                100          103,305
Sprint Capital Corp.
     8.75%, 3/15/32                                 100          133,231
Telus Corp. (Canada)
     7.50%, 6/01/07                                 100          108,650
                                                              ----------
                                                                 763,832

UTILITIES-1.2%
Ohio Power Co.
Series F
5.50%, 2/15/13                                      100          104,604
Pacific Gas & Electric
     6.05%, 3/01/34                                 100          103,862
Progress Energy, Inc.
     6.85%, 4/15/12                                 100          111,631
                                                              ----------
                                                                 320,097

Total Corporate Debt Obligations
     (cost $8,367,296)                                         8,478,894

U.S. GOVERNMENT &
GOVERNMENT
SPONSORED AGENCY
OBLIGATIONS-1.5%
U.S. Treasury Note
     3.00%, 11/15/07
     (cost $398,233)                                400          397,531

SHORT-TERM
INVESTMENT-14.0%
TIME DEPOSIT-14.0%
The Bank of New York
     1.50%, 1/03/05
     (cost $3,785,000)                            3,785        3,785,000

TOTAL
INVESTMENTS-100.8%
     (cost $25,929,074)                                       27,180,777
Other assets less liabilities-(0.8%)                            (226,144)

NET ASSETS-100%                                              $26,954,633

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                   Value at
                       Number of     Expiration     Original     December 31,     Unrealized
Type                   Contracts        Month        Value           2004        Appreciation
---------------------------------------------------------------------------------------------
British Pound FTSE                      March
100 Index                  5             2005      $455,401        $460,536         $5,135
Euro Stoxx                              March
50 Index                  34             2005     1,350,569       1,362,403         11,834
Japanese Yen                            March
Topix Index                4             2005       429,837         447,936         18,099
                                                                                   $35,068


(a)  Non-income producing security.

     Glossary of Terms:
     ADR-American Depositary Receipt
     FRN-Floating Rate Note
     GDR-Global Depositary Receipt
     pfd.-Preferred Stock

     See Notes to Financial Statements.


12


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

ASSETS
     Investments in securities, at value (cost $25,929,074)                        $27,180,777
     Cash                                                                                4,878
     Foreign cash, at value (cost $459,681)                                            460,586(a)
     Receivable for investment securities sold and foreign currency contracts        1,879,165
     Receivable for capital stock sold                                                 275,941
     Dividends and interest receivable                                                 137,495
     Receivable due from Adviser                                                        54,116
     Total assets                                                                   29,992,958

LIABILITIES
     Payable for investment securities purchased and foreign currency contracts      2,964,477
     Distribution fee payable                                                            3,193
     Payable for variation margin on futures contracts                                   2,421
     Transfer agent fee payable                                                             56
     Accrued expenses                                                                   68,178
     Total liabilities                                                               3,038,325

NET ASSETS                                                                         $26,954,633

COMPOSITION OF NET ASSETS
     Capital stock, at par                                                              $2,524
     Additional paid-in capital                                                     25,476,483
     Undistributed net investment income                                               137,338
     Accumulated net realized gain on investment and foreign
       currency transactions                                                            53,858
     Net unrealized appreciation of investments and foreign currency
       denominated assets and liabilities                                            1,284,430
                                                                                   $26,954,633

Class A Shares
     Net assets                                                                     $9,088,337
     Shares of capital stock outstanding                                               850,000
     Net asset value per share                                                          $10.69

Class B Shares
     Net assets                                                                    $17,866,296
     Shares of capital stock outstanding                                             1,673,766
     Net asset value per share                                                          $10.67



(a) An amount of U.S. $129,016 has been segregated as collateral for the financial futures contracts outstanding at December 31, 2004.

     See Notes to Financial Statements.


12


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
JULY 1, 2004(A) TO DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

INVESTMENT INCOME
     Interest                                                                         $143,289
     Dividends (net of foreign taxes withheld of $1,499)                                87,238
     Total investment income                                                           230,527

EXPENSES
     Advisory fee                                                                       46,264
     Distribution fee--Class B                                                          10,258
     Custodian                                                                          97,916
     Audit                                                                              41,750
     Administrative                                                                     34,500
     Legal                                                                              17,185
     Printing                                                                            7,803
     Directors' fees                                                                       500
     Transfer agency                                                                       409
     Miscellaneous                                                                       2,562
     Total expenses                                                                    259,147
     Less: expenses waived and reimbursed by the Adviser (see Note B)                 (147,871)
     Net expenses                                                                      111,276
     Net investment income                                                             119,251

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) on:
       Investment transactions                                                         (62,785)
       Futures                                                                         118,316
       Foreign currency transactions                                                    16,414
     Net change in unrealized appreciation/depreciation of:
       Investments                                                                   1,251,703
       Futures                                                                          35,068
       Foreign currency denominated assets and liabilities                              (2,341)
     Net gain on investment and foreign currency transactions                        1,356,375

NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $1,475,626




(a)  Commencement of operations.

     See Notes to Financial Statements.


14


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

                                                                                July 1, 2004(a) to
                                                                                   December 31,
                                                                                          2004
INCREASE IN NET ASSETS FROM OPERATIONS
     Net investment income                                                         $   119,251
     Net realized gain on investment and foreign currency transactions                  71,945
     Net change in unrealized appreciation/depreciation of investments
       and foreign currency denominated assets and liabilities                       1,284,430
     Net increase in net assets from operations                                      1,475,626

CAPITAL STOCK TRANSACTIONS
     Net increase                                                                   25,479,007
     Total increase                                                                 26,954,633

NET ASSETS
     Beginning of period                                                                    -0-
     End of period (including undistributed net investment income of $137,338)     $26,954,633



(a)  Commencement of operations.

     See Notes to Financial Statements.


15


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

NOTE A: Significant Accounting Policies
The AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


16


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.
Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements
It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


17


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the period ended December 31, 2004 the Adviser waived fees in the amount of $113,371.

Pursuant to the terms of the investment advisory agreement, the Portfolio has voluntarily agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $34,500 for the period ended December 31, 2004.

Brokerage commissions paid on investment transactions for the period ended December 31, 2004, amounted to $27,708, of which $4,915 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $409 for the period ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2004 were as follows:

                                                               Purchases       Sales
Investment securities (excluding U.S. government securities)  $28,770,807   $6,544,853
U.S. government securities                                             -0-          -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                 $26,046,617
Gross unrealized appreciation                         $1,215,288
Gross unrealized depreciation                            (81,128)
Net unrealized appreciation                           $1,134,160

1. Financial Futures Contracts
The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these


18


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


19


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

NOTE E: Capital Stock
There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                        SHARES                   AMOUNT
                   July 1, 2004(a) to      July 1, 2004(a) to
                     December 31,            December 31,
                         2004                    2004
Class A
Shares sold             850,000               $8,500,000
Net increase            850,000               $8,500,000


Class B
Shares sold           1,731,943              $17,574,843
Shares redeemed         (58,177)                (595,836)
Net increase          1,673,766               $16,979,007

NOTE F: Risks Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2004.


(a)  Commencement of operations.

20


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

NOTE H: Component of Accumulated Earnings (Deficit)

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                    $305,590
Undistributed long-term capital gains               3,149
Unrealized appreciation/(depreciation)          1,166,887
Total accumulated earnings/(deficit)           $1,475,626

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the tax treatment of dividends received.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses and the tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund;

21


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


22


BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A       CLASS B
                                                                               July 1, 2004(a) July 1, 2004(a)
                                                                                      to            to
                                                                                  December 31,  December 31,
                                                                                     2004          2004
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.00        $10.00

Income From Investment Operations
Net investment income (b)(c)                                                          .07           .06
Net realized and unrealized gain on investment and foreign currency transactions      .62           .61
Net increase in net asset value from operations                                        .69          .67
Net asset value, end of period                                                      $10.69       $10.67

Total Return
Total investment return based on net asset value (d)                                  6.90%        6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                           $9,089      $17,866
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements (e)                                  1.20%        1.45%
     Expenses, before waivers and reimbursements (e)                                  2.87%        3.34%
     Net investment income (c)(e)                                                     1.36%        1.49%
Portfolio turnover rate                                                                 44%          44%



(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

23


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Inc.
AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the period July 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period July 1, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 4, 2005

24


BALANCED WEALTH STRATEGY
PORTFOLIO

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

BOARD OF DIRECTORS
William H. Foulk, Jr. (1), CHAIRMAN
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



(1) Member of the Audit Committee and Governance and Nominating Committee.

25


BALANCED WEALTH STRATEGY
PORTFOLIO

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND      OTHER
     NAME, ADDRESS,                  PRINCIPAL                                    COMPLEX   DIRECTORSHIP
     DATE OF BIRTH                 OCCUPATION(S)                                OVERSEEN BY    HELD BY
    (YEAR ELECTED*)           DURING PAST 5 YEARS                                 DIRECTOR    DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent                   113      None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
CHAIRMAN OF THE BOARD         associated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.


Ruth Block, #, **              Formerly Executive Vice President and Chief              94      None
500 SE Mizner Blvd.            Insurance Officer of The Equitable Life
Boca Raton, FL 33432           Assurance Society of the United States;
11/7/30                        Chairman and Chief Executive Officer of Evlico;
(1992)                         Director of Avon, BP (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group and Donaldson, Lufkin &
                               Jenrette Securities Corporation; former Governor
                               at Large National Association of Securities
                               Dealers, Inc.


David H. Dievler,#             Independent consultant. Until December 1994,             95      None
P.O. Box 167                   he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762          Management Corporation ("ACMC") responsible
10/23/29                       for mutual fund administration. Prior to joining
(1990)                         ACMC in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.


John H. Dobkin,#               Consultant. Formerly President of Save Venice,           98      None
P.O. Box 12                    Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504            Senior Advisor from June 1999-June 2000
2/19/42                        and President of Historic Hudson Valley (historic
(1992)                         preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and

*    There is no stated term of office for the Fund's Directors.
#    Member of the Audit Committee and Governance and Nominating Committee.
**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


26


BALANCED WEALTH STRATEGY
PORTFOLIO

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND

Officer Information(1)

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*          PRINCIPAL POSITION(S) HELD              PRINCIPAL OCCUPATION
AND DATE OF BIRTH                WITH FUND                        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
Marc O. Mayer               President                  See biography above.
10/2/57

Philip L. Kirstein          Senior Vice President      Senior Vice President and Independent
5/29/45                     and Independent            Compliance Officer--Mutual Funds of
                            Compliance Officer         ACMC with which he has been associated since
                                                       October 2004. Prior thereto, he was Counsel of
                                                       Kirkpartrick & Lockhart, L.P. from October 2003 to
                                                       October 2004, and General Counsel and First Vice
                                                       President of Merrill Lynch Investment Managers since
                                                       prior to 2000 until March 2003.

Teresa Marziano             Senior Vice President      Senior Vice President of ACMC** since October 2000
9/1/54                                                 and co-Chief Investment Officer of Real Estate
                                                       Investments since July 2004. Prior thereto, she was a
                                                       Senior Analyst of investment research at Sanford C.
                                                       Bernstein & Co., Inc. ("Bernstein") since prior to 2000.

Joseph G. Paul              Senior Vice President      Senior Vice President of ACMC**, co-Chief Investment
2/8/60                                                 Officer of Real Estate Investments since July 2004; and
                                                       Chief Investment Officer of Small and Mid
                                                       Capitalization Value Equities since 2002. He is also
                                                       Chief Investment Officer of Advanced Value at ACMC
                                                       since October 2000, and held the same position at SCB
                                                       since prior to 2000.

Seth J. Masters             Vice President             Executive Vice President of ACMC** and Chief
6/4/59                                                 Investment Officer of Style Blend and Core Equity
                                                       Services and head of U.S. and Global Style Blend teams
                                                       since October 2000. Prior thereto, he was Chief
                                                       Investment Officer for Emerging Markets Value
                                                       at Sanford C. Bernstein & Co., Inc. ("Bernstein") since
                                                       prior to 2000.

Mark R. Manley              Clerk                      Senior Vice President, Deputy General Counsel and
10/23/62                                               Chief Compliance Officer of ACMC**, with which he has
                                                       been associated since prior to 2000.

Mark D. Gersten             Treasurer and Chief        Senior Vice President of Alliance Global
10/4/50                     Financial Officer          Investor Services, Inc. ("AGIS")** and Vice President
                                                       of ABIRM**, with which he has been associated since
                                                       prior to 2000.

Thomas R. Manley            Controller                 Vice President of ACMC**, with which
8/3/51                                                 he has been associated since prior to 2000.



(1) The day-today management of and investment decisions for the portfolio are made by the Blend Investment Policy team, comprised of senior Blend portfolio managers.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO



ANNUAL REPORT
DECEMBER 31, 2004






THE FUND EXPECTS TO HOLD A MEETING OF SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 2005, AT WHICH THE ELECTION OF DIRECTORS WILL BE CONSIDERED. FOR INFORMATION WITH RESPECT TO SUBMITTING A CANDIDATE FOR DIRECTOR FOR CONSIDERATION BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE FUND'S BOARD OF DIRECTORS, PLEASE
SEE THE NOMINATING PROCEDURES IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED


YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.




WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 10, 2005

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2004.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Portfolio is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Portfolio's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Adviser will allow the Portfolio's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Portfolio can also selectively invest in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its balanced benchmark, a 70% / 30% blend of the Standard & Poor's (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the period from the Portfolio's inception on July 1, 2004 through December 31, 2004.

The Portfolio posted a healthy absolute gain since its inception through December 31, 2004 but underperformed its balanced benchmark. The Portfolio was positioned to take advantage of perceived pent-up growth potential in a number of stocks, particularly in the technology sector, trading at prices below what their growth rates might justify. The technology sector declined sharply in the third quarter of 2004, as did the health care sector in which the Portfolio held an overweighted position, resulting in underperformance relative to the broad market. Technology shares recovered strongly in the fourth quarter, however, and boosted the Portfolio's return.

The Portfolio's return was also aided by its investment in non-U.S. securities, although the Portfolio's hedging position muted the returns relative to an unhedged position, as the U.S. dollar depreciated over the second half of the year compared to a market-capitalization weighted basket of foreign currencies.

MARKET REVIEW AND INVESTMENT STRATEGY
The S&P 500 Stock Index returned 7.19% in the second half of 2004, led by energy and utility stocks, as record high oil prices lifted industry profits. Technology stocks, which had been the worst performing sector in the third quarter of 2004, retreating nearly 9.9%, turned in the strongest performance of all sectors in the fourth quarter of 2004, rallying nearly 13.6% amidst robust holiday sales and renewed optimism for a pickup in corporate spending. International stocks, as measured by the unhedged MSCI EAFE Index, gained 15.10% for the six-month period ended December 31, 2004, comfortably outpacing the U.S. stock market. The bulk of the international gains, however, were the result of sharply appreciating foreign currency, as the U.S. dollar slid on continued concerns over mounting U.S. trade deficits. In local currency terms, the MSCI EAFE Index gained a more modest 5.73% for the six-month period. The real estate investment trust (REIT) market continued to show enormous strength, rising over 24.71% in the second half of the year, as measured by the NAREIT Equity Index.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Variable Products Series Fund Wealth Appreciation Strategy Portfolio. His hard work, dedication and contributions to the Portfolio will be greatly missed.


1


WEALTH APPRECIATION
STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE
THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR (800) 984-7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Returns for Class B shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE
The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including AllianceBernstein Wealth Appreciation Strategy Portfolio.

A WORD ABOUT RISK
The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks and real estate investment trusts. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Portfolio systematically rebalances its allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Product prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


WEALTH APPRECIATION
STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK                                  Returns
PERIOD ENDED DECEMBER 31, 2004                               Since Inception*
-------------------------------------------------------------------------------
  AllianceBernstein Wealth Appreciation Strategy
    Portfolio Class A                                             6.90%
  70% S&P 500 Stock Index / 30% MSCI EAFE Index                   9.56%
  S&P 500 Stock Index                                             7.19%
  MSCI EAFE Index                                                15.10%

* The since inception return for the Portfolio is from its actual inception date of 7/1/04. The since inception returns for the indices are from the closest month-end to the Portfolio's inception, which is 6/30/04.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04*-12/31/04


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A: $10,691 70% S&P 500 STOCK INDEX/ 30% MSCI EAFE INDEX: $10,951
S&P  500 STOCK INDEX: $10,718
MSCI EAFE INDEX: $11,510

[THE FOLLOWING DATA WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

               AllianceBernstein           70% S&P 500
              Wealth Appreciation         Stock Index /         S&P 500
              Strategy Portfolio            30% MSCI             Stock             MSCI EAFE
                   Class A                 EAFE Index            Index               Index
----------------------------------------------------------------------------------------------
7/1/04*           10,000                    10,000               10,000               10,000
7/31/04            9,710                     9,671                9,669                9,677
8/31/04            9,660                     9,712                9,708                9,722
9/30/04            9,800                     9,862                9,813                9,977
10/31/04           9,980                    10,069                9,963               10,318
11/30/04          10,370                    10,561               10,365               11,026
12/31/04          10,691                    10,951               10,718               11,510

* SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 7/1/04. THE GROWTH OF $10,000 FOR THE INDICES IS FROM THE CLOSEST MONTH-END TO THE PORTFOLIO'S INCEPTION, WHICH IS 6/30/04.


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A SHARES (FROM 7/1/04* TO 12/31/04) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BALANCED BENCHMARK (70% S&P 500 STOCK INDEX / 30% MSCI EAFE INDEX), AS WELL AS THE COMPONENTS OF THE BALANCED BENCHMARK BY THEMSELVES. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.


See Historical Performance and Benchmark disclosures on previous page.


3


WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning         Ending
Wealth Appreciation        Account Value     Account Value         Expenses Paid           Annualized
Strategy Portfolio          July 1, 2004   December 31, 2004       During Period*        Expense Ratio*
-------------------------------------------------------------------------------------------------------
Class A
Actual                        $ 1,000          $ 1,069.00              $ 6.10                1.18%
Hypothetical
  (5% return
  before expenses)            $ 1,000          $ 1,019.10              $ 5.96                1.18%

Class B
Actual                        $ 1,000          $ 1,067.00              $ 7.70                1.49%
Hypothetical
  (5% return
  before expenses)            $ 1,000          $ 1,017.55              $ 7.52                1.49%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


4


WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COMPANY                                    U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.                        $   383,250              2.4%
Citigroup, Inc.                                 330,032              2.0
eBay, Inc.                                      267,443              1.6
Dell, Inc.                                      248,625              1.5
Yahoo!, Inc.                                    244,919              1.5
Microsoft Corp.                                 239,055              1.5
Electronic Arts, Inc.                           203,544              1.3
Target Corp.                                    202,527              1.2
JPMorgan Chase & Co.                            198,950              1.2
American International Group, Inc.              197,009              1.2
                                            $ 2,515,354             15.4%



SECTOR DIVERSIFICATION
December 31, 2004
-------------------------------------------------------------------------------


                                                                  PERCENT OF
SECTOR                                     U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
Technology/Electronics                      $ 2,566,395             15.7%
Finance                                       2,523,813             15.5
Consumer Cyclical                             2,158,517             13.2
Construction & Housing                        1,670,767             10.3
Medical                                       1,465,078              9.0
Capital Equipment                             1,005,425              6.2
Consumer Staples                                636,562              3.9
Energy                                          598,708              3.7
Utilities                                       276,318              1.7
Industrial Commodities                          258,173              1.6
Transportation                                  195,526              1.2
Telecommunications                               69,782              0.4
Total Investments*                           13,425,064             82.4
Cash and receivables, net of liabilities      2,867,455             17.6
Net Assets                                  $16,292,519            100.0%


* Excludes short-term investments.


5


WEALTH APPRECIATION STRATEGY PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COUNTRY                                    U.S. $ VALUE           NET ASSETS
-------------------------------------------------------------------------------
United States                               $ 9,854,090             60.5%
United Kingdom                                  759,358              4.7
Japan                                           470,486              2.9
Switzerland                                     366,404              2.2
France                                          281,894              1.7
Bermuda                                         201,364              1.2
Australia                                       190,148              1.2
Hong Kong                                       161,139              1.0
Canada                                          159,857              1.0
Other*                                          980,324              6.0
Total Investments**                          13,425,064             82.4
Cash and receivables, net of liabilities      2,867,455             17.6
Net Assets                                  $16,292,519            100.0%


* The Fund's country breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1% weightings in the following countries: Cayman Islands, Finland, Germany, Ireland, Israel, Italy, Mexico, Netherlands, Panama, Russia, Singapore, South Africa, South Korea, Spain, Sweden and Taiwan.

**   Excludes short-term obligations.


6


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-82.4%
UNITED STATES INVESTMENTS-60.5%
TECHNOLOGY / ELECTRONICS-12.5%
DATA PROCESSING-7.7%
Apple Computer, Inc. (a)                          1,200      $    77,280
Arrow Electronics, Inc. (a)                       1,350           32,805
Avnet, Inc. (a)                                   1,800           32,832
Dell, Inc. (a)                                    5,900          248,625
Electronic Arts, Inc. (a)                         3,300          203,544
Electronic Data Systems Corp.                     2,400           55,440
Google, Inc. Cl. A (a)                              360           69,516
Hewlett-Packard Co.                               6,500          136,305
Microsoft Corp.                                   8,950          239,055
Network Appliance, Inc. (a)                         600           19,932
Sanmina-SCI Corp. (a)                             3,000           25,410
Solectron Corp. (a)                               8,700           46,371
Tech Data Corp.(a)                                1,300           59,020
                                                             ------------
                                                               1,246,135

ELECTRICAL & ELECTRONICS-4.0%
Broadcom Corp. Cl. A (a)                          3,050           98,454
Cisco Systems, Inc. (a)                           3,550           68,515
Corning, Inc. (a)                                11,700          137,709
Juniper Networks, Inc. (a)                        5,250          142,748
Qualcomm, Inc.                                    4,150          175,960
Tellabs, Inc. (a)                                 3,300           28,347
                                                             ------------
                                                                 651,733

ELECTRICAL COMPONENTS & INSTRUMENTS-0.8%
Applied Materials, Inc. (a)                       1,800           30,780
Intel Corp.                                       1,230           28,770
Symantec Corp. (a)                                2,900           74,704
                                                             ------------
                                                                 134,254
                                                             ------------
                                                               2,032,122

FINANCE-12.2%
BANKING-6.1%
Bank of America Corp.                             1,700           79,883
Citigroup, Inc.                                   6,850          330,032
Fannie Mae                                        1,200           85,452
Freddie Mac                                         950           70,015
JPMorgan Chase & Co.                              5,100          198,950
National City Corp.                               2,450           91,998
SunTrust Banks, Inc.                              1,100           81,268
Wachovia Corp.                                    1,000           52,600
                                                             ------------
                                                                 990,198

FINANCIAL SERVICES-2.5%
Franklin Resources, Inc.                            800           55,720
Lehman Brothers Holdings,
  Inc.                                              800           69,984
MBNA Corp.                                        5,350          150,817
Merrill Lynch & Co., Inc.                           620           37,057
Morgan Stanley                                      800           44,416
The Goldman Sachs Group,
  Inc.                                              550           57,222
                                                             ------------
                                                                 415,216

INSURANCE-3.6%
American International Group,
  Inc.                                            3,000          197,009
The Hartford Financial
  Services Group, Inc.                            1,225           84,905
The Progressive Corp.                               550           46,662
The St. Paul Travelers Cos.,
  Inc.                                            2,100           77,847
Torchmark Corp.                                     700           39,998
UnitedHealth Group, Inc.                          1,600          140,848
                                                             ------------
                                                                 587,269
                                                             ------------
                                                               1,992,683

CONSUMER CYCLICAL-10.7%
BROADCASTING & PUBLISHING-3.6%
Comcast Corp. Special
  Cl. A (a)                                       3,250          106,730
The E.W. Scripps Co. Cl. A                        2,200          106,216
Time Warner, Inc. (a)                             6,900          134,136
Yahoo!, Inc. (a)                                  6,500          244,919
                                                             ------------
                                                                 592,001

BUSINESS & PUBLIC SERVICES-0.3%
The Interpublic Group of Cos.,
  Inc. (a)                                        3,600           48,240

LEISURE & TOURISM-0.9%
Hilton Hotels Corp.                                 300            6,822
Host Marriott Corp.                               2,400           41,520
Starbucks Corp. (a)                               1,150           71,714
Starwood Hotels & Resorts
  Worldwide, Inc.                                   425           24,820
                                                             ------------
                                                                 144,876

MERCHANDISING-5.3%
Amazon.com, Inc. (a)                                500           22,145
Bed Bath & Beyond, Inc. (a)                         900           35,847
eBay, Inc. (a)                                    2,300          267,443
Federated Department Stores,
  Inc.                                              500           28,895
Limited Brands                                    1,000           23,020
Lowe's Cos., Inc.                                 3,250          187,168
Office Depot, Inc. (a)                            3,900           67,704
Target Corp.                                      3,900          202,527
Wal-Mart Stores, Inc.                               550           29,051
                                                             ------------
                                                                 863,800


7


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
TEXTILES & APPAREL-0.6%
Jones Apparel Group, Inc.                         2,200      $    80,454
V.F. Corp.                                          400           22,152
                                                             ------------
                                                                 102,606
                                                             ------------
                                                               1,751,523

MEDICAL-5.7%
HEALTH & PERSONAL CARE-5.7%
Amgen, Inc. (a)                                   2,550          163,583
Avon Products, Inc.                               2,850          110,295
Boston Scientific Corp. (a)                       3,200          113,760
HCA, Inc.                                         1,700           67,932
Medco Health Solutions,
  Inc. (a)                                        1,750           72,800
Pfizer, Inc.                                      7,100          190,918
St. Jude Medical, Inc. (a)                        3,050          127,887
Zimmer Holdings, Inc. (a)                         1,000           80,120
                                                             ------------
                                                                 927,295

CAPITAL EQUIPMENT-5.0%
AEROSPACE & DEFENSE-0.4%
The Boeing Co.                                    1,200           62,124

AUTOMOBILES-0.4%
BorgWarner, Inc.                                  1,350           73,130

INDUSTRIAL COMPONENTS-0.5%
Eaton Corp.                                       1,100           79,596

MULTI-INDUSTRY-3.7%
General Electric Co.                             10,500          383,250
Hubbell, Inc. Cl. B                               1,650           86,295
Parker Hannifin Corp.                             1,300           98,462
Textron, Inc.                                       400           29,520
                                                             ------------
                                                                 597,527
                                                             ------------
                                                                 812,377

CONSTRUCTION & HOUSING-4.7%
BUILDING MATERIALS-0.3%
Martin Marietta Materials,
  Inc.                                              800           42,928

CONSTRUCTION & HOUSING-0.2%
Pulte Homes, Inc.                                   550           35,090

REAL ESTATE-4.2%
Alexandria Real Estate
  Equities, Inc.                                    470           34,977
AMB Property Corp.                                  450           18,176
Archstone-Smith Trust                               700           26,810
Boston Properties, Inc.                             375           24,251
Brookfield Properties                               300            9,364
Camden Property Trust                               450           22,950
Corporate Office Properties
  Trust                                             775           22,746
Developers Diversified Realty
  Corp.                                             905           40,155
Duke Realty Corp.                                   950           32,433
EastGroup Properties, Inc.                          375           14,370
Equity Office Properties Trust                      250            7,280
Equity One, Inc.                                    250            5,933
Equity Residential                                1,000           36,180
Essex Property Trust, Inc.                          150           12,570
General Growth Properties,
  Inc.                                              875           31,640
Glenborough Realty Trust, Inc.                      225            4,788
iStar Financial, Inc.                               430           19,462
Kimco Realty Corp.                                   50            2,900
LaSalle Hotel Properties                            400           12,732
Mack-Cali Realty Corp.                              300           13,809
Pan Pacific Retail Properties,
  Inc.                                              200           12,540
Prentiss Properties Trust                           325           12,415
ProLogis                                          1,275           55,246
Reckson Associates Realty
  Corp.                                             100            3,281
Regency Centers Corp.                               325           18,005
Shurgard Storage Centers, Inc.
  Cl. A                                             375           16,504
Simon Property Group, Inc.                          825           53,353
SL Green Realty Corp.                               275           16,651
Tanger Factory Outlet
  Centers, Inc.                                     400           10,584
The Macerich Co.                                    200           12,560
The Mills Corp.                                     325           20,722
United Dominion Realty
  Trust, Inc.                                     1,000           24,800
Vornado Realty Trust                                350           26,646
Washington Real Estate, Inc.                        150            5,081
Windrose Medical Properties
  Trust                                             650            9,367
                                                             ------------
                                                                 691,281
                                                             ------------
                                                                 769,299

CONSUMER STAPLES-3.0%
BEVERAGES & TOBACCO-1.2%
Altria Group, Inc.                                1,600           97,760
PepsiCo, Inc.                                     1,900           99,180
                                                             ------------
                                                                 196,940

FOOD & HOUSEHOLD PRODUCTS-1.8%
Safeway, Inc. (a)                                 4,100           80,934
The Kroger Co. (a)                                3,300           57,882
The Procter & Gamble Co.                          2,700          148,716
                                                             ------------
                                                                 287,532
                                                             ------------
                                                                 484,472


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
ENERGY-2.4%
ENERGY EQUIPMENT & SERVICES-0.5%
Baker Hughes, Inc.                                  820      $    34,989
Halliburton Co.                                   1,150           45,126
                                                             ------------
                                                                  80,115

ENERGY SOURCES-1.9%
ChevronTexaco Corp.                               2,500          131,275
ConocoPhillips                                    1,125           97,684
Occidental Petroleum Corp.                        1,400           81,704
                                                             ------------
                                                                 310,663
                                                             ------------
                                                                 390,778

UTILITIES-1.7%
ELECTRIC & GAS UTILITY-1.7%
American Electric Power
  Co., Inc.                                       1,100           37,774
Entergy Corp.                                     1,300           87,867
FirstEnergy Corp.                                   800           31,608
Sempra Energy                                     1,500           55,020
Wisconsin Energy Corp.                            1,900           64,049
                                                             ------------
                                                                 276,318

TRANSPORTATION-1.2%
TRANSPORTATION - ROAD & RAIL-1.2%
Burlington Northern Santa Fe
  Corp.                                             500           23,655
CSX Corp.                                         2,500          100,200
Norfolk Southern Corp.                            1,000           36,190
United Parcel Service, Inc.                         350           29,911
                                                             ------------
                                                                 189,956

INDUSTRIAL COMMODITIES-1.4%
CHEMICAL-0.2%
PPG Industries, Inc.                                500           34,080
FOREST & PAPER-1.2%
International Paper Co.                             800           33,600
Kimberly-Clark Corp.                                700           46,067
MeadWestvaco Corp.                                1,200           40,668
Smurfit-Stone Container
  Corp. (a)                                       3,900           72,852
                                                             ------------
                                                                 193,187
                                                             ------------
                                                                 227,267

Total United States Investments
  (cost $9,061,075)                                            9,854,090

FOREIGN INVESTMENTS-21.9%
AUSTRALIA-1.2%
Bunnings Warehouse Property
  Trust                                           6,950            9,939
Centro Properties Group                           1,100            4,984
Coles Myer Ltd.                                   1,395           10,782
DB Rreef Trust                                    1,790            1,852
General Property Trust                            5,100           14,952
ING Industrial Fund                              10,783           18,286
Macquarie CountryWide Trust                       9,300           15,192
Multplex Group                                    1,370            5,842
Publishing & Broadcasting                           400            5,499
Rinker Group Ltd.                                 3,600           30,080
Stockland                                         3,200           15,040
Westfield Group (a)                               4,480           57,700
                                                             ------------
                                                                 190,148

BERMUDA-1.2%
Cooper Industries Ltd. Cl. A                        300           20,367
Marvell Technology Group
  Ltd. (a)                                        2,500           88,675
Nabors Industries Ltd. (a)                        1,800           92,322
                                                             ------------
                                                                 201,364

CANADA-1.0%
Boardwalk Real Estate
  Investment Trust                                  400            6,160
Borealis Retail Real Estate
  Investment Trust                                1,300           14,517
Canadian Apartment
  Properties Real Estate                            400            5,034
Canadian Real Estate
  Investment Trust                                1,000           14,815
Cominar Real Estate
  Investment Trust                                  300            4,322
H&R Real Estate Investment
  Trust                                             800           12,680
InnVest Real Estate Investment
  Trust                                             300            2,980
O&Y Real Estate Investment
  Trust                                             900           10,591
Research In Motion Ltd. (a)                         580           47,804
RioCan Real Estate Investment
  Trust                                           1,800           26,666
Summit Real Estate
  Investment Trust                                  950           14,288
                                                             ------------
                                                                 159,857

CAYMAN ISLANDS-0.3%
XL Capital Ltd. Cl. A                               700           54,355

FINLAND-0.1%
Sponda Oyj                                        1,850           17,955

FRANCE-1.7%
BNP Paribas, SA                                     422           30,586
Essilor International, SA                           338           26,533
Gecina, SA                                          289           28,682
Klepierre                                           275           24,340
Sanofi Aventis                                      311           24,865
Schneider Electric,SA                               236           16,418
Total, SA                                           308           67,456
Unibail                                             400           63,014
                                                             ------------
                                                                 281,894


9


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
GERMANY-0.7%
Porsche AG pfd.                                      38      $    24,069
SAP AG                                              337           59,672
SAP AG (ADR)                                        800           35,368
                                                             ------------
                                                                 119,109

HONG KONG-1.0%
Esprit Holdings Ltd.                              8,000           48,352
Henderson Land Development
  Co., Ltd.                                       6,000           31,195
Kerry Properties Ltd.                            11,000           23,544
Sun Hung Kai Properties
  Ltd.                                            5,800           58,048
                                                             ------------
                                                                 161,139

IRELAND-0.6%
Allied Irish Banks Plc                            1,691           35,023
Anglo Irish Bank Corp., Plc                         352            8,525
CRH Plc                                           2,059           55,078
                                                             ------------
                                                                  98,626

ISRAEL-0.8%
Teva Pharmaceutical Industries
  Ltd. (ADR)                                      4,100          122,425

ITALY-0.4%
Beni Stabili SpA                                  7,200            7,338
Eni S.p.A.                                        1,921           48,152
Fastweb (a)                                         175           10,067
                                                             ------------
                                                                  65,557

JAPAN-2.9%
Canon, Inc.                                       1,000           54,304
Daikin Industries Ltd.                            1,000           28,985
Denso Corp.                                       2,000           53,809
East Japan Railway Co.                                1            5,570
Eisai Co., Ltd.                                   1,000           32,981
Honda Motor Co., Ltd.                               700           36,597
Hoya Corp.                                          500           56,494
Japan Retail Fund Investment
  Corp.                                               3           25,324
Keyence Corp.                                       100           22,460
Mitsubishi Corp.                                  3,000           38,803
Mitsubishi Tokyo Financial
  Group, Inc.                                         2           20,484
Mitsui Fudosan Co., Ltd.                          2,000           24,358
Nippon Building Fund, Inc.                            2           17,059
Nitto Denko Corp.                                   200           10,981
Ricoh Co., Ltd.                                   1,000           19,376
Suzuki Motor Corp.                                  700           12,803
Takeda Chemical Industries
  Ltd.                                              200           10,098
                                                             ------------
                                                                 470,486

MEXICO-0.3%
America Movil, S.A. de C.V.
  Series L (ADR)                                    800           41,880
Grupo Televisa, SA (GDR)                            200           12,100
                                                             ------------
                                                                  53,980

NETHERLANDS-0.7%
ASML Holding NV (a)                               1,034           16,527
Eurocommercial
  Properties NV                                     110            3,904
ING Groep NV                                      1,356           41,008
Rodamco Europe NV                                   455           36,022
Wereldhave NV                                       110           11,929
                                                             ------------
                                                                 109,390

PANAMA-0.4%
Carnival Corp.                                    1,225           70,597

RUSSIA-0.1%
Mobile Telesystems                                  100           13,851

SINGAPORE-0.2%
Ascendas Real Estate
  Investment Trust Cl. A                          1,600            1,607
Ascendas Real Estate
  Investment Trust (a)                           16,000           16,761
CapitaMall Trust (a)                             16,000           17,251
                                                             ------------
                                                                  35,619

SOUTH AFRICA-0.0%
MTN Group Ltd.                                      516            3,984

SOUTH KOREA-0.1%
Samsung Electronics Co.                              50           21,725

SPAIN-0.7%
Banco Bilbao Vizcaya                              2,611           46,308
Gestevision Telecinco, SA (a)                       790           16,300
Industria de Diseno Textil, SA
  (Inditex)                                       1,257           37,039
Inmobiliaria Colonial                               250           10,037
                                                             ------------
                                                                 109,684

SWEDEN-0.3%
Ericsson AB CI. B (a)                            16,092           50,684

SWITZERLAND-2.3%
Alcon, Inc.                                       1,650          132,989
Compagnie Financiere
  Richemont AG                                      478           15,913
Nobel Biocare Holding AG                            130           23,491
Novartis AG                                       1,389           69,902
Roche Holding AG                                    562           64,508
UBS AG                                              711           59,601
                                                             ------------
                                                                 366,404

TAIWAN-0.2%
Hon Hai Precision Industry                        5,000           23,223
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR)                                           6,000            9,560
                                                             ------------
                                                                  32,783


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
UNITED KINGDOM-4.7%
Billiton Plc                                      1,705      $    19,925
British Land Co. Plc                              1,200           20,606
Brixton Plc                                       1,350            9,091
Capita Group Plc                                  4,056           28,401
Capital & Regional Plc                            1,500           19,982
Carnival Plc                                      1,027           62,658
Derwent Valley Holdings Plc                         400            8,625
Enterprise Inns Plc                               1,572           23,921
Great Universal Stores Plc                        2,687           48,328
Hammerson Plc                                       900           15,007
Hilton Group Plc                                  4,268           23,277
HSBC Holdings Plc                                 3,257           54,874
Land Securities Group Plc                         1,500           40,233
Liberty International Plc                           500            9,297
Man Group Plc                                       719           20,290
Reckitt Benckiser Plc                             2,176           65,629
Royal Bank of Scotland
  Group Plc                                       2,570           86,313
Slough Estates Plc                                2,200           23,165
Smith & Nephew Plc                                2,931           29,991


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Standared Chartered Bank                          1,673      $    31,056
Tesco Plc                                        14,013           86,461
WPP Group Plc                                     2,939           32,228
                                                             ------------
                                                                 759,358

Total Foreign Investments
  (cost $3,364,883)                                            3,570,974

Total Common Stocks and
  Other Investments
  (cost $12,425,958)                                          13,425,064

SHORT-TERM INVESTMENT-16.1%
TIME DEPOSIT-16.1%
The Bank of New York
  1.50%, 1/03/05
  (cost $2,629,000)                              $2,629        2,629,000

TOTAL INVESTMENTS-98.5%
  (cost $15,054,958)                                          16,054,064
Other assets less
  liabilities-1.5%                                               238,455

NET ASSETS-100%                                              $16,292,519



FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                  Value at
                   Number of    Expiration      Original         December 31,       Unrealized
     Type          Contracts      Month           Value             2004           Appreciation
-----------------------------------------------------------------------------------------------
EURO STOXX 50          33        Mar 2005      $1,310,745        $1,322,332          $11,587
FTSE 100 IDX FUT        5        Mar 2005         455,933           460,536            4,603
TOPIX INDX FUT          4        Mar 2005         429,837           447,936           18,099
                                                                                     $34,289


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


11


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $15,054,958)         $16,054,064
  Cash                                                                   170
  Foreign cash, at value (cost $453,146)                             453,879(a)
  Receivable for investment securities sold and foreign
    currency contracts                                               106,652
  Receivable due from Adviser                                         54,772
  Receivable for capital stock sold                                   41,444
  Dividends and interest receivable                                   16,352
  Total assets                                                    16,727,333

LIABILITIES
  Payable for investment securities purchased and foreign
    currency contracts                                               365,665
  Payable for variation margin on futures contracts                    2,244
  Distribution fee payable                                             1,954
  Transfer agent fee payable                                              56
  Accrued expenses                                                    64,895
  Total liabilities                                                  434,814

NET ASSETS                                                       $16,292,519

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     1,526
  Additional paid-in capital                                      15,156,750
  Undistributed net investment income                                 55,406
  Accumulated net realized gain on investment and foreign
    currency transactions                                             46,617
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                    1,032,220
                                                                 $16,292,519

Class A Shares
  Net assets                                                     $ 5,877,179
  Shares of capital stock outstanding                                550,000
  Net asset value per share                                      $     10.69

Class B Shares
  Net assets                                                     $10,415,340
  Shares of capital stock outstanding                                976,076
  Net asset value per share                                      $     10.67


(a) An amount of U.S. $126,029 has been segregated as collateral for the financial futures contracts outstanding at December 31, 2004.

     See Notes to Financial Statements.


12


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
July 1, 2004(a) to December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $936)              $    76,818
  Interest                                                            16,136
  Total investment income                                             92,954

EXPENSES
  Advisory fee                                                        33,919
  Distribution fee--Class B                                            6,185
  Custodian                                                           93,072
  Audit                                                               41,750
  Administrative                                                      34,500
  Legal                                                               17,185
  Printing                                                             5,772
  Directors' fees                                                        500
  Transfer agency                                                        409
  Miscellaneous                                                        2,562
  Total expenses                                                     235,854
  Less: expenses waived and reimbursed by the
    Adviser (see Note B)                                            (167,050)
  Net expenses                                                        68,804
  Net investment income                                               24,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          (81,467)
    Futures                                                          128,942
    Foreign currency transactions                                     30,398
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      999,106
    Futures                                                           34,289
    Foreign currency denominated assets and liabilities               (1,175)
  Net gain on investment and foreign currency transactions         1,110,093

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 1,134,243


(a)  Commencement of operations.

     See Notes to Financial Statements.


13


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                             July 1, 2004(a) to
                                                                 December 31,
                                                                     2004
                                                             ------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                          $    24,150
  Net realized gain on investment and foreign currency
    transactions                                                      77,873
  Net change in unrealized appreciation/depreciation of
    investments and foreign currency denominated assets
    and liabilities                                                1,032,220
  Net increase in net assets from operations                       1,134,243

CAPITAL STOCK TRANSACTIONS
  Net increase                                                    15,158,276
  Total increase                                                  16,292,519

NET ASSETS
  Beginning of period                                                     -0-
  End of period (including undistributed net investment
    income of $55,406)                                           $16,292,519


(a)  Commencement of operations.

     See Notes to Financial Statements.


14


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: Significant Accounting Policies
The AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


15


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements
It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the period ended December 31, 2004 the Adviser waived fees in the amount of $132,550.

Pursuant to the terms of the investment advisory agreement, the Portfolio has voluntarily agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $34,500 for the period ended December 31, 2004.

Brokerage commissions paid on investment transactions for the period ended December 31, 2004, amounted to $25,508, of which $3,257 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $409 for the period ended December 31, 2004.

NOTE C: Distribution Plan
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2004 were as follows:

                                                  Purchases           Sales
                                                -------------     -------------
Investment securities (excluding U.S.
  government securities)                         $13,634,903       $ 1,131,938
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                               $15,138,710
Gross unrealized appreciation                                      $   990,026
Gross unrealized depreciation                                          (74,672)
Net unrealized appreciation                                        $   915,354


17


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


1. Financial Futures Contracts
The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts
The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: Capital Stock
There are 1,000,000,000 share of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                             SHARES                AMOUNT
                                       ------------------    ------------------
                                       July 1, 2004(a) to    July 1, 2004(a) to
                                          December 31,          December 31,
                                              2004                  2004
                                       ------------------    ------------------
Class A
Shares sold                                 550,000            $5,499,146
Net increase                                550,000            $5,499,146

Class B
Shares sold                                 985,580            $9,756,067
Shares redeemed                              (9,504)              (96,937)
Net increase                                976,076            $9,659,130

(a)  Commencement of operations.


NOTE F: Risk Involved in Investing in the Portfolio
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification of Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2004.

NOTE H: Component of Accumulated Earnings (Deficit)
As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                       $  183,845
Undistributed long-term capital gain                                     1,715
Unrealized appreciation/(depreciation)                                 948,683
Total accumulated earnings/(deficit)                                $1,134,243


The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax character of dividends received, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency gains and losses and the tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.


19


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE I: Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


21


WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                 CLASS A           CLASS B
                                              ---------------   ---------------
                                              July 1, 2004(a)   July 1, 2004(a)
                                                    to                to
                                               December 31,      December 31,
                                                   2004              2004
                                              ---------------   ---------------
Net asset value, beginning of period              $10.00            $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                         .01               .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                       .68               .64
Net increase in net asset value from
  operations                                         .69               .67
Net asset value, end of period                    $10.69            $10.67

TOTAL RETURN
Total investment return based on net
  asset value (d)                                   6.90%             6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                 $5,877           $10,416
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements (e)                              1.20%             1.45%
  Expenses, before waivers and
    reimbursements (e)                              4.33%             4.78%
  Net investment income (c)(e)                       .25%              .71%
Portfolio turnover rate                               14%               14%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS INC.
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the period July 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period July 1, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 4, 2005


23


WEALTH APPRECIATION
STRAGEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
William H. Foulk, Jr. (1), CHAIRMAN
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672



(1) Member of the Audit Committee and Governance and Nominating Committee.


24


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                    IN FUND         OTHER
   NAME, ADDRESS,                         PRINCIPAL                                 COMPLEX      DIRECTORSHIP
   DATE OF BIRTH                         OCCUPATION(S)                             OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                           DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#       Investment adviser and an independent                    113           None
2 Sound View Drive            consultant. He was formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had been
CHAIRMAN OF THE BOARD         associated since prior to 2000. He was formerly
9/7/32                        Deputy Comptroller and Chief Investment
(1990)                        Officer of the State of New York and, prior
                              thereto, Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block, #, **             Formerly Executive Vice President and Chief               94           None
500 SE Mizner Blvd.           Insurance Officer of The Equitable Life
Boca Raton, FL 33432          Assurance Society of the United States;
11/7/30                       Chairman and Chief Executive Officer of Evlico;
(1992)                        Director of Avon, BP (oil and gas), Ecolab
                              Incorporated (specialty chemicals), Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation; former Governor
                              at Large National Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent consultant. Until December 1994,              95           None
P.O. Box 167                  he was Senior Vice President of Alliance Capital
Spring Lake, NJ 07762         Management Corporation ("ACMC") responsible
10/23/29                      for mutual fund administration. Prior to joining
(1990)                        ACMC in 1984, he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968. Prior to
                              that, he was a Senior Manager at Price Waterhouse
                              & Co. Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin,#              Consultant. Formerly President of Save Venice,            98           None
P.O. Box 12                   Inc. (preservation organization) from 2001-2002,
Annandale, NY 12504           Senior Advisor from June 1999-June 2000
2/19/42                       and President of Historic Hudson Valley (historic
(1992)                        preservation) from December 1989-May 1999.
                              Previously, Director of the National Academy
                              of Design and during 1988-1992, Director and
                              Chairman of the Audit Committee of ACMC.


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee and Governance and Nominating Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.


25


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Officer Information(1)
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*         PRINCIPAL POSITION(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH           HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Marc O. Mayer            President                See biography above.
10/2/57

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
5/29/45                  and Independent          Officer-Mutual Funds of ACMC**, with which he has
                         Compliance Officer       been associated since October 2004. Prior
                                                  thereto, he was Of Counsel to Kirkpatrick &
                                                  Lockhart, LLP from October 2003 to October 2004,
                                                  and General Counsel and First Vice President of
                                                  Merrill Lynch Investment Managers L.P. since prior
                                                  to 2000 until March 2003.

Teresa Marziano          Senior Vice President    Senior Vice President of ACMC** since October
9/1/54                                            2000 and co-Chief Investment Officer of Real
                                                  Estate Investments since July 2004. Prior thereto,
                                                  she was a Senior Analyst of investment research at
                                                  Sanford C. Bernstein & Co., Inc. ("Bernstein")
                                                  since prior to 2000.

Joseph G. Paul           Senior Vice President    Senior Vice President of ACMC**, co-Chief Investment
2/8/60                                            Officer of Real Estate Investments since July 2004;
                                                  and Chief Investment Officer of Small and Mid
                                                  Capitalization Value Equities since 2002. He is also
                                                  Chief Investment Officer of Advanced Value at ACMC
                                                  since October 2000, and held the same position at SCB
                                                  since prior to 2000.

Seth J. Masters          Vice President           Executive Vice President of ACMC** and Chief
6/4/59                                            Investment Officer of Style Blend and Core Equity
                                                  Services and head of U.S. and Global Style Blend teams
                                                  since October 2000. Prior thereto, he was Chief
                                                  Investment Officer for Emerging Markets Value at
                                                  Sanford C. Bernstein & Co., Inc. ("Bernstein") since
                                                  prior to 2000.

Mark R. Manley           Clerk                    Senior Vice President, Deputy General Counsel and
10/23/62                                          Chief Compliance Officer of ACMC**, with which he has
                                                  been associated since prior to 2000.

Mark D. Gersten          Treasurer and Chief      Senior Vice President of Alliance Global Investor
10/4/50                  Financial Officer        Services, Inc. ("AGIS")** and Vice President of ABIRM**,
                                                  with which he has been associated since prior to 2000.

Thomas R. Manley         Controller               Vice President of ACMC**, with which he has been
8/3/51                                            associated since prior to 2000.


(1) The day-to-day management of and investment decisions for the portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)227-4618 for a free prospectus or SAI.

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees
                                                        ----------     -------------        --------
AllianceBernstein Americas Government
Income Portfolio                              2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Balanced Wealth Strategy
Portfolio                                     2003               0              0                  0
                                              2004*        $26,000         $1,843             $7,283

AllianceBernstein Global Bond Portfolio       2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Global Dollar Government
Portfolio                                     2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Growth Portfolio            2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Growth and Income
Portfolio                                     2003         $23,500         $2,185             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein High Yield Portfolio        2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein International Portfolio     2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,609

AllianceBernstein International Value
Portfolio                                     2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310             $7,809

AllianceBernstein Money Market Portfolio      2003         $23,500         $2,173             $7,729
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Premier Growth Portfolio    2003         $23,500         $2,185             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Real Estate Investment
Portfolio                                     2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Small Cap Growth
Portfolio                                     2003         $23,500         $2,173             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Small Cap Value Portfolio   2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Technology Portfolio        2003         $23,500         $2,1732            $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Total Return Portfolio      2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein U.S. Government /
High Grade Securities Portfolio               2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein U.S. Large Cap
Blended Style Portfolio                       2003         $23,500         $822               $6,543
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Utility Income Portfolio    2003         $23,500         $2,172             $8,748
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Value Portfolio             2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310             $7,282

AllianceBernstein Wealth Appreciation
Strategy Portfolio                            2003               0              0                  0
                                              2004*        $26,000         $1,843             $7,283

AllianceBernstein Worldwide Privatization
Portfolio                                     2003         $23,500         $2,172             $8,747
                                              2004         $26,000         $2,310            $11,789


* The Portfolio commenced operations on July 1, 2004.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                     All Fees for             Audit Committee
                                                                  Non-Audit Services       (Portion Comprised of
                                                                    Provided to the           Audit Related Fees)
                                                                Portfolio, the Adviser     (Portion Comprised of
                                                                and Service Affiliates           Tax Fees)
                                                                ----------------------     ---------------------
AllianceBernstein Americas Government
Income Portfolio                             2003                       $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Balance Wealth Strategy
Portfolio                                     2003                             0                            [0]
                                                                                                            (0)
                                                                                                            (0)
                                              2004*                     $966,844                       $84,126
                                                                                                      ($76,843)
                                                                                                       ($7,283)
AllianceBernstein Global Bond Portfolio       2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Global Dollar Government
Portfolio                                     2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Growth Portfolio            2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Growth and Income
Portfolio                                     2003                      $910,185                      $372,932
                                                                                                     ($364,185)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein High Yield Portfolio        2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein International Portfolio     2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,637                       $84,919
                                                                                                      ($77,310)
                                                                                                       ($7,609)
AllianceBernstein International Value
Portfolio                                     2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $967,837                       $85,119
                                                                                                      ($77,310)
                                                                                                       ($7,809)
AllianceBernstein Money Market Portfolio      2003                      $909,167                      $371,902
                                                                                                     ($364,173)
                                                                                                       ($7,729)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Premier Growth Portfolio    2003                      $910,197                      $372,932
                                                                                                     ($364,185)
                                                                                                       ($8,747)
                                              2004                      $967,310                        84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Real Estate Investment
Portfolio                                     2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Small Cap Growth Portfolio  2003                      $910,197                      $372,932
                                                                                                     ($364,185)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Small Cap Value Portfolio   2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Technology Portfolio        2003                      $910,185                      $372,920
                                                                                                     ($364,173)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Total Return Portfolio      2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein U.S. Government /
High Grade Securities Portfolio               2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $967,310                        84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein U.S. Large Cap
Blended Style Portfolio                       2003                      $906,630                      $369,365
                                                                                                     ($362,822)
                                                                                                       ($6,543)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Utility Income Portfolio    2003                      $910,185                      $372,920
                                                                                                     ($364,172)
                                                                                                       ($8,748)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Value Portfolio             2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $967,310                       $84,592
                                                                                                      ($77,310)
                                                                                                       ($7,282)
AllianceBernstein Wealth Appreciation
Strategy Portfolio                            2003                             0                             0
                                                                                                            (0)
                                                                                                            (0)
                                              2004*                     $966,844                       $84,126
                                                                                                      ($76,843)
                                                                                                       ($7,283)
AllianceBernstein Worldwide Privatization
Portfolio                                     2003                      $910,184                      $372,919
                                                                                                     ($364,172)
                                                                                                       ($8,747)
                                              2004                      $971,817                       $89,099
                                                                                                      ($77,310)
                                                                                                      ($11,789)



* The Portfolio commenced operations on July 1, 2004.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.



 ITEM 10.         CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.   DESCRIPTION OF EXHIBIT

    11 (a) (1)    Code of ethics that is subject to the disclosure of Item 2 hereof

    11 (b) (1)    Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)    Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    February 28, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    February 28, 2005